UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09491
Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297

(Address of principal executive offices)	(Zip code)
BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8006

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-624-0197
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

AZLSM AIM
Basic Value Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Other Federal Income Tax Information	Page 17

Approval of Investment Advisory and Subadvisery Agreements	Page 18

Information about Trustees and Officers	Page 22

Other Information	Page 23
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM AIM Basic Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM AIM Basic Value Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.
A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM AIM Basic Value Fund produced a 12.80% total return. For the same period the Fund’s benchmark, the Russell 1000® Value Index1 generated a 22.25% total return.
The Fund’s portfolio manager seeks to invest in mid- and large-cap stocks that it believes are undervalued relative to the future cash flows of the underlying businesses. The Fund typically holds between 40 and 60 stocks.*
The U.S. equity market posted healthy gains during the year, as favorable economic data and solid corporate profits overshadowed concerns about a housing-market slowdown and uncertainty about interest rates and oil prices. The telecommunications services and energy sectors led the market for the year, while information technology and health care stocks generally trailed. Specific holdings in the financials and consumer discretionary sectors generated the largest positive contributions to Fund performance. Certain stocks in the information technology, health care and industrials sectors detracted from absolute returns.*
The Fund underperformed its benchmark, largely due to weak returns from a few stocks. Shares of a software maker posted losses as investors worried about management turnover, weaker-than-expected earnings and stock options accounting. Likewise, a managed-care stock declined due to investor concerns about industry fundamentals and stock-option accounting practices. The portfolio manager maintained or added to the Fund’s positions in both stocks, as the portfolio managers believed that the shares offered attractive long-term return potential.*
Certain stocks in the financials and consumer discretionary sectors boosted the Fund’s returns. Shares of several investment banks posted especially strong returns. Investors bid up those stocks as the companies improved operating and financial performance amid a robust capital markets environment. The stocks also benefited from investor rotation into large-cap financials stocks in anticipation of an end to the Federal Reserve’s long campaign of interest rate increases. A large media stock also helped the Fund’s returns, as nearly all of the company’s business lines generated healthy growth in market share and earnings.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM AIM Basic Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio manager believes to be undervalued in relation to long-term earning power or other factors.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/02)

AZLSM AIM Basic Value Fund	12.80%	9.59%	6.42%

Russell 1000® Value Index	22.25%	15.09%	11.56%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL AIM Basic Value Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL AIM Basic Value Fund	$1,000.00	$1,117.30	$6.08	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL AIM Basic Value Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL AIM Basic Value Fund	$1,000.00	$1,019.46	$5.80	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL AIM Basic Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Banking/ Financial Services	19.2%

Building Products	3.2

Computers	4.3

Electronics	5.5

Health Care	10.8

Insurance	3.7

Manufacturing	10.8

Oil/ Gas	7.1

Pharmaceuticals	4.8

Retail/ Wholesale	10.1

Services	15.6

Travel/ Entertainment	2.5

Short-Term Investments	10.4

108.0%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (97.6%):

Banking/ Financial Services (19.2%):

94,100	Bank of New York Co., Inc.	$3,704,717

98,200	Citigroup, Inc.	5,469,740

103,897	Fannie Mae	6,170,443

90,200	H&R Block, Inc.	2,078,208

143,308	JPMorgan Chase & Co.	6,921,776

54,380	Merrill Lynch & Co., Inc.	5,062,778

59,700	Morgan Stanley	4,861,371

50,813	Realogy Corp.*	1,540,650

		35,809,683

Building Products (3.2%):

175,120	Cemex SA de CV, ADR^	5,924,310

Computers (4.3%):

198,437	Dell, Inc.*	4,978,785

96,969	Microsoft Corp.	2,895,494

		7,874,279

Electronics (5.5%):

220,043	CA, Inc.^	4,983,974

95,372	Novellus Systems, Inc.*^	3,282,704

50,736	Philips Electronics NV^	1,906,659

		10,173,337

Health Care (10.8%):

102,819	Cardinal Health, Inc.	6,624,628

16,240	McKesson Corp.	823,368

52,364	Sanofi-Aventis	4,821,327

143,529	UnitedHealth Group, Inc.	7,711,813

		19,981,136

Insurance (3.7%):

69,350	ACE, Ltd.	4,200,529

49,790	Genworth Financial, Inc., Class A	1,703,316

31,400	Marsh & McLennan Companies, Inc.	962,724

		6,866,569

Manufacturing (10.8%):

98,650	American Standard Cos., Inc.	4,523,103

129,993	General Electric Co.	4,837,040

243,550	Tyco International, Ltd.	7,403,919

115,700	Unilever NV	3,159,722

		19,923,784

Oil/ Gas (7.1%):

134,000	Halliburton Co.	4,160,700

65,100	Transocean, Inc.*	5,265,939

88,200	Weatherford International, Ltd.*	3,685,878

		13,112,517

Pharmaceuticals (4.8%):

154,737	Pfizer, Inc.	4,007,688

95,422	Wyeth	4,858,889

		8,866,577

Retail/ Wholesale (10.1%):

182,550	Gap, Inc.	3,559,725

74,031	Home Depot, Inc.	2,973,085

70,004	Kroger Co.	1,614,992

52,424	Molson Coors Brewing Co., Class B	4,007,291

43,156	Safeway, Inc.	1,491,471

89,840	Target Corp.	5,125,372

		18,771,936

Services (15.6%):

205,727	First Data Corp.	5,250,153

482,343	Interpublic Group of Cos., Inc.*^	5,903,879

54,921	Omnicom Group, Inc.	5,741,441

124,700	Waste Management, Inc.	4,585,219

81,600	Waters Corp.*	3,995,952

148,400	Western Union Co	3,327,128

		28,803,772

Travel/Entertainment (2.5%):

133,483	Walt Disney Co.	4,574,462

Total Common Stocks (Cost $137,017,453)		180,682,362

Collateral for Securities on Loan (6.6%):

12,234,267	Northern Trust Liquid Institutional Asset Portfolio	12,234,267

Total Collateral for Securities on Loan (Cost $12,234,267)		12,234,267

Deposit Account (3.8%):

7,008,218	NTRS London Deposit Account	7,008,218

Total Deposit Account (Cost $7,008,218)		7,008,218

Total Investment Securities (Cost $156,259,938)(a)—108.0%		199,924,847
Net other assets (liabilities)—(8.0)%		(14,747,873)

Net Assets—100.0%		$185,176,974

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $156,880,581. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$46,620,635

Unrealized depreciation	(3,576,369)

Net unrealized appreciation	$43,044,266

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	80.6%

Bermuda	5.9%

Cayman Islands	5.0%

Mexico	3.2%

Netherlands	2.7%

France	2.6%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL AIM
Basic Value
Fund

Assets

Investment securities, at cost	$156,259,938

Investment securities, at value*	$199,924,847

Foreign currency, at value (cost $26)	26

Interest and dividends receivable	202,937

Reclaim receivable	14,435

Prepaid expenses	2,536

Total Assets	200,144,781

Liabilities

Payable for investments purchased	2,517,841

Payable for capital shares redeemed	34,466

Payable for return of collateral received	12,234,267

Manager fees payable	117,237

Administration fees payable	7,768

Distribution fees payable	39,079

Administrative and compliance services fees payable	1,764

Other accrued liabilities	15,385

Total Liabilities	14,967,807

Net Assets	$185,176,974

Net Assets Consist of:

Capital	$135,501,023

Accumulated net investment income/(loss)	585,779

Net realized gains/(losses) on investments	5,425,019

Net unrealized appreciation/(depreciation) on investments	43,665,153

Net Assets	$185,176,974

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,673,872

Net Asset Value (offering and redemption price per share)	$12.62

*	Includes securities on loan of $11,945,444.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL AIM
Basic Value
Fund

Investment Income:

Interest	$156,513

Dividends	2,541,649

Income from securities lending	13,040

Foreign withholding tax	(44,387)

Total Investment Income	2,666,815

Expenses:

Manager fees	1,338,155

Administration fees	98,498

Distribution fees	446,052

Audit fees	18,510

Administrative and compliance services fees	3,945

Custodian fees	17,182

Legal fees	15,918

Trustees’ fees	12,420

Recoupment of prior expenses reimbursed by the Manager	115,843

Other expenses	19,897

Total expenses before reductions	2,086,420

Less expenses paid indirectly	(2,743)

Net Expenses	2,083,677

Net Investment Income/(Loss)	583,138

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	5,659,004

Change in unrealized appreciation/depreciation on investments	14,899,912

Net Realized and Unrealized Gains/(Losses) on Investments	20,558,916

Change in Net Assets Resulting from Operations	$21,142,054

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL AIM
	Basic Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$583,138	$206,536

Net realized gains/(losses) on investment transactions	5,659,004	5,234,316

Change in unrealized appreciation/depreciation on investments	14,899,912	3,514,331

Change in net assets resulting from operations	21,142,054	8,955,183

Dividends to Shareholders:

From net investment income	(190,049)	—

From net realized gains on investments	(5,332,603)	(4,262,478)

Change in net assets resulting from dividends to shareholders	(5,522,652)	(4,262,478)

Capital Transactions:

Proceeds from shares issued	9,026,212	17,411,077

Proceeds from dividends reinvested	5,522,652	4,262,478

Value of shares redeemed	(24,699,128)	(17,149,855)

Change in net assets from capital transactions	(10,150,264)	4,523,700

Change in net assets	5,469,138	9,216,405

Net Assets:

Beginning of period	179,707,836	170,491,431

End of period	$185,176,974	$179,707,836

Accumulated net investment income/(loss)	$585,779	$190,049

Share Transactions:

Shares issued	753,065	1,557,454

Dividends reinvested	475,271	379,900

Shares redeemed	(2,104,013)	(1,542,874)

Change in shares	(875,677)	394,480

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,				May 1, 2002 to
					December 31,
	2006	2005	2004	2003	2002(a)

Net Asset Value, Beginning of Period	$11.56	$11.25	$10.15	$7.63	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.04	0.01	— *	(0.01)	0.01

Net Realized and Unrealized Gains/ (Losses) on Investments	1.40	0.58	1.10	2.53	(2.37)

Total from Investment Activities	1.44	0.59	1.10	2.52	(2.36)

Dividends to Shareholders From:

Net Investment Income	(0.01)	—	—	—	(0.01)

Net Realized Gains	(0.37)	(0.28)	—	—	—

Total Dividends	(0.38)	(0.28)	—	—	(0.01)

Net Asset Value, End of Period	$12.62	$11.56	$11.25	$10.15	$7.63

Total Return**(b)	12.80%	5.29%	10.84%	33.03%	(23.64)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$185,177	$179,708	$170,491	$91,232	$20,776

Net Investment Income/(Loss)(c)	0.33%	0.12%	0.00%	(0.10)%	0.22%

Expenses Before Reductions***(c)	1.17%	1.20%	1.20%	1.28%	2.19%

Expenses Net of Reductions(c)	1.17%	1.20%	1.17%	1.10%	1.10%

Expenses Net of Reductions(c)(d)	1.17%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate(b)	16.57%	18.38%	15.47%	17.11%	13.05%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL AIM Basic Value Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL AIM Basic Value Fund	$12,234,267	$11,945,444

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Asset Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, AIM Capital Management, Inc. (“AIM”) and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL AIM Basic Value Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period, if applicable, can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM Basic Value Fund
Notes to the Financial Statements, continued
December 31, 2006

of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $10,031 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL AIM Basic Value Fund	$28,939,397	$43,225,857

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $249,981 related to ordinary income and $5,272,671 related to net long term capital gains and for the year ended December 31, 2005 were $676,985 related to ordinary income and $3,585,493 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL AIM Basic Value Fund	$585,779	$6,045,662	$6,631,441	$43,044,510	$49,675,951

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL AIM Basic Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $5,272,671.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

19

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

20

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

21

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re- insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

22

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates and act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM AIM
International Equity Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Example and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 18

Other Federal Income Tax Information	Page 19

Approval of Investment Advisory and Subadvisory Agreements	Page 20

Information about Trustees and Officers	Page 24

Other Information	Page 25
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM AIM International Equity Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM AIM International Equity Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.
A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM AIM International Equity Fund gained 27.04% compared to a 26.34% return for its benchmark, the MSCI EAFE Index1.
This Fund’s portfolio manager seeks stocks with the potential to produce strong earnings growth, cash flow and returns on capital. The portfolio managers’ bottom-up security analysis drives the Fund’s geographic distribution, within parameters that are designed to ensure geographical diversification.2
Foreign equity markets posted strong returns during 2006, as positive economic data and strong corporate profits in Europe and Asia led to stock-market rallies in those regions. Meanwhile, currency appreciation boosted returns for U.S. investors. Japanese equities generated only lackluster returns, however. Emerging markets were volatile during the period, but generally finished the year with powerful gains. Every economic sector represented in the benchmark produced double-digit returns. That environment helped this Fund and its benchmark generate strong absolute returns.*
The Fund outperformed its benchmark, generating index-beating returns across all economic sectors. The Fund’s holdings in the information technology, financials, industrials, consumer discretionary and consumer staples sectors especially boosted relative returns.*
Strong stock selection in Europe also helped the Fund out-gain its benchmark, as the Fund’s holdings in France, Germany, Switzerland and the United Kingdom outperformed the index’s allocations to those countries. The Fund’s exposure to emerging markets such as Mexico, Indonesia and China, which are not represented in the benchmark, also helped its relative performance. Stocks in those countries benefited from a combination of attractive valuations and positive macroeconomic news. Stock selection in the weak-performing Japanese market likewise helped the Fund outperform its benchmark, as did an underweight allocation to Japanese stocks.*
The Fund’s underweight exposure to the utilities sector detracted from its relative performance. That said, good selection among utilities stocks offset the negative impact of the underweight position.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index, although they can invest in the underlying securities.

[2]	Diversification does not guarantee a profit nor protect against a loss.

1

AZLSM AIM International Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the portfolio manager to have strong earnings momentum.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/02)

AZLSM AIM International Equity Fund	27.04%	21.77%	14.39%

MSCI EAFE Index	26.34%	19.93%	15.84%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Example and Portfolio Composition (Unaudited)

As a shareholder of the AZL AIM International Equity Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL AIM International Equity Fund	$1,000.00	$1,173.80	$7.94	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL AIM International Equity Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL AIM International Equity Fund	$1,000.00	$1,017.90	$7.37	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Example and Portfolio Composition (Unaudited), continued

The AZL AIM International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Automobiles	5.2%

Banking/Financial Services	17.7

Beverages	2.9

Chemicals	3.5

Computers	3.4

Construction	1.9

Electronics	7.6

Food	1.2

Health Care	2.7

Insurance	4.8

Manufacturing	8.7

Media	1.0

Metals/Mining	1.1

Oil/Gas	7.2

Pharmaceuticals	4.5

Retail/Wholesale	7.0

Services	7.2

Telecommunications	2.2

Tobacco	2.1

Transportation	1.5

Short-Term Investments	17.0

110.4%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (93.4%):

Automobiles (5.2%):

58,400	Denso Corp.	$2,319,590

73,735	Maruti Udyog, Ltd.	1,548,265

250,900	Nissan Motor Co., Ltd.	3,048,364

3,745	Porsche AG	4,776,936

75,300	Toyota Motor Corp.	4,939,892

		16,633,047

Banking/ Financial Services (17.7%):

441,497	Akbank T.A.S.	2,672,762

250,564	Anglo Irish Bank Corp. plc	5,194,616

102,970	Babcock & Brown, Ltd.^	2,007,909

168,591	Banco Santander Central Hispano SA	3,136,266

56,477	BNP Paribas, Inc.	6,133,899

97,255	Commerzbank AG	3,677,657

40,927	Credit Suisse Group	2,856,439

32,900	Hana Financial Group, Inc.	1,726,373

52,043	Housing Development Finance Corp., Ltd.	1,913,382

25,980	ING Groep NV	1,151,220

23,752	KBC Bankverzekeringsholding	2,907,128

379	Mizuho Financial Group, Inc.	2,711,272

12,380	ORIX Corp.	3,592,793

64,125	OTP Bank Nyrt.	2,922,752

23,940	Societe Generale	4,050,036

163,924	Standard Bank Group, Ltd.	2,211,631

90,096	UBS AG, Registered Shares	5,456,660

136,000	United Overseas Bank, Ltd.	1,716,361

		56,039,156

Beverages (2.9%):

43,177	Companhia de Bebidas das Americas, ADR	2,107,038

57,828	Heineken Holding NV	2,345,374

74,552	InBev NV	4,913,315

		9,365,727

Chemicals (3.5%):

31,576	Henkel KGaA^	4,650,009

34,309	Syngenta AG	6,383,654

		11,033,663

Computers (3.4%):

70,700	Hitachi High-Technologies Corp.	2,091,183

529,764	Hon Hai Precision Industry Co., Ltd.	3,783,716

91,450	Infosys Technologies, Ltd., ADR^	4,989,512

		10,864,411

Construction (1.9%):

48,160	Vinci SA	6,135,038

Electronics (7.6%):

93,150	Canon, Inc.	5,276,465

41,200	FANUC, Ltd.	4,041,027

82,100	Hoya Corp.	3,205,727

49,900	Ibiden Co., Ltd.^	2,520,805

9,070	Keyence Corp.	2,241,562

199,500	MediaTek, Inc.	2,065,918

5,120	Samsung Electronics Co., Ltd.	3,355,035

131,738	Taiwan Semiconductor Manufacturing Co., Ltd., ADR^	1,439,896

		24,146,435

Food (1.2%):

10,868	Nestle SA, Registered Shares	3,855,400

Health Care (2.7%):

35,051	Roche Holding AG	6,273,423

26,511	Sanofi-Aventis^	2,440,955

		8,714,378

Insurance (4.8%):

177,757	Aviva plc	2,853,492

76,111	Axa^	3,068,615

77,215	Manulife Financial Corp.^	2,606,064

791,500	Ping An Insurance (Group) Co. of China, Ltd.	4,383,717

96,236	QBE Insurance Group, Ltd.^	2,194,528

		15,106,416

Manufacturing (8.7%):

91,600	Atlas Copco AB, Class A	3,064,299

16,803	Continental AG	1,955,654

85,826	CRH plc	3,562,696

9,322	Hyundai Heavy Industries Co., Ltd.*	1,259,621

70,600	JSR Corp.	1,829,911

35,549	MAN AG	3,223,139

10,766	Puma AG Rudolf Dassler Sport	4,205,027

78,629	Reckitt Benckiser plc	3,592,054

24,409	Siemens AG	2,434,192

86,900	Suzuki Motor Corp.	2,457,151

		27,583,744

Media (1.0%):

272,251	Informa Group Co., plc	3,171,733

Metals/ Mining (1.1%):

169,474	BHP Billiton plc^	3,368,342

Oil/ Gas (7.2%):

44,801	Canadian Natural Resources, Ltd.	2,388,183

139,961	Eni Spa	4,708,491

20,278	Lukoil, ADR	1,770,745

145,210	Petoleum Geo-Services*	3,399,415

18,501	Petroleo Brasileiro SA, ADR^	1,729,473

47,656	Suncor Energy, Inc.	3,751,903

69,166	Total SA	4,986,964

		22,735,174

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued

Pharmaceuticals (4.5%):

59,220	Bayer AG	$3,190,036

19,837	Merck KGaA	2,060,612

37,152	Novo Nordisk A/S, Series B	3,093,581

176,948	Shire plc	3,654,696

69,531	Teva Pharmaceutical Industries, Ltd., ADR	2,161,023

		14,159,948

Retail/ Wholesale (7.0%):

80,400	AEON Co., Ltd.	1,731,550

82,604	Compagnie Financiere Richemont AG	4,799,464

78,203	Enterprise Inns plc	2,066,666

298,500	Esprit Holdings, Ltd.	3,314,053

78,427	Industria de Diseno Textil SA^	4,213,826

410,529	Tesco plc	3,243,608

629,700	Wal-Mart de Mexico SA de CV, Series V	2,772,547

		22,141,714

Services (7.2%):

267,738	Brambles Ltd.*^	2,710,613

35,119	Cap Gemini SA	2,196,469

204,528	Capita Group plc	2,429,828

68,928	Grupo Televisa SA, ADR^	1,861,745

161,000	Hutchison Whampoa, Ltd.^	1,630,886

463,191	International Power plc	3,461,085

213,000	Keppel Corp., Ltd.	2,439,415

79,900	OPAP SA	3,086,937

236,497	WPP Group plc	3,202,186

		23,019,164

Telecommunications (2.2%):

68,259	America Movil SA de CV, ADR, Series L	3,086,672

2,072,500	PT Telekomunikasi Indonesia	2,329,429

71,928	Telkom South Africa, Ltd.	1,452,886

		6,868,987

Tobacco (2.1%):

115,941	Imperial Tobacco Group plc	4,567,416

118,600	Swedish Match AB	2,217,796

		6,785,212

Transportation (1.5%):

226,500	All America Latina Logistica	2,331,742

56,789	Canadian National Railway Co.	2,438,825

		4,770,567

Total Common Stocks (Cost $229,195,241)		296,498,256

Deposit Account (6.9%):

22,009,111	NTRS London Deposit Account	22,009,111

Total Deposit Account (Cost $22,009,111)		22,009,111

Collateral for Securities on Loan (10.1%):

32,077,414	Northern Trust Liquid Institutional Asset Portfolio	32,077,414

Total Collateral for Securities on Loan (Cost $32,077,414)		32,077,414

Total Investment Securities (Cost $283,281,766)(a)—110.4%		350,584,781
Net other assets (liabilities)—(10.4)%		(32,971,031)

Net Assets—100.0%		$317,613,750

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $284,390,920. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$69,300,410

Unrealized depreciation	(3,106,549)

Net unrealized appreciation	$66,193,861

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2006

As of December 31, 2006, the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long	Date	Amount	Value	Depreciation

Receive Australia Dollar in exchange for 121,756 U.S. Dollars	01/03/07	$96,053	$96,069	$16

Receive Swiss Franc in exchange for 447,174 U.S. Dollars	01/03/07	$367,078	$367,213	$135

Receive Danish Kroner in exchange for 213,399 U.S. Dollars	01/03/07	$37,663	$37,789	$126

Receive British Pounds in exchange for 379,705 U.S. Dollars	01/02/07	$746,614	$743,353	$(3,261)

Receive British Pounds in exchange for 134,915 U.S. Dollars	01/03/07	$264,325	$264,130	$(195)

Receive British Pounds in exchange for 34,330 U.S. Dollars	01/03/07	$67,255	$67,209	$(46)

Receive Hong Kong Dollar in exchange for 805,020 U.S. Dollars	01/02/07	$103,591	$103,504	$(87)

Receive Hungarian Forint in exchange for 6,699,669 U.S. Dollars	01/03/07	$35,095	$35,210	$115

Receive Japanese Yen in exchange for 49,921,522 U.S. Dollars	01/05/07	$419,086	$419,836	$750

Receive Norwegian Krone in exchange for 260,128 U.S. Dollars	01/03/07	$41,574	$41,747	$173

Receive Swedish Krone in exchange for 448,597 U.S. Dollars	01/02/07	$65,412	$65,571	$159

Receive Singapore Dollar in exchange for 93,093 U.S. Dollars	01/04/07	$60,706	$60,735	$29

Receive Turkish Lira in exchange for 46,471 U.S. Dollars	01/04/07	$32,888	$32,791	$(97)

Receive South African Rand in exchange for 322,011 U.S. Dollars	01/03/07	$46,186	$45,964	$(222)

The following represents the concentrations by country of risk as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

Japan	13.2%

United Kingdom	10.1%

Germany	9.6%

Switzerland	9.3%

France	9.0%

United States	6.6%

Canada	3.5%

Australia	3.2%

Ireland	2.8%

India	2.7%

Belgium	2.5%

Mexico	2.4%

Spain	2.3%

Taiwan	2.3%

Korea	2.0%

Brazil	1.9%

Sweden	1.7%

Hong Kong	1.6%

Italy	1.5%

China	1.4%

Singapore	1.3%

South Africa	1.2%

Netherlands	1.1%

Norway	1.1%

Denmark	1.0%

Greece	1.0%

Hungary	0.9%

Turkey	0.8%

Indonesia	0.7%

Israel	0.7%

Russian Federation	0.6%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL AIM
International Equity
Fund

Assets

Investment securities, at cost	$283,281,766

Investment securities, at value*	$350,584,781

Foreign currency, at value (cost $1,721,962)	1,722,031

Interest and dividends receivable	205,586

Receivable for capital shares issued	428,792

Receivable for investments sold	2,042,238

Receivable for forward foreign currency contracts	1,503

Reclaim receivable	93,613

Prepaid expenses	3,745

Total Assets	355,082,289

Liabilities

Payable for investments purchased	4,941,200

Payable for capital shares redeemed	332

Payable for forward foreign currency contracts	3,908

Payable for return of collateral received	32,077,414

Manager fees payable	262,862

Administration fees payable	12,607

Distribution fees payable	65,331

Administrative and compliance services fees payable	1,246

Other accrued liabilities	103,639

Total Liabilities	37,468,539

Net Assets	$317,613,750

Net Assets Consist of:

Capital	$236,023,109

Accumulated net investment income/(loss)	709,236

Net realized gains/(losses) on investment transactions	13,579,219

Net unrealized appreciation/(depreciation) on investments	67,302,186

Net Assets	$317,613,750

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,385,403

Net Asset Value (offering and redemption price per share)	$18.27

*	Includes securities on loan of $31,374,075.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL AIM
International Equity
Fund

Investment Income:

Interest	$500,880

Dividends	4,166,260

Income from securities lending	57,587

Foreign withholding tax	(350,665)

Total Investment Income	4,374,062

Expenses:

Manager fees	2,086,629

Administration fees	126,370

Distribution fees	579,619

Audit fees	21,363

Administrative and compliance services fees	4,010

Custodian fees	254,580

Legal fees	19,368

Trustees’ fees	14,651

Recoupment of prior expenses reimbursed by the Manager	224,965

Other expenses	30,235

Total expenses before reductions	3,361,790

Less expenses paid indirectly	(3,884)

Net Expenses	3,357,906

Net Investment Income/(Loss)	1,016,156

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	13,881,244

Change in unrealized appreciation/depreciation on investments	41,271,644

Net Realized and Unrealized Gains/(Losses) on Investments	55,152,888

Change in Net Assets Resulting from Operations	$56,169,044

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL AIM
	International Equity Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$1,016,156	$521,096

Net realized gains/(losses) on investment transactions	13,881,244	2,656,785

Change in unrealized appreciation/depreciation on investments	41,271,644	15,416,487

Change in net assets resulting from operations	56,169,044	18,594,368

Dividends to Shareholders:

From net investment income	(499,149)	(277,861)

From net realized gains on investments	(2,662,492)	(935,448)

Change in net assets resulting from dividends to shareholders	(3,161,641)	(1,213,309)

Capital Transactions:

Proceeds from shares issued	162,264,538	106,799,913

Proceeds from dividends reinvested	3,161,641	1,213,309

Value of shares redeemed	(70,817,201)	(12,532,192)

Change in net assets from capital transactions	94,608,978	95,481,030

Change in net assets	147,616,381	112,862,089

Net Assets:

Beginning of period	169,997,369	57,135,280

End of period	$317,613,750	$169,997,369

Accumulated net investment income/(loss)	$709,236	$500,945

Share Transactions:

Shares issued	9,978,745	8,023,487

Dividends reinvested	196,620	87,794

Shares redeemed	(4,457,171)	(963,872)

Change in shares	5,718,194	7,147,409

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,				May 1, 2002 to
					December 31,
	2006	2005	2004	2003	2002(a)

Net Asset Value, Beginning of Period	$14.57	$12.64	$10.35	$8.16	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.05	0.02	0.03	0.01	(0.01)

Net Realized and Unrealized Gains/(Losses) on Investments	3.86	2.04	2.26	2.20	(1.83)

Total from Investment Activities	3.91	2.06	2.29	2.21	(1.84)

Dividends to Shareholders From:

Net Investment Income	(0.03)	(0.03)	—	(0.02)	—

Net Realized Gains	(0.18)	(0.10)	—	—	—

Total Dividends	(0.21)	(0.13)	—	(0.02)	—

Net Asset Value, End of Period	$18.27	$14.57	$12.64	$10.35	$8.16

Total Return*(b)	27.04%	16.36%	22.13%	27.14%	(18.40)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$317,614	$169,997	$57,135	$21,795	$8,298

Net Investment Income/(Loss)(c)	0.44%	0.52%	0.38%	0.24%	(0.16)%

Expenses Before Reductions**(c)	1.45%	1.50%	1.79%	2.15%	3.70%

Expenses Net of Reductions(c)	1.45%	1.43%	1.40%	1.25%	1.25%

Expenses Net of Reductions(c)(d)	1.45%	1.45%	N/A	N/A	N/A

Portfolio Turnover Rate(b)	47.75%	34.54%	48.64%	83.36%	74.30%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL AIM International Equity Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL AIM International Equity Fund	$32,805,187	$31,374,075

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Institutional Liquid Assets Portfolio and the non-cash collateral consisted of a U.S. Treasury Inflation-Index Note and U.S. Treasury Bonds at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, AIM Capital Management, Inc. (“AIM”) and the Trust, AIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL AIM International Equity Fund	0.90%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2007	12/31/2008

AZL AIM International Equity Fund	$32,156	$54,174

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $11,559 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $63 to affiliated broker/dealers of the Manager on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL AIM International Equity Fund	$191,230,813	$104,709,759

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $499,149 related to ordinary income and $2,662,492 related to net long term capital gains and for the year ended December 31, 2005 was $277,861 related to ordinary income and $935,448 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL AIM International Equity Fund	$3,087,018	$12,308,186	$15,395,204	$66,195,437	$81,590,641

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL AIM International Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $2,662,492.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

20

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

21

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

22

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

23

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

24

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Columbia Technology Fund
(formerly the Oppenheimer Emerging Technologies Fund)
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Columbia Technology Fund (formerly the AZLSM Oppenheimer Emerging Technologies Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Columbia Technology Fund and Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12—month period ended December 31, 2006 the AZLSM Columbia Technology Fund returned 2.56% compared to a 10.75% and 15.45% return for its benchmarks, the Merrill Lynch 100 Technology Index1 and the S&P 500 Technology Hardware and Equipment Index1. The Fund has changed its benchmark from the S&P 500 Technology Hardware and Equipment Index to the Merrill Lynch 100 Technology Index to provide a more appropriate market comparison.
Effective July 7, 2006, Allianz Life Advisers, LLC entered into a subadvisory agreement with Columbia Management Advisors, LLC and replaced OppenheimerFunds, Inc. as the Subadviser to the Fund.
Technology stocks slumped during the first half of the year, but generally posted strong gains between July and the end of 2006. That environment helped the Fund generate a positive absolute return.*
Positions in several communications-oriented semiconductor stocks suffered poor returns late in the summer. Those stocks rallied late in the year, but weighed on the Fund’s relative performance for the period as a whole. Shares of a customer relationship management software company also dragged on relative returns. The Fund’s portfolio manager bought that stock after it posted declines, but it continued to lose ground during much of the period.*
Weakness in the Fund’s allocation to the computers and peripherals industry hurt relative performance as well. The sub-advisor did not invest in several of the large hardware stocks represented in the index, and the omission of those stocks weighed on performance against the benchmark as those shares posted strong gains.
The Fund’s holdings in the wireless telecommunications services sub-sector boosted its returns. The portfolio manager initiated a position in shares of a wireless service provider after assuming management duties for the Fund in July 2006, and the stock surged during the second half of the year due to rapid growth in emerging markets in Latin America and South Asia. The Fund’s performance also benefited from positions in the communications tower industry. Those stocks posted strong gains, in part because the firms stood to benefit from burgeoning global demand for wireless data transmission.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Merrill Lynch 100 Technology Index is a equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depository Receipts. The S&P 500 Technology Hardware and Equipment Index represents the performance of U.S. based technology companies. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM Columbia Technology Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in common stocks that the portfolio manager believes will benefit from emerging technology.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Because the Fund invests in a single industry its shares do not represent a complete investment program. As a diversified single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM Columbia Technology Fund	2.56%	-0.40%	-3.76%	-2.25%

Merrill Lynch 100 Technology Index	10.75%	7.90%	4.39%	7.77%†

S&P 500 Technology Hardware and Equipment Index	15.45%	7.54%	2.46%	5.16%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund has changed its standardized benchmark from the S&P 500 Technology Hardware and Equipment Index to the Merrill Lynch 100 Technology Index to provide a more appropriate market comparison. The Merrill Lynch 100 Technology Index is a equal-dollar weighted index of 100 stocks designed to measure the performance of a crosssection of large, actively traded technology stocks and American Depository Receipts. The S&P 500 Technology Hardware and Equipment Index represents the performance of U.S. based technology companies. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the The Merrill Lynch 100 Technology Index and the S&P 500 Technology Hardware and Equipment Index is calculated from 10/31/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Columbia Technology Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Columbia Technology Fund	$1,000.00	$1,031.60	$6.86	1.34%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Columbia Technology Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Columbia Technology Fund	$1,000.00	$1,018.45	$6.82	1.34%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Columbia Technology Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Consumer Discretionary	3.5%

Industrials	2.7

Information Technology	85.7

Telecommunication Services	7.2

Short-Term Investments	25.2

124.3%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (99.1%):

Consumer Discretionary (3.5%):

2,420	Ctrip.com International, Ltd., ADR^	$151,202

7,030	Garmin, Ltd.^	391,290

14,930	IAC/ InterActiveCorp	554,798

15,580	Knology, Inc.^	165,771

6,800	Koninklijke (Royal) Philips Electronics NV, NY Shares	255,544

5,080	Priceline.com, Inc.^	221,539

		1,740,144

Industrials (2.7%):

6,000	Energy Conversion Devices, Inc.(b)	203,880

10,960	Huron Consulting Group, Inc.^	496,926

7,700	Kenexa Corp.^	256,102

8,140	Monster Worldwide, Inc.	379,650

		1,336,558

Information Technology (85.7%):

23,340	Accenture, Ltd., Class A	861,946

14,990	Activision, Inc.^	258,428

11,340	Adobe Systems, Inc.*	466,301

4,610	Affiliated Computer Services Inc., Class A*	225,152

6,970	Agilent Technologies, Inc.	242,905

4,740	Akamai Technologies, Inc.^	251,789

71,650	Alcatel-Lucent, ADR	1,018,863

15,020	Amdocs, Ltd.	582,025

3,650	Amphenol Corp., Class A	226,592

5,430	ANSYS, Inc.*	236,151

18,500	Apple Computer, Inc.	1,569,539

16,270	ASML Holding NV, NY Registered Shares*^	400,730

15,590	Aspen Technologies, Inc.^	171,802

11,140	Atheros Communications^	237,505

11,250	Autodesk, Inc.*	455,175

45,880	Avaya, Inc.	641,402

41,464	AXT, Inc.^	195,710

43,710	BEA Systems, Inc.	549,872

15,270	BMC Software, Inc.	491,694

6,990	Broadcom Corp., Class A	225,847

29,740	Brocade Communications Systems, Inc.^	244,165

12,620	Business Objects SA, ADR^	497,859

9,220	CA, Inc.	208,833

29,447	Cadence Design Systems, Inc.	527,396

11,060	Check Point Software Technologies, Ltd.	242,435

10,500	Checkfree Corp.^	421,680

46,290	Cisco Systems, Inc.	1,265,105

20,006	Citrix Systems, Inc.*	541,162

18,340	Cognizant Technology Solutions Corp.	1,415,113

4,740	Computer Sciences Corp.*	252,974

11,540	Comverse Technology, Inc.*	243,609

29,020	Corning, Inc.*	542,964

23,447	Double-Take Software, Inc.^	301,997

8,770	DST Systems, Inc.^	549,265

9,310	eBay, Inc.	279,952

37,690	EMC Corp.	497,508

14,490	Emulex Corp.	282,700

6,950	Equinix, Inc.^	525,559

7,432	Euronet Worldwide, Inc.^	220,656

9,980	First Data Corp.*	254,690

10,060	Fiserv, Inc.	527,345

5,190	Global Payments, Inc.	240,297

2,633	Google, Inc., Class A	1,212,443

18,880	Harris Corp.*	865,837

17,440	Hewlett-Packard Co.*	718,354

8,860	Hittite Microwave Corp.^	286,355

4,970	Hyperion Solutions Corp.^	178,622

22,290	Intel Corp.*	451,373

5,350	International Business Machines Corp.*	519,753

21,270	Intersil Corp.	508,778

13,470	Intuit, Inc.	410,970

3,789	IPG Photonics Corp.	90,936

9,910	KLA Tencor Corp.*	493,023

9,690	Knot, Inc. (The)^	254,266

35,616	Kongzhong Corp., ADR^	347,612

10,180	Lam Research Corp.*	515,312

4,720	Macrovision Corp.^	133,387

20,280	Marvell Technology Group, Ltd.	389,173

5,620	Maxim Integrated Products, Inc.	172,084

10,380	McAfee, Inc.	294,584

18,740	MEMC Electronic Materials, Inc.*	733,484

36,080	Micron Technology, Inc.*	503,677

2,730	MICROS Systems, Inc.^	143,871

16,650	Microsoft Corp.	497,169

16,270	National Semiconductor Corp.*	369,329

6,980	NAVTEQ Corp.^	244,091

9,310	NCR Corp.*	398,096

9,700	Netlogic Microsystems, Inc.^	210,393

18,820	Network Appliance, Inc.*	739,250

33,194	Nuance Communications, Inc.^	380,403

35,200	NVIDIA Corp.	1,302,751

13,590	Oracle Corp.	232,933

13,800	PDF Solutions, Inc.^	199,410

35,710	Qimonda AG, ADR^	625,282

13,330	QUALCOMM, Inc.	503,741

60,580	Quantum Corp.^	140,546

8,690	RADVision, Ltd.*	174,495

17,955	Radyne Corp.^	192,837

1,970	Research In Motion, Ltd.*	251,727

11,520	Salesforce.com, Inc.	419,904

7,120	SanDisk Corp.*	306,374

8,440	SAP AG, ADR*^	448,164

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Information Technology, continued

11,430	Satyam Computer Services, Ltd., ADR^	$274,434

37,470	Seagate Technology^	992,955

7,570	SiRF Technology Holdings, Inc.^	193,186

49,270	Symantec Corp.	1,027,280

42,740	Tellabs, Inc.*	438,512

12,360	Tessera Technologies, Inc.^	498,602

16,554	The9, Ltd., ADR	533,370

9,390	THQ, Inc.	305,363

5,170	Transaction Systems Architects, Inc.*^	168,387

7,120	Ultimate Software Group, Inc.^	165,611

10,630	VeriSign, Inc.	255,652

4,950	WebEx Communications, Inc.^	172,706

24,280	Western Digital Corp.*	496,769

14,420	Western Union Co.	323,296

21,740	Xerox Corp.	368,493

16,450	Xilinx, Inc.	391,675

		42,859,772

Telecommunication Services (7.2%):

24,116	American Tower Corp., Class A	899,044

6,280	Crown Castle International Corp.	202,844

27,950	Dobson Communications Corp., Class A^	243,445

57,880	Linktone, Ltd., ADR^	300,397

15,260	Millicom International Cellular S.A.^	940,627

4,300	NII Holdings, Inc.	277,092

15,700	SBA Communications Corp., Class A	431,750

21,240	Tele2 AB, Class B	309,514

		3,604,713

Total Common Stocks (Cost $44,206,619)		49,541,187

Collateral for Securities on Loan (24.1%):

12,055,582	Northern Trust Liquid Institutional Asset Portfolio	12,055,582

Total Collateral for Securities on Loan (Cost $12,055,582)		12,055,582

Deposit Account (1.1%):

561,417	NTRS London Deposit Account	561,417

Total Deposit Account (Cost $561,417)		561,417

Total Investment Securities (Cost $56,823,618)(a)—124.3%		62,158,186
Net other assets (liabilities)—(24.3)%		(12,171,011)

Net Assets—100.0%		$49,987,175

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $57,377,338. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$6,294,530

Unrealized depreciation	(1,513,682)

Net unrealized appreciation	$4,780,848

(b)	Rule 144A, Sector 4(2) or other security which is restricted to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	80.1%

Cayman Islands	5.4%

France	3.0%

Bermuda	2.5%

Germany	2.1%

Luxemberg	1.9%

Netherlands	1.3%

Guernsey	1.2%

Israel	0.8%

India	0.6%

Sweden	0.6%

Canada	0.5%

100.0%

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Columbia
Technology
Fund

Assets

Investment securities, at cost	$56,823,618

Investment securities, at value*	$62,158,186

Interest and dividends receivable	7,552

Receivable for capital shares issued	53,546

Receivable for investments sold	3,633,324

Receivable from affiliates	28,211

Prepaid expenses	732

Total Assets	65,881,551

Liabilities

Payable for investments purchased	3,778,576

Payable for capital shares redeemed	81

Payable for return of collateral received	12,055,582

Manager fees payable	38,319

Administration fees payable	2,164

Distribution fees payable	10,845

Administrative and compliance services fees payable	525

Other accrued liabilities	8,284

Total Liabilities	15,894,376

Net Assets	$49,987,175

Net Assets Consist of:

Capital	$45,159,029

Accumulated net investment income/(loss)	(807)

Accumulated net realized gains/(losses) on investment transactions	(505,615)

Net unrealized appreciation/(depreciation) on investments	5,334,568

Net Assets	$49,987,175

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,665,379

Net Asset Value (offering and redemption price per share)	$8.82

*	Includes securities on loan of $11,553,050.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Columbia
Technology
Fund

Investment Income:

Interest	$59,233

Dividends	110,634

Income from securities lending	26,068

Total Investment Income	195,935

Expenses:

Manager fees	421,291

Administration fees	28,245

Distribution fees	127,930

Audit fees	6,177

Administrative and compliance services fees	1,167

Custodian fees	15,710

Legal fees	4,767

Trustees’ fees	3,699

Recoupment of prior expenses reimbursed by the Manager	52,540

Other expenses	20,837

Total expenses before reductions	682,363

Less expenses paid indirectly	(908)

Total Expenses	681,455

Net Investment Income/(Loss)	(485,520)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	3,271,653

Net realized gain from payment by affiliate for the disposal of investment in violation of restrictions	28,211

Change in unrealized appreciation/depreciation on investments	(2,044,383)

Net Realized and Unrealized Gains/(Losses) on Investments	1,255,481

Change in Net Assets Resulting from Operations	$769,961

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Columbia
	Technology Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(485,520)	$(459,549)

Net realized gains/(losses) on investment transactions	3,299,864	(499,561)

Change in unrealized appreciation/depreciation on investments	(2,044,383)	1,081,299

Change in net assets from operations:	769,961	122,189

Capital Transactions:

Proceeds from shares issued	16,408,897	12,797,815

Value of shares redeemed	(15,200,706)	(13,109,565)

Change in net assets from capital transactions	1,208,191	(311,750)

Change in net assets	1,978,152	(189,561)

Net Assets:

Beginning of period	48,009,023	48,198,584

End of period	$49,987,175	$48,009,023

Accumulated net investment income/(loss)	$(807)	$—

Share Transactions:

Shares issued	1,860,693	1,587,518

Shares redeemed	(1,775,606)	(1,652,106)

Change in shares	85,087	(64,588)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Period	$8.60		$8.54	$9.00	$6.34	$10.77

Investment Activities:

Net Investment Income/(Loss)	(0.09)		(0.08)	(0.06)	(0.05)	(0.06)

Net Realized and Unrealized Gains/(Losses) on Investments	0.31		0.14	(0.34)	2.71	(4.37)

Total from Investment Activities	0.22		0.06	(0.40)	2.66	(4.43)

Dividends to Shareholders From:

Net Realized Gains	—		—	(0.06)	—	—

Total Dividends	—		—	(0.06)	—	—

Net Asset Value, End of Period	$8.82		$8.60	$8.54	$9.00	$6.34

Total Return*	2.56	%(b)	0.70%	(4.33)%	41.96%	(41.13)%

Ratios to Average Net Assets/ Supplemental Data:

Net Assets, End of Period ($000’s)	$49,987		$48,009	$48,199	$39,938	$9,231

Net Investment Income/(Loss)	(0.95)%		(1.05)%	(0.85)%	(1.04)%	(1.12)%

Expenses Before Reductions**	1.33%		1.35%	1.31%	1.54%	2.61%

Expenses Net of Reductions	1.33%		1.35%	1.31%	1.25%	1.25%

Expenses Net of Reductions(a)	1.33%		1.35%	N/A	N/A	N/A

Portfolio Turnover Rate	244.04%		125.08%	174.40%	170.59%	122.23%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

(b)	During the year ended December 31, 2006, Columbia Management Advisors, LLC reimbursed $28,211 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.06%.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Columbia Technology Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Columbia Technology Fund	$12,055,582	$11,553,050

The Fund received cash for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective July 7, 2006, between the Manager and Columbia Management Advisors; LLC (“Columbia”), Columbia provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. Prior to July 7, 2006 the Fund was subadvised by Oppenheimer Funds, Inc. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund was 1.35%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

During the year ended December 31, 2006, Columbia Management Advisors, LLC reimbursed $28,211 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return for the year ended December 31, 2006 is disclosed in the Financial Highlights.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2006

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $3,026 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee Meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Columbia Technology Fund	$123,544,742	$121,059,974

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2006, the Fund held restricted securities representing 0.41% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2006 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value

Energy Conservation Devices, Inc.	2/10/2005	194,428	6,000	$203,880

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2006

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $807 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed		Accumulated		Total
	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings

AZL Columbia Technology Fund	$48,105	$48,105	$(807)	$4,780,848	$4,828,146

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Technology Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2)	The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships Held
	VIP and VIP	Office(2)/ Length	Principal Occupation(s)	VIP and VIP	Outside the Fund
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Davis NY
Venture Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Davis NY Venture Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006 the AZLSM Davis NY Venture Fund gained 13.91% compared to a 22.25% return for its benchmark, the Russell 1000® Value Index1.
This Fund’s portfolio manager employs a bottom-up stock picking strategy with a long-term focus, and does not attempt to construct a portfolio that resembles the benchmark. The portfolio manager typically hold about 70% of the Fund’s assets in shares of high-quality blue chip firms, which they buy when the stocks trade at a discount to management’s estimation of their value. Roughly 15% of the Fund’s assets is allocated to stocks of less well-known companies that offer attractive valuations, strong competitive advantages and shareholder-friendly management. The final portion of the Fund’s assets typically is invested in stocks that trade at a sizable discount to the portfolio managers perception of their value— often because of short-term controversy.*
This Fund’s portfolio manager’s emphasize attractively valued shares of well-managed firms with durable business models. Investors generally favored such stocks during 2005, and the Fund’s returns benefited. The Fund’s absolute performance also got a lift from the long rally in energy stocks.*
Stock selection drove the Fund’s relative performance. The Fund portfolio manager’s emphasis on shares of energy firms with managers that reallocate capital helped the Fund’s energy holdings outperform the benchmark’s energy allocation. Shares of a large consumer-oriented company and an auto insurer also had a significant positive impact on the Fund’s relative performance.*
Weak performance at a handful of individual holdings reduced the Fund’s relative gains. Shares of a large industrial conglomerate suffered after its growth moderated, while stocks of a cable firm and a computer peripherals maker also slid. Those developments weighed on returns against the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Davis NY Venture Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests the majority of its assets in equity securities issued by large companies with market capitalization of at least $10 billion that the portfolio manager believes are of high quality.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM Davis NY Venture Fund	13.91%	11.37%	6.27%	7.02%

Russell 1000® Value Index	22.25%	15.09%	10.86%	11.84%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Davis NY Venture Fund, (the “Fund”) you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.”

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Davis NY Venture Fund	$1,000.00	$1,110.40	$5.74	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Davis NY Venture Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Davis NY Venture Fund	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Davis NY Venture Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Banking/Financial Services	23.6%

Computers	3.4

Consumer Durables Apparel	0.2

E-Commerce	1.0

Food, Beverages & Tobacco	7.8

Health Care	3.8

Insurance	14.5

Manufacturing	9.2

Media	6.4

Minerals	0.4

Oil & Gas	11.6

Real Estate Investment Trusts	1.3

Retail	7.8

Services	4.1

Telecommunications	1.8

Short-Term Investments	10.7

107.6%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (96.9%):

Banking & Financial Services (23.6%):

438,100	American Express Co.	$26,579,526

106,100	Ameriprise Financial, Inc.	5,782,450

239,100	Citigroup, Inc.	13,317,870

87,900	Commerce Bancorp, Inc.^	3,100,233

780,907	HSBC Holdings plc	14,228,229

394,836	JPMorgan Chase & Co.	19,070,579

109,400	Mellon Financial Corp.	4,611,210

113,600	Moody’s Corp.	7,845,216

48,300	Morgan Stanley	3,933,069

25,300	State Street Corp.	1,706,232

219,884	Wachovia Corp.	12,522,394

401,100	Wells Fargo & Co.	14,263,116

		126,960,124

Computers (3.4%):

126,106	Dell, Inc.*	3,164,000

83,800	Hewlett-Packard Co.	3,451,722

396,400	Microsoft Corp.	11,836,504

		18,452,226

Consumer Durables & Apparel (0.2%):

14,092	Hunter Douglas	1,133,294

E-Commerce (1.0%):

87,400	Amazon.com, Inc.*	3,448,804

29,100	Expedia, Inc*^	610,518

30,100	IAC/ InterActiveCorp*	1,118,516

		5,177,838

Food, Beverages & Tobacco (7.8%):

314,200	Altria Group, Inc.	26,964,644

96,900	Diageo plc, ADR^	7,685,139

93,976	Heineken Holding NV	3,811,456

66,900	Hershey Co.^	3,331,620

		41,792,859

Health Care (3.8%):

63,300	Cardinal Health, Inc.	4,078,419

113,700	Caremark Rx, Inc.^	6,493,407

38,600	Express Scripts, Inc.*	2,763,760

131,100	UnitedHealth Group, Inc.	7,044,003

		20,379,589

Insurance (14.5%):

3,700	Ambac Financial Group, Inc.	329,559

326,200	American International Group, Inc.	23,375,492

108,400	Aon Corp.	3,830,856

140	Berkshire Hathaway, Inc., Class A*^	15,398,600

163	Berkshire Hathaway, Inc., Class B*^	597,558

39,900	Chubb Corp.	2,111,109

7,700	Everest Re Group, Ltd.	755,447

283,200	Loews Corp.	11,744,304

1,090	Markel Corp.*^	523,309

32,900	Principal Financial Group, Inc.	1,931,230

503,300	Progressive Corp.	12,189,926

18,700	Sun Life Financial, Inc.^	791,945

73,100	Transatlantic Holdings, Inc.^	4,539,510

		78,118,845

Manufacturing (9.2%):

1,867,400	China Coal Energy Co., Shares H*	1,212,488

106,300	Harley-Davidson, Inc.^	7,490,961

49,800	Martin Marietta Materials, Inc.^	5,174,718

161,500	Sealed Air Corp.^	10,484,580

669,200	Tyco International, Ltd.	20,343,680

55,200	Vulcan Materials Co.	4,960,824

		49,667,251

Media (6.4%):

345,400	Comcast Corp., Class A*^	14,465,352

20,200	Gannett Co., Inc.	1,221,292

55,400	Lagardere S.C.A.	4,452,509

15,690	Liberty Media Holding Corp.—Capital, Series A*	1,537,306

410,700	News Corp., Class A	8,821,836

96,870	NTL, Inc.	2,444,999

22,100	WPP Group plc, ADR^	1,497,054

		34,440,348

Minerals (0.4%):

56,500	BHP Billiton plc	1,043,675

20,000	Rio Tinto plc	1,062,447

		2,106,122

Oil & Gas (11.6%):

101,500	Canadian Natural Resources, Ltd.^	5,402,845

322,800	ConocoPhillips	23,225,460

180,300	Devon Energy Corp.	12,094,524

145,200	EOG Resources, Inc.	9,067,740

171,100	Occidental Petroleum Corp.	8,354,813

54,800	Transocean, Inc.*	4,432,772

		62,578,154

Real Estate Investment Trusts (1.3%):

134,100	General Growth Properties, Inc.	7,004,043

Retail (7.8%):

67,100	Avon Products, Inc.	2,216,984

84,800	Bed Bath & Beyond, Inc.*	3,230,880

28,200	CarMax, Inc.*^	1,512,366

309,600	Costco Wholesale Corp.	16,368,552

76,350	Liberty Media Holding Corp.—Interactive, Series A*	1,646,870

82,400	Lowe’s Cos., Inc.	2,566,760

88,000	Procter & Gamble Co.	5,655,760

7,700	Sears Holdings Corp.*	1,293,061

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Retail, continued

165,800	Wal-Mart Stores, Inc.	$7,656,644

		42,147,877

Services (4.1%):

34,800	Apollo Group, Inc., Class A*	1,356,156

811,247	China Merchants Holdings International Co., Ltd.	3,328,669

561,320	Cosco Pacific, Ltd.	1,314,760

222,100	H&R Block, Inc.^	5,117,184

161,600	Iron Mountain, Inc.*	6,680,544

21,400	Kuehne & Nagel International AG	1,557,339

35,500	United Parcel Service, Inc., Class B	2,661,790

		22,016,442

Telecommunications (1.8%):

60,400	Nokia Oyj, ADR^	1,227,328

102,900	SK Telecom Co., Ltd., ADR^	2,724,792

293,500	Sprint Nextel Corp.	5,544,215

		9,496,335

Total Common Stocks (Cost $428,134,757)		521,471,347

Collateral for Securities on Loan (7.4%):

39,978,991	Northern Trust Liquid Institutional Asset Portfolio	39,978,991

Total Collateral for Securities on Loan (Cost $39,978,991)		39,978,991

Deposit Account (3.3%):

17,679,664	NTRS London Deposit Account	17,679,664

Total Deposit Account (Cost $17,679,664)		17,679,664

Total Investment Securities (Cost $485,793,412)(a)—107.6%		579,130,002
Net other assets (liabilities)—(7.6)%		(40,814,686)

Net Assets—100.0%		$538,315,316

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of a security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $486,451,411. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$99,010,184

Unrealized depreciation	(6,331,594)

Net unrealized appreciation	$92,678,590

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	85.6%

United Kingdom	4.7%

Bermuda	3.9%

Canada	1.2%

Netherlands	0.9%

Hong Kong	0.9%

France	0.8%

Cayman Islands	0.8%

Korea	0.5%

Switzerland	0.3%

Finland	0.2%

China	0.2%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Davis NY Venture
Fund

Assets

Investment securities, at cost	$485,793,412

Investment securities, at value*	$579,130,001

Interest and dividends receivable	682,803

Receivable for capital shares issued	460,385

Reclaim receivable	6,210

Prepaid expenses	6,879

Total Assets	580,286,278

Liabilities

Foreign currency cash overdraft, at value (cost $1,065,580)	1,065,394

Payable for investments purchased	390,848

Payable for capital shares redeemed	498

Payable for return of collateral received	39,978,991

Manager fees payable	338,149

Administration fees payable	21,649

Distribution fees payable	112,716

Administrative and compliance services fees payable	1,697

Other accrued liabilities	61,020

Total Liabilities	41,970,962

Net Assets	$538,315,316

Net Assets Consist of:

Capital	$443,047,123

Accumulated net investment income/(loss)	2,627,892

Accumulated net realized gains/(losses) on investment transactions	(696,603)

Net unrealized appreciation/(depreciation) on investments	93,336,904

Net Assets	$538,315,316

Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,539,849

Net Asset Value (offering and redemption price per share)	$13.61

*	Includes securities on loan of $38,994,384.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Davis NY
Venture
Fund

Investment Income:

Interest	$657,303

Dividends	6,860,683

Foreign tax withholding	(25,829)

Income from securities lending	33,678

Total Investment Income	7,525,835

Expenses:

Manager fees	3,272,533

Administration fees	238,393

Distribution fees	1,090,844

Audit fees	30,317

Administrative and compliance services fees	6,986

Custodian fees	46,873

Legal fees	35,477

Trustees’ fees	25,758

Recoupment of prior expenses reimbursed by the Manager	96,770

Other expenses	37,050

Total expenses before reductions	4,881,001

Less expenses paid indirectly	(607)

Total Expenses	4,880,394

Net Investment Income/(Loss)	2,645,441

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	(204,138)

Change in unrealized appreciation/depreciation on investments	56,988,522

Net Realized and Unrealized Gains/(Losses) on Investments	56,784,384

Change in Net Assets Resulting from Operations	$59,429,825

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Davis NY Venture Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$2,645,441	$1,282,700

Net realized gains/(losses) on investment transactions	(204,138)	(406,776)

Change in unrealized appreciation/depreciation on investments	56,988,522	24,584,011

Change in net assets from operations:	59,429,825	25,459,935

Dividends to Shareholders:

From net investment income	(1,269,494)	(321,477)

From net realized gains	—	(4,823,783)

Change in net assets resulting from dividends to shareholders	(1,269,494)	(5,145,260)

Capital Transactions:

Proceeds from shares issued	190,484,208	181,446,120

Proceeds from dividends reinvested	1,269,494	5,145,252

Value of shares redeemed	(59,634,545)	(11,340,180)

Change in net assets from capital transactions	132,119,157	175,251,192

Change in net assets	190,279,488	195,565,867

Net Assets:

Beginning of period	348,035,828	152,469,961

End of period	$538,315,316	$348,035,828

Accumulated net investment income/(loss)	$2,627,892	$1,269,494

Share Transactions:

Shares issued	15,270,921	15,888,425

Dividends reinvested	101,318	445,091

Shares redeemed	(4,860,070)	(1,010,976)

Change in shares	10,512,169	15,322,540

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.99	$11.13	$10.10	$7.86	$10.45

Investment Activities:

Net Investment Income/(Loss)	0.06	0.03	0.06	0.06	0.07

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions	1.59	1.04	1.00	2.24	(2.58)

Total from Investment Activities	1.65	1.07	1.06	2.30	(2.51)

Dividends to Shareholders From:

Net Investment Income	(0.03)	(0.01)	(0.03)	(0.06)	(0.07)

Net Realized Gains	—	(0.20)	—	—	(0.01)

Total Dividends	(0.03)	(0.21)	(0.03)	(0.06)	(0.08)

Net Asset Value, End of Period	$13.61	$11.99	$11.13	$10.10	$7.86

Total Return*	13.91%	9.68%	10.56%	29.43%	(24.18)%

Ratios to Average Net Assets/ Supplemental Data:

Net Assets, End of Period ($000’s)	$538,315	$348,036	$152,470	$48,998	$15,988

Net Investment Income/(Loss)	0.61%	0.54%	0.65%	0.80%	0.83%

Expenses Before Reductions**	1.12%	1.20%	1.20%	1.39%	2.18%

Expenses Net of Reductions	1.12%	1.20%	1.18%	1.10%	1.10%

Expenses Net of Reductions(a)	1.12%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate	8.49%	3.62%	57.45%	21.56%	58.40%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Davis NY Venture Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Davis NY Venture Fund	$39,978,991	$38,994,384

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Asset Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, Davis Selected Advisers, L.P. (“DSA”) and the Trust, DSA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Davis NY Venture Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2006

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $20,173 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Davis NY Venture Fund	$172,977,228	$35,607,592

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2013

AZL Davis NY Venture Fund	$38,604

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $951 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2006

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $1,269,494 related to ordinary income and the year ended December 31, 2005 was $2,046,746 related to ordinary income and $3,098,514 related to net long-term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and other	Unrealized	Accumulated
	Ordinary Income	Earnings	Losses	Appreciation(a)	Earnings

AZL Davis NY Venture Fund	$2,628,843	$2,628,843	$(39,555)	$92,678,905	$95,268,193

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Davis NY Venture Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Dreyfus
Founders Equity Growth Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Dreyfus Founders Equity Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Dreyfus Founders Equity Growth Fund and Founders Asset Management LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006 the AZLSM Dreyfus Founders Equity Growth Fund gained 12.93% compared to a 9.07% return for its benchmark, the Russell 1000® Growth Index1.
This Fund’s Subadviser uses a bottom-up, fundamentals-based investment process to identify shares of firms that exhibit strong earnings growth. The types of stocks in which this Fund invests generally posted solid performance during 2006, helping the Fund generate a strong total return.*
Strong stock selection in the information technology sector helped to boost returns. In particular, the Fund held certain computer hardware, software and networking stocks that produced very strong performance during the period. The Fund’s allocation to consumer discretionary stocks also contributed to its relative gains. The Fund’s consumer discretionary holdings substantially outperformed those of the index, more than offsetting the negative effect of an underweight position in the sector. Particular media holdings especially boosted relative returns among consumer discretionary stocks, as did certain retail stocks and shares of a cable-television firm.*
The Fund also generated better returns than the benchmark in the energy sector. The sub-adviser generally emphasized shares of integrated oil companies and other less-volatile energy stocks, which outperformed more-volatile energy shares such as those in the oil services industry. Likewise, stock selection in the industrials sector boosted the Fund’s performance relative to its benchmark. Strong returns from airline stocks contributed to the superior performance of the Fund’s industrials stake, as airlines boosted earnings by cutting costs and increasing prices.*
The Fund’s holdings in the health care sector dragged on returns relative to the benchmark, as two health care stocks in the portfolio posted sizable losses. Meanwhile, the Fund held no assets in shares of wireline telecommunications or utilities stocks, because those types of shares did not meet the sub-adviser’s growth criteria. Stocks in those sectors performed very well during 2006, so the Fund’s lack of exposure weighed on relative returns thereby causing the Fund to underperform the Fund’s benchmark.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Dreyfus Founders Equity Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks of large, well-established and mature companies of financial strength.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM Dreyfus Founders Equity Growth Fund	12.93%	8.35%	1.83%	2.84%

Russell 1000® Growth Index	9.07%	6 .87%	2.69%	3.88%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index, an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Dreyfus Founders Equity Growth Fund, (the “Fund”) you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Dreyfus Founders Equity Growth Fund	$1,000.00	$1,123.60	$6.42	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Dreyfus Founders Equity Growth Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Dreyfus Founders Equity Growth Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Dreyfus Founders Equity Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	0.6%

Banking & Financial Services	8.1

Computers	22.2

Electronics	3.2

Food	3.1

Health Care	7.9

Household	4.4

Insurance	2.0

Manufacturing	5.6

Media	2.2

Oil & Gas	4.4

Pharmaceuticals	4.1

Retail	9.5

Services	2.5

Telecommunications	5.7

Tobacco	1.5

Transportation	1.3

Travel & Entertainment	0.8

Investment companies	4.4

Short-Term Investments	16.0

109.5%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (89.1%):

Aerospace & Defense (0.6%):

16,537	Embraer Aircraft Corp., ADR^	$684,797

Banking & Financial Services (8.1%):

114,740	Charles Schwab Corp.	2,219,072

1,473	Chicago Mercantile Exchange Holdings, Inc.	750,862

14,710	Citigroup, Inc.	819,347

8,172	Goldman Sachs Group, Inc.	1,629,088

35,984	JPMorgan Chase & Co.	1,738,027

15,942	Morgan Stanley	1,298,157

15,795	Nasdaq Stock Market, Inc.*^	486,328

11,427	State Street Corp.	770,637

		9,711,518

Computers (22.2%):

59,685	Adobe Systems, Inc.*	2,454,247

26,735	Apple Computer, Inc.*	2,268,197

26,715	Autodesk, Inc.*	1,080,889

19,346	Automatic Data Processing, Inc.	952,791

17,857	Broadcom Corp., Class A*	576,960

18,561	Cognos, Inc.*^	788,100

33,528	Diebold, Inc.^	1,562,405

38,346	Electronic Arts, Inc.*	1,931,105

63,117	EMC Corp.*	833,144

5,413	Google, Inc., Class A*	2,492,578

61,546	Hewlett-Packard Co.	2,535,079

166,522	Microsoft Corp.	4,972,346

72,145	Oracle Corp.*	1,236,565

12,917	SanDisk Corp.*	555,819

41,543	Seagate Technology	1,100,890

108,923	Sun Microsystems, Inc.*	590,363

32,413	Yahoo!, Inc.*	827,828

		26,759,306

Electronics (3.2%):

61,497	ASML Holding NV, NY Registered Shares*^	1,514,671

12,367	KLA-Tencor Corp.	615,258

25,432	Linear Technology Corp.	771,098

35,161	Texas Instruments, Inc.	1,012,637

		3,913,664

Food (3.1%):

13,993	Cadbury Schweppes plc, ADR^	600,719

20,464	Dean Foods Co.*	865,218

26,172	PepsiCo, Inc.	1,637,059

22,454	Unilever NV, ADR	611,872

		3,714,868

Health Care (7.9%):

14,867	Allergan, Inc.	1,780,175

19,232	Amgen, Inc.*	1,313,738

10,067	Covance, Inc.*	593,047

8,770	Genzyme Corp.*	540,057

34,414	Johnson & Johnson	2,272,011

37,630	MedImmune, Inc.*^	1,218,083

23,297	Zimmer Holdings, Inc.*	1,826,019

		9,543,130

Household (4.4%):

34,408	Colgate-Palmolive Co.	2,244,778

29,619	Masco Corp.	884,720

34,635	Procter & Gamble Co.	2,225,991

		5,355,489

Insurance (2.0%):

23,731	Allstate Corp.	1,545,125

12,665	American International Group, Inc.	907,574

		2,452,699

Manufacturing (5.6%):

19,308	E.I. du Pont de Nemours and Co.	940,493

100,518	General Electric Co.	3,740,275

4,444	Harman International Industries, Inc.	444,000

11,613	Peabody Energy Corp.	469,281

26,818	Thermo Fisher Scientific, Inc.*	1,214,587

		6,808,636

Media (2.2%):

32,832	Comcast Corp., Class A*	1,375,004

36,217	Walt Disney Co.	1,241,157

		2,616,161

Oil & Gas (4.4%):

12,790	Chevron, Corp.	940,449

39,289	Exxon Mobil Corp.	3,010,716

22,214	Schlumberger, Ltd.	1,403,036

		5,354,201

Pharmaceuticals (4.1%):

22,373	Bristol-Myers Squibb Co.	588,857

10,904	Eli Lilly and Co.	568,098

33,835	Pfizer, Inc.	876,327

68,213	Schering-Plough Corp.	1,612,555

25,140	Wyeth	1,280,129

		4,925,966

Retail (9.5%):

4,130	AutoZone, Inc.*	477,263

57,935	Avon Products, Inc.	1,914,172

23,933	Best Buy Co., Inc.	1,177,264

42,162	Federated Department Stores, Inc.	1,607,637

22,967	Limited Brands, Inc.	664,665

25,190	Safeway, Inc.	870,566

29,641	The Gap, Inc.	578,000

31,784	Tiffany & Co.^	1,247,204

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Retail, continued

53,723	Wal-Mart Stores, Inc.	$2,480,929

11,323	Williams-Sonoma, Inc.^	355,995

		11,373,695

Services (2.5%):

28,399	Accenture, Ltd., Class A	1,048,775

19,217	Sysco Corp.	706,417

26,266	Waste Management, Inc.	965,801

13,438	Western Union Co.	301,280

		3,022,273

Telecommunications (5.7%):

132,184	Cisco Systems, Inc.*	3,612,588

53,183	Corning, Inc.*	995,054

24,482	Marvel Technology Group, Ltd.*	469,810

33,453	Motorola, Inc.	687,794

58,077	Nokia OYJ, ADR	1,180,125

		6,945,371

Tobacco (1.5%):

21,309	Altria Group, Inc.	1,828,738

Transportation (1.3%):

23,985	AMR Corp.*^	725,067

21,926	Continental Airlines, Inc., Class B*^	904,447

		1,629,514

Travel & Entertainment (0.8%):

10,139	Marriott International, Inc., Class A	483,833

9,317	US Airways Group, Inc.*^	501,721

		985,554

Total Common Stocks (Cost $94,766,211)		107,625,580

Collateral for Securities on Loan (10.5%):

12,733,988	Northern Trust Liquid Institutional Asset Portfolio	12,733,988

Total Collateral for Securities on Loan (Cost $12,733,988)		12,733,988

Deposit Account (5.5%):

6,646,803	NTRS London Deposit Account	6,646,803

Total Deposit Account (Cost $6,646,803)		6,646,803

Investment Companies (4.4%):

32,106	iShares Russell 1000 Growth Index Fund^	1,765,830

41,450	Nasdaq-100 Index Tracking Stock^	1,788,982

12,554	Standard & Poor’s Depositary Receipt Trust Series 1*^	1,779,153

Total Investment Companies (Cost $4,782,399)		5,333,965

Total Investment Securities (Cost $118,929,401)(a)—109.5%		132,340,336
Net other assets (liabilities)—(9.5)%		(11,491,169)

Net Assets—100.0%		$120,849,167

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of a security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $119,624,193. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,512,150

Unrealized depreciation	(1,796,007)

Net unrealized appreciation	$12,716,143

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	92.0%

Netherlands	3.0%

Bermuda	1.3%

Finland	1.0%

Cayman Islands	0.9%

Canada	0.7%

Brazil	0.6%

United Kingdom	0.5%

100.0%

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Dreyfus
Founders
Equity Growth
Fund

Assets

Investment securities, at cost	$118,929,401

Investment securities, at value*	$132,340,336

Interest and dividends receivable	149,720

Receivable for capital shares issued	1,146,763

Receivable for investments sold	1,306,124

Prepaid expenses	1,434

Total Assets	134,944,377

Liabilities

Payable for investments purchased	1,239,887

Payable for capital shares redeemed	84

Payable for return of collateral received	12,733,988

Manager fees payable	82,244

Administration fees payable	5,276

Distribution fees payable	25,182

Administrative and compliance services fees payable	2,349

Other accrued liabilities	6,200

Total Liabilities	14,095,210

Net Assets	$120,849,167

Net Assets Consist of:

Capital	$103,719,908

Accumulated net investment income/(loss)	110,008

Accumulated net realized gains/(losses) on investment transactions	3,608,316

Net unrealized appreciation/(depreciation) on investments	13,410,935

Net Assets	$120,849,167

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,487,620

Net Asset Value (offering and redemption price per share)	$10.52

*	Includes securities on loan of $12,409,691.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Dreyfus
Founders
Equity Growth
Fund

Investment Income:

Interest	$162,681

Dividends	1,060,118

Income from securities lending	11,857

Total Investment Income	1,234,656

Expenses:

Manager fees	746,089

Administration fees	52,142

Distribution fees	236,196

Audit fees	24,579

Administrative and compliance services fees	3,507

Custodian fees	17,324

Legal fees	11,937

Trustees’ fees	9,551

Recoupment of prior expenses reimbursed by the Manager	4,064

Other expenses	19,259

Total Expenses	1,124,648

Net Investment Income/(Loss)	110,008

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	4,299,986

Change in unrealized appreciation/depreciation on investments	7,164,311

Net Realized and Unrealized Gains/(Losses) on Investments	11,464,297

Change in Net Assets Resulting from Operations	$11,574,305

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Dreyfus Founders Equity
	Growth Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$110,008	$2,492

Net realized gains/(losses) on investment transactions	4,299,986	4,984,880

Change in unrealized appreciation/depreciation on investments	7,164,311	(926,388)

Change in net assets from operations:	11,574,305	4,060,984

Dividends to Shareholders:

From net investment income	(2,492)	(226,720)

From net realized gains	(4,899,346)	(2,927,267)

Change in net assets resulting from dividends to shareholders	(4,901,838)	(3,153,987)

Capital Transactions:

Proceeds from shares issued	31,251,229	15,501,243

Proceeds from dividends reinvested	4,901,838	3,153,987

Value of shares redeemed	(10,301,706)	(7,745,839)

Change in net assets from capital transactions	25,851,361	10,909,391

Change in net assets	32,523,828	11,816,388

Net Assets:

Beginning of period	88,325,339	76,508,951

End of period	$120,849,167	$88,325,339

Accumulated net investment income/(loss)	$110,008	$2,492

Share Transactions:

Shares issued	3,050,588	1,617,743

Dividends reinvested	498,154	332,349

Shares redeemed	(1,035,565)	(810,316)

Change in shares	2,513,177	1,139,776

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.84	$9.77	$9.07	$7.30	$10.55

Investment Activities:

Net Investment Income/(Loss)	0.01	— *	0.03	(0.01)	(0.01)

Net Realized and Unrealized Gains/(Losses) on Investments	1.22	0.44	0.66	1.78	(3.23)

Net realized gain from payment by affiliate for the disposal of investments in violation of restrictions	—	—	0.01	—	—

Total from Investment Activities	1.23	0.44	0.70	1.77	(3.24)

Dividends to Shareholders From:

Net Investment Income	— *	(0.03)	—	—	—

Net Realized Gains	(0.55)	(0.34)	—	—	(0.01)

Total Dividends	(0.55)	(0.37)	—	—	(0.01)

Net Asset Value, End of Period	$10.52	$9.84	$9.77	$9.07	$7.30

Total Return**	12.93%	4.56%	7.72%	24.25%	(30.70)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$120,849	$88,325	$76,509	$52,200	$19,191

Net Investment Income/(Loss)	0.12%	0.00%	0.36%	(0.16)%	(0.30)%

Expenses Before Reductions***	1.19%	1.22%	1.26%	1.39%	2.15%

Expenses Net of Reductions	1.19%	1.19%	1.17%	1.10%	1.10%

Expenses Net of Reductions(a)	1.19%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate	117.91%	134.74%	171.66%	44.54%	34.77%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Dreyfus Founders Equity Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Dreyfus Founders Equity Growth Fund	$12,733,988	$12,409,691

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, Founders Asset Management LLC (“FAM”) and the Trust, FAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%. The annual expense limit of the Fund is 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2007	12/31/2008

AZL Dreyfus Founders Equity Growth Fund	$57,837	$19,617

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $7,298 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Dreyfus Founders Equity Growth Fund	$122,216,744	$107,524,963

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $3,862,675 related to ordinary income and $1,039,163 related to net long term capital gains and for the year ended December 31, 2005 were $226,720 related to ordinary income and $2,927,267 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Dreyfus Founders Equity Growth Fund	$1,537,883	$2,875,233	$4,413,116	$12,716,143	$17,129,259

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Founders Equity Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 22.14% of the total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

For the period ended December 31, 2006 the Fund had net long term capital gains of $1,039,163.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Dreyfus
Premier Small Cap Value Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 9

Statement of Operations	Page 10

Statements of Changes in Net Assets	Page 11

Financial Highlights	Page 12

Notes to the Financial Statements	Page 13

Report of Independent Registered Public Accounting Firm	Page 18

Other Federal Income Tax Information	Page 19

Approval of Investment Advisory and Subadvisory Agreements	Page 20

Information about Trustees and Officers	Page 24

Other Information	Page 25
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Dreyfus Premier Small Cap Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Dreyfus Premier Small Cap Value Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Dreyfus Premier Small Cap Value Fund gained 13.40% compared to a 23.48% return for its benchmark, the Russell 2000® Value Index1.
The Fund’s subadviser constructs this portfolio with a commitment to diversification2. Therefore sector weightings, style orientation, market capitalization and risk characteristics are generally similar to those of the Russell 2000® Value Index.
Small cap value stocks performed very well during the period, as investors cheered economic data and earnings growth and showed increased appetite for risk. That environment helped the Fund post a positive absolute return.*
Stock selection within the industrials sector was the primary detractor from the Fund’s performance relative to its benchmark. The Fund’s industrials holdings realized double-digit returns, but did not keep pace with their peer group. Specifically, the Fund’s stocks in the industrial parts industry lagged the benchmark’s holdings on a relative basis, while concerns of a housing slowdown weighed on construction-related stocks. Selection in information technology also weighed on performance against the benchmark, as holdings in the information services and Internet industries reduced relative returns.*
The subadviser’s stock selection in the consumer hard good sector boosted performance. Good selection in the motor vehicles and leisure goods industries especially helped returns. The Fund’s performance also benefited from stock selection within the restaurant and specialty retail industries.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 2000® Value Index measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Diversification does not guarantee a profit nor protect against a loss.

1

AZLSM Dreyfus Premier Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek investment returns that are consistently superior to the Russell 2000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in stocks of small U. S. companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(5/3/04)

AZLSM Dreyfus Premier Small Cap Value Fund	13.40%	14.27%

Russell 2000® Value Index	23.48%	18.11%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Dreyfus Premier Small Cap Value Fund, (the “Fund”) you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Dreyfus Premier Small Cap Value Fund	$1,000.00	$1,071.30	$6.68	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Dreyfus Premier Small Cap Value Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Dreyfus Premier Small Cap Value Fund	$1,000.00	$1,018.75	$6.51	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Dreyfus Premier Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	0.9%

Automotive	2.0

Banking & Financial Services	17.5

Chemicals	1.5

Computers	5.2

Construction	1.7

Electronics	2.4

Food	1.8

Health Care	2.1

Insurance	5.3

Manufacturing	10.6

Media	1.4

Metals/Mining	1.9

Oil/Gas	5.3

Pharmaceuticals	2.2

Real Estate Investment Trusts	9.3

Retail	8.8

Services	7.9

Telecommunications	2.7

Transportation	2.7

Travel & Entertainment	0.5

Utilities	5.3

Short-Term Investments	15.9

114.9%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (99.0%):

Aerospace/ Defense (0.9%):

4,700	Armor Holdings, Inc.*	$257,795

21,400	Orbital Sciences Corp.*	394,616

		652,411

Automotive (2.0%):

20,000	Aftermarket Technology Corp.*	425,600

9,400	Group 1 Automotive, Inc.	486,168

10,700	Sonic Automotive, Inc.	310,728

10,500	TRW Automotive Holdings Corp.*	271,635

		1,494,131

Banking & Financial Services (17.5%):

5,160	1st Source Corp.	165,791

11,400	ASTA Funding, Inc.^	347,016

5,800	Bancorp, Inc.*	171,680

19,700	BankUnited Financial Corp., Class A	550,812

8,800	Boston Private Financial Holdings, Inc.	248,248

9,100	Calamos Asset Management, Inc., Class A	244,153

9,400	Cardinal Financial Corp.	96,350

4,900	Cascade Bancorp	152,047

36,300	CBIZ, Inc.*	253,011

7,400	Chittenden Corp.	227,106

12,200	Citizens Banking Corp.^	323,300

6,200	Community Bancorp*^	187,178

8,400	Compucredit Corp.*^	334,404

13,900	Corus Bankshares, Inc.^	320,673

13,000	CVB Financial Corp.	187,980

12,200	East West Bancorp, Inc.	432,124

8,300	First Charter Corp.	204,180

1,500	First Citizens BancShares, Inc., Class A	303,960

11,300	First Community Bancorp^	590,651

29,600	First Niagara Financial Group, Inc.^	439,856

5,800	FirstFed Financial Corp.*^	388,426

13,700	FNB Corp.^	250,299

14,600	Fremont General Corp.^	236,666

17,300	Greater Bay Bancorp	455,509

11,200	Hanmi Financial Corp.	252,336

12,800	Investment Technology Group, Inc.*	548,864

9,300	Irwin Financial Corp.	210,459

11,500	KNBT Bancorp, Inc.	192,395

33,800	Knight Capital Group, Inc., Class A*	647,946

1,995	Mainsource Financial Group, Inc.	33,795

8,300	National Financial Partners Corp.	364,951

15,400	NewAlliance Bancshares, Inc.	252,560

3,600	Simmons First National Corp., Class A	113,580

5,800	Southwest Bancorp, Inc.	161,588

51,000	Sterling Bancshares, Inc.	664,021

6,700	Sterling Financial Corp.	226,527

10,300	SVB Financial Group*	480,186

5,800	UMB Financial Corp.	211,758

6,400	Umpqua Holdings Corp.	188,352

2,200	Union Bankshares Corp.	67,298

8,100	United Community Banks, Inc.	261,792

13,800	Whitney Holding Corp.	450,156

10,300	Wilmington Trust Corp.	434,351

		12,874,335

Chemicals (1.5%):

8,800	Cabot Microelectronics Corp.*	298,672

24,700	H.B. Fuller Co.	637,754

5,600	Westlake Chemical Corp.	175,728

		1,112,154

Computers (5.2%):

12,700	Agilysys, Inc.	212,598

6,300	Avid Technology, Inc.*^	234,738

14,300	Avocent Corp.*	484,055

32,600	Brocade Communications Systems, Inc.*	267,646

13,300	CalAmp Corp.*	112,252

50,700	Earthlink, Inc.*	359,970

16,700	Emulex Corp.*^	325,817

8,300	Kronos, Inc.*	304,942

6,400	MTS Systems Corp.	247,168

9,800	Palm, Inc.*^	138,082

8,800	Perot Systems Corp., Class A*	144,232

13,800	RadiSys Corp.*	230,046

31,000	Secure Computing Corp.*	203,360

6,400	SPSS, Inc.*	192,448

38,600	TIBCO Software, Inc.*	364,384

		3,821,738

Construction (1.7%):

15,600	Building Materials Holding Corp.^	385,164

4,700	Granite Construction, Inc.	236,504

7,900	URS Corp.*	338,515

5,400	Washington Group International, Inc.*	322,866

		1,283,049

Electronics (2.4%):

7,800	Audiovox Corp., Class A*	109,902

6,400	Belden CDT, Inc.	250,176

12,200	CTS Corp.	191,540

4,300	Cymer, Inc.*	188,985

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Electronics, continued

14,200	Exar Corp.*	$184,600

16,200	Methode Electronics, Inc.	175,446

27,500	Multimedia Games, Inc.*^	264,000

15,500	OmniVision Technologies, Inc.*^	211,575

13,700	Zygo Corp.*	225,365

		1,801,589

Food (1.8%):

20,500	Flowers Foods, Inc.^	553,295

7,200	Performance Food Group Co.*	199,008

4,700	Ralcorp Holdings, Inc.*	239,183

11,900	Treehouse Foods, Inc.*	371,280

		1,362,766

Health Care (2.1%):

7,500	AMERIGROUP Corp.*	269,175

17,600	Five Star Quality Care, Inc.*	196,240

10,300	Gentiva Health Services, Inc.*	196,318

7,000	Haemonetics Corp.*	315,140

11,300	HealthTronics, Inc.*	75,258

5,900	Magellan Health Services, Inc.*	254,998

8,600	STERIS Corp.	216,462

		1,523,591

Insurance (5.3%):

13,300	Argonaut Group, Inc.*	463,638

6,000	Delphi Financial Group, Inc., Class A	242,760

14,100	Horace Mann Educators Corp.	284,820

5,900	LandAmerica Financial Group, Inc.^	372,349

9,300	Ohio Casualty Corp.	277,233

16,300	Phoenix Cos., Inc.	259,007

15,300	PMA Capital Corp.*	141,066

12,400	ProAssurance Corp.*	619,008

19,500	Seabright Insurance Holdings*	351,195

20,100	Universal American Financial Corp.*	374,664

11,200	Zenith National Insurance Corp.	525,392

		3,911,132

Manufacturing (10.6%):

6,900	A.O. Smith Corp.	259,164

6,400	Arch Chemicals, Inc.	213,184

13,200	Briggs & Stratton Corp.	355,740

10,100	Carter’s, Inc.*	257,550

24,100	CF Industries Holdings, Inc.	617,924

5,400	Chaparral Steel Co.	239,058

3,800	Chattem, Inc.*	190,304

13,700	Checkpoint Systems, Inc.*	276,740

11,700	Coherent, Inc.*	369,369

14,400	Cohu, Inc.	290,304

22,500	Elizabeth Arden, Inc.*	428,625

19,300	Enpro Industries, Inc.*	640,953

22,600	Federal Signal Corp.	362,504

3,500	Freightcar America, Inc.^	194,075

16,300	Greatbatch, Inc.*	438,796

7,300	Greif, Inc., Class A	864,320

4,900	Phillips-Van Heusen Corp.	245,833

6,500	Pioneer Cos., Inc.*	186,290

23,700	PolyOne Corp.*	177,750

5,800	Rofin-Sinar Technologies, Inc.*	350,668

11,700	Silgan Holdings, Inc.	513,864

11,400	Tupperware Corp.	257,754

51,700	Westell Technologies, Inc., Class A*	129,250

		7,860,019

Media (1.4%):

18,600	Cox Radio, Inc.*	303,180

23,900	Entravision Communications Corp., Class A*	196,458

7,300	Macrovision Corp.*	206,298

8,300	Scholastic Corp.*	297,472

		1,003,408

Metals/ Mining (1.9%):

6,000	Metal Management, Inc.	227,100

7,400	Quanex Corp.	255,966

7,400	Reliance Steel & Aluminum Co.	291,412

12,800	Ryerson, Inc.^	321,152

7,500	Steel Technologies, Inc.	131,625

16,600	USEC, Inc.*	211,152

		1,438,407

Oil/ Gas (5.3%):

10,100	Atmos Energy Corp.	322,291

10,100	Basic Energy Services, Inc.*	248,965

22,300	Callon Petroleum Corp.*	335,169

11,300	Cimarex Energy Co.	412,450

11,200	Edge Petroleum Corp.*	204,288

5,800	Northwest Natural Gas Co.	246,152

32,200	Parker Drilling Co.*	263,074

13,650	RPC, Inc.	230,412

7,300	Southwest Gas Corp.	280,101

5,800	Stone Energy Corp.*	205,030

7,900	Swift Energy Co.*	353,999

7,000	Trico Marine Services, Inc.*	268,170

3,900	Universal Compression Holdings, Inc.*	242,229

8,600	WGL Holdings, Inc.	280,188

		3,892,518

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued

Pharmaceuticals (2.2%):

16,300	Alpharma, Inc., Class A	$392,830

9,500	NBTY, Inc.*	394,915

12,600	Perrigo Co.	217,980

16,700	Sciele Pharma, Inc.*	400,800

13,800	ViroPharma, Inc.*	202,032

		1,608,557

Real Estate Investment Trusts (9.3%):

15,800	BioMed Realty Trust, Inc.	451,880

8,500	Entertainment Properties Trust	496,740

22,000	Equity Inns, Inc.	351,120

23,700	Felcor Lodging Trust, Inc.^	517,608

5,800	First Potomac Realty Trust	168,838

7,800	Health Care REIT, Inc.^	335,556

38,100	Highland Hospitality Corp.	542,925

10,200	Kite Realty Group Trust	189,924

14,200	Lexington Corporate Properties Trust^	318,506

26,900	Medical Properties Trust, Inc.^	411,570

18,500	National Retail Properties, Inc.^	424,575

13,200	Nationwide Health Properties, Inc.^	398,904

9,600	Newcastle Investment Corp.	300,672

16,400	OMEGA Healthcare Investors, Inc.	290,608

13,300	Pennsylvania Real Estate Investment Trust^	523,754

16,700	Realty Income Corp.^	462,590

38,300	Spirit Finance Corp.	477,601

18,400	Winston Hotels, Inc.	243,800

		6,907,171

Retail (8.8%):

9,800	AnnTaylor Stores Corp.*	321,832

5,700	Brown Shoe Co., Inc.	272,118

10,500	Casey’s General Stores, Inc.	247,275

14,100	Cato Corp.	323,031

25,700	Cedar Shopping Centers, Inc.	408,887

8,800	Charlotte Russe Holdings, Inc.*	270,600

16,600	Furniture Brands International, Inc.^	269,418

5,500	Genesco, Inc.*	205,150

29,100	Hartmarx Corp.*	205,446

7,200	Jack In the Box, Inc.*	439,488

20,900	K2, Inc.*	275,671

7,600	Kellwood Co.^	247,152

6,300	Longs Drug Stores Corp.	266,994

8,200	McCormick & Schmick’s Seafood Restaurants, Inc.*	197,128

12,200	Morton’s Restaurant Group, Inc.*	203,130

9,300	Movado Group, Inc.	269,700

13,800	O’Charley’s, Inc.*	293,664

10,300	Oakley, Inc.	206,618

14,700	Prestige Brands Holdings, Inc.*	191,394

10,800	RENT-A-CENTER, Inc.*	318,708

10,300	The Pantry, Inc.*	482,452

7,300	United Stationers, Inc.*	340,837

8,600	Wolverine World Wide, Inc.	245,272

		6,501,965

Services (7.9%):

13,700	ABM Industries, Inc.	311,127

7,700	American Reprographics Co.*	256,487

10,900	Covansys Corp.*	250,155

15,400	First Advantage Corp., Class A*^	353,584

10,300	FTI Consulting, Inc.*	287,267

51,700	Harris Interactive, Inc.*	260,568

6,900	Heidrick & Struggles International, Inc.*	292,284

12,800	Insight Enterprises, Inc.*	241,536

8,800	Inter-Tel, Inc.	195,008

8,800	John H. Harland Co.	441,760

16,300	MapInfo Corp.*	212,715

7,700	Maximus, Inc.	237,006

7,000	Molecular Devices Corp.*	147,490

27,500	MPS Group, Inc.*^	389,950

17,100	Packeteer, Inc.*	232,560

10,300	PAREXEL International Corp.*	298,391

8,300	Shaw Group, Inc.*	278,050

11,300	Sierra Health Services, Inc.*	407,252

30,900	SonicWALL, Inc.*	260,178

30,300	Spherion Corp.*	225,129

30,900	webMethods, Inc.*	227,424

		5,805,921

Telecommunications (2.7%):

8,300	ADTRAN, Inc.	188,410

37,700	Aeroflex, Inc.*	441,844

22,300	Andrew Corp.*	228,129

40,000	Cincinnati Bell, Inc.*	182,800

15,200	Consolidated Communications Holdings, Inc.	317,680

10,700	Digi International, Inc.*	147,553

9,400	EMS Technologies, Inc.*	188,282

11,700	Foundry Networks, Inc.*	175,266

15,300	SpectraLink Corp.*	131,580

		2,001,544

Transportation (2.7%):

10,800	Arvinmeritor, Inc.	196,884

7,500	Atlas Air Worldwide Holdings, Inc.*	333,750

6,600	Laidlaw International, Inc.	200,838

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Transportation, continued

7,400	Old Dominion Freight Line, Inc.*	$178,118

12,100	Pacer International, Inc.	360,217

16,300	SkyWest, Inc.	415,813

10,400	The Greenbrier Cos., Inc.	312,000

		1,997,620

Travel & Entertainment (0.5%):

8,300	Monarch Casino & Resort, Inc.*	198,204

4,400	Speedway Motorsports, Inc.	168,960

		367,164

Utilities (5.3%):

6,300	ALLETE, Inc.	293,202

31,200	Comfort Systems USA, Inc.	394,368

8,900	El Paso Electric Co.*	216,893

6,400	General Cable Corp.*	279,744

10,700	Great Plains Energy, Inc.^	340,260

7,100	IdaCorp., Inc.	274,415

5,100	Itron, Inc.*	264,384

7,500	New Jersey Resources Corp.	364,350

8,100	Piedmont Natural Gas Co., Inc.^	216,675

18,600	PNM Resources, Inc.	578,460

13,200	The Empire District Electric Co.	325,908

12,800	Westar Energy, Inc.	332,288

		3,880,947

Total Common Stocks (Cost $67,918,605)		73,102,137

Collateral for Securities on Loan (14.2%):

10,513,374	Allianz Dresdner Daily Asset Fund#	10,513,374

Total Collateral for Securities on Loan (Cost $10,513,374)		10,513,374

Deposit Account (1.7%):

1,286,573	TNT Offshore Deposit Account	1,286,573

Total Deposit Account (Cost $1,286,573)		1,286,573

Total Investment Securities (Cost $79,718,552)(a)—114.9%		84,902,084
Net other assets (liabilities)—(14.9)%		(10,988,230)

Net Assets—100.0%		$73,913,854

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $79,770,679. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,506,277

Unrealized depreciation	(2,374,872)

Net unrealized appreciation	$5,131,405

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Dreyfus Premier
Small Cap
Value Fund

Assets

Investment securities, at cost	$79,718,552

Investment securities, at value*^	$84,902,084

Interest and dividends receivable	103,292

Receivable for capital shares issued	58,781

Prepaid expenses	983

Total Assets	85,065,140

Liabilities

Payable for investments purchased	546,618

Payable for capital shares redeemed	193

Payable for return of collateral received	10,513,374

Manager fees payable	57,153

Administration fees payable	3,010

Distribution fees payable	15,571

Administrative and compliance services fees payable	324

Other accrued liabilities	15,043

Total Liabilities	11,151,286

Net Assets	$73,913,854

Net Assets Consist of:

Capital	$64,224,987

Accumulated net investment income/(loss)	181,573

Net realized gains/(losses) on investment transactions	4,323,762

Net unrealized appreciation/(depreciation) on investments	5,183,532

Net Assets	$73,913,854

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,600,369

Net Asset Value (offering and redemption price per share)	$13.20

*	Includes securities on loan of $10,192,358.

^	Includes investment in affiliate of $10,513,374.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Dreyfus Premier
Small Cap Value
Fund

Investment Income:

Interest	$67,262

Dividends	936,548

Income from securities lending	39,757

Total Investment Income	1,043,567

Expenses:

Manager fees	593,078

Administration fees	36,160

Distribution fees	164,744

Audit fees	4,641

Administrative and compliance services fees	1,131

Custodian fees	20,267

Legal fees	5,303

Trustees’ fees	4,035

Recoupment of prior expenses reimbursed by the Manager	45,152

Other expenses	12,773

Total expenses before reductions	887,284

Less expenses waived/reimbursed by the Manager	(22,422)

Less expenses paid indirectly	(2,868)

Net Expenses	861,994

Net Investment Income/(Loss)	181,573

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	4,344,206

Change in unrealized appreciation/depreciation on investments	3,376,797

Net Realized and Unrealized Gains/(Losses) on Investments	7,721,003

Change in Net Assets Resulting from Operations	$7,902,576

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Dreyfus Premier
	Small Cap Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$181,573	$46,118

Net realized gains/(losses) on investment transactions	4,344,206	3,476,799

Change in unrealized appreciation/depreciation on investments	3,376,797	(1,592,874)

Change in net assets resulting from operations:	7,902,576	1,930,043

Dividends to Shareholders:

From net investment income	(46,118)	—

From net realized gain on investment	(3,490,503)	(713,081)

Change in net assets resulting from dividends to shareholders	(3,536,621)	(713,081)

Capital Transactions:

Proceeds from shares issued	20,090,959	31,616,705

Proceeds from dividends reinvested	3,536,621	997,857

Value of shares redeemed	(11,033,483)	(7,651,200)

Change in net assets from capital transactions	12,594,097	24,963,362

Change in net assets	16,960,052	26,180,324

Net Assets:

Beginning of period	56,953,802	30,773,478

End of period	$73,913,854	$56,953,802

Accumulated net investment income	$181,573	$46,118

Share Transactions:

Shares issued	1,550,568	2,646,186

Dividends reinvested	288,233	81,729

Shares redeemed	(869,783)	(647,964)

Change in shares	969,018	2,079,951

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended
	December 31,		May 3, 2004 to
			December 31,
	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$12.30	$12.06	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.03	0.01	0.01

Net Realized and Unrealized Gains/(Losses) on Investments	1.57	0.40	2.16

Total from Investment Activities	1.60	0.41	2.17

Dividends to Shareholders From:

Net Investment Income	(0.01)	—	(0.01)

Net Realized Gains	(0.69)	(0.17)	(0.10)

Total Dividends	(0.70)	(0.17)	(0.11)

Net Asset Value, End of Period	$13.20	$12.30	$12.06

Total Return*(b)	13.40%	3.39%	21.72%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$73,914	$56,954	$30,773

Net Investment Income/(Loss)(c)	0.28%	0.10%	0.24%

Expenses Before Reductions**(c)	1.35%	1.41%	1.51%

Expenses Net of Reductions(c)	1.31%	1.35%	1.35%

Expenses Net of Reductions(d)	1.31%	N/A	N/A

Portfolio Turnover Rate(b)	90.10%	111.78%	83.52%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Dreyfus Premier Small Cap Value Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Dreyfus Premier Small Cap Value Fund	$10,513,374	$10,192,358

The Fund received cash collateral for securities loaned. The cash was invested in Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, The Dreyfus Corporation (“DC”) and the Trust, DC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual
	Rate*	Expense Limit

AZL Dreyfus Premier Small Cap Value Fund	0.90%	1.35%

*	The Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.85% for the period May 1, 2006 through April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Life Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $9,637 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $3,255 was paid from the Fund relating to these fees and expenses.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Premier Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than on year from acquisition) were as follows:

	Purchases	Sales

AZL Dreyfus Premier Small Cap Value Fund	$68,635,713	$57,927,436

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $2,526,541 related to ordinary income and $1,010,080 related to net long term capital gains and for the year ended December 31, 2005 were $713,081 related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Dreyfus Premier Small Cap Fund	$1,255,161	$3,302,301	$4,557,462	$5,131,405	$9,688,867

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Premier Small Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate Shareholders, 6.95% of the total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

For the period ended December 31, 2006 the Fund had a net long term capital gains of $1,010,080.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequecy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

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with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

22

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

23

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

24

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer and AML Compliance(4) Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM First Trust Target
Double Play Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statement of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Approval of Investment Advisory and Subadvisery Agreements	Page 17

Information about Trustees and Officers	Page 21

Other Information	Page 22
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM First Trust Target Double Play Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM First Trust Target Double Play Fund and A I M Capital Management, Inc. serves as Subadviser to the Fund.
Fund Objective
The investment objective of the AZLSM First Trust Target Double Play Fund is total return. This objective may be changed by the Trustees of the Fund without shareholder approval.
The AZLSM First Trust Target Double Play Fund commenced operations on December 27, 2006, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZLSM First Trust Target Double Play Fund
The AZLSM First Trust Target Double Play Fund commenced operations on December 27, 2006, and as such, does not have at least six months of operations to include a discussion of fund performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL First Trust Target Double Play Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	12/27/06	12/31/06	12/27/06 - 12/31/06	12/27/06 - 12/31/06

AZL First Trust Target Double Play Fund	$1,000.00	$992.00	$0.09	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period shown in the table divided by the number of days in the fiscal year (to reflect the period shown in the table).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL First Trust Target Double Play Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	12/27/06 - 12/31/06

AZL First Trust Target Double Play Fund	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period shown in the table divided by the number of days in the fiscal year (to reflect the period shown in the table).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL First Trust Target Double Play Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Airlines	1.9%

Automobiles	3.4

Chemicals	7.3

Commercial Banks	7.6

Commercial Services & Supplies	0.8

Communications Equipment	3.2

Containers & Packaging	0.5

Diversified Financial Services	2.5

Diversified Telecommunication Services	3.8

Electric Utilities	9.7

Energy Equipment & Services	1.0

Gas Utilities	4.7

Health Care Equipment & Supplies	1.0

Household Durables	1.3

Independent Power Producers & Energy Traders	2.5

Insurance	7.3

Internet & Catalog Retail	0.8

IT Services	3.6

Leisure Equipment & Products	5.8

Life Sciences Tools and Services	1.0

Media	3.9

Metals & Mining	4.0

Multi-Utilities	4.8

Oil & Gas & Consumable Fuels	2.3

Paper & Forest Products	2.4

Specialty Retail	9.3

Textiles, Apparel & Luxury Goods	0.5

Short-Term Investments	100.8

197.7%

*	Investments are shown as a percentage of net assets, not total investment. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (96.9%):

Airlines (1.9%):

46	Continental Airlines, Inc., Class B*	$1,898

Automobiles (3.4%):

48	Harley-Davidson, Inc.	3,383

Chemicals (7.3%):

23	Albemarle Corp.	1,651

95	Lyondell Chemical Co.	2,429

14	OM Group, Inc.*	634

50	The Lubrizol Corp.	2,507

		7,221

Commercial Banks (7.6%):

33	PNC Financial Services Group, Inc.	2,443

64	Regions Financial Corp.	2,394

95	Sky Financial Group, Inc.	2,711

		7,548

Commercial Services & Supplies (0.8%):

35	TeleTech Holdings, Inc.*	836

Communications Equipment (3.2%):

25	Research In Motion, Ltd.*	3,195

Containers & Packaging (0.5%):

19	Rock-Tenn Co.	515

Diversified Financial Services (2.5%):

51	J.P. Morgan Chase & Co.	2,463

Diversified Telecommunication Services (3.8%):

63	BT Group Co.	3,773

Electric Utilities (9.7%):

39	FirstEnergy Corp.	2,348

84	Northeast Utilities	2,365

48	Pinnacle West Capital Corp.	2,430

64	Unisource Energy Corp.	2,338

		9,481

Energy Equipment & Services (1.0%):

12	Core Laboratories N.V.*	972

Gas Utilities (4.7%):

61	AGL Resources, Inc.	2,374

54	ONEOK, Inc.	2,328

		4,702

Health Care Equipment & Supplies (1.0%):

33	Immucor, Inc.*	965

Household Durables (1.3%):

20	Kimball International, Inc., Class B	486

41	Tempur-Pedic International, Inc.*	839

		1,325

Independent Power Producers & Energy Traders (2.5%):

66	Black Hills Corp.	2,438

Insurance (7.3%):

53	Cincinnati Financial Corp.	2,401

37	Lincoln National Corp.	2,458

48	Unitrin, Inc.	2,405

		7,264

Internet & Catalog Retail (0.8%):

18	Priceline.com, Inc.*	785

IT Services (3.6%):

66	Infosys Technologies Ltd., ADR	3,601

Leisure Equipment & Products (5.8%):

79	Hasbro, Inc.	2,153

161	Mattel, Inc.	3,648

		5,801

Life Sciences Tools and Services (1.0%):

24	Illumina, Inc.*	943

Media (3.9%):

155	The DIRECTV Group, Inc.*	3,866

Metals & Mining (4.0%):

39	Allegheny Technologies, Inc.	3,537

13	Brush Engineered Materials, Inc.*	439

		3,976

Multi-Utilities (4.8%):

50	DTE Energy Co.	2,420

96	Energy East Corp.	2,381

		4,801

Oil & Gas & Consumable Fuels (2.3%):

25	Marathon Oil Corp.	2,313

Paper & Forest Products (2.4%):

80	MeadWestvaco Corp.	2,405

Specialty Retail (9.3%):

45	Abercrombie & Fitch Co.	3,132

117	American Eagle Outfitters, Inc.	3,651

50	Bebe Stores, Inc.	990

23	Guess?, Inc.*	1,459

		9,232

Textiles, Apparel & Luxury Goods (0.5%):

13	Steven Madden, Ltd.	456

Total Common Stocks (Cost $96,980)		96,158

Deposit Account (100.8%):

100,000	TNT Offshore Deposit Account	100,000

Total Deposit Account (Cost $100,000)		100,000

Total Investment Securities (Cost $196,980)(a)—197.7%		196,158
Net other assets (liabilities)—(97.7)%		(96,947)

Net Assets—100.0%		$99,211

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $196,980. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$29

Unrealized depreciation	(851)

Net unrealized depreciation	$(822)

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	94.2%

United Kingdom	1.9%

India	1.8%

Canada	1.6%

Netherlands	0.5%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
First Trust
Target
Double Play
Fund

Assets

Investment securities, at cost	$196,980

Investment securities, at value	$196,158

Interest and dividends receivable	42

Total Assets	196,200

Liabilities

Payable for investments purchased	96,980

Manager fees payable	5

Administration fees payable	1

Distribution fees payable	3

Total Liabilities	96,989

Net Assets	$99,211

Net Assets Consist of:

Capital	$100,000

Accumulated net investment income/(loss)	33

Net unrealized appreciation/(depreciation) on investments	(822)

Net Assets	$99,211

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,000

Net Asset Value (offering and redemption price per share)	$9.92

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2006(a)

AZL
First Trust
Target
Double Play
Fund

Investment Income:

Interest	$42

Total Investment Income	42

Expenses:

Manager fees	7

Administration fees	1

Distribution fees	3

Total expenses before reductions	11

Less expenses waived/reimbursed by the Manager	(2)

Net Expenses	9

Net Investment Income/(Loss)	33

Realized and Unrealized Gains/(Losses) on Investments:

Change in unrealized appreciation/depreciation on investments	(822)

Net Realized and Unrealized Gains/(Losses) on Investments	(822)

Change in Net Assets Resulting from Operations	$(789)

(a)	For the Period December 27, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL First Trust
Target Double
Play Fund

December 27, 2006
to December 31,
2006(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$33

Change in unrealized appreciation/depreciation on investments	(822)

Change in net assets resulting from operations	(789)

Capital Transactions:

Proceeds from shares issued	100,000

Change in net assets from capital transactions	100,000

Change in net assets	99,211

Net Assets:

Beginning of period	—

End of period	$99,211

Accumulated net investment income/(loss)	$33

Share Transactions:

Shares issued	10,000

Change in shares	10,000

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

December 27, 2006 to
December 31,
2006(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:

Net Investment Income/(Loss)	— *

Net Realized and Unrealized Gains/(Losses) on Investments	(0.08)

Total from Investment Activities	(0.08)

Net Asset Value, End of Period	$9.92

Total Return**(b)	(0.80)%

Ratios to Average Net Assets/ Supplemental Data:

Net Assets, End of Period ($000’s)	$99

Net Investment Income/(Loss)(c)	2.98%

Expenses Before Reductions***(c)	0.97%

Expenses Net of Reductions(c)	0.79%

Portfolio Turnover Rate(b)	0.00%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL First Trust Target Double Play Fund (the “Fund”), which commenced operations on December 27, 2006. The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time).

Investment Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and First Trust Advisors L.P. (“First Trust”), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit

AZL First Trust Target Double Play Fund	0.60%	0.79%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management free to 0.45% for the period ending April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made in subsequent years were as follows:

Expires
12/31/2009

AZL First Trust Target Double Play Fund	$— **

**	Amount less than $0.50.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2006

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee Meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL First Trust Target Double Play Fund	$96,980	$—

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2006

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

				Total
	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary Income	Earnings	Depreciation	Earnings

AZL First Trust Target Double Play Fund	$33	$33	$(822)	$(789)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL First Trust Target Double Play Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust. The Trust’s investment manager, Allianz Life Advisers, LLC (the “Manager”), is a manager of managers, and is therefore responsible for determining, in the first instance, which investment advisers to recommend for selection as subadvisers. The Manager is also responsible for monitoring the various subadvisers that have day-to-day responsibility for the decisions made for each of the Funds.

In evaluating the services provided by the Manager and the terms of the investment management agreement, the Trust’s Board of Trustees (the “Board” or the “Trustees”) receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. The TargetPLUS Equity Fund and the Target Double Play Fund (the “First Trust Funds”) will be offered only as investment options for variable annuity products, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within the variable products offered through the separate accounts of Allianz Life Insurance Company of North America and its subsidiary Allianz Life Insurance Company of New York.

The Manager has adopted policies and procedures to assist it in assessing each potential subadviser with expertise in particular asset classes and providing the Board with information related to its recommendation that a specific investment adviser be selected as a subadviser. The Board reviews and considers the recommendation and the information provided by the Manager in making its decision on the recommendation. After a subadviser has been selected, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. The Manager reports to the Board on its monitoring and evaluations at the Board’s regular quarterly meetings. Where warranted, the Manager will add a particular subadviser to a “watch” list that it maintains, or remove a subadviser from the list. Although the Manager may use data in its evaluation of subadvisers, there are no objective criteria for placing a subadviser on the watch list. Rather, the Manager exercises its judgment on the factors that should be considered in determining whether a subadviser is properly fulfilling its responsibilities. In addition to reviewing data in determining whether a subadviser is carrying out its responsibilities, the Manager and the Board also consider subjective factors, such as reputational and other risks to the Trust and its shareholders that engaging a particular subadviser might entail. In assessing the ability of the Manager and the subadviser (together, the “Advisory Organizations”) to perform their obligations, the Board considers whether there has occurred any circumstance or event that would constitute a reason for it not to approve an advisory or subadvisory contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), when the Manager proposes that the Trust add a new fund, or series, to its lineup of investment portfolios, the Board reviews and approves (1) the addition of the proposed fund and the advisory fee for the proposed fund to the Trust’s investment management agreement with the Manager (the “Advisory Agreement”) and (2) the investment advisory agreement with the subadviser recommended by the Manager for the proposed fund. The Board’s decision to approve these contracts reflects the exercise of it business judgment. During its review of these contracts, the Board considers many factors, including the proposed fund’s investment objectives; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of the owners of the underlying variable contracts as potential beneficial shareholders of the fund and their relative sophistication; the continuing state of competition in the mutual fund and variable product industries; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees for services to be provided to the proposed fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that will execute trades for the proposed fund, as well as advisory fees. The Board considered the fact that (1) the Manager and the Trust are parties to an Administrative Services Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services, including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliate of the Manager, is a registered securities broker-dealer and receives (along with its affiliates) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members (the “Independent Trustees”) are fully informed about all facts bearing on the adviser’s

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services and fees. The Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as an Advisory Organization’s investment philosophy, personnel, and processes; the short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds) of a similar fund managed by the recommended subadviser, and comments on the reasons for the performance; the proposed fund’s expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services to be provided to the proposed fund by the Advisory Organizations and their affiliates; compliance and audit reports, where available or relevant, concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits that the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

At an “in person” meeting held on November 29, 2006, the Board considered the recommendation of the Manager (1) to establish the First Trust Funds as new series or investment portfolios of the Trust and (2) to approve First Trust Advisors L.P. (“First Trust”) as the subadviser of the Funds. At that meeting, the Trustees unanimously approved the new subadvisory agreement with First Trust (the “Subadvisory Agreement”) and the Advisory Agreement (collectively, the “Agreements”). At the meeting, the Trustees reviewed materials furnished by the Manager pertaining to First Trust.

The Board, including a majority of the Independent Trustees, with the assistance of independent counsel to the Independent Trustees, considered whether to approve the Agreements in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the Funds. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, or First Trust. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the Agreements with experienced counsel who are independent of the Manager and received from such counsel an oral summary of the legal standards for consideration of the proposed approval. The independent (“disinterested”) Trustees also had the opportunity to discuss the proposed Agreements with such counsel in an executive session at which no representatives of the Manager were present. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board determined that the Agreements were reasonable and in the best interests of the First Trust Funds. The Board’s decision to approve the Agreements reflects the exercise of its business judgment on whether to approve new arrangements.

At an “in-person” meeting held on January 16, 2007, the Trustees approved a revised Subadvisory Agreement, which contained minor technical changes to the version approved on November 29, 2006.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Manager and First Trust. The Board noted that the Manager, subject to the control of the Board, will administer the First Trust Funds’ business and other affairs, and will be responsible for monitoring First Trust’s day-to-day management of the First Trust Funds’ investments.

The Board noted that the Manager will also provide the First Trust Funds with such administrative, compliance, and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the First Trust Funds) and executive and other personnel as will be necessary for the operation of the First Trust Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates, except for the Trust’s Chief Compliance Officer.

The Board considered the scope and quality of services provided by the Manager and the Trust’s various subadvisers, and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The

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Board recognized, for example, that the Manager and the Trust’s subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory developments. The Board recognized the capabilities and resources that the Manager dedicates to performing services on behalf of the Trust and the Funds. Having considered the quality of administrative and other services in the fourth quarter of 2006, including the Manager’s role in coordinating the activities of the Funds’ other service providers, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services expected to be provided to the First Trust Funds under the Advisory Agreement.

In deciding to approve First Trust as the Funds’ subadviser, the Board considered particularly the experience and track record of First Trust’s investment management personnel. The Board also noted First Trust’s investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Manager’s report, selecting First Trust as subadviser would likely benefit the First Trust Funds and their shareholders.

In reviewing the other various matters listed above, the Board concluded that First Trust was a recognized firm capable of competently managing the First Trust Funds; that the nature, extent, and quality of services that First Trust could provide were at a level at least equal to the services that could be provided by other possible subadvisers for the First Trust Funds; that the services contemplated by the Subadvisory Agreement are substantially similar to those provided under the subadvisory agreements with the Trust’s other subadvisers; that the Subadvisory Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that First Trust was staffed with a number of qualified personnel; and that the investment performance of First Trust was at least satisfactory.

(2) The investment performance of First Trust. The Board received information about the performance of the passive quantitative investment strategies that First Trust will use to manage the First Trust Funds. The performance information, which covered the quarter, year-to-date, and one-, two-, three-, four-, five-, and ten-year periods ended June 30, 2006, included (a) back tested gross returns, (b) back tested gross performance versus an appropriate benchmark, and (c) back tested gross performance relative to a peer group of comparable funds. The Board also received actual historical performance information for various time periods for accounts managed by First Trust using certain strategies that will be used in managing one or both of the First Trust Funds. On the basis of the information presented, the Board concluded that First Trust’s investment performance was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager, First Trust, and their respective affiliates from their relationships with the Fund. The Manager presented to the Board the proposed advisory fees for the First Trust Funds and information setting forth “contractual” advisory fees and “actual” advisory fees after taking expense caps into account. The Manager proposed to cap the expenses of the First Trust Funds. Based on the information provided, the “actual” advisory fees payable by the First Trust Funds are below the median level of advisory fees paid by generally comparable funds. The Board recognized the difficulty of comparing advisory fees because of the variations in services covered by the fees paid by other funds. The Board concluded that the advisory fees to be paid to the Manager by the First Trust Funds were not unreasonable.

The Manager also supplied information to the Board about total fund expenses, which include advisory fees, a 12b-1 fee of 25 basis points, and other expenses. After being capped by the Manager, the “total expense ratio” of the Funds will be below the median for generally comparable funds.

The Manager has committed to providing the First Trust Funds with a high quality of service and to working to reduce expenses over time, particularly as the First Trust Funds grow larger. Recognizing the information concerning profitability that the Manager had presented to the Board at meetings in the fourth quarter of 2006, the Board concluded therefore that the proposed expense ratios for the First Trust Funds were not unreasonable.

The Board reviewed the fee schedule in the Subadvisory Agreement and noted that the fee schedule was the result of arm’s-length negotiations between the Manager and First Trust. Based upon its review, the Board concluded that the fees proposed to be paid to First Trust were reasonable.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule for the First Trust Funds in the Advisory Agreement does not contain any “breakpoints” and that accordingly, the First Trust Funds and their shareholders will not benefit directly from the possibility that the Manager may realize certain economies of scale as the First Trust Funds grow larger. The Board noted that the fee schedule in the Subadvisory Agreement contains a “breakpoint” and that accordingly, the Manager would benefit in the event that the assets of either or both of the First Trust Funds exceed $250 million, at which time the Manager would retain a greater portion of the fees it receives under the Advisory Agreement for managing the First Trust Funds.

The Board noted that in the fund industry as a whole, as well as among funds similar to the First Trust Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are

19

economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different asset managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at a variety of asset levels. Having taken these factors into account, the Board concluded that the absence of breakpoints in the Advisory Agreement was acceptable.

The Board will receive quarterly reports on the level of assets in the First Trust Funds. It expects to consider whether or not to approve the renewal of the Agreements at a meeting to be held prior to December 31, 2007, and will consider (a) the extent to which economies of scale can be realized and (b) whether the advisory or subadvisory fees should be modified to reflect such economies of scale, if any.

20

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

21

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

22

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Franklin
Small Cap Value Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Franklin Small Cap Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Franklin Small Cap Value Fund and Franklin Advisory Services, LLC serves as Subadviser to the Fund.
What factors affected the fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Franklin Small Cap Value Fund gained 15.41% compared to a 23.48% return for its benchmark, the Russell 2000® Value Index1.
The Fund’s sub-adviser, Franklin Advisory Services, LLC, employs a bottom-up stock selection process and constructs the portfolio without regard to the benchmark. As result, the portfolio frequently contains sector and security allocations that are significantly different than those of the index.
The Fund’s investments in the consumer non-durables sector especially boosted its returns. Shares of a nutritional-supplements maker generated a strong gain, lifting both absolute returns. Likewise, the stock of a footwear retailer posted a considerable rally, boosting absolute gains. Two strong-performing steel stocks helped the Fund’s returns as well.*
The Fund also benefited from takeover activity during this period. Seven portfolio holdings were acquired during 2006—all at premiums to their market values.*
The Fund’s holdings in the energy minerals sector dragged on returns against the benchmark. That weakness came largely as the result of a significant decline in the shares of a particular coal producer, which suffered from softening coal prices. The consumer-durables stocks in the Fund’s portfolio also weighed on relative performance, as homebuilders and furniture makers reported weak results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 2000® Value Index measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Franklin Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in small capitalization companies. The Fund invests a significant portion of its assets in common stocks of companies with below average price-to-earnings ratios(1) relative to the market and their respective industry groups and, as a temporary defensive position, invests a portion of its assets in income producing securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/03)

AZLSM Franklin Small Cap Value Fund	15.41%	14.99%	20.00%

Russell 2000® Value Index	23.48%	16.48%	24.32	% †

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/03 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Franklin Small Cap Value Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Franklin Small Cap Value Fund	$1,000.00	$1,059.30	$5.45	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Franklin Small Cap Value Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Franklin Small Cap Value Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Franklin Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Airlines	0.9%

Automobiles	4.9

Banking/Financial Services	1.3

Chemicals	1.9

Computers	1.5

Construction	2.7

Electronics	5.4

Health Care	3.9

Household	3.0

Insurance	9.8

Manufacturing	22.4

Metals/Mining	6.5

Oil/Gas	5.6

Paper/Forest Products	1.2

Pharmaceuticals	0.7

Real Estate Investment Trusts	0.7

Retail/Wholesale	11.0

Services	2.1

Transportation	7.1

Travel/Entertainment	0.3

Utilities	2.0

Short-Term Investments	49.9

144.8%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (94.9%):

Airlines (0.9%):

140,000	SkyWest, Inc.^	$3,571,400

Automobiles (4.9%):

265,000	Monaco Coach Corp.^	3,752,400

177,300	Superior Industries International, Inc.^	3,416,571

140,000	Thor Industries, Inc.^	6,158,600

395,000	Wabash National Corp.^	5,964,500

		19,292,071

Banking/ Financial Services (1.3%):

60,900	Chemical Financial Corp.^	2,027,970

45,000	First Indiana Corp.^	1,141,200

65,000	Peoples Bancorp, Inc.^	1,930,500

		5,099,670

Chemicals (1.9%):

94,800	Cabot Corp.	4,130,436

105,000	Westlake Chemical Corp.^	3,294,900

		7,425,336

Computers (1.5%):

172,500	Avocent Corp.*^	5,839,125

Construction (2.7%):

21,400	Astec Industries, Inc.*^	751,140

45,000	M.D.C. Holdings, Inc.^	2,567,250

160,000	M/I Homes, Inc.^	6,110,400

41,000	Simpson Manufacturing Co., Inc.^	1,297,650

		10,726,440

Electronics (5.4%):

130,000	Brady Corp., Class A^	4,846,400

65,000	Gentex Corp.^	1,011,400

55,000	Mettler-Toledo International, Inc.*	4,336,750

147,000	Mine Safety Appliances Co.^	5,387,550

50,000	Nordson Corp.^	2,491,500

185,000	Sierra Pacific Resources*	3,113,550

		21,187,150

Health Care (3.9%):

140,000	Hillenbrand Industries, Inc.^	7,970,200

135,000	STERIS Corp.^	3,397,950

80,000	West Pharmaceutical Services, Inc.^	4,098,400

		15,466,550

Household (3.0%):

81,000	Ethan Allen Interiors, Inc.^	2,924,910

210,000	Hooker Furniture Corp.^	3,292,800

270,000	La-Z-Boy, Inc.^	3,204,900

159,700	Russ Berrie & Co., Inc.*^	2,467,365

		11,889,975

Insurance (9.8%):

30,000	American National Insurance Co.	3,423,300

156,100	Arthur J. Gallagher & Co.^	4,612,755

227,300	Aspen Insurance Holdings, Ltd.^	5,991,628

33,500	Erie Indemnity Co., Class A^	1,942,330

175,000	IPC Holdings, Ltd.^	5,503,750

58,700	Mercury General Corp.^	3,095,251

290,000	Montpelier Re Holdings, Ltd.^	5,396,900

76,900	Protective Life Corp.	3,652,750

55,000	RLI Corp.^	3,103,100

45,000	StanCorp Financial Group, Inc.	2,027,250

		38,749,014

Manufacturing (22.4%):

40,000	A.O. Smith Corp.^	1,502,400

103,975	American Woodmark Corp.^	4,351,354

272,000	Apogee Enterprises, Inc.^	5,252,320

54,000	AptarGroup, Inc.^	3,188,160

200	Baldor Electric Co.^	6,684

100,100	Bassett Furniture Industries, Inc.^	1,635,634

123,500	Bemis Co., Inc.^	4,196,530

114,800	Bowater, Inc.^	2,583,000

117,000	Briggs & Stratton Corp.^	3,153,150

35,000	Carlisle Cos., Inc.^	2,747,500

85,000	CIRCOR International, Inc.^	3,127,150

40,400	CNH Global NV^	1,102,920

213,000	Cohu, Inc.^	4,294,080

43,000	Genlyte Group, Inc.*	3,358,730

138,000	Graco, Inc.^	5,467,560

72,500	Kennametal, Inc.^	4,266,625

75,000	Lone Star Technologies, Inc.*	3,630,750

165,000	Mueller Industries, Inc.^	5,230,500

35,000	Powell Industries, Inc.*^	1,104,950

237,566	RPM International, Inc.^	4,962,754

65,000	Teleflex, Inc.	4,196,400

183,000	The Warnaco Group, Inc.*^	4,644,540

118,200	Universal Forest Products, Inc.^	5,510,484

95,000	Watts Water Technologies, Inc., Class A^	3,905,450

161,000	Winnebago Industries, Inc.^	5,298,510

		88,718,135

Metals/ Mining (6.5%):

85,600	Arch Coal, Inc.^	2,570,568

300,300	Gerdau Ameristeel Corp.^	2,678,676

220,400	Gibraltar Industries, Inc.^	5,181,604

140,000	Reliance Steel & Aluminum Co.^	5,513,200

260,000	Steel Dynamics, Inc.^	8,437,000

40,000	Timken Co.	1,167,200

		25,548,248

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued

Oil/ Gas (5.6%):

60,000	Atmos Energy Corp.	$1,914,600

40,000	Atwood Oceanics, Inc.*^	1,958,800

99,000	Energen Corp.^	4,647,060

95,600	Global Industries, Ltd.*	1,246,624

115,500	Helix Energy Solutions Group, Inc.*^	3,623,235

90,000	Oil States International, Inc.*^	2,900,700

67,500	Rowan Companies, Inc.^	2,241,000

50,000	Tidewater, Inc.^	2,418,000

24,700	Unit Corp.*^	1,196,715

		22,146,734

Paper/ Forest Products (1.2%):

173,100	Glatfelter^	2,683,050

160,000	Mercer International, Inc.*^	1,899,200

		4,582,250

Pharmaceuticals (0.7%):

37,000	Pharmaceutical Product Development, Inc.*	1,192,140

60,500	Watson Pharmaceuticals, Inc.*^	1,574,815

		2,766,955

Real Estate Investment Trusts (0.7%):

90,000	Arbor Realty Trust, Inc.^	2,708,100

Retail/ Wholesale (11.0%):

25,000	Bob Evans Farms, Inc.^	855,500

131,600	Brown Shoe Co., Inc.^	6,282,584

211,000	Casey’s General Stores, Inc.^	4,969,050

130,000	Christopher & Banks Corp.^	2,425,800

16,100	Dillard’s, Inc., Class A^	563,017

48,500	Gymboree Corp.*^	1,850,760

196,000	Hot Topic, Inc.*^	2,614,640

60,000	Men’s Wearhouse, Inc.^	2,295,600

232,900	Pier 1 Imports, Inc.^	1,385,755

178,000	Regis Corp.^	7,038,120

110,000	Timberland Co., Class A*^	3,473,800

275,000	Tuesday Morning Corp.^	4,276,250

265,000	West Marine, Inc.*^	4,576,550

20,000	Zale Corp.*^	564,200

		43,171,626

Services (2.1%):

160,000	ABM Industries, Inc.^	3,633,600

46,000	Dollar Thrifty Automotive Group, Inc.*^	2,098,060

42,800	EMCOR Group, Inc.*^	2,433,180

		8,164,840

Transportation (7.1%):

95,900	Bristow Group, Inc.*^	3,461,031

161,000	Genesee & Wyoming, Inc., Class A*^	4,224,640

304,800	J.B. Hunt Transport Services, Inc.	6,330,696

55,000	Kansas City Southern*^	1,593,900

105,000	OMI Corp.^	2,222,850

69,000	Overseas Shipholding Group, Inc.^	3,884,700

139,500	Teekay Shipping Corp.^	6,084,990

		27,802,807

Travel/ Entertainment (0.3%):

21,000	Aztar Corp.*^	1,142,820

300	Brunswick Corp.	9,570

		1,152,390

Utilities (2.0%):

98,000	Airgas, Inc.	3,970,960

138,000	Northeast Utilities, Inc.^	3,886,080

		7,857,040

Total Common Stocks (Cost $333,571,243)		373,865,856

Collateral for Securities on Loan (44.8%):

176,673,869	Northern Trust Liquid Institutional Asset Portfolio	176,673,869

Total Collateral for Securities on Loan (Cost $176,673,869)		176,673,869

Deposit Account (5.1%):

20,202,361	TNT Offshore Deposit Account	20,202,361

Total Deposit Account (Cost $20,202,361)		20,202,361

Total Investment Securities (Cost $530,447,473)(a)—144.8%		570,742,086
Net other assets (liabilities)—(44.8)%		(176,668,804)

Net Assets—100.0%		$394,073,282

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

(a)	Cost for federal income tax purposes is $530,480,602. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$56,737,923

Unrealized depreciation	(16,476,439)

Net unrealized appreciation	$40,261,484

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	92.6%

Bermuda	4.3%

Greece	2.1%

Canada	0.7%

Netherlands	0.3%

100.0%

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Franklin
Small Cap Value
Fund

Assets

Investment securities, at cost	$530,447,473

Investment securities, at value*	$570,742,086

Interest and dividends receivable	371,856

Receivable for capital shares issued	295,094

Prepaid expenses	5,235

Total Assets	571,414,271

Liabilities

Payable for investments purchased	266,889

Payable for capital shares redeemed	643

Payable for return of collateral received	176,673,869

Manager fees payable	253,966

Administration fees payable	16,133

Distribution fees payable	84,655

Administrative and compliance services fees payable	707

Other accrued liabilities	44,127

Total Liabilities	177,340,989

Net Assets	$394,073,282

Net Assets Consist of:

Capital	$337,791,612

Accumulated net investment income/(loss)	2,085,274

Net realized gains/(losses) on investment transactions	13,901,783

Net unrealized appreciation/(depreciation) on investments	40,294,613

Net Assets	$394,073,282

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,935,837

Net Asset Value (offering and redemption price per share)	$17.96

*	Includes securities on loan of $170,882,465.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Franklin
Small Cap Value
Fund

Investment Income:

Interest	$973,370

Dividends	4,350,879

Income from securities lending	416,415

Total Investment Income	5,740,664

Expenses:

Manager fees	2,509,042

Administration fees	182,772

Distribution fees	836,347

Audit fees	17,959

Administrative and compliance services fees	4,794

Custodian fees	25,126

Legal fees	25,682

Trustees’ fees	18,719

Other expenses	34,949

Total expenses	3,655,390

Net Investment Income/(Loss)	2,085,274

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	13,905,255

Change in unrealized appreciation/depreciation on investments	30,085,733

Net Realized and Unrealized Gains/(Losses) on Investments	43,990,988

Change in Net Assets Resulting from Operations	$46,076,262

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Franklin
	Small Cap Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$2,085,274	$932,976

Net realized gains/(losses) on investment transactions	13,905,255	18,699,897

Change in unrealized appreciation/depreciation on investments	30,085,733	(5,765,878)

Change in net assets resulting from operations:	46,076,262	13,866,995

Dividends to Shareholders:

From net investment income	(935,723)	(1,084,648)

From net realized gains	(18,703,369)	(1,540,111)

Change in net assets resulting from dividends to shareholders	(19,639,092)	(2,624,759)

Capital Transactions:

Proceeds from shares issued	142,672,658	137,992,550

Proceeds from dividends reinvested	19,639,092	2,624,759

Value of shares redeemed	(63,912,417)	(11,319,367)

Change due to capital contributions	98,399,333	129,297,942

Change in net assets	124,836,503	140,540,178

Net Assets:

Beginning of period	269,236,779	128,696,601

End of period	$394,073,282	$269,236,779

Accumulated net investment income/(loss)	$2,085,274	$935,723

Share Transactions:

Shares issued	8,082,510	8,609,543

Dividends reinvested	1,176,697	162,122

Shares redeemed	(3,604,823)	(725,431)

Change in shares	5,654,384	8,046,234

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,			May 1, 2003 to
				December 31,
	2006	2005	2004	2003(a)

Net Asset Value, Beginning of Period	$16.54	$15.63	$12.71	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.17	0.08 #	0.13	0.08

Net Realized and Unrealized Gains/(Losses) on Investments	2.29	1.02	2.80	2.75

Total from Investment Activities	2.46	1.10	2.93	2.83

Dividends to Shareholders From:

Net Investment Income	(0.05)	(0.08)	—	(0.08)

Net Realized Gains	(0.99)	(0.11)	(0.01)	(0.04)

Total Dividends	(1.04)	(0.19)	(0.01)	(0.12)

Net Asset Value, End of Period	$17.96	$16.54	$15.63	$12.71

Total Return*(b)	15.41%	7.03%	23.10%	28.38%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$394,073	$269,237	$128,697	$25,494

Net Investment Income/(Loss)(c)	0.62%	0.49%	1.68%	1.54%

Expenses Before Reductions**(c)	1.09%	1.15%	1.23%	1.60%

Expenses Net of Reductions(c)	1.09%	1.15%	1.23%	1.25%

Portfolio Turnover Rate(b)	14.71%	85.56%	21.14%	13.67%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

#	Average shares method used in calculation.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Franklin Small Cap Value Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit-worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Franklin Small Cap Value Fund	$176,673,869	$170,882,465

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Asset Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, Franklin Advisory Services, LLC (“Franklin”) and the Trust, Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Franklin Small Cap Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $14,793 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2006

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Franklin Small Cap Value Fund	$148,042,749	$45,008,025

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $11,228,453 related to ordinary income and $8,410,639 related to net long term capital gains and for the year ended December 31, 2005 were $2,011,686 related to ordinary income and $613,073 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

		Undistributed			Total
	Undistributed	Long Term	Accumulated	Unrealized	Accumulated
	Ordinary Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Franklin Small Cap Value Fund	$9,576,864	$6,443,322	$16,020,186	$40,261,484	$56,281,670

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Small Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had a net long term capital gains of $8,410,639.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which
19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees

21

focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length
Name, Address, and Age	FOF Trust	of Time Served

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name, Address, and Age	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Jennison
20/20 Focus Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Approval of Investment Advisory and Subadvisory Agreements	Page 17

Information about Trustees and Officers	Page 21

Other Information	Page 22
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Jennison 20/20 Focus Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Jennison 20/20 Focus Fund and Jennison Associates LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Jennison 20/20 Focus Fund gained 12.79% versus a 15.79% return for its benchmark, the S&P 500 Stock Index1.
This Fund’s subadviser, Jennison Associates, constructs a focused, blended portfolio by investing half of the Fund’s assets in 20 stocks chosen by a value portfolio manager, and the other half in 20 stocks chosen by a growth portfolio manager.*
The stock market posted a strong return for 2006, helping this Fund generate good absolute performance. Value stocks outperformed growth stocks, so the Fund’s value-oriented holdings contributed the most to its overall return. Financials led the growth sleeve’s absolute return, while positions in the information technology and industrials sectors detracted from the growth portion’s gains. Every sector in the value sleeve contributed to positive absolute returns, with the exception of information technology. Positions in the energy, materials, utilities and consumer staples sectors led the value allocation’s performance.*
The Fund’s growth allocation weighed on returns against the broad-market benchmark, primarily due to lagging performance in the information technology sector. Both stock selection and an overweight position in the sector dragged on the growth allocation’s relative returns. Stock selection and an overweight stake in health care also contributed to the Fund’s underperformance. Conversely, security selection in the financials and energy sectors boosted the growth sleeve’s returns.*
The value sleeve significantly outperformed the S&P 500 benchmark index. Stock selection in the materials, utilities, health care, consumer discretionary and industrials sectors contributed to those superior gains, as did an overweight position in energy. Both security selection and a relatively large position in consumer staples also boosted the value sleeve’s performance against the benchmark. The value sleeve’s information technology holdings dragged on relative returns, largely due to declines at a particular software stock. An underweight allocation to financials also weighed on the value allocation’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Standard & Poor’s 500 Stock Index (“S&P 500 Stock Index”) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM Jennison 20/20 Focus Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose prices will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(4/29/05)

AZLSM Jennison 20/20 Focus Fund	12.79%	21.96%

S&P 500 Stock Index	15.79%	15.17%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the S&P 500 Stock Index is calculated from 4/30/05 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Jennison 20/20 Focus Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Jennison 20/20 Focus Fund	$1,000.00	$1,116.10	$5.76	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Jennison 20/20 Focus Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Jennison 20/20 Focus Fund	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Jennison 20/20 Focus Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Banking/Financial Services	9.6%

Beverages	2.7

Chemicals	2.6

Computers	16.9

Electronics	4.1

Food	5.3

Healthcare	2.3

Insurance	5.5

Manufacturing	4.8

Oil/Gas	7.3

Pharmaceuticals	7.6

Retail/Wholesale	9.0

Services	2.6

Telecommunications	7.0

Travel/Entertainment	2.7

Utilities	5.0

Short-Term Investments	16.7

111.7%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (95.0%):

Banking/Financial Services (9.6%):

216,300	Bank of New York Co., Inc.	$8,515,731

39,000	Goldman Sachs Group, Inc.	7,774,650

108,000	Lazard, Ltd., Class A^	5,112,720

90,900	NYSE Group, Inc.*^	8,835,480

		30,238,581

Beverages (2.7%):

136,400	PepsiCo, Inc.	8,531,820

Chemicals (2.6%):

167,500	E. I. du Pont de Nemours and Co.	8,158,925

Computers (16.9%):

213,000	Adobe Systems, Inc.*	8,758,560

109,000	Apple Computer, Inc.*	9,247,560

122,000	Electronic Arts, Inc.*^	6,143,920

22,000	Google, Inc., Class A*	10,130,560

133,400	Hewlett-Packard Co.	5,494,746

270,300	Microsoft Corp.	8,071,158

41,800	Research In Motion, Ltd.*	5,341,204

		53,187,708

Electronics (4.1%):

310,200	Marvell Technology Group, Ltd.*^	5,952,738

340,100	Motorola, Inc.	6,992,456

		12,945,194

Food (5.3%):

185,500	Cadbury Schweppes plc, ADR^	7,963,515

319,100	ConAgra Foods, Inc.	8,615,700

		16,579,215

Health Care (2.3%):

87,900	Genentech, Inc.*	7,131,327

Insurance (5.5%):

239,800	American International Group, Inc.	17,184,068

Manufacturing (4.8%):

148,600	American Standard Cos., Inc.	6,813,310

182,100	Honeywell International, Inc.	8,238,204

		15,051,514

Oil/Gas (7.3%):

106,300	Baker Hughes, Inc.	7,936,358

159,900	Hess Corp.	7,926,243

88,800	Suncor Energy, Inc.^	7,007,208

		22,869,809

Pharmaceuticals (7.6%):

126,100	Gilead Sciences, Inc.*	8,187,673

121,800	Novartis AG, ADR^	6,996,192

98,300	Roche Holding AG, ADR	8,797,634

		23,981,499

Retail/Wholesale (9.0%):

350,100	Kroger Co.	8,076,807

229,200	Lowe’s Cos., Inc.	7,139,580

128,900	Wal-Mart Stores, Inc.	5,952,602

416,900	Xerox Corp.*	7,066,455

		28,235,444

Services (2.6%):

48,600	Career Education Corp.*	1,204,308

190,700	Waste Management, Inc.	7,012,039

		8,216,347

Telecommunications (7.0%):

138,600	ALLTEL Corp.	8,382,528

162,100	QUALCOMM, Inc.	6,125,759

404,400	Sprint Nextel Corp.	7,639,116

		22,147,403

Travel/Entertainment (2.7%):

250,200	Walt Disney Co.	8,574,354

Utilities (5.0%):

141,100	NRG Energy, Inc.*^	7,903,011

138,500	Sempra Energy	7,751,845

		15,654,856

Total Common Stocks (Cost $270,607,966)		298,688,064

Collateral for Securities on Loan (8.8%):

27,634,587	Northern Trust Liquid Institutional Asset Portfolio	27,634,587

Total Collateral for Securities on Loan (Cost $27,634,587)		27,634,587

Deposit Account (7.9%):

24,854,175	TNT Offshore Deposit Account	24,854,175

Total Deposit Account (Cost $24,854,175)		24,854,175

Total Investment Securities (Cost $323,096,728)(a)—111.7%		351,176,826
Net other assets (liabilities)—(11.7)%		(36,727,642)

Net Assets—100.0%		$314,449,184

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $323,369,340. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$30,934,561

Unrealized depreciation	(3,127,075)

Net unrealized appreciation	$27,807,486

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	85.4%

Switzerland	4.9%

Canada	3.8%

Bermuda	3.4%

United Kingdom	2.5%

100.0%

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Jennison
20/20 Focus
Fund

Assets

Investment securities, at cost	$323,096,728

Investment securities, at value*	$351,176,826

Interest and dividends receivable	290,646

Receivable for capital shares issued	355,648

Prepaid expenses	3,973

Total Assets	351,827,093

Liabilities

Payable for investments purchased	9,430,143

Payable for capital shares redeemed	679

Payable for return of collateral received	27,634,587

Manager fees payable	193,015

Administration fees payable	12,742

Distribution fees payable	65,901

Administrative and compliance services fees payable	1,373

Other accrued liabilities	39,469

Total Liabilities	37,377,909

Net Assets	$314,449,184

Net Assets Consist of:

Capital	$276,248,456

Accumulated net investment income/(loss)	670,135

Net realized gains/(losses) on securities transactions	9,450,495

Net unrealized appreciation/(depreciation) on investments	28,080,098

Net Assets	$314,449,184

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,582,709

Net Asset Value (offering and redemption price per share)	$13.92

*	Includes securities on loan of $26,899,858.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Jennison
20/20 Focus
Fund

Investment Income:

Interest	$299,864

Dividends	2,713,897

Income from securities lending	209,178

Total Investment Income	3,222,939

Expenses:

Manager fees	1,895,577

Administration fees	128,939

Distribution fees	592,367

Audit fees	20,644

Administrative and compliance services fees	4,241

Custodian fees	30,725

Legal fees	20,332

Trustees’ fees	14,417

Recoupment of prior expenses reimbursed by the Manager	9,926

Other expenses	18,236

Total expenses before reductions	2,735,404

Less expenses waived/reimbursed by the Manager	(105,697)

Less expenses paid indirectly	(76,903)

Net Expenses	2,552,804

Net Investment Income/(Loss)	670,135

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	9,723,107

Change in unrealized appreciation/depreciation on investments	18,123,051

Net Realized and Unrealized Gains/(Losses) on Investments	27,846,158

Change in Net Assets Resulting from Operations	$28,516,293

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Jennison
	20/20 Focus Fund

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$670,135	$117,437

Net realized gains/(losses) on investment transactions	9,723,107	(102,440)

Change in unrealized appreciation/depreciation on investments	18,123,051	9,957,047

Change in net assets resulting from operations	28,516,293	9,972,044

Dividends to Shareholders:

From net investment income	—	(135,000)

From net realized gains on investments	(164,256)	—

Change in net assets resulting from dividends to shareholders	(164,256)	(135,000)

Capital Transactions:

Proceeds from shares issued	190,236,859	137,077,952

Proceeds from dividends reinvested	164,256	135,000

Value of shares redeemed	(50,358,321)	(995,643)

Change in net assets from capital transactions	140,042,794	136,217,309

Change in net assets	168,394,831	146,054,353

Net Assets:

Beginning of period	146,054,353	—

End of period	$314,449,184	$146,054,353

Accumulated net investment income/(loss)	$670,135	$—

Share Transactions:

Shares issued	14,771,902	11,903,216

Dividends reinvested	12,894	10,931

Shares redeemed	(4,029,769)	(86,465)

Change in shares	10,755,027	11,827,682

(a)	For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005(a)

Net Asset Value, Beginning of Period	$12.35	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.03	0.01

Net Realized and Unrealized Gains/(Losses) on Investments	1.55	2.35

Total from Investment Activities	1.58	2.36

Dividends to Shareholders From:

Net Investment Income	—	(0.01)

Net Realized Gains	(0.01)	—

Total Dividends	(0.01)	(0.01)

Net Asset Value, End of Period	$13.92	$12.35

Total Return*(b)	12.79%	23.61%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$314,449	$146,054

Net Investment Income/(Loss)(c)	0.28%	0.28%

Expenses Before Reductions**(c)	1.15%	1.23%

Expenses Net of Reductions(c)	1.08%	1.20%

Expenses Net of Reductions(c)(d)	1.11%	N/A

Portfolio Turnover Rate(b)	129.27%	59.04%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Jennison 20/20 Focus Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2006

a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2006

which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Jennison 20/20 Focus Fund	$27,634,587	$26,899,858

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, Jennison Associates LLC, (the subadviser is also affiliated with Prudential Investment Management, Inc.), (“Jennison”) and the Trust, Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels. For the period January 1, 2006 through April 30, 2006 the fees were as follows: a flat rate of 0.80%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees for the period May 1, 2006 through April 30, 2008 as follows: the first $100 million at 0.80%, and over $100 million at 0.70%. The annual expense limit of the Fund was 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2006

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $10,749 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended, December 31, 2006, the Fund paid approximately $6,770 to affiliated broker/ dealers of the Manager on the execution of purchases and sales of the Fund’s portfolio investments.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2006

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Jennison 20/20 Focus Fund	$403,532,152	$295,554,597

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $164,256 related to ordinary income and, for the year ended December 31, 2005 were $135,000 related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed Net			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Jennison 20/20 Focus Fund	$3,290,923	$7,102,319	$10,393,242	$27,807,486	$38,200,728

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Jennison 20/20 Focus Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

17

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

18

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

19

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

20

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

21

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402- 1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Jennison
Growth Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Approval of Investment Advisory and Subadvisory Agreements	Page 17

Information about Trustees and Officers	Page 21

Other Information	Page 22
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Jennison Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Jennison Growth Fund and Jennison Associates LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, The AZLSM Jennison Growth Fund gained 1.57% total return compared to a 9.07% return for its benchmark, the Russell 1000® Growth Index1.
This Fund’s subadviser, Jennison Associates, seeks large-cap shares of companies that have strong sales growth as well as traits such as growth in units, revenues and cash flows, a defendable competitive position and proven management. The Fund’s portfolio managers also may invest in fast-growing mid-cap stocks. The Fund typically holds between 55 and 70 stocks.*
The types of large growth stocks in which this Fund invests generally produced solid gains, helping the Fund post a positive return for the period. Financials, consumer discretionary and industrials stocks were the largest positive contributors to the Fund’s absolute returns, while stocks in the consumer staples, information technology and health care sectors declined.*
Security selection in the financials and energy sectors helped the Fund post a positive return. The Fund’s stake in financials benefited from strong returns from holdings in the capital-markets industry. Shares of an oil-services firm and an integrated energy company also helped the Fund outperform the benchmark in the energy sector.*
Stock selection generally detracted from the Fund’s performance. The negative selection effect was especially strong in the information technology sector, where a number of Fund holdings suffered from the impact of weaker-than-expected demand and concerns about options backdating. Particular stocks in the health care and consumer discretionary sectors also weighed on relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Jennison Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose price will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(4/29/05)

AZLSM Jennison Growth Fund	1.5%	13.00%

Russell 1000® Growth Index	9.07%	12.69%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index, an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/05 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Jennison Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Jennison Growth Fund	$1,000.00	$1,087.80	$6.26	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Jennison Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Jennison Growth Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Jennison Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	3.2%

Agricultural Chemicals	0.8

Banking/Financial Services	11.0

Beverages	2.7

Computers	23.2

Electronics	3.8

Health Care	10.0

Household	1.8

Insurance	4.9

Manufacturing	2.2

Media	1.5

Oil/Gas	3.3

Pharmaceuticals	8.9

Restaurants	1.4

Retail/Wholesale	8.9

Telecommunications	4.3

Travel/Entertainment	5.1

Short-Term Investments	8.8

105.8%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (97.0%):

Aerospace/ Defense (3.2%):

11,400	Boeing Co.	$1,012,776

9,400	United Technologies Corp.	587,688

		1,600,464

Agricultural Chemicals (0.8%):

7,600	Monsanto Co.	399,228

Banking/ Financial Services (11.0%):

11,200	American Express Co.	679,504

38,000	Charles Schwab Corp.	734,920

4,400	Goldman Sachs Group, Inc.	877,140

3,700	IntercontinentalExchange, Inc.*	399,230

6,800	Merrill Lynch & Co., Inc.	633,080

8,800	NYSE Group, Inc.*^	855,360

19,800	UBS AG	1,194,534

		5,373,768

Beverages (2.7%):

21,100	PepsiCo, Inc.	1,319,805

Computers (23.2%):

36,600	Adobe Systems, Inc.*	1,504,992

15,000	Apple Computer, Inc.*	1,272,600

57,400	Cisco Systems, Inc.*	1,568,742

12,500	Electronic Arts, Inc.*	629,500

4,300	Google, Inc., Class A*	1,980,064

14,100	Hewlett-Packard Co.	580,779

9,200	Infosys Technologies, Ltd., ADR^	501,952

58,200	Microsoft Corp.	1,737,852

6,800	Research In Motion, Ltd.*	868,904

14,200	SAP AG, ADR^	754,020

		11,399,405

Electronics (3.8%):

22,100	Broadcom Corp., Class A*	714,051

43,600	Marvell Technology Group, Ltd.*	836,684

16,900	Motorola, Inc.	347,464

		1,898,199

Health Care (10.0%):

16,600	Abbott Laboratories	808,586

8,600	Alcon, Inc.	961,222

6,900	Amgen, Inc.*	471,339

2,600	Baxter International, Inc.	120,614

12,700	Genentech, Inc.*	1,030,351

24,900	St. Jude Medical, Inc.*	910,344

11,800	UnitedHealth Group, Inc.	634,014

		4,936,470

Household (1.8%):

13,740	Procter & Gamble Co.	883,070

Insurance (4.9%):

21,700	American International Group, Inc.	1,555,022

11,300	WellPoint, Inc.*	889,197

		2,444,219

Manufacturing (2.2%):

29,700	General Electric Co.	1,105,137

Media (1.5%):

34,200	News Corp., Class A	734,616

Oil/ Gas (3.3%):

10,500	Occidental Petroleum Corp.	512,715

7,900	Schlumberger, Ltd.	498,964

7,900	Suncor Energy, Inc.	623,389

		1,635,068

Pharmaceuticals (8.9%):

21,000	Gilead Sciences, Inc.*	1,363,530

17,100	Novartis AG, ADR	982,224

16,100	Roche Holding AG, ADR	1,440,915

12,200	Wyeth	621,224

		4,407,893

Restaurants (1.4%):

1,800	Chipotle Mexican Grill, Inc., Class A*^	102,600

17,300	Starbucks Corp.*	612,766

		715,366

Retail/ Wholesale (8.9%):

24,000	Coach, Inc.*	1,031,040

14,000	Federated Department Stores, Inc.	533,820

4,300	Kohl’s Corp.*	294,249

19,100	Lowe’s Cos., Inc.	594,965

6,600	NIKE, Inc., Class B	653,598

13,000	Target Corp.	741,650

9,800	Whole Foods Market, Inc.^	459,914

2,800	Williams-Sonoma, Inc.^	88,032

		4,397,268

Telecommunications (4.3%):

15,400	Corning, Inc.*	288,134

10,000	NII Holdings, Inc.	644,400

31,000	QUALCOMM, Inc.	1,171,490

		2,104,024

Travel/ Entertainment (5.1%):

4,600	International Game Technology	212,520

16,800	Marriott International, Inc., Class A	801,696

44,400	Walt Disney Co.	1,521,588

		2,535,804

Total Common Stocks (Cost $43,062,387)		47,889,804

Collateral for Securities on Loan (5.7%):

2,831,257	Northern Trust Liquid Institutional Asset Portfolio	2,831,257

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Collateral for Securities on Loan, continued
Total Collateral for Securities on Loan (Cost $2,831,257)		$2,831,257

Deposit Account (3.1%):

1,510,773	TNT Offshore Deposit Account	1,510,773

Total Deposit Account (Cost $1,510,773)		1,510,773

Total Investment Securities (Cost $47,404,417)(a)—105.8%		52,231,834
Net other assets (liabilities)—(5.8)%		(2,848,275)

Net Assets—100.0%		$49,383,559

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All of a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $47,454,859. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,892,133

Unrealized depreciation	(1,115,158)

Net unrealized appreciation	$4,776,975

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	82.5%

Switzerland	9.3%

Canada	3.0%

Bermuda	1.7%

Germany	1.5%

India	1.0%

Netherlands Antilles	1.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Jennison
Growth Fund

Assets

Investment securities, at cost	$47,404,417

Investment securities, at value*	$52,231,834

Interest and dividends receivable	45,557

Receivable for capital shares issued	69,183

Receivable for investments sold	25,586

Prepaid expenses	669

Total Assets	52,372,829

Liabilities

Payable for investments purchased	105,503

Payable for capital shares redeemed	80

Payable for return of collateral received	2,831,257

Manager fees payable	32,343

Administration fees payable	2,010

Distribution fees payable	10,399

Administrative and compliance services fees payable	217

Other accrued liabilities	7,461

Total Liabilities	2,989,270

Net Assets	$49,383,559

Net Assets Consist of:

Capital	$46,960,764

Net realized gains/(losses) on investment transactions	(2,404,622)

Net unrealized appreciation/(depreciation) on investments	4,827,417

Net Assets	$49,383,559

Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,025,308

Net Asset Value (offering and redemption price per share)	$12.27

*	Includes securities on loan of $2,761,878.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Jennison
Growth Fund

Investment Income:

Interest	$41,758

Dividends	358,759

Income from securities lending	25,019

Total Investment Income	425,536

Expenses:

Manager fees	355,313

Administration fees	24,359

Distribution fees	111,035

Audit fees	3,379

Administrative and compliance services fees	757

Custodian fees	21,332

Legal fees	3,556

Trustees’ fees	2,623

Recoupment of prior expenses reimbursed by the Manager	1,361

Other expenses	6,841

Total expenses before reductions	530,556

Less expenses paid indirectly	(7,980)

Net Expenses	522,576

Net Investment Income/(Loss)	(97,040)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	(2,265,885)

Change in unrealized appreciation/depreciation on investments	2,669,510

Net Realized and Unrealized Gains/(Losses) on Investments	403,625

Change in Net Assets Resulting from Operations	$306,585

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Jennison
	Growth Fund

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$(97,040)	$(45,398)

Net realized gains/(losses) on investment transactions	(2,265,885)	(138,737)

Change in unrealized appreciation/depreciation on investments	2,669,510	2,157,907

Change in net assets resulting from operations	306,585	1,973,772

Capital Transactions:

Proceeds from shares issued	31,883,412	35,259,465

Value of shares redeemed	(19,383,536)	(656,139)

Change in net assets from capital transactions	12,499,876	34,603,326

Change in net assets	12,806,461	36,577,098

Net Assets:

Beginning of period	36,577,098	—

End of period	$49,383,559	$36,577,098

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	2,666,801	3,084,615

Shares redeemed	(1,669,270)	(56,838)

Change in shares	997,531	3,027,777

(a)	For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005(a)

Net Asset Value, Beginning of Period	$12.08	$10.00

Investment Activities:

Net Investment Income/(Loss)	(0.02)	(0.01)

Net Realized and Unrealized Gains/(Losses) on Investments	0.21	2.09

Total from Investment Activities	0.19	2.08

Net Asset Value, End of Period	$12.27	$12.08

Total Return*(b)	1.57%	20.80%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$49,384	$36,577

Net Investment Income/(Loss)(c)	(0.22)%	(0.45)%

Expenses Before Reductions**(c)	1.19%	1.29%

Expenses Net of Reductions(c)	1.18%	1.20%

Expenses Net of Reductions(c)(d)	1.19%	N/A

Portfolio Turnover Rate(b)	88.02%	24.31%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Jennison Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value	Value of
	of Collateral	Loaned Securities

AZL Jennison Growth Fund	$2,831,257	$2,761,878

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with the Manager, Jennison Associates LLC, (the subadviser is also affiliated with Prudential Investment Management, Inc.), (“Jennison”) and the Trust, Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Jennison Growth Fund	0.80%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2008

AZL Jennison Growth Fund	$7,086

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $2,106 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s is CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

For the year ended December 31, 2006, the Fund paid approximately $160 to affiliated broker/ dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Jennison Growth Fund	$50,823,728	$38,193,694

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2013	12/31/2014

AZL Jennison Growth Fund	$88,295	$2,195,695

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $70,190 of deferred past October capital at currency losses which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

			Total
	Accumulated Capital	Unrealized	Accumulated
	and Other Losses	Appreciation(a)	Earnings

AZL Jennison Growth Fund	$(2,354,180)	$4,776,975	$2,422,795

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Jennison Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

17

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

18

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three- year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

19

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

20

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

21

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402- 1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Legg Mason
Growth Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 6

Statement of Operations	Page 7

Statements of Changes in Net Assets	Page 8

Financial Highlights	Page 9

Notes to the Financial Statements	Page 10

Report of Independent Registered Public Accounting Firm	Page 15

Other Federal Income Tax Information	Page 16

Approval of Investment Advisory and Subadvisory Agreements	Page 17

Information about Trustees and Officers	Page 21

Other Information	Page 22
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Legg Mason Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Legg Mason Growth Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Legg Mason Growth Fund gained 0.70%. In comparison the Russell 1000® Growth Index1, the Fund’s benchmark, produced a 9.07% total return for the period.
This Fund’s subadviser seeks out shares of firms that offer compelling growth prospects, and attempts to buy them when they trade at discounts to the value of the underlying businesses’ future cash flows. The portfolio manager invest a significant amount of the Fund’s assets in each stock, typically building a portfolio of between 20 and 30 securities.*
Solid performance from growth stocks helped the Fund post a positive absolute return. The Fund’s return trailed that of its benchmark index, however. That weak relative performance stemmed primarily from a substantially overweight position in consumer discretionary stocks. The subadviser held an average of more than 45% of the Fund’s assets in stocks in the consumer discretionary sector, compared to less than 19% for the benchmark. In particular, the Fund held large positions in several Internet commerce stocks, which offered the combination of strong growth potential and discounted valuations that the subadviser seeks. Those stocks performed very poorly early in the year. Several of them rebounded late in 2006, but their late gains generally did not offset their earlier losses.*
A lack of exposure to the energy sector also hurt the Fund’s performance relative to its benchmark. Energy stocks did not meet the subadviser’s investment criteria, but they posted strong returns for the period as a whole. Likewise, zero weightings in basic materials and utilities stocks, which typically do not offer the growth this Fund seeks, weighed on relative performance during 2006. Particular health care stocks also dragged on returns versus the benchmark due to company-specific issues.*
The Fund’s overweight position in financials stocks boosted relative returns, as did stock selection in that sector. Surging shares of a large investment bank especially added to performance, while shares of two diversified financial firms boosted the Fund’s returns as well.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Growth Index measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Legg Mason Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek maximum long-term capital appreciation with minimum long-term risk to principal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in common stock securities of companies that are, in the Subadvisers opinion, undervalued at the time of purchase.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/02)

AZLSM Legg Mason Growth Fund	0.70%	6.52%	5.02%

Russell 1000® Growth Index	9.07%	6.87%	5.37%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the ALZ Legg Mason Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Legg Mason Growth Fund	$1,000.00	$1,100.60	$6.78	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Legg Mason Growth Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Legg Mason Growth Fund	$1,000.00	$1,018.75	$6.51	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Legg Mason Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Banking/Financial Services	12.7%

Computers	23.7

E-Commerce	18.9

Electronics	2.3

Health Care	6.5

Insurance	5.0

Manufacturing	6.9

Media	2.4

Retail/Wholesaler	5.5

Services	4.3

Telecommunications	10.3

Short-Term Investments	11.9

110.4%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.5%):

Banking & Financial Services (12.7%):

85,900	Citigroup, Inc.	$4,784,630

122,500	Countrywide Financial Corp.	5,200,125

11,200	Goldman Sachs Group, Inc.	2,232,720

		12,217,475

Computers (23.7%):

92,900	Cisco Systems, Inc.*	2,538,957

177,100	Dell, Inc.*	4,443,439

77,500	Electronic Arts, Inc.*	3,902,900

11,250	Google, Inc., Class A*	5,180,400

262,400	Yahoo!, Inc.*	6,701,696

		22,767,392

E-Commerce (18.9%):

171,600	Amazon.com, Inc.*^	6,771,336

166,600	eBay, Inc.*	5,009,662

116,200	Expedia, Inc.*^	2,437,876

106,900	IAC/InterActiveCorp*	3,972,404

		18,191,278

Electronics (2.3%):

77,600	Texas Instruments, Inc.	2,234,880

Health Care (6.5%):

101,900	Aetna, Inc.	4,400,042

107,800	Boston Scientific Corp.*	1,852,004

		6,252,046

Insurance (5.0%):

67,000	American International Group, Inc.	4,801,220

Manufacturing (6.9%):

31,500	Caterpillar, Inc.	1,931,895

127,400	General Electric Co.	4,740,554

		6,672,449

Media (2.4%):

159,900	XM Satellite Radio Holdings, Inc., Class A*^	2,310,555

Retail/Wholesale (5.5%):

72,600	Home Depot, Inc.	2,915,616

24,400	Nike, Inc., Class B^	2,416,332

		5,331,948

Services (4.3%):

62,100	Accenture, Ltd., Class A^	2,293,353

17,000	FedEx Corp.	1,846,540

		4,139,893

Telecommunications (10.3%):

255,700	Nokia Oyj Corp., ADR^	5,195,824

125,500	QUALCOMM, Inc.	4,742,645

		9,938,469

Total Common Stocks (Cost $87,234,842)		94,857,605

Collateral for Securities on Loan (9.1%):

8,802,753	Northern Trust Liquid Institutional Asset Portfolio	8,802,753

Total Collateral for Securities on Loan (Cost $8,802,753)		8,802,753

Deposit Account (2.8%):

2,725,616	NTRS London Deposit Account	2,725,616

Total Deposit Account (Cost $2,725,616)		2,725,616

Total Investment Securities (Cost $98,763,211)(a)—110.4%		106,385,974
Net other assets (liabilities)—(10.4)%		(9,990,368)

Net Assets—100.0%		$96,395,606

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt

(a)	Cost for federal income tax purposes is $99,018,233. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$13,045,762

Unrealized depreciation	(5,678,021)

Net unrealized appreciation	$7,367,741

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United states	92.3%

Finland	5.3%

Bermuda	2.4%

100.0%

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Legg Mason
Growth Fund

Assets

Investment securities, at cost	$98,763,211

Investment securities, at value*	$106,385,974

Interest and dividends receivable	68,413

Prepaid expenses	1,292

Total Assets	106,455,679

Liabilities

Payable for capital shares redeemed	1,145,224

Payable for return of collateral received	8,802,753

Manager fees payable	78,774

Administration fees payable	4,087

Distribution fees payable	20,694

Administrative and compliance services fees payable	814

Other accrued liabilities	7,727

Total Liabilities	10,060,073

Net Assets	$96,395,606

Net Assets Consist of:

Capital	$86,489,142

Net realized gains/(losses) on investment transactions	2,283,701

Net unrealized appreciation/(depreciation) on investments	7,622,763

Net Assets	$96,395,606

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,070,855

Net Asset Value (offering and redemption price per share)	$11.94

*	Includes securities on loan of $8,473,517.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Legg Mason
Growth Fund

Investment Income:

Interest	$89,609

Dividends	739,961

Income from securities lending	10,684

Total Investment Income	840,254

Expenses:

Manager fees	741,987

Administration fees	48,009

Distribution fees	218,231

Audit fees	12,934

Administrative and compliance services fees	1,885

Custodian fees	7,799

Legal fees	8,730

Trustees’ fees	6,833

Recoupment of prior expenses reimbursed by the Manager	93,510

Other expenses	11,737

Total expenses before reductions	1,151,655

Less expenses voluntarily waived/reimbursed by the Manager	(29,351)

Less expenses paid indirectly	(7,013)

Net Expenses	1,115,291

Net Investment Income/(Loss)	(275,037)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	2,662,085

Change in unrealized appreciation/depreciation on investments	(1,437,054)

Net Realized and Unrealized Gains/(Losses) on Investments	1,225,031

Change in Net Assets Resulting from Operations	$949,994

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL
	Legg Mason
	Growth Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(275,037)	$(275,927)

Net realized gains/(losses) on investment transactions	2,662,085	3,771,955

Change in unrealized appreciation/depreciation on investments	(1,437,054)	2,625,896

Change in net assets resulting from operations	949,994	6,121,924

Dividends to Shareholders:

From net realized gains on investments	(3,341,959)	(705,273)

Change in net assets resulting from dividends to shareholders	(3,341,959)	(705,273)

Capital Transactions:

Proceeds from shares issued	34,811,099	32,831,543

Proceeds from dividends reinvested	3,341,959	705,273

Value of shares redeemed	(18,944,738)	(8,729,152)

Change in net assets from capital transactions	19,208,320	24,807,664

Change in net assets	16,816,355	30,224,315

Net Assets:

Beginning of period	79,579,251	49,354,936

End of period	$96,395,606	$79,579,251

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	2,944,823	2,776,857

Dividends reinvested	308,299	60,177

Shares redeemed	(1,633,339)	(775,615)

Change in shares	1,619,783	2,061,419

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,				May 1, 2002 to
					December 31,
	2006	2005	2004	2003	2002(a)

Net Asset Value, Beginning of Period	$12.34	$11.24	$10.40	$7.62	$10.00

Investment Activities:

Net Investment Income/(Loss)	(0.03)	(0.04)	(0.05)	(0.03)	(0.02)

Net Realized and Unrealized Gains/(Losses) on Investments	0.07	1.28	0.89	2.81	(2.36)

Total from Investment Activities	0.04	1.24	0.84	2.78	(2.38)

Dividends to Shareholders From:

Net Realized Gains	(0.44)	(0.14)	—	—	—

Total Dividends	(0.44)	(0.14)	—	—	—

Net Asset Value, End of Period	$11.94	$12.34	$11.24	$10.40	$7.62

Total Return*(b)	0.70%	11.06%	8.08%	36.48%	(23.80)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$96,396	$79,579	$49,355	$30,276	$6,131

Net Investment Income/(Loss)(c)	(0.32)%	(0.50)%	(0.51)%	(0.55)%	(0.51)%

Expenses Before Reductions**(c)	1.32%	1.30%	1.35%	1.63%	3.78%

Expenses Net of Reductions(c)	1.28%	1.30%	1.27%	1.20%	1.20%

Expenses Net of Reductions(c)(d)	1.29%	1.30%	N/A	N/A	N/A

Portfolio Turnover Rate(b)	39.53%	106.33%	138.77%	139.34%	133.17%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Legg Mason Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Legg Mason Growth Fund	$8,802,753	$8,473,517

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, Legg Mason Capital Management, Inc. (“Legg Mason”) and the Trust, Legg Mason provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit

AZL Legg Mason Growth Fund	0.85%	1.30%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees to 0.80% for the period May 1, 2006 through April 30, 2008.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $5,415 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Legg Mason Growth Fund	$49,723,993	$33,657,023

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $1,758,218 related to ordinary income and $1,583,741 related to net long term capital gains and for the year ended December 31, 2005 were $705,273 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Legg Mason Growth Fund	$269,044	$2,269,679	$2,538,723	$7,367,741	$9,906,464

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Legg Mason Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $1,583,741.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes; including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

17

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

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with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

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Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

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Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

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Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Legg Mason
Value Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Legg Mason Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Legg Mason Value Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006 the AZLSM Legg Mason Value Fund gained 6.71%, compared to a 15.79% and 15.46% return for its benchmarks, the S&P 500 Stock Index1 and the Russell 1000® Index1. The stock market produced gains during this period, helping this Fund and its benchmarks generate healthy returns.
This Fund’s subadviser seeks out stocks that it believes trade at large discounts to the value of the underlying businesses’ future cash flows. The portfolio manager then invest a significant amount of the Fund’s assets in each stock, typically building a portfolio comprised of between 30 and 50 securities. Legg Mason generally holds stocks for between three and five years, resulting in very low turnover.*
The stock market as a whole posted strong gains during 2006, helping this Fund generate a positive absolute return. The Fund trailed its benchmark, however, largely because of an overweight position in under-performing consumer discretionary stocks. In particular, the subadviser held shares of several consumer-oriented internet companies that suffered poor returns during the first half of the year. Those stocks generally rebounded during the second half of 2006, but weighed on the Fund’s relative return for the year as a whole.*
Company-specific issues in the health care sector also dragged down the Fund’s performance versus its benchmark. Certain managed-care stocks especially hurt relative performance, in part because of investor concerns about stock-options backdating. The Fund held no assets in energy stocks during 2006, because energy shares did not meet the subadviser’s strict valuation criteria. Energy shares posted strong returns for the year as a whole, so the Fund’s lack of exposure to energy weighed on relative returns.*
Performance benefited from a utilities stock that the subadviser first bought in 2001. The company has since improved its balance sheet and free cash flow, and its stock surged in 2006 as a result. That stock represented the Fund’s only utilities holding, but a sizable position in it caused the Fund to hold a slightly overweight stake in the utilities sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Standard & Poor’s 500 Stock Index (“S&P 500 Stock Index”) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Legg Mason Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in securities that, in the Subadviser’s opinion, offer the potential for capital growth.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM Legg Mason Value Fund	6.71%	9.30%	5.92%	6.08%

S&P 500 Stock Index	15.79%	10.44%	6.19%	7.22%†

Russell 1000® Index	15.46%	10.98%	6.82%	7.91%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Standard & Poor’s 500 Stock Index (“S&P 500 Stock Index”) and the Russell 1000® Index. The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Index measures the performance of the 1,000 largest companies found in the Russell universe, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the S&P 500 Stock Index and the Russell 1000® Index are calculated from 11/1/01 which is the closest available date for the Indices’ performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Legg Mason Value Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Legg Mason Value Fund	$1,000.00	$1,119.10	$5.72	1.07%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Legg Mason Value Fund and other funds. To do so, compare this 5% hyphothetical example with the 5% hyphothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Legg Mason Value Fund	$1,000.00	$1,019.81	$5.45	1.07%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Legg Mason Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Automobiles	0.1%

Banking/Financial Services	12.2

Computers	18.2

Construction	2.7

E-Commerce	11.9

Health Care	11.8

Insurance	2.3

Manufacturing	11.4

Media	6.6

Retail/Wholesale	7.3

Telecommunications	9.0

Utilities	5.4

Short-Term Investments	6.8

105.7%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.9%):

Automobiles (0.1%):

9,200	General Motors Corp.^	$282,624

Banking & Financial Services (12.2%):

86,500	Capital One Financial Corp.	6,644,930

204,400	Citigroup, Inc.^	11,385,080

331,200	Countrywide Financial Corp.^	14,059,440

368,200	JPMorgan Chase & Co.^	17,784,060

		49,873,510

Computers (18.2%):

188,000	CA, Inc.^	4,258,200

234,800	Cisco Systems, Inc.*	6,417,084

264,700	Dell, Inc.*	6,641,323

128,900	Electronic Arts, Inc.*^	6,491,404

39,100	Google, Inc., Class A*^	18,004,768

166,800	Hewlett-Packard Co.	6,870,492

58,800	International Business Machines Corp.	5,712,420

244,800	Seagate Technology^	6,487,200

49,300	Symantec Corp.*	1,027,905

483,100	Yahoo!, Inc.*^	12,338,374

		74,249,170

Construction (2.7%):

37,400	Beazer Homes USA, Inc.^	1,758,174

205,900	Pulte Homes, Inc.^	6,819,408

40,900	Ryland Group, Inc.^	2,233,958

		10,811,540

E-Commerce (11.9%):

460,600	Amazon.com, Inc.*^	18,175,276

350,900	eBay, Inc.*	10,551,563

372,700	Expedia, Inc.*^	7,819,246

324,900	IAC/ InterActiveCorp*^	12,073,284

		48,619,369

Health Care (11.8%):

317,500	Aetna, Inc.	13,709,650

150,300	Health Net, Inc.*^	7,313,598

30,500	Humana, Inc.*	1,686,955

253,100	Pfizer, Inc.^	6,555,290

350,300	UnitedHealth Group, Inc.^	18,821,619

		48,087,112

Insurance (2.3%):

130,500	American International Group, Inc.	9,351,630

Manufacturing (11.4%):

118,800	Centex Corp.^	6,684,876

415,800	Eastman Kodak Co.^	10,727,640

155,700	General Electric Co.	5,793,597

76,900	Masco Corp.^	2,297,003

685,900	Tyco International, Ltd.^	20,851,360

		46,354,476

Media (6.6%):

517,400	DIRECTV Group, Inc.*	12,903,956

456,500	Time Warner, Inc.^	9,942,570

287,300	WPP Group plc	3,890,063

		26,736,589

Retail/ Wholesale (7.3%):

234,500	Home Depot, Inc.^	9,417,520

40,800	Nike, Inc., Class B	4,040,424

96,100	Sears Holdings Corp.*^	16,138,073

		29,596,017

Telecommunications (9.0%):

1,959,900	Qwest Communications International, Inc.*^	16,404,363

1,077,500	Sprint Nextel Corp.	20,353,975

		36,758,338

Utilities (5.4%):

928,800	AES Corp.*	20,470,752

47,000	Waste Management, Inc.	1,728,190

		22,198,942

Total Common Stocks (Cost $352,096,738)		402,919,317

Collateral for Securities on Loan (5.1%):

20,883,453	Northern Trust Liquid Institutional Asset Portfolio	20,883,453

Total Collateral for Securities on Loan (Cost $20,883,453)		20,883,453

Deposit Account (1.7%):

6,740,808	NTRS London Deposit Account	6,740,808

Total Deposit Account (Cost $6,740,808)		6,740,808

Total Investment Securities (Cost $379,720,999)(a)—105.7%		430,543,578
Net other assets (liabilities)—(5.7)%		(23,097,636)

Net Assets—100.0%		$407,445,942

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

(a)	Cost for federal income tax purposes is $379,752,518. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$65,871,271

Unrealized depreciation	(15,080,211)

Net unrealized appreciation	$50,791,060

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	92.3%

Bermuda	5.1%

Cayman Islands	1.6%

United Kingdom	1.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Legg Mason
Value Fund

Assets

Investments, at cost	$379,720,999

Investments, at value*	$430,543,578

Foreign currency, at value (cost $16,100)	16,179

Interest and dividends receivable	169,459

Receivable for capital shares issued	270,479

Receivable for investments sold	189,450

Prepaid expenses	5,186

Total Assets	431,194,331

Liabilities

Payable for investments purchased	2,379,939

Payable for capital shares redeemed	70,840

Payable for return of collateral received	20,883,453

Manager fees payable	256,146

Administration fees payable	16,163

Distribution fees payable	85,382

Administration and compliance service fees payable	226

Other accrued liabilities	56,240

Total Liabilities	23,748,389

Net Assets	$407,445,942

Net Assets Consist of:

Capital	$351,979,642

Accumulated net investment income/(loss)	(2,605)

Net realized gains/(losses) on investment transactions	4,646,280

Net unrealized appreciation/(depreciation) on investments	50,822,625

Net Assets	$407,445,942

Shares of beneficial interest (unlimited number of shares authorized, no par value)	31,162,986

Net Asset Value (offering and redemption price per share)	$13.07

*	Includes securities on loan of $20,439,462.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Legg Mason
Value Fund

Investment Income:

Interest	$200,007

Dividends	2,708,100

Income from securities lending	15,767

Total Investment Income	2,923,874

Expenses:

Manager fees	2,505,880

Administration fees	182,476

Distribution fees	835,293

Audit fees	13,139

Administrative and compliance services fees	4,320

Custodian fees	41,288

Legal fees	24,621

Trustees’ fees	17,400

Recoupment of prior expenses reimbursed by the Manager	49,392

Other expenses	18,643

Total expenses before reductions	3,692,452

Less expenses paid indirectly	(32,456)

Net Expenses	3,659,996

Net Investment Income/(Loss)	(736,122)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	4,880,195

Change in unrealized appreciation/depreciation on investments	21,278,611

Net Realized and Unrealized Gains/(Losses) on Investments	26,158,806

Change in Net Assets Resulting from Operations	$25,422,684

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL
	Legg Mason
	Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(736,122)	$(538,134)

Net realized gains/(losses) on investment transactions	4,880,195	362,888

Change in unrealized appreciation/depreciation on investments	21,278,611	18,459,478

Change in net assets resulting from operations:	25,422,684	18,284,232

Dividends to Shareholders:

From net realized gains	(67,453)	(994,152)

Change in net assets resulting from dividends to shareholders	(67,453)	(994,152)

Capital Transactions:

Proceeds from shares issued	150,851,958	187,882,754

Proceeds from dividends reinvested	67,453	994,152

Value of shares redeemed	(49,165,051)	(5,128,422)

Change in net assets from capital transactions	101,754,360	183,748,484

Change in net assets	127,109,591	201,038,564

Net Assets:

Beginning of period	280,336,351	79,297,787

End of period	$407,445,942	$280,336,351

Accumulated net investment income/(loss)	$(2,605)	$—

Share Transactions:

Shares issued	12,515,936	16,384,747

Dividends reinvested	5,689	85,851

Shares redeemed	(4,220,353)	(453,679)

Change in shares	8,301,272	16,016,919

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$12.26	$11.59	$10.11	$8.13	$10.14

Investment Activities:

Net Investment Income/(Loss)	(0.02)	(0.02)	0.04	0.11	0.10

Net Realized and Unrealized Gains/(Losses) on Investments	0.83	0.74	1.49	1.98	(2.01)

Total from Investment Activities	0.81	0.72	1.53	2.09	(1.91)

Dividends to Shareholders From:				—

Net Investment Income	—	—	(0.05)	(0.11)	(0.10)

Net Realized Gains	— *	(0.05)	—	—	—

Total Dividends	— *	(0.05)	(0.05)	(0.11)	(0.10)

Net Asset Value, End of Period	$13.07	$12.26	$11.59	$10.11	$8.13

Total Return**	6.71%	6.27%	15.15%	25.89%	(18.88)%

Ratios to Average Net Assets/ Supplemental Data:

Net Assets, End of Period ($000’s)	$407,446	$280,336	$79,298	$32,322	$8,586

Net Investment Income/(Loss)	(0.22)%	(0.32)%	0.28%	1.42%	1.31%

Expenses Before Reductions***	1.10%	1.20%	1.20%	1.32%	2.30%

Expenses Net of Reductions	1.10%	1.20%	1.18%	1.10%	1.10%

Expenses Net of Reductions(a)	1.10%	N/A	N/A	N/A	N/A

Portfolio Turnover Rate	16.16%	8.21%	121.63%	38.60%	61.45%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Legg Mason Value Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be in good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2006

	Value of	Value of
	Collateral	Loaned Securities

AZL Legg Mason Value Fund	$20,883,453	$20,439,462

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among Allianz Life Advisers, LLC, Legg Mason Capital Management, Inc. (“Legg Mason”) and the Trust, Legg Mason provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and Allianz Life Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual	Expense
	Rate	Limit

AZL Legg Mason Value Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2006

of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $13,950 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Legg Mason Value Fund	$151,596,162	$53,385,663

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $2,605 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $67,453 related to net long term capital gains and for the year ended December 31, 2005 was $994,152 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed		Accumulated		Total
	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings

AZL Legg Mason Value Fund	$4,677,800	$4,677,800	$(2,605)	$50,791,105	$55,466,300

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Legg Mason Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $67,453.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

23

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402- 1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM LMP Large Cap
Growth Fund
(formerly Salomon Brothers Large
Cap Growth Fund)
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 6

Statement of Operations	Page 7

Statements of Changes in Net Assets	Page 8

Financial Highlights	Page 9

Notes to the Financial Statements	Page 10

Report of Independent Registered Public Accounting Firm	Page 15

Other Federal Income Tax Information	Page 16

Approval of Investment Advisory and Subadvisory Agreements	Page 17

Information about Trustees and Officers	Page 21

Other Information	Page 22
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM LMP Large Cap Growth Fund (formerly AZLSM Salomon Brothers Large Cap Growth Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM LMP Large Cap Growth Fund and ClearBridge Advisors, LLC serves as Subadviser to the Fund.
On October 1, 2006, CAM North America, LLC (successor in interest to Salomon Brothers Asset Management Inc) changed its name to ClearBridge Advisors, LLC.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM LMP Large Cap Growth Fund gained 4.23% compared to an 9.07% return for its benchmark, the Russell 1000® Growth Index1.
Large-cap stocks in general produced weak returns during the first and second quarters of 2006, and then generated strong performance during the third and fourth quarters. The rally during the second half of the year was due to a number of factors, including a more benign outlook for interest rates, declining commodity prices, above-average share buybacks, strong merger and acquisition activity and, most important, high corporate profits.
The Fund’s financials holdings were the primary driver of absolute performance for the period, followed by positions in consumer staples, consumer discretionary and industrials stocks. The portfolio’s positions in the health care and information technology sectors experienced losses.*
Stock selection accounted for the majority of the difference between the Fund’s return and the return of the benchmark. Selection in the information technology sector particularly weighed on relative returns. The Fund’s selection in the health care, industrials and consumer discretionary sectors also dragged somewhat on performance against the benchmark. The Fund’s sector allocation resulted from the portfolio managers’ fundamentals-driven, bottom-up stock selection process, rather than a top-down strategy or benchmark-sensitive approach. That said, an overweight position in information technology weakened relative returns as well, as did underweight stakes in industrials, materials and utilities stocks.*
Stock selection in the financial and consumer staples sectors provided the largest boost to performance. An overweight stake in financials and an underweight position in energy also improved returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM LMP Large Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund invests primarily in equity securities of U.S. large capitalization issuers. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in these securities and related investments.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/02)

AZLSM LMP Large Cap Growth Fund	4.23%	6.07%	4.00%

Russell 1000® Growth Index	9.07%	6.87%	5.37%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL LMP Large Cap Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL LMP Large Cap Growth Fund	$1,000.00	$1,116.20	$6.40	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the “Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL LMP Large Cap Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL LMP Large Cap Growth Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL LMP Large Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Banking/Financial Services	8.0%

Beverages	5.1

Biotechnology	13.5

Computers	19.5

E-Commerce	11.5

Electronics	9.4

Health Care	4.6

Household	3.7

Insurance	6.4

Media	6.2

Pharmaceuticals	2.6

Retail/Wholesale	5.7

Telecommunications	2.3

Federal Home Loan Bank	1.6

Short-Term Investments	13.0

113.1%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.5%):

Banking/Financial Services (8.0%):

142,300	Merrill Lynch & Co., Inc.	$13,248,130

99,600	Morgan Stanley	8,110,428

47,400	Nasdaq Stock Market, Inc.*	1,459,446

		22,818,004

Beverages (5.1%):

156,500	Coca-Cola Co.	7,551,125

109,100	PepsiCo, Inc.	6,824,205

		14,375,330

Biotechnology (13.5%):

208,600	Amgen, Inc.*^	14,249,466

174,600	Biogen Idec, Inc.*	8,588,574

189,700	Genentech, Inc.*	15,390,361

		38,228,401

Computers (19.5%):

202,900	Akamai Technologies, Inc.*	10,778,047

320,800	Cisco Systems, Inc.*	8,767,464

165,100	Electronic Arts, Inc.*	8,314,436

260,800	Juniper Networks, Inc.*	4,939,552

270,300	Microsoft Corp.	8,071,158

314,100	Red Hat, Inc.*^	7,224,300

281,300	Yahoo!, Inc.*	7,184,402

		55,279,359

E-Commerce (11.5%):

403,000	Amazon.com, Inc.*^	15,902,380

264,200	eBay, Inc.*	7,944,494

235,850	IAC/ InterActiveCorp*^	8,764,186

		32,611,060

Electronics (9.4%):

377,400	Intel Corp.	7,642,350

462,300	Motorola, Inc.	9,504,888

333,600	Texas Instruments, Inc.	9,607,680

		26,754,918

Health Care (4.6%):

104,300	Johnson & Johnson	6,885,886

117,200	Medtronic, Inc.	6,271,372

		13,157,258

Household (3.7%):

161,307	Procter & Gamble Co.	10,367,201

Insurance (6.4%):

107,800	American International Group, Inc.	7,724,948

95	Berkshire Hathaway, Inc.*	10,449,050

		18,173,998

Media (6.2%):

428,900	Time Warner, Inc.	9,341,442

237,100	Walt Disney Co.	8,125,417

		17,466,859

Pharmaceuticals (2.6%):

284,500	Pfizer, Inc.	7,368,550

Retail/ Wholesale (5.7%):

212,300	Home Depot, Inc.	8,525,968

121,500	Wm. Wrigley Jr. Co.^	6,283,980

25,000	Wm. Wrigley Jr. Co., Class B	1,285,000

		16,094,948

Telecommunications (2.3%):

175,400	QUALCOMM, Inc.	6,628,366

Total Common Stocks (Cost $241,693,988)		279,324,252

Collateral for Securities on Loan (13.0%):

37,037,322	Allianz Dresdner Daily Asset Fund#	37,037,322

Total Collateral for Securities on Loan (Cost $37,037,322)		37,037,322

U.S. Government Agencies (1.6%):

Federal Home Loan Bank (1.6%):

4,629,000	5.02%, 1/2/07, Discount Note(b)	4,628,379

Total U.S. Government Agencies (Cost $4,628,379)		4,628,379

Deposit Account (0.0%):

2,663	NTRS London Deposit Account	2,663

Total Deposit Account (Cost $2,663)		2,663

Total Investment Securities (Cost $283,362,352)(a)—113.1%		320,992,616
Net other assets (liabilities)—(13.1)%		(37,066,254)

Net Assets—100.0%		$283,926,362

Percentages indicated are based on net assets of as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of a security is loaned as of December 31, 2006.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $285,136,054. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$46,054,527

Unrealized depreciation	(10,197,965)

Net unrealized appreciation	$35,856,562

(b)	The rate presented represents the effective yield at December 31, 2006.

See accompanying notes to the financial statements.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL LMP
Large Cap
Growth Fund

Assets

Investment securities, at cost	$283,362,352

Investment securities, at value*^	$320,992,616

Interest and dividends receivable	147,164

Receivable for capital shares issued	175,993

Prepaid expenses	3,810

Total Assets	321,319,583

Liabilities

Payable for capital shares redeemed	18,720

Payable for return of collateral received	37,037,322

Manager fees payable	231,310

Administration fees payable	11,485

Distribution fees payable	59,807

Administrative and compliance services fees payable	891

Other accrued liabilities	33,686

Total Liabilities	37,393,221

Net Assets	$283,926,362

Net Assets Consist of:

Capital	$249,017,657

Net realized gains/(losses) on investment transactions	(2,721,559)

Net unrealized appreciation/(depreciation) on investments	37,630,264

Net Assets	$283,926,362

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,281,660

Net Asset Value (offering and redemption price per share)	$11.69

*	Includes securities on loan of $35,873,402.

^	Includes investment in affiliate of $37,037,322.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL LMP
Large Cap
Growth Fund

Investment Income:

Interest	$148,380

Dividends	2,243,181

Income from securities lending	32,033

Total Investment Income	2,423,594

Expenses:

Manager fees	1,975,200

Administration fees	135,277

Distribution fees	617,249

Audit fees	11,245

Administrative and compliance services fees	3,907

Custodian fees	19,616

Legal fees	18,513

Trustees’ fees	13,518

Recoupment of prior expenses reimbursed by the Manager	134,109

Other expenses	15,379

Total expenses before reductions	2,944,013

Less expenses paid indirectly	(20,417)

Net Expenses	2,923,596

Net Investment Income/(Loss)	(500,002)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	(1,867,449)

Change in unrealized appreciation/depreciation on investments	14,251,586

Net Realized and Unrealized Gains/(Losses) on Investments	12,384,137

Change in Net Assets Resulting from Operations	$11,884,135

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL LMP
	Large Cap Growth Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(500,002)	$(269,826)

Net realized gains/(losses) on investment transactions	(1,867,449)	5,875,652

Change in unrealized appreciation/depreciation on investments	14,251,586	11,203,329

Change in net assets resulting from operations	11,884,135	16,809,155

Dividends to Shareholders:

From net investment income	—	(559,371)

From net realized gains on investments	(5,814,361)	(113,467)

Change in net assets resulting from dividends to shareholders	(5,814,361)	(672,838)

Capital Transactions:

Proceeds from shares issued	84,736,805	88,604,890

Proceeds from dividends reinvested	5,814,361	672,838

Value of shares redeemed	(35,758,785)	(18,061,894)

Change in net assets from capital transactions	54,792,381	71,215,834

Change in net assets	60,862,155	87,352,151

Net Assets:

Beginning of period	223,064,207	135,712,056

End of period	$283,926,362	$223,064,207

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	7,596,815	8,087,424

Dividends reinvested	534,901	59,807

Shares redeemed	(3,287,977)	(1,640,123)

Change in shares	4,843,739	6,507,108

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,				May 1, 2002 to
					December 31,
	2006	2005	2004	2003	2002(a)

Net Asset Value, Beginning of Period	$11.48	$10.50	$10.06	$8.09	$10.00

Investment Activities:

Net Investment Income/(Loss)	(0.02)	(0.02)	0.04	— *	— *

Net Realized and Unrealized Gains/(Losses) on Investments	0.49	1.04	0.40	1.97	(1.91)

Total from Investment Activities	0.47	1.02	0.44	1.97	(1.91)

Dividends to Shareholders From:

Net Investment Income	—	(0.03)	—	— *	— *

Net Realized Gains	(0.26)	(0.01)	—	—	—

Total Dividends	(0.26)	(0.04)	—	— *	— *

Net Asset Value, End of Period	$11.69	$11.48	$10.50	$10.06	$8.09

Total Return**(b)	4.23%	9.70%	4.37%	24.39%	(19.08)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$283,926	$223,064	$135,712	$66,233	$11,680

Net Investment Income/(Loss)(c)	(0.20)%	(0.16)%	0.56%	0.06%	0.05%

Expenses Before Reductions***(c)	1.19%	1.21%	1.24%	1.38%	2.88%

Expenses Net of Reductions(c)	1.18%	1.20%	1.19%	1.15%	1.15%

Expenses Net of Reductions(c)(d)	1.19%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate(b)	18.84%	78.89%	31.73%	19.22%	46.38%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL LMP Large Cap Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Futures Contracts

The Fund may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL LMP Large Cap Growth Fund	$37,037,322	$35,873,402

The Fund received cash collateral for securities loaned. The cash was invested in a Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement effective October 24, 2006, as amended, among the Manager, ClearBridge Advisors, LLC (formerly CAM North America, LLC) (“ClearBridge”) and the Trust, ClearBridge provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

services, the Subadviser is entitled to a fee payable by the Manager. Prior to October 24, 2006 the Fund was subadvised by Salomon Brothers Asset Management. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL LMP Large Cap Growth Fund	0.80%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2008

AZL LMP Large Cap Growth Fund	$14,175

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Life Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $7,005 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Large Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $10,949 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL LMP Large Cap Growth Fund	$93,165,957	$46,138,482

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2014

AZL LMP Large Cap Growth Fund	$947,857

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $248,166 related to ordinary income and $5,566,195 related to net long term capital gains and for year ended December 31, 2005 were $559,371 related to ordinary income and $113,467 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Appreciation(a)	Earnings

AZL LMP Large Cap Growth Fund	$(947,857)	$35,856,562	$34,908,705

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL LMP Large Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

For the period ended December 31, 2006 the Fund had net long term capital gains of $5,566,195.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

17

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

18

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

19

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

20

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

21

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length
Name, Address, and Age	FOF Trust	of Time Served

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name, Address, and Age	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM LMP Small Cap
Growth Fund
(formerly Salomon Brothers
Small Cap Growth Fund)
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 17

Approval of Investment Advisory and Subadvisory Agreements	Page 18

Information about Trustees and Officers	Page 22

Other Information	Page 23
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM LMP Small Cap Growth Fund (formerly AZLSM Salomon Brothers Small Cap Growth Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM LMP Small Cap Growth Fund and ClearBridge Advisors, LLC serves as Subadviser to the Fund.
On October 1, 2006, CAM North America, LLC (successor in interest to Salomon Brothers Asset Management Inc) changed its name to ClearBridge Advisors, LLC.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM LMP Small Cap Growth Fund gained 11.31% compared to a 13.35% return for its benchmark, the Russell 2000® Growth Index1.
Small-cap stocks in general produced very strong returns during the period, with value-oriented small caps significantly outperforming growth-oriented small stocks. Small-cap shares generally were weak during the first half of the year, but surged during the third and fourth quarters due to a more benign outlook for interest rates, declining commodity prices and strong corporate profits.
The subadviser’s stock selection in the consumer discretionary, telecommunications service and information technology sectors boosted the Fund’s return. For example, the largest contributor to the Fund’s returns during the year was the stock of a communications-towers firm, which leases antenna space to wireless service providers and radio and television companies. The company benefited from the rapid growth of the cellular industry and the sharp increase in the transmission of wireless data. Other holdings beneficial to performance included a U.S. travel distribution and technology stock, which rose sharply due in part to a buyout by a private equity firm. Likewise, a Chinese Internet travel stock posted dramatic gains as rising consumer incomes in China increased demand for the company’s services.*
Stock selection in the consumer staples, energy and health care sectors detracted the most from the Fund’s relative performance. In particular, shares of a biopharmaceutical company fell sharply due to problems with clinical trials of one of its products. The stock of a company that provides software and services to mobile and wireline telecommunications firms, broadband service providers and handset manufacturers also detracted from relative returns. The company did not meet earnings projections, due to delays in consumer orders, and the stock fell as a result. Finally, shares of a global provider of digital images, original online information and research declined due to competitive pressures and weakened pricing power.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 2000® Growth Index represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM LMP Small Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(4/29/05)

AZLSM LMP Small Cap Growth Fund	11.31%	14.26%

Russell 2000® Growth Index	13.35%	19.86%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from 4/30/05 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL LMP Small Cap Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL LMP Small Cap Growth Fund	$1,000.00	$1,092.70	$6.65	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL LMP Small Cap Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL LMP Small Cap Growth Fund	$1,000.00	$1,018.85	$6.41	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL LMP Small Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	0.7%

Banking & Financial Services	4.7

Biotechnology	1.0

Computer and data processing services	0.7

Computers	10.0

Construction	0.7

E-Commerce	1.5

Electronics	0.3

Energy	3.9

Food	2.0

Health Care	5.0

Industrial	4.5

Machinery	1.1

Manufacturing	5.5

Media	3.2

Metals/Mining	1.3

Minerals	1.6

Oil & Gas	2.6

Pharmaceuticals	5.4

Real Estate Investment Trusts	1.2

Retail/Wholesale	5.2

Services	4.1

Technology	5.6

Telecommunications	15.9

Travel/Entertainment	6.6

Utilities	0.4

Federal Home Loan Bank	5.1

Short-Term Investments	41.9

141.7%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (94.7%):

Aerospace/Defense (0.7%):

34,266	Orbital Sciences Corp.*^	$631,865

Banking & Financial Services (4.7%):

7,140	Affiliated Managers Group, Inc.*^	750,628

15,200	Cullen/Frost Bankers, Inc.	848,464

15,700	East West Bancorp, Inc.	556,094

55,750	Nelnet, Inc., Class A*	1,525,320

42,600	Universal American Financial Corp.*^	794,064

		4,474,570

Biotechnology (1.0%):

72,710	Senomyx, Inc.*^	944,503

Computer and data processing services (0.7%):

5,900	Baidu.com, Inc.*	665,048

Computers (10.0%):

48,200	Blackboard, Inc.*^	1,447,928

58,100	Corel Corp.*	784,350

143,600	Digitas, Inc.*^	1,925,676

56,327	Electronics for Imaging, Inc.*^	1,497,172

489,500	Extreme Networks, Inc.*^	2,051,005

24,300	Take-Two Interactive Software, Inc.*^	431,568

138,600	TIBCO Software, Inc.*	1,308,384

		9,446,083

Construction (0.7%):

12,500	NCI Building Systems, Inc.*^	646,875

E-Commerce (1.5%):

9,200	Ctrip.com International, Ltd., ADR^	574,816

35,900	Gmarket, Inc., ADR*^	860,164

		1,434,980

Electronics (0.3%):

39,970	SkillSoft plc*^	248,214

Energy (3.9%):

65,200	ITC Holdings Corp.^	2,601,480

89,300	Solarfun Power Holdings Co., Ltd.*	1,043,917

3,300	Trina Solar, Ltd.*^	62,370

		3,707,767

Food (2.0%):

24,700	P.F. Chang’s China Bistro, Inc.*^	947,986

25,800	United Natural Foods, Inc.*^	926,736

		1,874,722

Health Care (5.0%):

21,000	Advanced Medical Optics, Inc.*^	739,200

24,300	DJ Orthopedics, Inc.*^	1,040,526

29,100	Health Net, Inc.*	1,416,006

25,850	LifePoint Hospitals, Inc.*	871,145

13,600	Manor Care, Inc.^	638,112

		4,704,989

Industrial (4.5%):

13,810	CARBO Ceramics, Inc.^	516,080

22,400	Minerals Technologies, Inc.^	1,316,896

44,500	MSC Industrial Direct Co., Inc., Class A^	1,742,175

25,180	Valspar Corp.^	695,975

		4,271,126

Machinery (1.1%):

33,600	AGCO Corp.*^	1,039,584

Manufacturing (5.5%):

14,800	Claymont Steel Holdings, Inc.*	272,172

40,300	Herman Miller, Inc.	1,465,308

29,100	IDEX Corp.	1,379,631

105,400	Input/Output, Inc.*^	1,436,602

8,300	Mettler-Toledo International, Inc.*	654,455

		5,208,168

Media (3.2%):

108,900	Genesis Microchip, Inc*^	1,104,246

66,600	SINA Corp.*^	1,911,420

		3,015,666

Metals/ Mining (1.3%):

39,100	Mueller Industries, Inc.^	1,239,470

Minerals (1.6%):

46,500	Compass Minerals International, Inc.^	1,467,540

Oil/ Gas (2.6%):

12,600	Cheniere Energy, Inc.*^	363,762

85,000	Gasco Energy, Inc.*^	208,250

12,000	GMX Resources, Inc.*^	426,000

26,800	Key Energy Services, Inc.*	419,420

30,500	North American Energy Partners, Inc.*^	496,540

21,600	Range Resources Corp.^	593,136

		2,507,108

Pharmaceuticals (5.4%):

16,700	Alexion Pharmaceuticals, Inc.*^	674,513

43,200	Arena Pharmaceuticals, Inc.*^	557,712

47,560	ARIAD Pharmaceuticals, Inc.*^	244,458

71,000	BioMarin Pharmaceuticals, Inc.*^	1,163,690

25,200	Endo Pharmaceuticals Holdings, Inc.*	695,016

3,120	Infinity Pharmaceuticals, Inc.*^	38,844

63,700	Nektar Therapeutics*^	968,877

50,200	NPS Pharmaceuticals, Inc.*^	227,406

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Pharmaceuticals, continued

14,000	Vertex Pharmaceuticals, Inc.*	$523,880

		5,094,396

Real Estate Investment Trusts (1.2%):

4,750	Alexandria Real Estate Equities, Inc.^	476,900

15,840	Gramercy Capital Corp.^	489,298

3,000	PS Business Parks, Inc.^	212,130

		1,178,328

Retail/ Wholesale (5.2%):

39,200	Elizabeth Arden, Inc.*^	746,760

32,550	Men’s Wearhouse, Inc.	1,245,363

32,600	Nu Skin Enterprises, Inc., Class A^	594,298

121,400	Pier 1 Imports, Inc.	722,330

13,400	Pool Corp.^	524,878

47,500	Urban Outfitters, Inc.*^	1,093,925

		4,927,554

Services (4.1%):

14,120	Aegean Marine Petroleum Network, Inc.*^	231,568

43,000	R.H. Donnelley Corp.^	2,697,390

31,700	Wright Express Corp.*^	988,089

		3,917,047

Technology (5.6%):

49,350	Avid Technology, Inc.*^	1,838,781

1,540	China Techfaith Wireless Communication Technology, Ltd.*	16,601

85,400	Sohu.com, Inc.*^	2,049,600

185,000	webMethods, Inc.*^	1,361,600

		5,266,582

Telecommunications (15.9%):

532,230	3Com Corp.*^	2,187,465

164,600	ADC Telecommunications, Inc.*	2,391,638

2,060	American Tower Corp., Class A*	76,797

77,000	Andrew Corp.*^	787,710

26,420	China GrenTech Corp., Ltd., ADR*^	487,185

144,900	Cincinnati Bell, Inc.*^	662,193

46,000	Citizens Communications Co.	661,020

131,700	Dobson Communications Corp., Class A*^	1,147,107

299,900	ECI Telecom, Ltd.*^	2,597,133

322	Ectel, Ltd.*	1,575

19,260	Global Signal, Inc.^	1,014,424

25,500	NETGEAR, Inc.*^	669,375

159,100	Tekelec*^	2,359,453

		15,043,075

Travel/ Entertainment (6.6%):

32,900	Marvel Entertainment, Inc.*^	885,339

43,500	Melco PBL Entertainment, Ltd.*^	924,810

84,970	Sabre Holdings Corp., Class A	2,709,693

21,000	Station Casinos, Inc.^	1,715,070

		6,234,912

Utilities (0.4%):

10,000	Ormat Technologies, Inc.^	368,200

Total Common Stocks (Cost $82,586,222)		89,558,372

Collateral for Securities on Loan (41.9%):

39,689,541	Northern Trust Liquid Institutional Asset Portfolio	39,689,541

Total Collateral for Securities on Loan (Cost $39,689,541)		39,689,541

U.S. Government Agencies (5.1%):

Federal Home Loan Bank (5.1%):

4,851,000	5.02%, 1/2/07, Discount Note (b)	4,850,349

Total U.S. Government Agencies (Cost $4,850,349)		4,850,349

Deposit Account (0.0%):

6,522	TNT Offshore Deposit Account	6,522

Total Deposit Account (Cost $6,522)		6,522

Total Investment Securities (Cost $127,132,634)(a)—141.7%		134,104,784
Net other assets (liabilities)—(41.7)%		(39,435,577)

Net Assets—100.0%		$94,669,207

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of a security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $127,443,343. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,173,577

Unrealized depreciation	(3,512,136)

Net unrealized appreciation	$6,661,441

(b)	The rate presented represents the effective yield at December 31, 2006.

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	89.4%

Cayman Islands	3.8%

Israel	2.8%

Canada	1.4%

Hong Kong	1.0%

Korea	0.9%

Ireland	0.3%

Greece	0.3%

China	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL LMP
Small Cap
Growth Fund

Assets

Investment securities, at cost	$127,132,634

Investment securities, at value*	$134,104,784

Interest and dividends receivable	19,114

Receivable for capital shares issued	94,486

Receivable for investments sold	516,421

Prepaid expenses	1,206

Total Assets	134,736,011

Liabilities

Payable for investments purchased	241,645

Payable for capital shares redeemed	25,457

Payable for return of collateral received	39,689,541

Manager fees payable	70,032

Administration fees payable	3,830

Distribution fees payable	19,807

Administrative and compliance services fees payable	413

Other accrued liabilities	16,079

Total Liabilities	40,066,804

Net Assets	$94,669,207

Net Assets Consist of:

Capital	$86,528,691

Net realized gains/(losses) on securities transactions	1,168,366

Net unrealized appreciation/(depreciation) on investments	6,972,150

Net Assets	$94,669,207

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,574,861

Net Asset Value (offering and redemption price per share)	$12.50

*	Includes securities on loan of $38,266,142.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL LMP
Small Cap
Growth Fund

Investment Income:

Interest	$246,815

Dividends	424,841

Income from securities lending	69,254

Total Investment Income	740,910

Expenses:

Manager fees	632,698

Administration fees	40,556

Distribution fees	186,087

Audit fees	5,931

Administrative and compliance services fees	1,328

Custodian fees	40,907

Legal fees	6,094

Trustees’ fees	4,374

Other expenses	8,372

Total expenses before reductions	926,347

Less expenses paid indirectly	(13,228)

Net Expenses	913,119

Net Investment Income/(Loss)	(172,209)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	1,927,596

Change in unrealized appreciation/depreciation on investments	5,011,872

Net Realized and Unrealized Gains/(Losses) on Investments	6,939,468

Change in Net Assets Resulting from Operations	$6,767,259

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL LMP
	Small Cap Growth Fund

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$(172,209)	$(34,130)

Net realized gains/(losses) on investment transactions	1,927,596	(587,021)

Change in unrealized appreciation/depreciation on investments	5,011,872	1,960,278

Change in net assets resulting from operations	6,767,259	1,339,127

Capital Transactions:

Proceeds from shares issued	61,477,737	48,550,135

Value of shares redeemed	(19,124,046)	(4,341,005)

Change in net assets from capital transactions	42,353,691	44,209,130

Change in net assets	49,120,950	45,548,257

Net Assets:

Beginning of period	45,548,257	—

End of period	$94,669,207	$45,548,257

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	5,153,898	4,447,353

Shares redeemed	(1,633,838)	(392,552)

Change in shares	3,520,060	4,054,801

(a)	For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005(a)

Net Asset Value, Beginning of Period	$11.23	$10.00

Investment Activities:

Net Investment Income/(Loss)	(0.03)	(0.01)

Net Realized and Unrealized Gains/(Losses) on Investments	1.30	1.24

Total from Investment Activities	1.27	1.23

Net Asset Value, End of Period	$12.50	$11.23

Total Return*(b)	11.31%	12.30%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$94,669	$45,548

Net Investment Income/(Loss)(c)	(0.23)%	(0.22)%

Expenses Before Reductions**(c)	1.24%	1.35%

Expenses Net of Reductions(c)	1.23%	1.35%

Expenses Net of Reductions(c)(d)	1.24%	N/A

Portfolio Turnover Rate(b)	94.34%	83.87%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	For the Period April 29, 2005 (commencement of operations) to December 31, 2005.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL LMP Small Cap Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Alliance Life Advisors, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, it its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL LMP Small Cap Growth Fund	$39,689,541	$38,226,142

The Fund received cash collateral for securities loaned. The cash was invested in the Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement effective October 24, 2006, as amended, among the Manager, ClearBridge Advisors, LLC (formerly CAM North America, LLC) (“ClearBridge”) and the Trust, ClearBridge provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. Prior to October 24, 2006 the Fund was subadvised by Salomon Brothers Asset Management. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL LMP Small Cap Growth Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $3,372 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting Fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL LMP Small Cap Growth Fund	$106,132,028	$65,909,590

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL LMP Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations: To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2013

AZL LMP Small Cap Growth Fund	$276,312

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $11,886 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year end December 31, 2007.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

Accumulated
		Undistributed		Capital and		Total
	Undistributed	Long-Term	Accumulated	Other	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Losses	Appreciation(a)	Earnings

AZL LMP Small Cap Growth Fund	$595,757	$1,171,516	$1,767,273	$(288,198)	$6,661,441	$8,140,516

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL LMP Small Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

18

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

19

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

20

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.
21

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

22

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length
Name, Address, and Age	FOF Trust	of Time Served

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name, Address, and Age	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Money Market Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 15

Approval of Investment Advisory and Subadvisory Agreements	Page 16

Information about Trustees and Officers	Page 20

Other Information	Page 21
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Money Market Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Money Market Fund, and Prudential Investment Management, Inc. serves as Subadviser to the Fund.
Fund Objective
The Fund’s investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments.
Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
The Federal Reserve Board raised the federal funds rate four times during 2006, increasing the target short-term interest rate from 4.25% at the beginning of the year to 5.25% in June. Those interest-rate increases pushed up yields on the types of short-term securities in which this Fund invests. The Federal Reserve subsequently left the federal funds rate unchanged for the rest of the calendar year. As a result, yields on money market securities generally stayed stable during the second half of the period, and in some cases even decreased when economic data suggested that the U.S. economy might be weakening. The Fund’s subadviser, Prudential Investment Management, employed a flexible, opportunistic strategy in that environment in order to boost shareholders’ yield.
During the period when the Federal Reserve was raising interest rates, the subadviser purchased securities that would reach maturity around the time of each Federal Reserve meeting. That strategy allowed the Fund to reinvest the securities’ principal at higher rates following the Fed’s interest-rate increases.*
The subadviser extended the Fund’s average maturity at various points during the year, when investors’ pessimism led to higher rates on longer-term money market securities. Those moves allowed the Fund to pay higher yields to shareholders. The portfolio manager also added yield by continuing to boost the Fund’s holdings in variable-rate securities.*
The Fund began the period with a 30-day net yield of 3.52%, and ended the period with a 30-day net yield of 4.78%.*

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(2/1/00)

AZLSM Money Market Fund	4.43%	2.55%	1.76%	2.49%

Three Month U.S. Treasury Bill Index	4.67%	3.03%	2.34%	2.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund.
Yield as of December 31, 2006

	7	7	30
	Day	Day	Day
	Average	Effective	Average

AZLSM Money Market Fund	4.83%	4.95%	4.78%

The 7-day yield quotation is as of 12/31/06 and more closely reflects the current earnings of the Fund than the total return quotation.

1

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Money Market Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Money Market Fund	$1,000.00	$1,023.70	$3.37	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Money Market Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Money Market Fund	$1,000.00	$1,021.88	$3.36	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Money Market Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Certificates of Deposit	13.2%

Commercial Paper	44.4

Corporate Bonds	37.2

Federal Home Loan Bank	4.9

99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments
December 31, 2006

Principal		Amortized
Amount		Cost

Certificates of Deposit (13.2%):

Banking/Financial Services (13.2%):

3,000,000	American Express Centurion, 5.32%, 7/18/07*	$3,000,000

12,000,000	Australia & New Zealand Banking Group, Ltd., 4.81%, 1/29/07	$11,999,822

15,000,000	Bank of America Corp., 5.31%, 8/23/07*	15,000,000

5,000,000	Bank of Nova Scotia, 5.30%, 12/31/07*	4,998,239

12,000,000	Nordea Bank AB, 5.70%, 6/28/07	12,000,000

5,000,000	Suntrust Bank, 5.32%, 5/1/07*	4,999,974

1,292,000	Svenska Handelsbanken, 5.03%, 2/21/07	1,291,400

Total Certificates of Deposit (Cost $45,291,196)		53,289,435

Commercial Paper(b) (44.4%):

Banking/ Financial Services (34.1%):

5,250,000	Amsterdam Funding Corp., 5.32%, 1/23/07(c)	5,233,124

10,972,000	Amsterdam Funding Corp., 5.33%, 2/8/07(c)	10,910,618

1,000,000	Bank of America Corp., 5.35%, 3/1/07	991,314

2,900,000	Bank of America Corp., 5.32%, 3/20/07	2,866,950

9,891,000	Barton Capital Corp., 5.33%, 1/17/07(c)	9,867,789

1,409,000	Barton Capital Corp., 5.32%, 1/23/07(c)	1,404,436

2,624,000	Bryant Park Funding, 5.33%, 1/23/07(c)	2,615,485

10,973,000	Bryant Park Funding, 5.34%, 1/29/07(c)	10,927,682

9,480,000	Cafco, LLC., 5.32%, 1/22/07(c)	9,450,912

10,376,000	Cafco, LLC., 5.32%, 1/24/07(c)	10,341,131

14,100,000	Ciesco, LLC., 5.39%, 1/18/07(c)	14,064,976

4,027,000	Ciesco, LLC., 5.32%, 1/19/07(c)	4,016,409

3,652,000	Citigroup Funding, Inc., 5.31%, 2/5/07	3,633,324

7,000,000	Countrywide Financial Corp., 5.35%, 2/2/07	6,966,898

6,446,000	DaimlerChrysler Rev Auto, 5.36%, 1/29/07	6,419,278

1,985,000	Falcon Asset Security Corp, 5.33%, 1/11/07(c)	1,982,078

6,000,000	Kredietbank NA, 5.31%, 3/1/07(c)	5,948,473

6,386,000	Norddeutche Landesbank, 5.31%, 1/16/07	6,371,991

1,075,000	Park Granada, LLC., 5.41%, 1/2/07(c)	1,074,839

11,800,000	PB Finance (Delaware), 5.32%, 1/26/07	11,756,732

3,156,000	PB Finance (Delaware), 5.33%, 1/31/07(c)	3,142,114

5,775,000	Sheffield Receivables, 5.32%, 1/16/07(c)	5,762,223

1,502,000	Triple A One Funding Corp., 5.32%, 1/10/07(c)	1,500,010

1,000,000	Windmill Funding, Corp., 5.39%, 1/25/07(c)	996,480

		138,245,266

Chemicals (0.7%):

2,741,000	BASF AG, 5.40%, 1/29/07(c)	2,729,786

Computers (1.9%):

2,000,000	Hewlett-Packard Co., 5.43%, 1/31/07(c)	1,991,133

5,700,000	Hewlett-Packard Co., 5.33%, 2/9/07(c)	5,667,273

		7,658,406

Insurance (4.5%):

16,000,000	Nyala Funding, LLC., 5.34%, 2/15/07(c)	15,894,600

2,175,000	Prudential plc, 5.30%, 1/12/07(c)	2,171,498

		18,066,098

Oil/ Gas (3.2%):

13,000,000	Schlumberger Technology, Ltd., 5.31%, 3/19/07(c)	12,854,021

Total Commercial Paper(b) (Cost $179,553,577)		179,553,577

Corporate Bonds (37.2%):

Banking/ Financial Services (34.7%):

5,000,000	American Express Credit, 5.45%, 1/4/08*	5,001,135

5,000,000	Australia & New Zealand Banking Group, Ltd., 5.34%, 12/28/07*(c)	5,000,000

5,000,000	BMW US Capital, LLC, 5.33%, 1/4/08*(c)	5,000,000

5,000,000	Caja Madrid, 5.37%, 10/19/07*	5,000,000

3,000,000	Caterpillar Financial Services, 5.45%, 8/20/07*	3,001,699

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Principal		Amortized
Amount		Cost

Corporate Bonds, continued
Banking/Financial Services, continued

6,000,000	DNB NOR Bank ASA, 5.34%, 1/25/08*(c)	$5,999,642

12,000,000	Goldman Sachs Group, Inc., 5.51%, 1/9/07*	12,000,391

10,000,000	Goldman Sachs Group, Inc., 5.46%, 3/30/07*	10,002,615

5,500,000	HSBC Finance Corp., 5.41%, 6/1/07*	5,501,826

10,000,000	HSBC Finance Corp., 5.34%, 1/4/08*	10,000,000

4,000,000	Merrill Lynch & Co., 5.39%, 6/15/07*	4,001,018

5,400,000	Merrill Lynch & Co., 5.36%, 1/15/08*	5,400,000

5,000,000	Merrill Lynch & Co., 5.33%, 1/24/08*	5,000,000

5,000,000	Merrill Lynch & Co., 5.41%, 1/3/08*	5,000,000

2,500,000	Morgan Stanley, 5.50%, 2/15/07*	2,500,464

10,000,000	Morgan Stanley, 5.44%, 1/23/08*	10,001,186

8,000,000	National City Bank Cleveland, 5.01%, 2/14/07	8,000,000

5,000,000	Nationwide Building Society, 5.44%, 1/23/08*(c)	5,002,541

8,000,000	Nordea Bank AB, 5.36%, 1/11/08*(c)	8,000,000

6,000,000	Paccar Financial Corp., 5.35%, 1/11/08*	6,000,000

10,000,000	US Bank NA, 5.38%, 9/10/07*	10,004,765

5,000,000	Wells Fargo & Co., 5.34%, 1/3/08*	5,000,000

		140,417,282

Insurance (2.5%):

10,000,000	Irish Life & Permanent plc, 5.39%, 1/22/08*(c)	9,999,667

Total Corporate Bonds (Cost $158,415,188)		150,416,949

U.S. Government Sponsored Enterprises (4.9%):

Federal Home Loan Bank (4.9%):

20,000,000	5.56%, 8/15/07	20,000,000

Total U.S. Government Sponsored Enterprises (Cost $20,000,000)		20,000,000

Deposit Account (0.0%):

677	TNT Offshore Deposit Account	677

Total Deposit Account (Cost $677)		677

Total Investment Securities (Cost $403,260,638)(a)—99.7%		403,260,638
Net other assets (liabilities)—0.3%		1,145,263

Net Assets—100.0%		$404,405,901

Percentages indicated are based on net assets as of December 31, 2006.

*	Variable rate security. The rate presented represents the rate in effect at December 31, 2006. The date presented represents the maturity date.

(a)	Also represents cost for federal tax purposes.

(b)	The rates presented represent the effective yields at December 31, 2006.

(c)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Money Market
Fund

Assets

Investment securities, at cost	$403,260,638

Investment securities, at value	$403,260,638

Cash	736,687

Interest and dividends receivable	2,342,006

Prepaid expenses	6,607

Total Assets	406,345,938

Liabilities

Dividends payable	1,670,744

Manager fees payable	122,328

Administration fees payable	16,895

Distribution fees payable	87,377

Administrative and compliance services fees payable	1,821

Other accrued liabilities	40,872

Total Liabilities	1,940,037

Net Assets	$404,405,901

Net Assets Consist of:

Capital	$404,417,901

Accumulated net investment income/(loss)	855

Accumulated net realized gains/(losses) on investment transactions	(12,855)

Net Assets	$404,405,901

Shares of beneficial interest (unlimited number of shares authorized, no par value)	404,417,902

Net Asset Value (offering and redemption price per share)	$1.00

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Money Market
Fund

Investment Income:

Interest	$21,360,857

Total Investment Income	21,360,857

Expenses:

Manager fees	1,464,293

Administration fees	229,560

Distribution fees	1,045,926

Audit fees	27,230

Administrative and compliance services fees	6,855

Custodian fees	34,207

Legal fees	35,087

Trustees’ fees	26,337

Other expenses	21,647

Total expenses	2,891,142

Net Investment Income/(Loss)	18,469,715

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	(3,920)

Net Realized and Unrealized Gains/(Losses) on Investments	(3,920)

Change in Net Assets Resulting from Operations	$18,465,795

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL
	Money Market
	Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$18,469,715	$7,559,011

Net realized gains/(losses) on investment transactions	(3,920)	(7,771)

Change in net assets from operations	18,465,795	7,551,240

Dividends to Shareholders:

From net investment income	(18,469,083)	(7,558,788)

Change in net assets resulting from dividends to shareholders	(18,469,083)	(7,558,788)

Capital Transactions:

Proceeds from shares issued	406,107,082	395,470,101

Proceeds from dividends reinvested	17,545,021	8,659,041

Value of shares redeemed	(350,152,748)	(309,850,907)

Change in net assets from capital transactions	73,499,355	94,278,235

Net change in net assets	73,496,067	94,270,687

Net Assets:

Beginning of period	330,909,834	236,639,147

End of period	$404,405,901	$330,909,834

Accumulated net investment income/(loss)	$855	$223

Share Transactions:

Shares issued	406,107,082	395,470,101

Dividends reinvested	17,545,021	8,659,041

Shares redeemed	(350,152,748)	(309,850,907)

Change in shares	73,499,355	94,278,235

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003		2002

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Investment Activities:

Net Investment Income/(Loss)	0.04	0.03	0.01	—	*	0.01

Net Realized and Unrealized Gains/(Losses) on Investments	— *	— *	— *	—	*	— *

Total from Investment Activities	0.04	0.03	0.01	—	*	0.01

Dividends to Shareholders From:

Net Investment Income	(0.04)	(0.03)	(0.01)	—	*	(0.01)

Net Realized Gains	—	—	—	—	*	—

Total Dividends	(0.04)	(0.03)	(0.01)	—	*	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return**	4.43%	2.57%	0.67%	0.34%		0.84%

Ratios to Average Net Assets/ Supplemental Data:

Net Assets, End of Period ($000’s)	$404,406	$330,910	$236,639	$186,491		$193,157

Net Investment Income/(Loss)	4.41%	2.58%	0.70%	0.34%		0.81%

Expenses Before Reductions***	0.69%	0.74%	0.78%	0.88%		0.89%

Expenses Net of Reductions	0.69%	0.74%	0.78%	0.88%		0.87%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Money Market Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later that the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Income dividends are declared daily and paid monthly for the Fund. The Fund also distributes all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book /tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/ loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2006

Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Funds Trust.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement among the Manager, Prudential Investment Management, Inc. (“PIM”) and the Trust, PIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Money Market Fund	0.35%	0.87%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2006

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $20,500 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2012	12/31/2013	12/31/2014

AZL Money Market Fund	$1,164	$7,771	$3,920

The tax character of dividends paid to shareholders during the year ended December 31, 2006 and December 31, 2005 were $18,469,083 and $7,807,345 respectively, related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

Accumulated
	Undistributed		Capital and	Total
	Ordinary	Accumulated	Other	Accumulated
	Income	Earnings	Losses	Earnings

AZL Money Market Fund	$855	$855	$(12,855)	$(12,000)

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance process; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

16

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

17

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

18

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

19

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

20

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402- 1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Neuberger
Berman Regency Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statement of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Other Federal Income Tax Information	Page 17

Approval of Investment Advisory and Subadvisory Agreements	Page 18

Information about Trustees and Officers	Page 22

Other Information	Page 23
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Neuberger Berman Regency Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Neuberger Berman Regency Fund and Neuberger Berman Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2006 through the period ended December 31, 2006?
From its inception through the period ended December 31, 2006, the AZLSM Neuberger Berman Regency Fund gained 1.72% compared to a 10.64% return for its benchmark, the Russell Midcap® Value Index1.
U.S. stocks posted strong gains in 2006. Investors benefited from a mid-year pause in the Federal Reserve’s long monetary tightening campaign, brisk mergers and acquisitions activity, and a decline in oil prices during the second half of the year. Value stocks fared better than their growth counterparts, while small-company stocks outperformed mid-and large-cap issues.
Within the Russell Midcap® Value Index, utilities and telecommunications-services stocks led the index following the inception of the Fund on May 1, 2006, while the energy and information technology sectors declined. The Fund’s financials and materials holdings provided the largest contributions to its total return. Its consumer staples position also excelled, due primarily to the strong performance of one particular stock.*
The portfolio managers placed considerable emphasis on energy shares, due to the portfolio managers’ belief that secular supply and demand trends favored oil, gas and coal companies. That position dragged substantially on performance against the benchmark during much of the eight-month period, as unusually mild weather lifted natural gas and coal inventories to high levels, putting pressure on energy prices and hurting the share prices of the Fund’s energy stocks.*
Likewise, the sub-advisor over-weighted consumer discretionary stocks. The portfolio managers expected demographic trends and macroeconomic variables to support consumer strength, and particularly to boost the long-term prospects of home construction firms. Homebuilding stocks suffered from rising interest rates and the rapid slowdown of the housing market, however, and weighed on relative returns as a result. The Fund’s positions in the energy and consumer discretionary sectors recovered late in the year, as gas prices strengthened and interest rates and economic growth stabilized, but the stocks did not recover enough to offset the negative effects of their earlier slumps.*
Stock selection in the information technology and materials sectors provided the largest positive contributions to the Fund’s performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

1

AZLSM Neuberger Berman Regency Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in common stocks of mid-capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2006

Since
Inception
(5/1/06)

AZLSM Neuberger Berman Regency Fund	1.72%

Russell Midcap® Value Index	10.64%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell Midcap® Value Index, an unmanaged index that measures the performance of the securities found in the Russell Midcap universe with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Neuberger Berman Regency Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Neuberger Berman Regency Fund	$1,000.00	$1,084.40	$5.78	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Neuberger Berman Regency Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Neuberger Berman Regency Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Neuberger Berman Regency Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	1.3%

Automotive	1.2

Banking	5.5

Computers	5.6

Construction	12.5

Diversified Operations	0.7

Electronics	3.2

Food & Beverage	2.2

Health Care	8.9

Insurance	2.7

Manufacturing	5.4

Metals/Mining	9.0

Oil & Gas	13.1

Pharmaceuticals	0.9

Real Estate Investment Trusts	5.6

Retail	6.0

Services	1.4

Telecommunications	1.0

Transportation	1.2

Utilities	6.1

Short-Term Investments	36.3

129.8%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (93.5%):

Aerospace/ Defense (1.3%):

20,900	Embraer Aircraft Corp., ADR^	$865,469

Automotive (1.2%):

9,100	Harley-Davidson, Inc.	641,277

1,900	Johnson Controls, Inc.	163,248

		804,525

Banking (5.5%):

8,800	Bear Stearns Cos., Inc.	1,432,464

46,700	Hudson City Bancorp, Inc.	648,196

23,100	Indymac Bancorp, Inc.^	1,043,196

9,500	PMI Group, Inc.	448,115

		3,571,971

Computers (5.6%):

37,600	Activision, Inc.*^	648,224

9,700	Affiliated Computer Services, Inc., Class A*	473,748

30,000	Check Point Software Technologies, Ltd.*	657,600

12,400	Lexmark International, Inc.*	907,680

10,400	McAfee, Inc.*	295,152

39,700	Take-two Interactive Software, Inc.*^	705,072

		3,687,476

Construction (12.5%):

19,000	Centex Corp.	1,069,130

36,700	Chicago Bridge & Iron Co., New York Registered Shares	1,003,378

32,200	Hovnanian Enterprises, Inc., Class A*^	1,091,580

21,400	KB Home^	1,097,392

23,100	Lennar Corp., Class A	1,211,826

22,600	Meritage Homes Corp.*^	1,078,472

1,870	NVR, Inc.*^	1,206,150

7,200	The Ryland Group, Inc.^	393,264

		8,151,192

Diversified Operations (0.7%):

17,500	Walter Industries, Inc.^	473,375

Electronics (3.2%):

23,100	Avnet, Inc.*	589,743

16,900	International Rectifier Corp.*	651,157

10,800	L-3 Communications Holdings, Inc.	883,224

		2,124,124

Food & Beverages (2.2%):

25,300	Constellation Brands, Inc., Class A*^	734,206

45,000	Tyson Foods, Inc., Class A	740,250

		1,474,456

Health Care (8.9%):

23,100	Aetna, Inc.	997,458

9,400	Cooper Cos., Inc.^	418,300

15,900	Coventry Health Care, Inc.*	795,795

16,200	Lifepoint Hospitals, Inc.*	545,940

24,600	NBTY, Inc.*^	1,022,622

20,300	Omnicare, Inc.^	784,189

20,300	Shire plc, ADR^	1,253,728

		5,818,032

Insurance (2.7%):

7,700	CIGNA Corp.	1,013,089

21,000	Endurance Specialty Holdings, Ltd.	768,180

		1,781,269

Manufacturing (5.4%):

5,600	Eaton Corp.	420,784

10,200	Ingersoll-Rand Co., Ltd., Class A	399,126

1,937	Mueller Water Products, Inc., Class B*	28,865

18,600	Terex Corp.*	1,201,188

25,600	Timken Co.	747,008

8,700	Whirlpool Corp.^	722,274

		3,519,245

Metals/ Mining (9.0%):

28,400	Arch Coal, Inc.^	852,852

20,800	Cleveland-Cliffs, Inc.^	1,007,552

26,900	Joy Global, Inc.	1,300,346

16,600	Peabody Energy Corp.	670,806

11,100	Phelps Dodge Corp.	1,328,892

10,400	United States Steel Corp.	760,656

		5,921,104

Oil & Gas (13.1%):

20,000	Canadian Natural Resources, Ltd.	1,064,599

29,600	Denbury Resources, Inc.*^	822,584

15,200	National Fuel Gas Co.^	585,808

12,400	Noble Corp.	944,260

15,900	Oceaneering International, Inc.*	631,230

19,900	Oil States International, Inc.*^	641,377

18,900	Quicksilver Resources, Inc.*^	691,551

21,400	Southwestern Energy Co.*	750,070

7,000	Sunoco, Inc.	436,520

34,425	Talisman Energy, Inc.^	584,881

22,900	Williams Cos., Inc.	598,148

16,800	XTO Energy, Inc.	790,440

		8,541,468

Pharmaceuticals (0.9%):

22,200	Endo Pharmaceuticals Holdings, Inc.*	612,276

Real Estate Investment Trusts (5.6%):

32,500	Annaly Capital Management, Inc.^	452,075

12,100	Colonial Properties Trust^	567,248

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Real Estate Investment Trusts, continued

9,100	Developers Diversified Realty Corp.^	$572,845

13,200	First Industrial Realty Trust, Inc.^	618,948

22,000	iStar Financial, Inc.^	1,052,040

9,000	Ventas, Inc.^	380,880

		3,644,036

Retail (6.0%):

21,400	Advance Auto Parts, Inc.	760,984

23,800	Aeropostale, Inc.*^	734,706

36,800	Circuit City Stores, Inc.	698,464

31,700	Hot Topic, Inc.*^	422,878

16,200	Ross Stores, Inc.	474,660

28,700	TJX Cos., Inc.	817,376

		3,909,068

Services (1.4%):

35,900	United Rentals, Inc.*^	912,937

Telecommunications (1.0%):

53,300	Arris Group, Inc.*^	666,783

Transportation (1.2%):

12,200	Frontline, Ltd.^	388,570

16,700	Ship Finance International, Ltd.^	396,792

		785,362

Utilities (6.1%):

19,400	DPL, Inc.^	538,932

11,000	Edison International	500,280

24,700	Mirant Corp.*	779,779

17,600	NRG Energy, Inc.*^	985,776

21,700	TXU Corp.	1,176,357

		3,981,124

Total Common Stocks (Cost $58,653,680)		61,245,292

Collateral for Securities on Loan (29.3%):

19,228,575	Northern Trust Liquid Institutional Asset Portfolio	19,228,575

Total Collateral for Securities on Loan (Cost $19,228,575)		19,228,575

Deposit Account (7.0%):

4,609,064	NTRS London Deposit Account	4,609,064

Total Deposit Account (Cost $4,609,064)		4,609,064

Total Investment Securities (Cost $82,491,319)(a)—129.8%		85,082,931
Net other assets (liabilities)—(29.8)%		(19,548,421)

Net Assets—100.0%		$65,534,510

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $82,527,001. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,616,919

Unrealized depreciation	(3,060,989)

Net unrealized appreciation	$2,555,930

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	87.4%

Bermuda	3.0%

Canada	2.5%

United Kingdom	1.9%

Netherlands	1.5%

Cayman Islands	1.4%

Brazil	1.3%

Israel	1.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Neuberger Berman
Regency Fund

Assets

Investment securities, at cost	$82,491,319

Investment securities, at value*	$85,082,931

Interest and dividends receivable	74,344

Receivable for capital shares issued	74,412

Prepaid expenses	745

Total Assets	85,232,432

Liabilities

Payable for investments purchased	113,330

Payable for capital shares redeemed	285,338

Payable for return of collateral received	19,228,575

Manager fees payable	41,340

Administration fees payable	2,664

Distribution fees payable	13,780

Administrative and compliance services fees payable	287

Other accrued liabilities	12,608

Total Liabilities	19,697,922

Net Assets	$65,534,510

Net Assets Consist of:

Capital	$63,494,723

Accumulated net investment income/(loss)	6,914

Accumulated net realized gains/(losses) on investment transactions	(558,739)

Net unrealized appreciation/(depreciation) on investments	2,591,612

Net Assets	$65,534,510

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,460,090

Net Asset Value (offering and redemption price per share)	$10.14

*	Includes securities on loan of $18,686,722.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2006(a)

AZL
Neuberger Berman
Regency Fund

Investment Income:

Interest	$139,503

Dividends	394,393

Income from securities lending	14,108

Total Investment Income	548,004

Expenses:

Manager fees	240,836

Administration fees	16,915

Distribution fees	80,279

Audit fees	3,624

Administrative and compliance services fees	657

Custodian fees	8,310

Legal fees	3,012

Trustees’ fees	2,237

Other expenses	8,673

Total expenses before reductions	364,543

Less expenses paid indirectly	(6,005)

Total Expenses	358,538

Net Investment Income/(Loss)	189,466

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	(558,739)

Change in unrealized appreciation/depreciation on investments	2,591,612

Net Realized and Unrealized Gains/(Losses) on Investments	2,032,873

Change in Net Assets Resulting from Operations	$2,222,339

(a)	For the Period May 1, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL
Neuberger Berman
Regency Fund

May 1, 2006 to
December 31,
2006(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$189,466

Net realized gains/(losses) on investment transactions	(558,739)

Change in unrealized appreciation/depreciation on investments	2,591,612

Change in net assets resulting from operations	2,222,339

Dividends to Shareholders:

From net investment income	(206,385)

Net change in net assets resulting from dividends to shareholders	(206,385)

Capital Transactions:

Proceeds from shares issued	71,216,940

Proceeds from dividends reinvested	206,385

Value of shares redeemed	(7,904,769)

Change in net assets from capital transactions	63,518,556

Change in net assets	65,534,510

Net Assets:

Beginning of period	—

End of period	$65,534,510

Accumulated net investment income/(loss)	$6,914

Share Transactions:

Shares issued	7,284,194

Dividends reinvested	20,353

Shares redeemed	(844,457)

Change in shares	6,460,090

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

May 1, 2006 to
December 31,
2006(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.03

Net Realized and Unrealized Gains/(Losses) on Investments	0.14

Total from Investment Activities	0.17

Dividends to Shareholders From:

Net Investment Income	(0.03)

Total Dividends	(0.03)

Net Asset Value, End of Period	$10.14

Total Return*(b)	1.72%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$65,535

Net Investment Income/(Loss)(c)	0.59%

Expenses Before Reductions(c)	1.14%

Expenses Net of Reductions(c)	1.12%

Expenses Net of Reductions(c)(d)	1.14%

Portfolio Turnover Rate(b)	16.03%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Neuberger Berman Regency Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2006

a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2006

temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Neuberger Berman Regency Fund	$19,228,575	$18,686,722

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Neuberger Berman Management Inc. (“NB”), NB provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Neuberger Berman Regency Fund	0.75%	1.30%

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2006

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2006, $1,229 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $12,118 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Neuberger Berman Regency Fund
Notes to the Financial Statements, continued
December 31, 2006

4. Security Purchases and Sales

For the period ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Neuberger Berman Regency Fund	$66,561,689	$7,309,032

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2014

AZL Neuberger Berman Regency Fund	$523,057

The tax character of dividends paid to shareholders during the period ended December 31, 2006 were $206,385 related to ordinary income. Total distributions paid may differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Appreciation(a)	Earnings

AZL Neuberger Berman Regency Fund	$6,914	$6,914	$(523,057)	$2,555,930	$2,039,787

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Neuberger Berman Regency Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100% of the total ordinary income distributions paid during the period ended December 31, 2006 qualify for the corporate dividends received deduction.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

18

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

19

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three- year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

20

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

21

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

22

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM OCC
Opportunity Fund
(formerly the Oppenheimer Emerging Growth Fund)
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Other Federal Income Tax Information	Page 17

Special Meeting of Shareholders	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM OCC Opportunity Fund (formerly the AZLSM Oppenheimer Emerging Growth Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM OCC Opportunity Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM OCC Opportunity Fund gained 11.68% compared to a 13.35% return for its benchmark, the Russell 2000® Growth Index1.
Effective August 28, 2006, Allianz Life Advisers, LLC entered into a subadvisory agreement with Oppenheimer Capital LLC which replaced OppenhemierFunds, Inc. as the Subadviser to the Fund
Small-cap growth stocks posted solid returns, helping this Fund and its benchmark produce good performance for the year under review.
Stock selection within the health care sector was the primary contributor to the Fund’s returns. In particular, shares of a medical software firm, a maker of diagnostic and imaging systems and several biotechnology companies boosted the performance of the Fund’s health-care allocation relative to the benchmark’s health-care sector.*
Good stock selection also generated strong performance in the consumer discretionary sector. The Fund especially benefited from its holdings in the gaming industry, as well as from certain clothing stocks. Likewise, security selection and an overweight position in industrials stocks helped the Fund post a positive return, as stocks in the transportation and industrial equipment industries posted strong returns.*
Although the Fund produced positive performance for the period ended December 31, 2006, it ultimately underperformed against its benchmark. An underweight position in materials stocks weighed on the Fund’s returns. Security selection in the consumer staples sector also dragged on relative performance, largely due to losses in shares of a diversified food company.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

1

AZLSM OCC Opportunity Fund Review
Fund Objective
The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion at the time of investment.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/02)

AZLSM OCC Opportunity Fund	11.68%	8.14%	11.43%

Russell 2000® Growth Index	13.35%	10.51%	8.41%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 2000® Growth Index, an unmanaged index that represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL OCC Opportunity Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL OCC Opportunity Fund	$1,000.00	$1,029.20	$6.04	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL OCC Opportunity Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL OCC Opportunity Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL OCC Opportunity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investments	net assets*

Aerospace	1.5%

Building & Construction	0.8

Capital Goods	1.0

Commercial Products	3.1

Communications	1.3

Consumer Discretionary	5.3

Consumer Services	14.5

Consumer Staples	2.9

Energy	7.9

Financial Services	4.8

Health Care	21.6

Materials & Processing	0.8

Technology	25.3

Transportation	4.9

Waste Disposal	2.5

Short-Term Investments	34.4

132.6%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.2%):

Aerospace (1.5%):

87,579	TransDigm Group, Inc.*	$2,321,719

Building & Construction (0.8%):

38,600	Winnebago Industries, Inc.^	1,270,326

Capital Goods (1.0%):

91,340	Hexcel Corp.*^	1,590,229

Commercial Products (3.1%):

147,580	H&E Equipment Services, Inc.*	3,655,557

39,670	Kenexa Corp.*	1,319,424

		4,974,981

Communications (1.3%):

57,290	inVentiv Health, Inc.*	2,025,202

Consumer Discretionary (5.3%):

54,600	Cache, Inc.*	1,378,104

188,600	Force Protection, Inc.*^	3,283,526

104,450	Texas Roadhouse, Inc.*	1,385,007

77,780	Volcom, Inc.*^	2,299,955

		8,346,592

Consumer Services (14.5%):

29,497	Administaff, Inc.	1,261,587

154,200	Clayton Holdings, Inc.*^	2,885,081

43,850	Forrester Research, Inc.*	1,188,774

31,750	Laureate Education, Inc.*	1,544,003

209,248	LECG Corp.*	3,866,902

30,660	Life Time Fitness, Inc.*	1,487,317

58,633	Martha Stewart Living Omnimedia, Inc., Class A^	1,284,063

127,900	On Assignment, Inc.*	1,502,825

63,150	Pinnacle Entertainment, Inc.*	2,092,791

83,026	Resources Connection, Inc.*	2,643,548

80,360	Shuffle Master, Inc.*^	2,105,432

22,600	The Advisory Board Co.*	1,210,004

		23,072,327

Consumer Staples (2.9%):

49,250	Central Garden & Pet Co.*	2,384,685

256,770	SunOpta, Inc.*^	2,259,576

		4,644,261

Energy (7.9%):

45,500	Alon USA Energy, Inc.	1,197,105

474,600	Aurora Oil & Gas Corp.*^	1,523,466

39,340	Carrizo Oil & Gas, Inc.*^	1,141,647

34,800	Helix Energy Solutions Group, Inc*	1,091,676

88,165	Parallel Petroleum Corp.*^	1,549,059

179,300	Petroquest Energy, Inc.*	2,284,282

103,420	Quicksilver Resources, Inc.*^	3,784,138

		12,571,373

Financial Services (4.8%):

56,000	International Securities Exchange, Inc.	2,620,240

178,700	Primus Guaranty, Ltd.*	2,063,985

88,320	VistaPrint, Ltd.*	2,924,275

		7,608,500

Health Care (21.6%):

150,333	Cardiome Pharma Corp.*	1,676,213

267,220	Cubist Pharmaceuticals, Inc*	4,839,355

127,350	CV Therapeutics, Inc.*^	1,777,806

430,600	Durect Corp.*^	1,911,864

146,284	Halozyme Therapeutics, Inc.*	1,177,586

86,200	Hologic, Inc.*	4,075,536

184,400	Indevus Pharmaceuticals, Inc.*^	1,309,240

198,104	Labopharm, Inc.*	1,162,870

68,300	Martek Biosciences Corp.*^	1,594,122

28,880	New River Pharmaceuticals, Inc.*^	1,580,025

54,000	NuVasive, Inc.*	1,247,400

195,400	NxStage Medical, Inc.*^	1,637,452

110,617	Pozen, Inc.*^	1,879,383

282,873	Salix Pharmaceuticals, Ltd.*^	3,442,564

45,870	Theravance, Inc.*	1,416,924

82,311	Ventana Medical Systems, Inc.*	3,541,842

		34,270,182

Materials & Processing (0.8%):

43,200	Dynamic Materials Corp.	1,213,920

Technology (25.3%):

54,900	Allscripts Healthcare Solutions, Inc.*^	1,481,751

60,910	American Reprographics Co.*	2,028,912

34,500	Avid Technology, Inc.*^	1,285,470

188,400	Cognet Communications Group, Inc.*	3,055,847

135,540	Concur Technologies, Inc.*^	2,174,062

44,400	DealerTrack Holdings, Inc.*	1,306,248

32,840	Energy Conversion Devices, Inc.*^	1,115,903

73,500	FormFactor, Inc.*	2,737,875

18,400	i2 Technologies, Inc.*^	419,888

162,429	Ikanos Communications, Inc.*^	1,411,508

136,030	Innerworkings, Inc.*^	2,171,039

99,310	Microsemi Corp.*	1,951,442

60,600	Netlogic Microsystems, Inc.*^	1,314,414

87,400	Omniture, Inc.*	1,230,592

176,680	Opsware, Inc.*^	1,558,318

99,837	Rackable Systems, Inc.*^	3,091,951

130,900	RightNow Technologies, Inc.*^	2,254,098

38,940	THQ, Inc.*	1,266,329

51,060	Ultimate Software Group, Inc.*	1,187,656

76,110	Websense, Inc.*	1,737,591

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Technology, continued

268,250	Wind River Systems, Inc.*	$2,749,562

146,980	Witness Systems, Inc.*^	2,576,559

		40,107,015

Transportation (4.9%):

42,600	Copa Holdings SA, Class A	1,983,456

51,800	Kirby Corp.*	1,767,934

69,590	Knight Transportation, Inc.^	1,186,510

94,640	UTI Worldwide, Inc.	2,829,736

		7,767,636

Waste Disposal (2.5%):

243,110	Basin Water, Inc.*^	1,645,855

97,000	Fuel Tech, Inc.*	2,390,080

		4,035,935

Total Common Stocks (Cost $142,930,518)		155,820,198

Collateral for Securities on Loan (30.5%):

48,477,325	Allianz Dresdner Daily Asset Fund#	48,477,325

Total Collateral for Securities on Loan (Cost $48,477,325)		48,477,325

Deposit Account (3.9%):

6,161,614	NTRS London Deposit Account	6,161,614

Total Deposit Account (Cost $6,161,614)		6,161,614

Total Investment Securities (Cost $197,569,457)(a)—132.6%		210,459,137
Net other assets (liabilities)—(32.6)%		(51,771,684)

Net Assets—100.0%		$158,687,453

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $198,023,211. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$17,008,901

Unrealized depreciation	(4,572,975)

Net unrealized appreciation	$12,435,926

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	90.8%

Canada	3.2%

Bermuda	3.0%

Virgin Islands	1.8%

Panama	1.2%

100.0%

See notes to schedules of portfolio investments and notes to financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL OCC
Opportunity Fund

Assets

Investment securities, at cost	$197,569,457

Investment securities, at value*^	$210,459,137

Interest and dividends receivable	13,477

Receivable for capital shares issued	27,098

Receivable for investments sold	1,550,699

Prepaid expenses	2,157

Total Assets	212,052,568

Liabilities

Payable for investments purchased	4,707,673

Payable for return of collateral received	48,477,325

Manager fees payable	115,424

Administration fees payable	6,502

Distribution fees payable	33,948

Administrative and compliance services fees payable	431

Other accrued liabilities	23,812

Total Liabilities	53,365,115

Net Assets	$158,687,453

Net Assets Consist of:

Capital	$123,783,385

Net realized gains/(losses) on investment transactions	22,014,388

Net unrealized appreciation/(depreciation) on investments	12,889,680

Net Assets	$158,687,453

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,019,110

Net Asset Value (offering and redemption price per share)	$15.84

*	Includes securities on loan of $46,308,950.

^	Includes investment in affiliate of $48,477,325.

See notes to schedules of portfolio investments and notes to financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL OCC
Opportunity Fund

Investment Income:

Interest	$162,168

Dividends	76,504

Income from securities lending	182,939

Total Investment Income	421,611

Expenses:

Manager fees	1,297,821

Administration fees	83,889

Distribution fees	381,711

Audit fees	7,296

Administrative and compliance services fees	2,337

Custodian fees	25,245

Legal fees	11,353

Trustees’ fees	8,380

Recoupment of prior expenses reimbursed by the Manager	9,442

Other expenses	37,891

Total expenses before reductions	1,865,365

Less Expenses paid indirectly	(37,512)

Total Expenses	1,827,853

Net Investment Income/(Loss)	(1,406,242)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	23,874,383

Change in unrealized appreciation/depreciation on investments	(8,300,352)

Net Realized and Unrealized Gains/(Losses) on Investments	15,574,031

Change in Net Assets Resulting from Operations	$14,167,789

See notes to schedules of portfolio investments and notes to financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL OCC
	Opportunity Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(1,406,242)	$(1,283,097)

Net realized gains/(losses) on investment transactions	23,874,383	6,137,243

Change in unrealized appreciation/depreciation on investments	(8,300,352)	1,337,159

Change in net assets resulting from operations:	14,167,789	6,191,305

Dividends to Shareholders:

From net realized gains	(4,937,165)	—

Change in net assets resulting from dividends to shareholders	(4,937,165)	—

Capital Transactions:

Proceeds from shares issued	43,487,327	19,528,535

Proceeds from dividends reinvested	4,937,165	—

Value of shares redeemed	(31,527,491)	(15,977,052)

Change due to capital contributions	16,897,001	3,551,483

Change in net assets	26,127,625	9,742,788

Net Assets:

Beginning of period	132,559,828	122,817,040

End of period	$158,687,453	$132,559,828

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	2,725,296	1,435,649

Dividends reinvested	348,423	—

Shares redeemed	(2,076,330)	(1,198,324)

Change in shares	997,389	237,325

See notes to schedules of portfolio investments and notes to financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,				May 1, 2002 to
					December 31,
	2006	2005	2004	2003	2002(a)

Net Asset Value, Beginning of Period	$14.69	$13.98	$13.01	$8.09	$10.00

Investment Activities:

Net Investment Income/(Loss)	(0.14)	(0.14)	(0.11)	(0.07)	(0.02)

Net Realized and Unrealized Gains/(Losses) on Investments	1.80	0.85	1.11	5.09	(1.89)

Total from Investment Activities	1.66	0.71	1.00	5.02	(1.91)

Dividends to Shareholders From:

Net Realized Gains	(0.51)	—	(0.03)	(0.10)	—

Total Dividends	(0.51)	—	(0.03)	(0.10)	—

Net Asset Value, End of Period	$15.84	$14.69	$13.98	$13.01	$8.09

Total Return*(b)	11.68%	5.08%	7.76%	62.03%	(19.10)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$158,687	$132,560	$122,817	$64,589	$13,913

Net Investment Income/(Loss)(c)	(0.92)%	(1.06)%	(1.02)%	(1.11)%	(0.57)%

Expenses Before Reductions**(c)	1.22%	1.35%	1.32%	1.39%	2.38%

Expenses Net of Reductions(c)	1.20%	1.35%	1.32%	1.25%	1.25%

Expenses Net of Reductions(c)(d)	1.22%	N/A	N/A	N/A	N/A

Portfolio Turnover Rate(b)	269.47%	193.67%	189.43%	174.59%	144.70%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See notes to schedules of portfolio investments and notes to financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL OCC Opportunity Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors LLC the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL OCC Opportunity Fund	$48,477,325	$46,308,950

The Fund received cash collateral for securities loaned. The cash was invested in Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement effective August 28, 2006, between the Manager and Oppenheimer Capital LLC (“OCC”), OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the State of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. Prior to August 28, 2006, the Fund was subadvised by OppenheimerFunds, Inc. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL OCC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006 there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2006

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $47,598 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $6,990 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2006

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL OCC Opportunity Fund	$410,950,635	$399,822,822

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $4,937,165 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL OCC Opportunity Fund	$7,378,467	$15,089,675	$22,468,142	$12,435,926	$34,904,068

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Opportunity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2006, the Fund had net long term capital gains of $4,937,165.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Special Meeting of Shareholders (Unaudited)

During the fiscal year ended December 31, 2006, action was taken by the Fund as follows:

On August 24, 2006, a Special Meeting of the Shareholders of the OCC Opportunity Fund approved a subadvisory agreement between Allianz Life Advisers, LLC and Oppenheimer Capital LLC (“OpCap”), so that OpCap will replace OppenheimerFunds, Inc. as the subadvisor for the Fund.

Votes
			% of	% of	% of
			outstanding	outstanding	outstanding
For	Against	Abstain	For	Against	Abstain

9,241,429.832	239,759.142	489,279.702	92.688%	2.405%	4.907%
18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance process; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

23

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM OCC
Renaissance Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM OCC Renaissance Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM OCC Renaissance Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the period ended December 31, 2006 the AZLSM OCC Renaissance Fund produced a 10.83% total return, that compared to a 20.22% gain for its benchmark, the Russell Midcap® Value Index1.
Value-oriented mid-cap stocks posted strong gains during 2006, helping the Fund generate a solid absolute return. The period was characterized by significant volatility, however, and market leadership shifted dramatically among the various economic sectors.
Stock selection within the financials sector was the primary reason that the Fund trailed its benchmark index for the period. Certain financials holdings, including shares of an insurance firm, a mortgage insurer and a brokerage firm, posted negative returns as the result of company-specific problems. Likewise, stock selection in the materials sector dragged on the Fund’s performance against its benchmark. An underweight position versus the benchmark in consumer staples stocks also weighed on relative performance, as investors rotated into the staples sector during the period.*
Security selection among energy stocks boosted the Fund’s performance relative to its benchmark. Shares of a large integrated oil firm and a Canadian oil company particularly helped the Fund’s energy holdings outperform the energy stocks in the index. Selection in the telecommunications sector also helped relative returns, as a large wireline stock and a telecommunications services provider generated strong performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell Midcap® Value Index measures the performance of the securities found in the Russell MidCap universe with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM OCC Renaissance Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM OCC Renaissance Fund	10.83%	7.07%	7.85%	9.65%

Russell Midcap® Value Index	20.22%	18.77%	15.88%	17.43%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell Midcap® Value Index, an unmanaged index that measures the performance of the securities found in the Russell Midcap universe with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Rusell Midcap® Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL OCC Renaissance Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL OCC Renaissance Fund	$1,000.00	$1,103.20	$5.46	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL OCC Renaissance Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL OCC Renaissance Fund	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL OCC Renaissance Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investments	net assets*

Aerospace	5.7%

Building & Construction	2.6

Capital Goods	4.1

Commercial Products	1.3

Consumer Discretionary	7.8

Consumer Services	7.6

Consumer Staples	1.7

Energy	6.2

Financial Services	30.1

Healthcare	7.4

Information Technology	1.2

Material and Processing	0.9

Technology	6.7

Telecommunications	2.3

Transportation	3.0

Utilities	9.5

Short-Term Investments	14.4

112.5%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.1%):

Aerospace (5.7%):

123,700	DRS Technologies, Inc.	$6,516,516

284,300	Goodrich Corp.	12,949,865

		19,466,381

Building & Construction (2.6%):

76,300	Centex Corp.	4,293,401

91,300	Lennar Corp.^	4,789,598

		9,082,999

Capital Goods (4.1%):

48,300	Joy Global, Inc.	2,334,822

43,000	Parker Hannifin Corp.	3,305,840

245,900	Zebra Technologies Corp., Class A*^	8,554,861

		14,195,523

Commercial Products (1.3%):

111,400	ChoicePoint, Inc.*	4,386,932

Consumer Discretionary (7.8%):

185,700	Dollar General Corp.	2,982,342

57,400	Family Dollar Stores, Inc.	1,683,542

137,200	K-Swiss, Inc., Class A	4,217,528

145,300	Oshkosh Truck Corp.	7,035,426

45,000	Ross Stores, Inc.	1,318,500

228,100	TJX Cos., Inc.	6,496,288

65,700	Walgreen Co.	3,014,973

		26,748,599

Consumer Services (7.6%):

87,900	Lamar Advertising Co., Class A*^	5,747,781

239,600	Royal Caribbean Cruises, Ltd.	9,914,648

758,700	WPP Group plc	10,272,853

		25,935,282

Consumer Staples (1.7%):

92,100	Clorox Co.	5,908,215

Energy (6.2%):

74,000	ConocoPhillips	5,324,300

122,900	National-Oilwell Varco, Inc.*	7,519,022

277,000	Prosafe ASA Co.	3,919,893

164,100	Range Resources Corp.	4,506,186

		21,269,401

Financial Services (30.1%):

61,200	AFLAC, Inc.	2,815,200

57,600	Ambac Financial Group, Inc.	5,130,432

199,100	CBL & Associates Properties, Inc.	8,630,985

83,000	CIT Group, Inc.	4,628,910

55,700	Citigroup, Inc.	3,102,490

299,900	Conseco, Inc.*^	5,992,002

87,200	Countrywide Financial Corp.^	3,701,640

124,900	J.P. Morgan Chase & Co.	6,032,670

45,000	M&T Bank Corp.	5,497,200

89,100	MBIA, Inc.	6,509,646

36,900	PartnerRe, Ltd.	2,621,007

142,860	Platinum Underwriters Holdings, Ltd.	4,420,088

88,700	ProLogis Co.	5,390,299

91,000	Reinsurance Group of America, Inc.^	5,068,700

233,400	StanCorp Financial Group, Inc.	10,514,670

150,500	TD Ameritrade Holding Corp.*	2,435,090

151,300	The Bank of New York Co., Inc.	5,956,681

74,300	Wachovia Corp.	4,231,385

131,200	Zions Bancorp	10,816,129

		103,495,224

Health Care (7.4%):

40,300	Barr Pharmaceuticals, Inc.*	2,019,836

57,900	Coventry Health Care, Inc.*	2,897,895

64,500	DaVita, Inc.*	3,668,760

156,800	Health Net, Inc.*	7,629,888

66,500	Invitrogen Corp.*^	3,763,235

35,800	Laboratory Corp. of America Holdings*	2,630,226

34,800	Wellpoint, Inc.*	2,738,412

		25,348,252

Information Technology (1.2%):

59,200	CDW Corp.	4,162,944

Materials & Processing (0.9%):

288,900	Smurfit-Stone Container Corp.*	3,050,784

Technology (6.7%):

86,450	AMETEK, Inc.	2,752,568

24,900	Amphenol Corp., Class A	1,545,792

91,776	CACI International, Inc., Class A*	5,185,344

131,000	Fairchild Semiconductor International, Inc.*	2,202,110

154,100	Gentex Corp.^	2,397,796

45,000	ManTech International Corp., Class A*	1,657,350

161,114	Tektronix, Inc.	4,699,695

55,100	Thermo Fisher Scientific, Inc.*	2,495,479

		22,936,134

Telecommunications (2.3%):

186,000	AT&T, Inc.^	6,649,500

54,200	Motorola, Inc.	1,114,352

		7,763,852

Transportation (3.0%):

49,900	Union Pacific Corp.	4,591,798

191,800	UTI Worldwide, Inc.	5,734,820

		10,326,618

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued

Utilities (9.5%):

84,700	Dominion Resources, Inc.	$7,101,248

129,200	DPL, Inc.^	3,589,176

268,368	Duke Energy Corp.^	8,912,501

43,900	Entergy Corp.	4,052,848

66,500	SCANA Corp.	2,701,230

86,672	Vectren Corp.	2,451,084

80,300	Wisconsin Energy Corp.	3,811,038

		32,619,125

Total Common Stocks (Cost $313,290,579)		336,696,265

Collateral for Securities on Loan (10.3%):

35,228,850	Allianz Dresdner Daily Asset Fund#	35,228,850

Total Collateral for Securities on Loan (Cost $35,228,850)		35,228,850

Deposit Account (4.1%):

13,962,940	NTRS London Deposit Account	13,962,940

Total Deposit Account (Cost $13,962,940)		13,962,940

Total Investment Securities (Cost $362,482,369)(a)—112.5%		385,888,055
Net other assets (liabilities)—(12.5)%		(42,969,087)

Net Assets—100.0%		$342,918,968

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of a security is loaned as of December 31, 2006.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $363,536,568. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$30,144,472

Unrealized depreciation	(7,792,985)

Net unrealized appreciation	$22,351,487

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	89.6%

United Kingdom	2.9%

Liberia	2.8%

Bermuda	2.0%

Virgin Islands	1.6%

Norway	1.1%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL OCC
Renaissance Fund

Assets

Investment securities, at cost	$362,482,369

Investment securities, at value*	$385,888,055

Cash	221,659

Foreign currency, at value (cost $41)	40

Interest and dividends receivable	426,327

Prepaid expenses	4,789

Total Assets	386,540,870

Liabilities

Payable for investments purchased	7,497,931

Payable for capital shares redeemed	554,128

Payable for return of collateral received	35,228,850

Manager fees payable	217,404

Administration fees payable	14,072

Distribution fees payable	72,468

Administration and compliance service fees payable	1,779

Other accrued liabilities	35,270

Total Liabilities	43,621,902

Net Assets	$342,918,968

Net Assets Consist of:

Capital	$276,453,557

Accumulated net investment income/(loss)	2,231,626

Net realized gains/(losses) on investment transactions	40,828,100

Net unrealized appreciation/(depreciation) on investments	23,405,685

Net Assets	$342,918,968

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,217,485

Net Asset Value (offering and redemption price per share)	$13.08

*	Includes securities on loan of $34,342,089.

^	Includes investment in affiliate of $35,228,850.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL OCC
Renaissance Fund

Investment Income:

Interest	$379,731

Dividends	5,704,896

Foreign tax withholding	(52,839)

Income from securities lending	53,616

Total Investment Income	6,085,404

Expenses:

Manager fees	2,761,845

Administration fees	203,986

Distribution fees	920,615

Audit fees	16,720

Administrative and compliance services fees	6,324

Custodian fees	41,933

Legal fees	27,379

Trustees’ fees	21,168

Other expenses	10,710

Total expenses before reductions	4,010,680

Less expenses paid indirectly	(177,810)

Net Expenses	3,832,870

Net Investment Income/(Loss)	2,252,534

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	41,606,868

Change in unrealized appreciation/depreciation on investments	(5,094,696)

Net Realized and Unrealized Gains/(Losses) on Investments	36,512,172

Change in Net Assets Resulting from Operations	$38,764,706

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL OCC
	Renaissance Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$2,252,534	$1,001,812

Net realized gains/(losses) on investment transactions	41,606,868	29,157,090

Change in unrealized appreciation/depreciation on investments	(5,094,696)	(47,833,537)

Change in net assets resulting from operations:	38,764,706	(17,674,635)

Dividends to Shareholders:

From net investment income	(1,002,285)	—

From net realized gains	(29,691,976)	(35,774,867)

Change in net assets resulting from dividends to shareholders	(30,694,261)	(35,774,867)

Capital Transactions:

Proceeds from shares issued	33,418,017	84,585,214

Proceeds from dividends reinvested	30,694,261	35,774,867

Value of shares redeemed	(157,211,573)	(93,829,601)

Change in net assets from capital transactions	(93,099,295)	26,530,480

Change in net assets	(85,028,850)	(26,919,022)

Net Assets:

Beginning of period	427,947,818	454,866,840

End of period	$342,918,968	$427,947,818

Accumulated net investment income/(loss)	$2,231,626	$1,002,285

Share Transactions:

Shares issued	2,511,972	6,269,805

Dividends reinvested	2,520,054	2,861,990

Shares redeemed	(11,721,012)	(7,117,279)

Change in shares	(6,688,986)	2,014,516

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$13.00	$14.72	$12.93	$8.23	$11.02

Investment Activities:

Net Investment Income/(Loss)	0.10	0.03	(0.03)	— *	— *

Net Realized and Unrealized Gains/(Losses) on Investments	1.24	(0.60)	1.92	4.82	(2.76)

Total from Investment Activities	1.34	(0.57)	1.89	4.82	(2.76)

Dividends to Shareholders From:

Net Investment Income	(0.04)	—	—	— *	— *

Net Realized Gains	(1.22)	(1.15)	(0.10)	(0.12)	(0.03)

Total Dividends	(1.26)	(1.15)	(0.10)	(0.12)	(0.03)

Net Asset Value, End of Period	$13.08	$13.00	$14.72	$12.93	$8.23

Total Return**	10.83%	(3.49)%	14.75%	58.66%	(25.08)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$342,919	$427,948	$454,867	$252,374	$78,249

Net Investment Income/(Loss)	0.61%	0.23%	(0.26)%	(0.02)%	0.06%

Expenses Before Reductions***	1.09%	1.19%	1.24%	1.25%	1.40%

Expenses Net of Reductions	1.04%	1.11%	1.24%	1.10%	1.10%

Expenses Net of Reductions(a)	1.09%	1.19%	N/A	N/A	N/A

Portfolio Turnover Rate	115.98%	137.19%	43.66%	61.79%	66.85%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL OCC Renaissance (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL OCC Renaissance Fund	$35,228,850	$34,342,089

The Fund received cash collateral for securities loaned. The cash was invested in an Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Oppenheimer Capital LLC (“OCC”), OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL OCC Renaissance Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Life Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $9,065 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Notes to the Financial Statements, continued
December 31, 2006

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $17,931 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less that one year from acquisition) were as follows:

	Purchases	Sales

AZL OCC Renaissance Fund	$418,605,609	$530,422,403

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $1,002,285 related to ordinary income and $29,691,976 related to net long term capital gains and for the year ended December 31, 2005 were $9,699,680 related to ordinary income and $26,075,187 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Renaissance Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL OCC Renaissance Fund	$13,263,322	$30,850,602	$44,113,924	$22,351,487	$66,465,411

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Renaissance Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

For the period ended December 31, 2006 the Fund had net long term capital gains of $29,691,976.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

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with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

23

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM OCC
Value Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM OCC Value Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM OCC Value Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM OCC Value Fund returned 20.11% compared to a 22.25% gain for its benchmark, the Russell 1000® Value Index1.
Value stocks posted strong performance, helping this Fund generate good absolute returns. The Fund slightly underperformed its benchmark, however.
Stock selection in the consumer discretionary sector weighed on returns against the benchmark. The Fund emphasized shares of homebuilders, which suffered as the housing market experienced a dramatic downturn. Selection among information technology stocks also dragged on relative performance, as shares of a security software firm and a wireless technology company posted losses.*
Selection among energy stocks boosted the Fund’s return, despite the negative effect of an underweight position in the sector. The Fund’s subadviser focused on shares of large integrated oil companies, which generally outperformed other energy stocks. A combination of stock selection and an overweight allocation in the industrials sector also helped the Fund’s performance, as shares of an airline, an industrial conglomerate and an aerospace firm all posted strong gains. Finally, both selection and an overweight position in materials stocks lifted returns, in part due to powerful returns from a nickel- and copper-mining stock.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM OCC Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $ 10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM OCC Value Fund	20.11%	12.84%	9.40%	11.07%

Russell 1000® Value Index	22.25%	15.09%	10.86%	11.84%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL OCC Value Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL OCC Value Fund	$1,000.00	$1,175.30	$6.03	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL OCC Value Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL OCC Value Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL OCC Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investments	net assets*

Aerospace	0.9%

Building & Construction	5.0

Capital Goods	4.0

Consumer Discretionary	2.9

Consumer Services	4.1

Energy	16.6

Financial Services	36.2

Health Care	9.5

Industrial	0.9

Materials & Processing	2.3

Multi-Media	0.9

Technology	1.2

Telecommunications	7.3

Transportations	1.4

Utilities	4.9

Short-Term Investments	9.4

107.5%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.1%):

Aerospace (0.9%):

25,000	The Boeing Co.	$2,221,000

Building & Construction (5.0%):

120,000	D. R. Horton, Inc.	3,178,800

176,000	Lennar Corp.	9,232,960

		12,411,760

Capital Goods (4.0%):

106,600	Honeywell International, Inc.	4,822,584

65,300	Parker Hannifin Corp.	5,020,264

		9,842,848

Consumer Discretionary (2.9%):

270,400	Dollar General Corp.^	4,342,624

35,000	Federated Department Stores, Inc.	1,334,550

52,000	TJX Cos., Inc.	1,480,960

		7,158,134

Consumer Services (4.1%):

207,100	Carnival Corp.^	10,158,255

Energy (16.6%):

88,000	BP plc, ADR^	5,904,800

206,000	Chevron Corp.	15,147,180

173,900	ConocoPhillips	12,512,105

123,600	GlobalSantaFe Corp.	7,265,208

		40,829,293

Financial Services (36.2%):

58,900	Allstate Corp.	3,834,979

64,000	American International Group, Inc.	4,586,240

86,000	Bank of America Corp.	4,591,540

126,000	Bank of New York Co., Inc.	4,960,620

313,000	Countrywide Financial Corp.	13,286,850

29,200	Everest Re Group, Ltd.	2,864,812

48,000	Hartford Financial Services Group, Inc.	4,478,880

201,000	J.P. Morgan Chase & Co.	9,708,300

159,000	MBIA, Inc.^	11,616,540

59,300	Merrill Lynch & Co., Inc.	5,520,830

146,000	MetLife, Inc.^	8,615,460

71,400	Morgan Stanley	5,814,102

72,800	RenaissanceRe Holdings, Ltd.	4,368,000

139,000	Wells Fargo & Co.	4,942,840

		89,189,993

Health Care (9.5%):

118,600	Aetna, Inc.	5,121,148

48,100	Health Net, Inc.*^	2,340,546

335,200	Pfizer, Inc.	8,681,680

93,000	Wellpoint, Inc.*	7,318,170

		23,461,544

Industrial (0.9%):

46,200	American Standard Cos., Inc.^	2,118,270

Materials & Processing (2.3%):

122,600	Temple-Inland, Inc.^	5,643,278

Multi-Media (0.9%):

60,300	Dow Jones & Co., Inc.^	2,291,400

Technology (1.2%):

118,600	Dell, Inc.*	2,975,674

Telecommunications (7.3%):

294,000	AT&T, Inc.^	10,510,500

245,000	Motorola, Inc.	5,037,200

180,899	Windstream Corp.	2,572,388

		18,120,088

Transportation (1.4%):

36,200	Union Pacific Corp.	3,331,124

Utilities (4.9%):

144,000	Dominion Resources, Inc.	12,072,960

Total Common Stocks (Cost $206,873,141)		241,825,621

Collateral for Securities on Loan (7.5%):

18,508,548	Northern Trust Liquid Institutional Asset Portfolio	18,508,548

Total Collateral for Securities on Loan (Cost $18,508,548)		18,508,548

Deposit Account (1.9%):

4,722,083	NTRS London Deposit Account	4,722,083

Total Deposit Account (Cost $4,722,083)		4,722,083

Total Investment Securities (Cost $230,103,772)(a)—107.5%		265,056,252
Net other assets (liabilities)—(7.5)%		(18,481,229)

Net Assets—100.0%		$246,575,023

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $230,284,647. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$35,790,056

Unrealized depreciation	(1,018,451)

Net unrealized appreciation	$34,771,605

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	87.6%

Panama	4.1%

Cayman Islands	3.0%

Bermuda	2.9%

United Kingdom	2.4%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL OCC
Value Fund

Assets

Investment securities, at cost	$230,103,772

Investment securities, at value*	$265,056,252

Interest and dividends receivable	208,623

Receivable for capital shares issued	53,662

Prepaid expenses	3,187

Total Assets	265,321,724

Liabilities

Payable for capital shares redeemed	433

Payable for return of collateral received	18,508,548

Manager fees payable	155,181

Administration fees payable	10,098

Distribution fees payable	51,727

Administration and compliance services fees payable	1,510

Other accrued liabilities	19,204

Total Liabilities	18,746,701

Net Assets	$246,575,023

Net Assets Consist of:

Capital	$193,194,158

Accumulated net investment income/(loss)	2,776,790

Net realized gains/(losses) on investment transactions	15,651,595

Net unrealized appreciation/(depreciation) on investments	34,952,480

Net Assets	$246,575,023

Shares of beneficial interest (Unlimited number of shares authorized, no par value)	16,863,449

Net Asset Value (offering and redemption price per share)	$14.62

*	Includes securities on loan of $18,074,733.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL OCC
Value Fund

Investment Income:

Interest	$179,030

Dividends	4,984,982

Foreign tax withholding	(20,511)

Income from securities lending	70,213

Total Investment Income	5,213,714

Expenses:

Manager fees	1,620,649

Administration fees	118,919

Distribution fees	540,216

Audit fees	30,510

Administrative and compliance services fees	4,126

Custodian fees	21,387

Legal fees	21,227

Trustees’ fees	16,619

Recoupment of prior expenses reimbursed by the Manager	84,339

Other expenses	24,279

Total expenses before reductions	2,482,271

Less expenses paid indirectly	(61,686)

Net Expenses	2,420,585

Net Investment Income/(Loss)	2,793,129

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	15,808,462

Change in unrealized appreciation/depreciation on investments	21,037,603

Net Realized and Unrealized Gains/(Losses) on Investments	36,846,065

Change in Net Assets Resulting from Operations	$39,639,194

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL OCC Value Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$2,793,129	$1,755,346

Net realized gains/(losses) on investment transactions	15,808,462	14,638,136

Change in unrealized appreciation/depreciation on investments	21,037,603	(10,816,361)

Change in net assets resulting from operations:	39,639,194	5,577,121

Dividends to Shareholders:

From net investment income	(1,757,855)	(555,405)

From net realized gains	(14,404,339)	(12,007,220)

Change in net assets resulting from dividends to shareholders	(16,162,194)	(12,562,625)

Capital Transactions:

Proceeds from shares issued	28,372,834	33,768,648

Proceeds from dividends reinvested	16,162,194	12,562,625

Value of shares redeemed	(45,131,695)	(45,040,103)

Change in net assets from capital transactions	(596,667)	1,291,170

Change in net assets	22,880,333	(5,694,334)

Net Assets:

Beginning of period	223,694,690	229,389,024

End of period	$246,575,023	$223,694,690

Accumulated net investment income/(loss)	$2,776,790	$1,757,855

Share Transactions:

Shares issued	2,058,051	2,564,905

Dividends reinvested	1,216,116	977,637

Shares redeemed	(3,350,875)	(3,464,529)

Change in shares	(76,708)	78,013

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$13.20	$13.60	$11.77	$8.15	$10.96

Investment Activities:

Net Investment Income/(Loss)	0.19	0.10	0.06	0.06	0.02

Net Realized and Unrealized Gains/(Losses) on Investments	2.36	0.23	1.87	3.62	(2.74)

Total from Investment Activities	2.55	0.33	1.93	3.68	(2.72)

Dividends to Shareholders From:

Net Investment Income	(0.12)	(0.03)	(0.02)	(0.06)	(0.02)

Net Realized Gains	(1.01)	(0.70)	(0.08)	—	(0.07)

Total Dividends	(1.13)	(0.73)	(0.10)	(0.06)	(0.09)

Net Asset Value, End of Period	$14.62	$13.20	$13.60	$11.77	$8.15

Total Return*	20.11%	2.67%	16.52%	45.21%	(24.90)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$246,575	$223,695	$229,389	$84,964	$23,347

Net Investment Income/(Loss)	1.29%	0.76%	0.56%	0.73%	0.57%

Expenses Before Reductions**	1.15%	1.20%	1.19%	1.27%	1.78%

Expenses Net of Reductions	1.12%	1.15%	1.18%	1.10%	1.10%

Expenses Net of Reductions(a)	1.15%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate	85.04%	122.68%	38.88%	80.85%	115.67%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL OCC Value Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2006

borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL OCC Value Fund	$18,508,548	$18,074,733

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Oppenheimer Capital LLC (“OCC”), OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL OCC Value Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2006

assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $13,257 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL OCC Value Fund	$180,838,607	$194,124,317

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law capital losses realized after October 31 of a Fund’s fiscal year may be deferred as treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $4 of deferred post October capital and currency losses; which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $2,541,058 related to ordinary income and $13,621,136 related to net long term capital gains and for the year ended December 31, 2005 was $6,739,130 related to ordinary income and $5,823,495 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Value Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed		Accumulated		Total
	Ordinary	Long Term	Accumulated	Capital of	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings

AZL OCC Value Fund	$9,031,917	$9,577,347	$18,609,264	$(4)	$34,771,605	$53,380,865

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $13,621,136.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Oppenheimer
Developing Markets Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 10

Statement of Operations	Page 11

Statement of Changes in Net Assets	Page 12

Financial Highlights	Page 13

Notes to the Financial Statements	Page 14

Report of Independent Registered Public Accounting Firm	Page 20

Other Federal Income Tax Information	Page 21

Approval of Investment Advisory and Subadvisory Agreements	Page 22

Information about Trustees and Officers	Page 26

Other Information	Page 27
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer Developing Markets Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer Developing Markets Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance from its inception on May 1, 2006 through the period ended December 31, 2006?
From its inception through the period ended December 31, 2006, the AZLSM Oppenheimer Developing Markets Fund gained 5.70% compared to a 10.38% return for its benchmark, the MSCI Emerging Markets Index1.
Emerging markets fell sharply during the second quarter and then rallied late in 2006. Emerging markets stocks on the whole posted solid gains between the Fund’s inception and the end of the year, and that environment contributed to the Fund’s positive return.
This Fund’s portfolio managers employ a bottom-up stock-selection approach, and do not attempt to make bets on particular markets or regions. Certain stock selections dragged considerably on the Fund’s returns relative to its benchmark. They included shares of a Taiwanese device manufacturer that specializes in design and manufacture of MP3 players, GPS systems and wireless handsets. The company’s most important supply relationship is with Apple, and its stock suffered after Apple early in the year announced weaker than expected iPod sales. The portfolio managers maintained the Fund’s position in the stock, however, due to their belief that it remained an excellent long-term growth opportunity. Shares of a gold-producing company also weighed on relative returns, as gold stocks were hurt by moderating U.S. economic growth. Again, the Fund’s portfolio managers maintained its position in the stock, because they believe the firm offers good long-term growth potential.*
Certain stocks improved the Fund’s performance. They included shares of a diversified Indonesian mining company that produces nickel, iron, gold and other metals. That stock benefited as rising demand for commodities in newly industrialized regions, such as China, drove up commodity prices. Similarly, stock in a Philippines-based shopping developer performed well and helped the Fund’s returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.

1

AZLSM Oppenheimer Developing Markets Fund Review
Fund Objective
The Fund’s investment objective is aggressive capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in foreign companies in developing markets with high growth potential.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.
International investing involves increased risk and volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2006

Since
Inception
(5/1/06)

AZLSM Oppenheimer Developing Markets Fund	5.70%

MSCI Emerging Markets Index	10.38%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the MSCI Emerging Markets Index an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI Emerging Markets Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Oppenheimer Developing Markets Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer Developing Markets Fund	$1,000.00	$1,239.20	$8.80	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year to reflect one half-year period.

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Oppenheimer Developing Markets Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer Developing Markets Fund	$1,000.00	$1,017.34	$7.93	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year to reflect one half-year period.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Oppenheimer Developing Markets Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investments	net assets*

Aerospace/Defense	0.5%

Automobiles	3.5

Banking/Financial Services	15.8

Beverages	1.0

Chemicals	0.1

Computers	5.2

Construction	4.8

Cosmetics & Toiletries	1.1

Diversified	2.6

E-Commerce	0.2

Electronics	8.7

Food	1.8

Health Care	0.7

Insurance	0.8

Manufacturing	5.5

Media	0.4

Metals/Mining	8.7

Oil/Gas	13.9

Pharmaceuticals	0.9

Real Estate	3.3

Retail/Wholesale	3.6

Telecommunications	9.6

Tobacco	1.4

Transportation	1.5

Utilities	0.5

Short-Term Investments	12.6

108.7%

*	Investments are shown as a percentage of net assets, not total investment. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Schedule of Portfolio Investments
December 31, 2006

Shares		Value

Common Stocks (96.1%):

Aerospace/ Defense (0.5%):

1,197	Elbit Systems, Ltd.	$38,651

43,000	Empresa Brasileira de Aeronautica SA	444,722

		483,373

Automobiles (3.5%):

7,400	Bajaj Auto, Ltd.	437,982

1,260	China Motor Corp.	1,161

26,357	Ford Otomotiv Sanayi A/S	212,240

7,503	Hyundai Motor Co.*	545,173

3,100	Hyundai Motor Co., Ltd., Preferred Shares*	132,025

38,420	Kia Motors Corp.*	554,510

34,768	Mahindra & Mahindra, Ltd.	713,778

81,100	Rico Auto Industries, Ltd.	114,499

105,880	Ssangyong Motor Co.*	597,206

		3,308,574

Banking/ Financial Services (15.8%):

340	Banco Bradesco SA*	13,401

11,100	Banco Bradesco SA, ADR^	447,885

20,080	Banco Bradesco SA, Preferred Shares	809,609

28,700	Banco Latinoamericano de Exportaciones SA^	486,752

12,000	Banco Nossa Caixa SA	267,513

55,342	Bank Hapoalim BM	259,341

67,100	Bank Leumi Le-Israel	271,833

397,933	Cathay Financial Holding Co., Ltd.	901,640

23,800	Commercial International Bank Corp.	241,156

37,700	Commercial International Bank Corp., GDR	368,572

14,380	Daegu Bank*	245,215

12,600	Fubon Financial Holding Co., Ltd., GDR^	117,937

856,000	Fubon Financial Holdings Co., Ltd.	799,811

25,500	Grupo Financiero Banorte, SA de CV	99,780

181,200	Grupo Financiero Inbursa, SA de CV	356,525

12,820	Hana Financial Group, Inc.	672,708

31,600	Housing Development Finance Ltd.	1,161,787

21,400	ICICI Bank, Ltd., ADR	893,236

699,000	Industrial and Commercial Bank of China*	432,858

149,000	Israel Discount Bank*	331,037

22,546	Jeonbuk Bank	241,129

164,913	Kiatnakin Finance Public Co., Ltd.	126,181

5,800	Kookmin Bank, ADR*	467,712

12,920	Korea Exchange Bank Co.*	177,809

7,160	Korea Investment Holdings Co., Ltd.	355,342

4,940	Mirae Asset Securities Co., Ltd.	397,866

6,400	OTP Bank Nyrt.	291,706

1,531,000	PT Bank Mandiri	494,091

16,350	Pusan Bank Co.*	203,138

20,800	Reliance Capital, Ltd.	285,334

79,530	Shin Kong Financial Holding Co., Ltd.	85,567

5,800	Shinhan Financial Group Co., Ltd.*	297,365

15,900	Standard Bank Group, Ltd.	214,520

298,200	TISCO Bank Public Co., Ltd.	185,050

5,940,600	TMB Bank Corp.*	436,069

68,319	Turkiye Is Bankasi (Isbank)	311,510

138,300	Turkiye Vakiflar Bankasi TAO	645,541

21,200	Woori Finance Holdings Co., Ltd.*	505,188

		14,899,714

Beverages (1.0%):

2,100	Companhia de Bebidas das Americas, ADR^	92,190

2,100	Companhia de Bebidas das Americas, ADR, Preferred Shares	102,480

5,050	Fomento Economico Mexicano, SA de CV, ADR	584,588

35,400	United Breweries, Ltd.	142,566

		921,824

Chemicals (0.1%):

4,700	Makhteshim-Agan Industries, Ltd.	26,698

23,000	Taiwan Fertilizer Co., Ltd.	43,930

		70,628

Computers (5.2%):

28,900	HCL Technologies, Ltd.	418,059

10,600	High Tech Computer Corp.	208,757

27,200	Infosys Technologies, Ltd.	1,372,620

471,080	Inventec Co., Ltd.	412,306

375,337	Lite-On Technology Corp.	508,919

266,815	Mitac International Corp.	322,978

409,613	Quanta Computer, Inc.	739,563

33,398	Tata Consultancy Services, Ltd.	919,885

		4,903,087

Construction (4.8%):

19,614	Aveng, Ltd.^	94,086

21,436	Cemex, SA de CV, ADR	725,181

44,000	Consorcio ARA, SA de CV	299,583

130,000	Continental Engineering Corp.	113,020

89,900	Corporacion GEO, SA de CV, Series B*	450,541

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares		Value

Common Stocks, continued
Construction, continued

128,800	Empresas ICA, SA de CV*	$486,803

8,200	FLSmidth & Co. A/S	521,136

2,798	GS Engineering & Construction Corp.*	249,055

4,800	Hyundai Development Co.*	294,110

9,528	Hyundai Engineering & Construction Co., Ltd.*	581,972

5,050	Kyeryong Construction Industrial Co., Ltd.*	212,488

73,100	Murray & Roberts Holdings, Ltd.	418,304

900	Orascom Construction Industries	43,162

		4,489,441

Cosmetics & Toiletries (1.1%):

3,761	ABLE C&C*	30,508

716	Amorepacific Corp.*	445,880

29,376	Aspen Pharmacare Holdings, Ltd.	135,703

25,400	Natura Cosmeticos SA	356,451

408	Pacific Corp.*	74,599

		1,043,141

Diversified (2.6%):

192,400	Haci Omer Sabanci Holding A/S	751,114

25,400	Haci Omer Sabanci Holding A/S, ADR	24,879

291,100	Impulsora del Desarrollo y el Empleo en America Latina, SA de CV*	372,133

41,000	Keppel Corp., Ltd.	469,559

178,469	Koc Holdings A/S*	688,205

5,260	LG Corp.*	168,358

		2,474,248

E-Commerce (0.2%):

1,553	NHN Corp.*	189,721

Electronics (8.7%):

15,700	Bharat Electronics Ltd.	476,780

8,432	Bharat Heavy Electricals, Ltd.	437,916

228,800	Hon Hai Precision Industry Co., Ltd.	1,634,150

35,000	MediaTek, Inc.	362,442

95,683	Merry Electronics Co., Ltd.	261,641

23,321	Powerchip Semiconductor Corp.	15,756

1,740	Samsung Electronics Co., Ltd.	1,140,188

476,608	Sunplus Technology Co., Ltd.	578,862

289,300	Synnex Technology International Corp.	364,808

193,000	Taiwan Semiconductor Manufacturing Co., Ltd.	400,294

109,900	Taiwan Semiconductor Manufacturing Co., Ltd. ADR^	1,201,206

4,124	Telechips, Inc.*	83,969

1,657,627	United Microelectronics Corp.	1,031,086

242,000	Varitronix International, Ltd.	120,481

		8,109,579

Food (1.8%):

3,200	Bunge, Ltd.	232,032

8,500	Jeronimo Martins, SGPS SA	190,690

267,000	Sadia SA, Preferred Shares	907,120

8,182	Tiger Brands, Ltd.	199,759

125,000	Uni-President Enterprises Corp.	124,773

		1,654,374

Health Care (0.7%):

29,000	Diagnosticos da America SA*	619,429

Insurance (0.8%):

117,000	Aksigorta A/S	440,438

22,133	Anadolu Anonim Turk Sigorta Sirketi	36,749

20,100	Liberty Group, Ltd^	238,225

		715,412

Manufacturing (5.5%):

88,600	Amtek Auto, Ltd.	715,567

5,100	Aracruz Celulose SA, ADR^	312,324

7,200	Bharat Forge, Ltd.	58,819

154,500	Far Eastern Textile, Ltd.	135,316

14,452	FINETEC Corp.*	227,031

35,000	Larsen & Toubro, Ltd.	1,142,370

2,000	Lupatech SA*	29,900

24,500	OAO TMK Co.*	803,600

147,000	SembCorp Marine, Ltd.	325,396

157,200	Steinhoff International Holdings, Ltd.	557,034

16,600	Tenaris SA, ADR^	828,174

		5,135,531

Media (0.4%):

85,000	Corporacion Interamericana de Entretenimiento, SA de CV, Class B*	263,779

15,000	Television Broadcasts, Ltd.	91,657

		355,436

Metals/Mining (8.7%):

11,100	Anglo Platinum, Ltd.	1,355,602

27,300	AngloGold Ashanti, Ltd., ADR^	1,285,557

240,500	China Shenhua Energy Co., Ltd.	576,380

28,900	Companhia Vale do Rio Doce, ADR^	859,486

27,400	Companhia Vale do Rio Doce, ADR, Preferred Shares^	719,250

8,700	Harmony Gold Mining Co., Ltd, ADR*^	137,025

101,262	Highland Gold Mining Co., Ltd.*	316,192

34,200	Impala Platinum Holdings, Ltd.	897,826

1,211,000	PT Aneka Tambang Tbk	1,078,122

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares		Value

Common Stocks, continued
Metals/Mining, continued

43,900	Yamana Gold, Inc.^	$578,602

406,000	Yanzhou Coal Mining Co., Ltd.	327,981

		8,132,023

Oil/Gas (13.9%):

147,000	China Oilfield Services, Ltd.	101,850

996,000	China Petroleum & Chemical Corp.(Sinopec)	922,557

165,700	Det Norske Oljeselskap, ASA*	304,604

61,490	Gail India, Ltd.	362,401

8,100	GlobalSantaFe Corp.	476,118

7,400	Hydril*^	556,406

15,600	LUKOIL, ADR^	1,372,020

340,000	PetroChina Co., Ltd.	479,002

37,600	Petroleo Brasileiro SA, ADR^	3,872,424

6,100	Petroleo Brasileiro SA, ADR, Class A	570,228

32,700	Reliance Industries, Ltd.	938,595

38,200	Reliance Natural Resources, Ltd*	19,091

7,481	S-Oil Corp.	551,244

1,861	S-Oil Corp., Preferred Shares	105,006

16,120	Surgutneftegaz OJSC, ADR^	1,233,180

10,940	Technip SA	750,601

27,700	Tupras-Turkiye Petrol Rafinerileri A/S	472,385

		13,087,712

Pharmaceuticals (0.9%):

4,167	Divi’s Laboratories, Ltd.	287,762

5,200	Glenmark Pharmaceuticals, Ltd.	70,682

15,700	Teva Pharmaceutical Industries, Ltd., ADR	487,955

		846,399

Real Estate (3.3%):

3,400	Cyrela Brazil Realty SA Empreendimentos e Participacoes, GDR	649,424

25,500	Gafisa SA*	379,682

13,200	Medinet Nasr Housing	253,714

401,221	SARE Holding, SA de CV*	563,085

10,600	Sistema Hals Co., GDR*	140,980

4,136,799	SM Prime Holdings, Inc.	907,835

13,800	Solidere^	220,800

		3,115,520

Retail/Wholesale (3.6%):

20,300	Companhia Brasileira de Distribuicao Grupo Pao De Acucar, ADR^	693,652

14,500	JD Group, Ltd.	164,637

270,700	Jollibee Foods Corp.	231,952

11,954,000	Lojas Americanas SA, Preferred Shares	666,263

45,800	Massmart Holdings, Ltd.	457,319

114,000	President Chain Store Corp.	275,369

269,500	PT Astra International Tbk	470,860

121,000	Ramayana Lestari Sentosa PT Tbk	11,715

436	Shinsegae Co., Ltd.*	272,047

6,099	Trent, Ltd.	121,988

		3,365,802

Telecommunications (9.6%):

92,500	Advanced Information Service Public Co., Ltd.	202,766

40,800	America Movil, SA de CV, ADR, Series L	1,844,976

69,700	Bharti Airtel, Ltd.*	992,193

22,715	Humax Co., Ltd.*	630,108

156,000	Hutchison Telecommunications International, Ltd.*	397,404

174,100	Inventec Appliance Corp.	486,754

18,100	Orascom Telecom Holding SAE	1,196,602

1,812,500	PT Indosat Tbk	1,361,493

1,051,000	PT Telekomunikasi Indonesia	1,181,293

21,900	Tele Norte Leste Participacoes SA	565,435

7,000	Tele Norte Leste Participacoes SA, Preferred Shares	104,690

10,749	Turkcell Iletisim Hizmetleri A/S	54,046

		9,017,760

Tobacco (1.4%):

7,900	Eastern Tobacco	429,693

109,000	ITC, Ltd.	432,734

395,000	pt Gudang Garam Tbk	448,364

		1,310,791

Transportation (1.5%):

122,000	All America Latina Logistica	1,255,950

10,300	All America Latina Logistica, GDR^(a)	106,956

2,000	Ezra Holdings Pte, Ltd.	5,180

		1,368,086

Utilities (0.5%):

5,625,500	Electropaulo Metropolitana SA, Preferred Class B*	286,071

8,960	Motech Industries, Inc.	110,687

4,900	Ormat Industries, Ltd.	54,808

		451,566

Total Common Stocks (Cost $80,181,936)		90,069,171

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares		Value

Rights (0.0%):

Media (0.0%):

1,441	Yedang Entertainment Co., Ltd.	$465

Total Rights (Cost $0)		465

Collateral for Securities on Loan (7.2%):

6,750,018	Northern Trust Liquid Institutional Asset Portfolio	6,750,018

Total Collateral for Securities on Loan (Cost $6,750,018)		6,750,018

Deposit Account (5.4%):

5,014,416	NTRS London Deposit Account	5,014,416

Total Deposit Account (Cost $5,014,416)		5,014,416

Total Investment Securities (Cost $91,946,370)(b)—108.7%		101,834,070
Net other assets (liabilities)—(8.7)%		(8,121,908)

Net Assets—100.0%		$93,712,162

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

(a)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Cost for federal income tax purposes is $93,845,549. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,184,778

Unrealized depreciation	(4,196,257)

Net unrealized appreciation	$7,988,521

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

Brazil	15.2%

India	13.2%

Taiwan	11.8%

Korea	11.2%

United States	6.6%

South Africa	6.5%

Mexico	6.4%

Indonesia	5.3%

Turkey	3.8%

Russia	3.7%

Egypt	2.7%

China	2.5%

Israel	1.6%

Philippines	1.2%

Thailand	1.0%

Cayman Islands	0.9%

Luxembourg	0.9%

Singapore	0.8%

France	0.8%

Hong Kong	0.7%

Canada	0.6%

Denmark	0.6%

Panama	0.5%

United Kingdom	0.3%

Norway	0.3%

Hungary	0.3%

Bermuda	0.2%

Lebanon	0.2%

Portugal	0.2%

100.0%

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Oppenheimer
Developing Markets
Fund

Assets

Investment securities, at cost	$91,946,370

Investment securities, at value*	$101,834,070

Interest and dividends receivable	35,886

Receivable for capital shares issued	226,479

Receivable for investments sold	1,109,668

Receivable from Manager	51,724

Prepaid expenses	947

Total Assets	103,258,774

Liabilities

Foreign currency overdraft, at value (cost $71,613)	71,650

Payable for capital shares redeemed	83

Payable for investments purchased	2,556,662

Payable for return of collateral received	6,750,018

Administration fees payable	3,557

Distribution fees payable	18,397

Administrative and compliance services fees payable	383

Other accrued liabilities	145,862

Total Liabilities	9,546,612

Net Assets	$93,712,162

Net Assets Consist of:

Capital	$86,925,240

Accumulated net investment income/(loss)	7,573

Accumulated net realized gains/(losses) on investment transactions	(3,107,014)

Net unrealized appreciation/(depreciation) on investments	9,886,363

Net Assets	$93,712,162

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,873,352

Net Asset Value (offering and redemption price per share)	$10.56

*	Includes securities on loan of $6,614,868.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2006(a)

AZL
Oppenheimer
Developing Markets
Fund

Investment Income:

Interest	$84,771

Dividends	713,137

Foreign tax withholding	(74,910)

Income from securities lending	3,881

Total Investment Income	726,879

Expenses:

Manager fees	486,438

Administration fees	20,412

Distribution fees	97,284

Audit fees	4,660

Administrative and compliance services fees	815

Custodian fees	348,185

Legal fees	3,323

Trustees’ fees	2,398

Other expenses	23,144

Total expenses before reductions	986,659

Less expenses waived/reimbursed by the Manager	(384,205)

Net Expenses	602,454

Net Investment Income/(Loss)	124,425

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	(3,157,687)

Change in unrealized appreciation/depreciation on investments	9,886,363

Net Realized and Unrealized Gains/(Losses) on Investments	6,728,676

Change in Net Assets Resulting from Operations	$6,853,101

(a)	For the Period May 1, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL
Oppenheimer
Developing Markets
Fund

May 1, 2006 to
December 31,
2006(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$124,425

Net realized gains/(losses) on investment transactions	(3,157,687)

Change in unrealized appreciation/depreciation on investments	9,886,363

Change in net assets resulting from operations	6,853,101

Dividends to Shareholders:

From net investment income	(92,280)

Net change in net assets resulting from dividends to shareholders	(92,280)

Capital Transactions:

Proceeds from shares issued	104,299,303

Proceeds from dividends reinvested	92,280

Value of shares redeemed adjustment	(17,440,242)

Change in net assets from capital transactions	86,951,341

Change in net assets	93,712,162

Net Assets:

Beginning of period	—

End of period	$93,712,162

Accumulated net investment income/(loss)	$7,573

Share Transactions:

Shares issued	10,909,182

Dividends reinvested	8,738

Shares redeemed	(2,044,568)

Change in shares	8,873,352

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

May 1, 2006 to
December 31,
2006(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.02

Net Realized and Unrealized Gains/(Losses) on Investments	0.55

Total from Investment Activities	0.57

Dividends to Shareholders From:

Net Investment Income	(0.01)

Total Dividends	(0.01)

Net Asset Value, End of Period	$10.56

Total Return*(b)	5.70%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$93,712

Net Investment Income/(Loss)(c)	0.32%

Expenses Before Reductions**(c)	2.53%

Expenses Net of Reductions(c)	1.55%

Portfolio Turnover Rate(b)	36.16%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Oppenheimer Developing Markets Fund (the “Fund”), commenced operations on May 1, 2006. The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the U.S. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Oppenheimer Developing Markets Fund	$6,750,018	$6,614,868

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio and the non-cash collateral represented a U.S. Treasury Inflation-Index Note at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and Allianz Life Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate		Expense Limit

AZL Oppenheimer Developing Markets Fund	1.25%	*	1.65%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% through April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2009

AZL Oppenheimer Developing Markets Fund	$267,408

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Notes to the Financial Statements, continued
December 31, 2006

other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2006, $1,448 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $373 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the period ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Oppenheimer Developing Markets Fund	$104,672,205	$21,383,725

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Developing Markets Fund
Notes to the Financial Statements, continued
December 31, 2006

At December 31, 2006, the Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2014

AZL Oppenheimer Developing Markets Fund	$1,142,629

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $74,923 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the period ended December 31, 2006 were $92,280 related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(a)	Earnings

AZL Oppenheimer Developing Markets Fund	$17,290	$17,290	$(1,217,552)	$7,987,184	$6,786,922

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Developing Markets Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the period ended December 31, 2006 qualify for the corporate dividends received deduction.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

22

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

23

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

24

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

25

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2)(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Oppenheimer
Global Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 18

Other Federal Income Tax Information	Page 19

Approval of Investment Advisory and Subadvisory Agreements	Page 20

Information about Trustees and Officers	Page 24

Other Information	Page 25
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer Global Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer Global Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Oppenheimer Global Fund gained 16.29% compared to a 20.07% return for its benchmark, the MSCI World Index1.
This Fund’s portfolio managers employ a bottom-up stock selection process in order to identify shares that offer attractive long-term growth opportunities at reasonable prices. They look to buy stocks on an investment horizon of three to five years, and do not make bets on particular countries, sectors or themes.
Global stock markets generally produced strong returns during 2006. That environment helped this Fund generate solid performance. The Fund’s returns trailed those of its benchmark, however.
Some of the Fund’s larger holdings boosted returns. Those positive contributors to returns included shares of a global information-technology services firm, a British household products company and a Swedish clothing-retail related firm. Shares of certain U.S. software firms also helped performance, as did stock in a U.K. grocery-store chain and Indian and Mexican television companies.*
Other Fund holdings weighed on returns relative to its benchmark. They included shares of an Internet auction company, a semiconductor firm and a medical device maker. In the medical devices industry, a significant slowdown in demand for implantable cardiac defibrillators and declining growth rates for knee and hip replacements hurt a couple of the stocks in the portfolio. The Fund’s portfolio managers remained confident in the long-term opportunities presented by those stocks, however, and maintained its positions.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Oppenheimer Global Fund Review
Fund Objective
The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(5/3/04)

AZLSM Oppenheimer Global Fund	16.29%	16.93%

MSCI World Index	20.07%	16.43%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI World Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Oppenheimer Global Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer Global Fund	$1,000.00	$1,128.20	$6.38	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Oppenheimer Global Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer Global Fund	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Oppenheimer Global Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investments	net assets*

Aerospace/Defense	3.2%

Banking/Financial Services	11.4

Beverages	0.6

Chemicals	0.2

Computers	8.4

Diversified	0.4

E-Commerce	1.6

Electronics	9.9

Health Care	3.2

Insurance	1.9

Manufacturing	13.8

Media	3.5

Oil/Gas	6.8

Pharmaceuticals	7.1

Real Estate	0.3

Retail/Wholesale	9.9

Services	3.1

Telecommunications	9.1

Travel/Entertainment	2.6

Utilities	1.0

Short-Term Investments	10.5

108.5%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (98.0%):

Aerospace/ Defense (3.2%):

47,600	Empresa Brasileira de Aeronautica SA, ADR^	$1,971,116

71,360	European Aeronautic Defence and Space Co.^	2,455,887

13,310	Lockheed Martin Corp.	1,225,452

24,600	Raytheon Co.	1,298,880

		6,951,335

Banking/ Financial Services (11.4%):

28,678	3I Group plc	565,399

23,120	ACE, Ltd.	1,400,378

39,800	Credit Saison Co., Ltd.	1,363,563

42,996	Credit Suisse Group	3,000,842

117,872	HSBC Holdings plc^	2,161,942

13,800	ICICI Bank, Ltd., ADR^	576,012

55,022	Investor AB, B Shares	1,345,001

22,404	JPMorgan Chase & Co.	1,082,113

29,500	Morgan Stanley	2,402,185

34,980	Northern Trust Corp.	2,122,936

150,610	Prudential plc	2,056,907

305	Resona Holdings, Inc.^	834,556

92,459	Royal Bank of Scotland Group plc	3,592,826

11,704	Societe Generale	1,980,018

45	Sumitomo Mitsui Financial Group, Inc.	459,138

		24,943,816

Beverages (0.6%):

27,790	Companhia de Bebidas das Americas, ADR, Preferred Shares	1,356,152

Chemicals (0.2%):

7,475	Arkema*^	384,114

Computers (8.4%):

68,200	Adobe Systems, Inc.*	2,804,384

658,000	BenQ Corp.*	352,168

15,600	Canon, Inc.	883,659

36,700	Cisco Systems, Inc.*	1,003,011

47,286	Infosys Technologies, Ltd.	2,386,240

55,700	Intuit, Inc.*	1,699,407

106,370	Juniper Networks, Inc.*	2,014,648

133,000	Microsoft Corp.	3,971,379

45,664	SAP AG	2,429,787

31,600	SQUARE ENIX Co., Ltd.^	829,518

		18,374,201

Diversified (0.4%):

80,000	Hutchison Whampoa, Ltd.^	810,378

E-Commerce (1.6%):

106,000	eBay, Inc.*	3,187,420

14,700	Yahoo!, Inc.*	375,438

		3,562,858

Electronics (9.9%):

119,050	Advanced Micro Devices, Inc.*	2,422,668

68,300	Altera Corp.*^	1,344,144

34,300	Cree, Inc.*^	594,076

35,900	HOYA Corp.	1,401,774

21,000	International Rectifier Corp.*	809,130

4,830	Keyence Corp.	1,193,688

68,600	Koninklijke Philips Electronics NV	2,585,759

11,800	KYOCERA Corp.	1,114,607

21,000	Linear Technology Corp.	636,720

48,300	Maxim Integrated Products, Inc.	1,478,946

150,200	MediaTek, Inc.	1,555,393

2,203	Samsung Electronics Co., Ltd.	1,443,582

58,700	Sony Corp.	2,516,831

653,395	Taiwan Semiconductor Manufacturing Co., Ltd.	1,355,182

45,700	Xilinx, Inc.	1,088,117

		21,540,617

Health Care (3.2%):

33,200	Biomet, Inc.	1,370,164

83,047	Boston Scientific Corp.*	1,426,747

10,780	Express Scripts, Inc.*	771,848

8,500	Johnson & Johnson	561,170

15,300	Medtronic, Inc.	818,703

17,000	Quest Diagnostics, Inc.	901,000

110,995	Smith & Nephew plc	1,157,913

		7,007,545

Insurance (1.9%):

370	Berkshire Hathaway, Inc., Class B*^	1,356,420

6,410	Everest Re Group, Ltd.	628,885

34,500	Manulife Financial Corp.^	1,164,401

15,400	XL Capital, Ltd., Class A	1,109,108

		4,258,814

Manufacturing (13.8%):

26,600	3M Co.	2,072,938

36,405	Bayerische Motoren Werke AG	2,087,876

16,740	Boeing Co.	1,487,182

211,901	Cadbury Schweppes plc	2,266,805

63,918	Diageo plc	1,254,281

6,200	Fanuc, Ltd.	608,116

142,600	Fomento Economico Mexicano, SA de CV	1,655,851

199,390	Grupo Modelo, SA de CV, Series C	1,104,541

226,300	Hindustan Lever, Ltd.	1,105,789

5,246	Hyundai Heavy Industries Co., Ltd.*	708,858

26,130	LVMH Moet Hennessy Louis Vuitton SA	2,746,647

29,500	Murata Manufacturing Co., Ltd.	1,999,554

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Manufacturing, continued

8,100	Nidec Corp.	$627,563

1,140	Porsche AG	1,454,128

69,293	Reckitt Benckiser plc	3,165,552

12,900	Sega Sammy Holdings, Inc.	348,407

35,285	Siemens AG	3,518,803

33,000	Toyota Motor Corp.	2,164,892

		30,377,783

Media (3.5%):

97,700	Grupo Televisa SA^	2,638,877

62,580	Pearson plc	942,331

178,000	Singapore Press Holdings, Ltd.	496,855

416,100	Sirius Satellite Radio, Inc.*^	1,472,994

242,600	Zee Telefilms, Ltd.	2,103,776

		7,654,833

Oil/ Gas (6.8%):

25,470	BP plc, ADR	1,709,037

20,520	Chevron Corp.	1,508,836

47,800	Fortum Oyj	1,357,898

32,370	GlobalSantaFe Corp.	1,902,709

36,110	Husky Energy, Inc.	2,417,038

3,300	Neste Oil Oyj^	100,245

34,720	Technip SA	2,382,164

13,270	Total SA	956,785

30,320	Transocean, Inc.*	2,452,584

		14,787,296

Pharmaceuticals (7.1%):

19,550	Affymetrix, Inc.*^	450,823

14,800	Amgen, Inc.*	1,010,988

44,500	AtheroGenics, Inc.*^	440,995

37,500	Chugai Pharmaceutical Co., Ltd.	774,488

11,030	Genentech, Inc.*	894,864

25,300	Gilead Sciences, Inc.*	1,642,729

15,490	Nektar Therapeutic*^	235,603

9,060	NicOx SA*^	271,564

20,053	Novartis AG, Registered Shares	1,152,765

8,400	Novo Nordisk A/ S, Class B	699,453

10,900	Nuvelo, Inc.*^	43,600

10,100	Regeneron Pharmaceuticals, Inc.*^	202,707

15,480	Roche Holding AG	2,770,608

36,615	Sanofi-Aventis, ADR^	3,371,263

57,000	Shionogi & Co., Ltd.	1,116,932

16,300	Theravance, Inc.*^	503,507

		15,582,889

Real Estate (0.3%):

20,850	Realogy Corp.*	632,172

Retail/ Wholesale (9.9%):

29,800	Avon Products, Inc.	984,592

77,800	Bulgari SPA	1,100,686

77,804	Burberry Group plc	977,740

29,400	Coach, Inc.*	1,263,024

20,100	Colgate-Palmolive Co.	1,311,324

84,840	Hennes & Mauritz AB, Class B	4,275,259

33,121	Home Retail Group	265,143

38,500	Industria de Diseno Textil SA^	2,068,577

31,700	McDonald’s Corp.	1,405,261

5,000	Nintendo Co., Ltd.	1,296,485

17,185	Seven & I Holdings, Ltd.	535,121

2,833	Syngenta AG	527,118

227,317	Tesco plc	1,796,042

45,300	Tiffany & Co.^	1,777,572

43,000	Wal-Mart Stores, Inc.	1,985,740

		21,569,684

Services (3.1%):

51,600	Automatic Data Processing, Inc.	2,541,301

7,420	Avis Budget Group, Inc.	160,940

37,128	Experian Group, Ltd.*	434,862

13,600	Getty Images, Inc.*^	582,352

14,820	Northrop Grumman Corp.	1,003,314

17,000	Secom Co, Ltd.	882,679

79,390	WPP Group plc	1,074,946

		6,680,394

Telecommunications (9.1%):

101,170	Corning, Inc.*	1,892,891

311	KDDI Corp.	2,111,202

2,810	QUALCOMM, Inc.	106,190

78,260	SK Telecom Co., Ltd., ADR^	2,072,325

63,880	Tandberg ASA	962,496

2,103,050	Telefonaktiebolaget LM Ericsson, Class B	8,480,364

1,535,056	Vodafone Group plc	4,233,831

		19,859,299

Travel/ Entertainment (2.6%):

57,300	Carnival Corp., Class A	2,810,565

30,450	International Game Technology	1,406,790

44,600	Walt Disney Co.	1,528,442

		5,745,797

Utilities (1.0%):

49,600	Emerson Electric Co.	2,185,872

Total Common Stocks (Cost $173,296,466)		214,265,849

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Collateral for Securities on Loan (8.6%):

18,772,208	Northern Trust Liquid Institutional Asset Portfolio	$18,772,208

Total Collateral for Securities on Loan (Cost $18,772,208)		18,772,208

Deposit Account (1.9%):

4,060,261	NTRS London Deposit Account	4,060,261

Total Deposit Account (Cost $4,060,261)		4,060,261

Total Investment Securities (Cost $196,128,935)(a)—108.5%		237,098,318
Net other assets (liabilities)—(8.5)%		(18,487,955)

Net Assets—100.0%		$218,610,363

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of a security is loaned as of December 31, 2006.

#	Security was fair valued at December 31, 2006. Represents 0.96% of the net assets of the Fund.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $196,169,360. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$44,963,421

Unrealized depreciation	(4,034,463)

Net unrealized appreciation	$40,928,958

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	34.6%

United Kingdom	12.5%

Japan	10.6%

Sweden	6.5%

France	5.5%

Germany	4.4%

Switzerland	3.4%

Cayman Islands	3.1%

India	2.8%

Mexico	2.5%

Netherlands	2.3%

Korea	1.9%

Canada	1.6%

Brazil	1.5%

Taiwan	1.5%

Panama	1.3%

Spain	1.0%

Finland	0.7%

Italy	0.5%

Norway	0.4%

Hong Kong	0.4%

Bermuda	0.3%

Denmark	0.3%

Jersey	0.2%

Singapore	0.2%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Oppenheimer
Global Fund

Assets

Investment securities, at cost	$196,128,935

Investment securities, at value*	$237,098,318

Foreign currency, at value (cost $164,981)	165,970

Interest and dividends receivable	221,967

Receivable for investments sold	156,396

Reclaim receivable	44,215

Prepaid expenses	2,799

Total Assets	237,689,665

Liabilities

Payable for capital shares redeemed	54,621

Payable for return of collateral received	18,772,208

Manager fees payable	146,647

Administration fees payable	8,861

Distribution fees payable	45,827

Administrative and compliance services fees payable	955

Other accrued liabilities	50,183

Total Liabilities	19,079,302

Net Assets	$218,610,363

Net Assets Consist of:

Capital	$170,461,728

Accumulated net investment income/(loss)	1,094,922

Net realized gains/(losses) on investment transactions	6,080,831

Net unrealized appreciation/(depreciation) on investments	40,972,882

Net Assets	$218,610,363

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,782,573

Net Asset Value (offering and redemption price per share)	$14.79

*	Includes securities on loan of $18,001,949.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Oppenheimer
Global Fund

Investment Income:

Interest	$129,741

Dividends	3,539,044

Foreign withholding tax	(168,905)

Income from securities lending	36,830

Total Investment Income	3,536,710

Expenses:

Manager fees	1,654,889

Administration fees	100,702

Distribution fees	459,691

Audit fees	17,710

Administrative and compliance services fees	3,204

Custodian fees	134,851

Legal fees	16,230

Trustees’ fees	11,260

Other expenses	66,402

Total expenses before reductions	2,464,939

Less expenses waived/reimbursed by the Manager	(127,440)

Net Expenses	2,337,499

Net Investment Income/(Loss)	1,199,211

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions:

Net realized gains/(losses) on securities and foreign currency transactions	6,016,967

Change in unrealized appreciation/depreciation on investments	19,537,398

Net Realized and Unrealized Gains/(Losses) on Investments	25,554,365

Change in Net Assets Resulting from Operations	$26,753,576

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	Global Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$1,199,211	$245,370

Net realized gains/(losses) on investment transactions	6,016,967	3,909,393

Change in unrealized appreciation/depreciation on investments	19,537,398	12,592,755

Change in net assets resulting from operations:	26,753,576	16,747,518

Dividends to Shareholders:

From net investment income	(109,339)	—

From net realized gains	(4,035,096)	(326,934)

Change in net assets resulting from dividends to shareholders	(4,144,435)	(326,934)

Capital Transactions:

Proceeds from shares issued	65,569,561	60,549,821

Proceeds from dividends reinvested	4,144,435	326,934

Value of shares redeemed	(25,297,881)	(4,348,615)

Change in net assets from capital transactions	44,416,115	56,528,140

Change in net assets	67,025,256	72,948,724

Net Assets:

Beginning of period	151,585,107	78,636,383

End of period	$218,610,363	$151,585,107

Accumulated net investment income	$1,094,922	$109,339

Share Transactions:

Shares issued	4,753,870	5,199,452

Dividends reinvested	308,137	26,197

Shares redeemed	(1,927,733)	(367,775)

Change in shares	3,134,274	4,857,874

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended
	December 31,		May 3, 2004 to
			December 31,
	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$13.01	$11.58	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.08	0.03	(0.01)

Net Realized and Unrealized Gains/(Losses) on Investments	2.01	1.43	1.59

Total from Investment Activities	2.09	1.46	1.58

Dividends to Shareholders From:

Net Investment Income	(0.01)	—	—

Net Realized Gains	(0.30)	(0.03)	—

Total Dividends	(0.31)	(0.03)	—

Net Asset Value, End of Period	$14.79	$13.01	$11.58

Total Return*(b)	16.29%	12.62%	15.80%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$218,610	$151,585	$78,636

Net Investment Income/(Loss)(c)	0.65%	0.21%	(0.21)%

Expenses Before Reductions**(c)	1.34%	1.45%	1.51%

Expenses Net of Reductions(c)	1.27%	1.45%	1.45%

Portfolio Turnover Rate(b)	29.86%	27.47%	9.61%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Oppenheimer Global Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Oppenheimer Global Fund	$18,772,208	$18,001,949

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit

AZL Oppenheimer Global Fund	0.90%	1.39%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% for the period May 1, 2006 through April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2006

Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $8,955 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $22 to affiliated broker/ dealers of the Manager on the execution of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Oppenheimer Global Fund	$97,031,620	$53,670,620

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $22,730 of deferred post October capital as currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2006

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $1,053,877 related to ordinary income and $3,090,558 related to net long term capital gains and for the year ended December 31, 2005 were $326,934 related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

Accumulated
	Undistributed	Undistributed		Capital and		Total
	Ordinary	Long Term	Accumulated	Other	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Losses	Appreciation(a)	Earnings

AZL Oppenheimer Global Fund	$1,879,327	$5,359,581	$7,238,908	$(22,730)	$40,932,457	$48,148,635

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Global Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2006, the Fund had net long term gains of $3,090,558.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

20

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

21

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

22

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

23

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

24

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Oppenheimer
International Growth Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 9

Statement of Operations	Page 10

Statements of Changes in Net Assets	Page 11

Financial Highlights	Page 12

Notes to the Financial Statements	Page 13

Report of Independent Registered Public Accounting Firm	Page 19

Other Federal Income Tax Information	Page 20

Approval of Investment Advisory and Subadvisory Agreements	Page 21

Information about Trustees and Officers	Page 25

Other Information	Page 26
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer International Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer International Growth Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Oppenheimer International Growth Fund gained 28.98% compared to a 26.34% return for its benchmark, the MSCI EAFE Index1.
This Fund’s sub-advisor invests in international growth stocks by focusing the global themes of mass affluence, new technology, restructuring and the aging population. The Fund’s portfolio managers take a bottom-up approach to stock selection: They evaluate investment opportunities individually, and seek shares of firms that appear positioned to generate long-term growth. In particular, the portfolio managers look to own reasonably valued stocks that may benefit from favorable global fundamentals appear likely to deliver above-average revenue growth during the next five-to ten-years.
Strong performance by foreign stocks helped the Fund post healthy absolute returns. Meanwhile, the Fund’s bottom-up stock selection process helped it outperform the benchmark.*
Shares of a French biotechnology and drug discovery firm made one of the strongest contributions to both absolute and relative returns. The stock benefited during 2006 as the company developed more-effective drugs with fewer side effects for a variety of ailments. The Fund’s largest holding as of December 31, a Swiss industrial- and utilities-technology stock, also posted strong gains and boosted performance relative to the benchmark, as the company benefited from a strong fundamental backdrop and diminishing concerns about litigation risk. Shares of a Norwegian maker of videoconferencing systems also propelled the Fund’s relative gains, as the company executed its business plan effectively and generated strong sales.*
Certain stocks weighed on the Fund’s performance against its benchmark. An Australian drug-discovery stock lost ground in the absence of any meaningful news about the firm. The portfolio managers continued to believe in the company’s long-term prospects, however, and maintained the Fund’s position in the stock. Shares of a Japanese magnet manufacturer, whose products are essential components in hybrid automobiles, also lost ground after investors appeared to become concerned about the stock’s high valuation early in the year. Again, the Fund’s portfolio managers maintained their favorable view of the stock and the portfolio’s position. Finally, the Fund’s portfolio managers sold out of a large Japanese Internet stock after it reached an excessive valuation, but repurchased the stock at a lower price later in the year.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North

1

AZLSM Oppenheimer International Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(11/5/01)

AZLSM Oppenheimer International Growth Fund	28.98%	19.02%	14.19%	14.29%

MSCI EAFE Index	26.34%	19.93%	14.98%	15.17%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCIEAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Oppenheimer International Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer International Growth Fund	$1,000.00	$1,197.20	$7.59	1.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Oppenheimer International Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer International Growth Fund	$1,000.00	$1,018.30	$6.97	1.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Oppenheimer International Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	1.2%

Banking/Financial Services	14.2

Chemicals	0.0

Computers	5.1

Electronics	4.5

Health Care	4.2

Manufacturing	21.1

Media	4.9

Metals/Mining	2.4

Oil/Gas	5.1

Pharmaceuticals	6.7

Real Estate	1.8

Retail/Wholesale	12.0

Services	5.5

Telecommunications	5.6

Travel/Entertainment	2.4

Utilities	0.4

Short-Term Investments	5.9

103.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (97.1%):

Aerospace/ Defense (1.2%):

242,000	Empresa Brasileira de Aeronautica SA	$2,502,858

Banking/ Financial Services (14.2%):

71,715	3I Group plc	1,413,868

116,494	AMP, Ltd.	926,240

190,407	Anglo Irish Bank Corp. plc	3,932,148

202,770	Collins Stewart plc*	1,008,292

25,116	Commerzbank AG	949,751

13,091	Credit Suisse Group	913,667

29,000	Housing Development Finance Ltd.	1,066,197

54,500	ICICI Bank, Ltd., ADR	2,274,830

176,000	Joyo Bank, Ltd.	972,874

36,400	Mediobanca SPA	856,879

246	Mitsubishi Tokyo Financial Group, Inc.	3,061,279

21,503	MLP AG^	426,003

12,730	Natixis	357,391

67,965	Prudential plc	928,210

72,472	Royal Bank of Scotland Group plc	2,816,159

11,319	Societe Generale	1,914,886

205,770	Tullet Prebon plc	2,618,451

28,946	UBS AG	1,753,113

110,175	UniCredito Italiano SPA	962,926

59,100	UniCredito Italiano SPA	518,524

		29,671,688

Computers (5.1%):

154,884	Autonomy Corp. plc*	1,544,732

1,083,000	BenQ Corp.*	579,632

12,390	Business Objects SA*	487,782

39,150	Canon, Inc.	2,217,645

47,268	Infosys Technologies, Ltd.	2,385,331

69,991	Logitech International SA*	2,009,783

187,150	Sage Group plc	989,087

20,600	SQUARE ENIX Co., Ltd.^	540,762

		10,754,754

Electronics (4.5%):

116,900	Art Advanced Research Technologies, Inc.*	51,136

47,300	Art Advanced Research Technologies, Inc.*	20,690

50,591	Art Advanced Research Technologies, Inc.*	22,130

160,422	Art Advanced Research Technologies, Inc., Private Placement*	70,173

44,400	ASM International NV*	929,292

49,700	HOYA Corp.	1,940,617

7,320	Keyence Corp.	1,809,067

23,200	Koninklijke Philips Electronics NV	874,484

27,000	Nippon Electric Glass Co., Ltd.	568,199

34,700	Omron Corp.	987,298

1,047	Phoenix Mecano AG	458,141

1,059	Samsung Electronics Co., Ltd.	693,942

24,900	Sony Corp.	1,067,617

		9,492,786

Health Care (4.2%):

61,300	Luxottica Group SPA	1,881,344

149,800	Ortivus AB, Class B*	415,806

14,198	Phonak Holding AG	1,129,345

7,974	Synthes, Inc.	950,839

53,300	William Demant Holding AΆS*	4,319,602

		8,696,936

Manufacturing (21.1%):

43,358	Aalberts Industries NV	3,747,797

305,471	ABB, Ltd.	5,476,389

20,230	Alstom SA*	2,740,495

32,518	Bayerische Motoren Werke AG	1,864,951

65,584	Cadbury Schweppes plc	701,583

35,706	Continental AG	4,155,720

476,900	Ducati Motor Holding SPA*	578,452

12,500	Essilor International SA	1,340,601

72,029	Foster’s Group, Ltd.^	392,620

36,874	Honda Motor Co., Ltd.	1,458,994

10,313	Hyundai Heavy Industries Co., Ltd.*	1,393,529

9,943	Koninklijke Numico NV	532,669

15,030	L’Oreal SA	1,504,825

18,700	Nidec Corp.	1,448,819

8,110	Pernod-Ricard SA	1,857,144

427	Porsche AG	544,660

28,692	Rio Tinto plc	1,524,186

12,412	SEB SA	1,762,537

16,809	Siemens AG	1,676,281

1,023	Sika AG*	1,586,544

4,925	Straumann Holding AG, Registered	1,189,162

16,800	Takeda Chemical Industries, Ltd.	1,154,531

19,513	Takeuchi Manufacturing Co., Ltd.^	905,818

31,200	Terumo Corp.	1,228,478

31,400	Toyota Motor Corp.	2,059,928

66,400	Ushio, Inc.	1,366,969

		44,193,682

Media (4.9%):

80,300	British Sky Broadcasting Group plc	820,349

13,221	Gestevision Telecinco SA	376,556

59,000	Grupo Televisa SA^	1,593,590

136,900	Mediaset SPA^	1,623,868

13,200	News Corp., Class B	295,170

21,825	Publishing & Broadcasting, Ltd.^	367,061

18,600	Societe Television Francaise 1	689,746

36,750	Vivendi Universal SA	1,431,228

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Media, continued

3,759	Yahoo! Japan Corp.^	$1,500,151

180,600	Zee Telefilms, Ltd.#	1,566,125

		10,263,844

Metals/ Mining (2.4%):

88,800	Companhia Vale do Rio Doce, ADR, Preferred Shares	2,331,000

101,200	Impala Platinum Holdings, Ltd.	2,656,724

		4,987,724

Oil/ Gas (5.1%):

96,790	BG Group plc	1,319,412

21,900	BP plc, ADR	1,469,490

42,100	Fortum Oyj	1,195,973

4,000	Neste Oil Oyj	121,509

50,390	Technip SA	3,457,293

31,580	Total SA	2,276,962

17,500	Tsakos Energy Navigation, Ltd.	803,250

		10,643,889

Pharmaceuticals (6.7%):

12,100	Astella Pharma, Inc.	551,172

15,222	GlaxoSmithKline plc	401,147

10,500	H. Lundbeck A/S	288,031

93,000	Marshall Edwards, Inc.*(a)	284,580

138,700	Marshall Edwards, Inc., Private Equity*#	353,331

35,400	NeuroSearch A/S*	2,015,875

152,370	NicOx SA*	4,567,123

732,869	Novogen, Ltd.*	1,500,757

5,563	Roche Holding AG	995,665

16,016	Sanofi-Aventis, ADR	1,474,646

5,121	Santhera Pharmaceuticals*	382,572

38,000	Shionogi & Co., Ltd.	744,621

411,464	SkyePharma plc*	220,891

7,500	Teva Pharmaceutical Industries, Ltd., ADR	233,100

		14,013,511

Real Estate (1.8%):

72,400	Solidere, GDR	1,158,400

80,000	Sumitomo Realty & Development Co., Ltd.	2,573,209

		3,731,609

Retail/Wholesale (12.0%):

110,146	Bunzl plc	1,345,017

9,840	Burberry Group plc	123,656

12,400	Carlsberg A/ S, Class B	1,228,959

266,820	Carphone Warehouse Group plc	1,638,894

21,304	Compagnie Finaciere Richemont AG, Class A	1,237,807

46,810	Dixons Group plc	175,471

145,520	Filtrona plc	739,958

18,850	Heineken NV	895,570

41,700	Hennes & Mauritz AB, Class B	2,101,347

45,151	Home Retail Group	361,447

40,300	Industria de Diseno Textil SA	2,165,289

2,357	Nestle SA	836,141

52,090	Next plc	1,830,286

7,900	Nintendo Co., Ltd.	2,048,446

75,423	Nufarm, Ltd.	614,798

6,030	Pinault Printemps Redoute	900,569

4,615	Puma Rudolf Dassler Sport AG	1,802,545

5,572	Swatch Group AG, Class B	1,231,339

5,422	Syngenta AG	1,008,837

107,103	William Morrison Supermarkets plc	532,444

82,620	Wolseley plc	1,986,817

21,438	Woolworths, Ltd.^	403,150

		25,208,787

Services (5.5%):

238,180	BTG PLC*	690,221

361,608	Capita Group plc	4,295,965

17,164	Daito Trust Construction Co., Ltd.	785,401

50,708	Experian Group, Ltd.*	593,918

13,775	Koninklijke Boskalis Westminster NV	1,363,329

42,337	Leighton Holdings, Ltd.^	676,276

48,700	Prosegur Compania de Seguridad SA	1,583,991

7,900	Randstad Holding NV	543,786

7,200	Vinci SA	917,198

		11,450,085

Telecommunications (5.6%):

177	KDDI Corp.	1,201,552

36,300	Nokia Oyj^	738,178

13,600	SK Telecom Co., Ltd., ADR	360,128

187,000	Tandberg ASA	2,817,577

1,168,200	Telefonaktiebolaget LM Ericsson, Class B	4,710,665

38,672	United Internet AG, Registered Shares	638,316

460,630	Vodafone Group plc	1,270,461

		11,736,877

Travel/ Entertainment (2.4%):

35,100	Carnival Corp., Class A	1,721,655

200,115	easyJet plc*	2,390,302

81,404	William Hill plc	1,004,613

		5,116,570

Utilities (0.4%):

186,780	Ceres Power Holdings plc*	804,072

Total Common Stocks (Cost $156,208,431)		203,269,672

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Deposit Account (2.7%):

5,581,764	NTRS London Deposit Account	$5,581,764

Total Deposit Account (Cost $5,581,764)		5,581,764

Collateral for Securities on Loan (3.2%):

6,677,646	Allianz Dresdner Daily Asset Fund†	6,677,646

Total Collateral for Securities on Loan (Cost 6,677,646)		6,677,646

Warrants (0.0%):

Pharmaceuticals (0.0%):

48,545	Marshall Edwards, Inc., Private Equity	11,595

Total Warrants (Cost $0)		11,595

Total Investment Securities (Cost $168,467,841)(b)—103%		215,540,677
Net other assets (liabilities)—(2.97)%		(6,210,567)

Net Assets—100.0%		$209,330,110

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

†	Investment in affiliate.

#	Securities were fair valued at December 31, 2006. Represents 0.92% of net assets in the Fund.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

(a)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The Manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2006, those securities represent 0.14% of the net assets in the Fund.

(b)	Cost for federal income tax purposes is $169,134,797. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,508,973

Unrealized depreciation	(4,103,093)

Net unrealized appreciation	$46,405,880

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United Kingdom	17.5%

Japan	15.2%

France	13.2%

Switzerland	9.7%

Germany	5.8%

Netherlands	4.3%

Denmark	3.8%

United States	3.6%

India	3.5%

Sweden	3.5%

Italy	3.1%

Australia	2.3%

Brazil	2.3%

Spain	2.0%

Ireland	1.9%

Norway	1.4%

South Africa	1.3%

Korea	1.2%

Finland	1.0%

Panama	0.8%

Mexico	0.8%

Lebanon	0.6%

Bermuda	0.4%

Jersey	0.3%

Taiwan	0.3%

Israel	0.1%

Canada	0.1%

100.0%

See accompanying notes to the financial statements

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Oppenheimer
International
Growth Fund

Assets

Investment securities, at cost	$168,467,841

Investment securities, at value*^	$215,540,677

Interest and dividends receivable	135,625

Receivable for capital shares issued	621,786

Reclaims receivable	20,446

Prepaid expenses	2,352

Total Assets	216,320,886

Liabilities

Cash overdraft	37,813

Payable for capital shares redeemed	166

Payable for return of collateral received	6,677,646

Manager fees payable	157,214

Administration fees payable	8,312

Distribution fees payable	42,775

Administrative and compliance services fees payable	1,078

Other accrued liabilities	65,772

Total Liabilities	6,990,776

Net Assets	$209,330,110

Net Assets Consist of:

Capital	$157,571,660

Accumulated net investment income/(loss)	1,379,005

Net realized gains/(losses) on investment transactions	3,304,345

Net unrealized appreciation/(depreciation) on investments	47,075,100

Net Assets	$209,330,110

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,135,963

Net Asset Value (offering and redemption price per share)	$18.80

*	Includes securities on loan of $6,392,842.

^	Includes investment in affiliate of $91,207,300.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Oppenheimer
International
Growth Fund

Investment Income:

Interest	$156,280

Dividends	3,447,018

Foreign tax withholding	(92,417)

Income from securities lending	49,901

Total Investment Income	3,560,782

Expenses:

Manager fees	1,103,018

Administration fees	77,890

Distribution fees	357,778

Audit fees	19,995

Administrative and compliance services fees	2,807

Custodian fees	190,703

Legal fees	13,651

Trustees’ fees	10,416

Recoupment of prior expenses reimbursed by the Manager	187,050

Other expenses	34,548

Total Expenses	1,997,856

Net Investment Income/(Loss)	1,562,926

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions:

Net realized gains/(losses) on securities and foreign currency transactions	3,375,610

Change in unrealized appreciation/depreciation on investments	32,841,725

Net Realized and Unrealized Gains/(Losses) on Investments	36,217,335

Change in Net Assets Resulting from Operations	$37,780,261

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	International Growth Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$1,562,926	$111,112

Net realized gains/(losses) on investment transactions	3,375,610	49,558

Change in unrealized appreciation/depreciation on investments	32,841,725	9,868,820

Change in net assets resulting from operations:	37,780,261	10,029,490

Dividends to Shareholders:

From net realized gains	(251,379)	(2,273,501)

Change in net assets resulting from dividends to shareholders	(251,379)	(2,273,501)

Capital Transactions:

Proceeds from shares issued	119,228,819	56,201,863

Proceeds from dividends reinvested	251,379	2,273,501

Value of shares redeemed	(44,925,877)	(7,033,807)

Change due to capital contributions	74,554,321	51,441,557

Change in net assets	112,083,203	59,197,546

Net Assets:

Beginning of period	97,246,907	38,049,361

End of period	$209,330,110	$97,246,907

Accumulated net investment income/(loss)	$1,379,005	$—

Share Transactions:

Shares issued	7,309,014	4,139,551

Dividends reinvested	15,565	163,092

Shares redeemed	(2,851,282)	(522,107)

Change in shares	4,473,297	3,780,536

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$14.60	$13.20	$11.57	$8.75	$10.25

Investment Activities:

Net Investment Income/(Loss)	0.14	0.02	0.04	0.12	0.09

Net Realized and Unrealized Gains/(Losses) on Investments	4.09	1.83	1.63	2.81	(1.50)

Total from Investment Activities	4.23	1.85	1.67	2.93	(1.41)

Dividends to Shareholders From:

Net Investment Income	—	—	(0.04)	(0.10)	(0.09)

Net Realized Gains	(0.03)	(0.45)	—	(0.01)	—

Total Dividends	(0.03)	(0.45)	(0.04)	(0.11)	(0.09)

Net Asset Value, End of Period	$18.80	$14.60	$13.20	$11.57	$8.75

Total Return*	28.98%	14.18%	14.48%	33.77%	(13.90)%

Ratios to Average Net Assets/ Supplemental Data:

Net Assets, End of Period ($000’s)	$209,330	$97,247	$38,049	$14,660	$6,395

Net Investment Income/(Loss)	1.09%	0.19%	0.21%	1.05%	0.91%

Expenses Before Reductions**	1.40%	1.51%	1.77%	1.91%	3.36%

Expenses Net of Reductions	1.40%	1.45%	1.40%	1.25%	1.25%

Portfolio Turnover Rate	19.45%	19.24%	95.05%	9.22%	5.19%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Oppenheimer International Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL AZL Legg Mason Growth Fund, Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.
Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in the determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and currencies.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be in good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Oppenheimer International Growth Fund	$6,677,646	$6,392,842

The Fund received cash collateral for securities loaned. The cash was invested in a Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and Allianz Life Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $300 million at 0.625%, and over $500 million at 0.60%. The annual expense limit of the Fund is 1.45%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Life Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $14,202 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $8,047 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Oppenheimer International Growth Fund	$100,126,626	$27,264,892

5. Restricted Securities

      A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2006, the Fund held restricted securities representing 0.14% of net assets all of which have been deemed illiquid. The restricted securities held as of December 31, 2006 are identified below:

	Acquisition	Acquisition
Security	Date	Cost	Shares	Fair Value

Marshall Edwards, Inc.	12/28/2005	$662,439	93,000	$284,580

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $28,740 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $251,379 related to net long term capital gains and for the year ended December 31, 2005 were $189,685 related to ordinary income and $2,083,816 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed		Accumulated		Total
	Ordinary	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings

AZL Oppenheimer International Growth Fund	$1,392,333	$3,986,713	$5,379,046	$(28,740)	$46,408,144	$51,758,450

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer International Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $251,379.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

21

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

22

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

23

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

24

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

25

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402- 1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Oppenheimer
Main Street Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 11

Statement of Operations	Page 12

Statements of Changes in Net Assets	Page 13

Financial Highlights	Page 14

Notes to the Financial Statements	Page 15

Report of Independent Registered Public Accounting Firm	Page 21

Other Federal Income Tax Information	Page 22

Approval of Investment Adviser and Sub Investment Adviser Agreements	Page 23

Information about Trustees and Officers	Page 27

Other Information	Page 28
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Oppenheimer Main Street Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Oppenheimer Main Street Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Oppenheimer Main Street Fund gained 14.59% compared to a 15.79% return for its benchmark, the S&P 500 Stock Index1.
The Fund’s subadviser uses quantitative models to invest this Fund’s assets in stocks that appear poised for superior performance, and avoids large bets on any particular security or market sector. That strategy, and strong returns from the broad stock market, helped this Fund generate good absolute performance for the year.*
The Fund trailed its benchmark, however. That lagging performance stemmed primarily from disappointing results from the subadviser’s security selection models in a number of industry groups. Specifically, the momentum factors considered by the portfolio managers’ stock selection models became less predictive of performance as market conditions evolved, causing stocks that had performed well during the first half of the year to fare relatively poorly during the second half. For example, a number of energy stocks had strong momentum characteristics after gaining in value during the first half of 2006, but many of the stocks lagged market averages during the second half of the year as the U.S. economy slowed and commodity prices fell.*
Other strategies boosted performance. The portfolio managers’ market capitalization models indicated in the spring that large- and mega-cap stocks were poised for superior performance, so the portfolio managers shifted a greater portion of assets into those types of stocks. That move proved effective, as the market’s largest shares assumed leadership during the second half of the year.*
The Fund’s portfolio managers’ quantitative models also take into account seasonal factors. For example, the portfolio managers employ a “Turn of the Year” model during the first and fourth quarters of each calendar year, when relatively volatile stocks historically have led the market. That shift improved performance toward the end of 2006, when relatively volatile stocks rallied.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Standard & Poor’s 500 Stock Index (“S&P 500 Stock Index”) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM Oppenheimer Main Street Fund Review
Fund Objective
The Fund’s investment objective is a high total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies of different capitalization ranges, currently focusing on large-capitalization issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(5/3/04)

AZLSM Oppenheimer Main Street Fund	14.59%	10.75%

S&P 500 Stock Index	15.79%	11.78%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the S&P 500 Stock Index, an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the S&P 500 Stock Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Oppenheimer Main Street Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer Main Street Fund	$1,000.00	$1,113.60	$6.29	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Oppenheimer Main Street Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Oppenheimer Main Street Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Oppenheimer Main Street Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	1.4%

Airlines	0.1

Banking & Financial Services	20.7

Beverages	0.6

Chemicals	0.2

Computers	11.1

Construction	0.1

E-Commerce	1.5

Educational Services	0.1

Electronics	4.3

Health Care	5.7

Insurance	0.2

Manufacturing	13.8

Media	2.8

Metals/Mining	0.1

Oil/Gas	8.2

Pharmaceuticals	5.1

Retail/Wholesale	11.1

Services	3.0

Telecommunications	7.0

Transportation	0.6

Travel/Entertainment	1.1

Utilities	0.6

Short-Term Investments	5.0

104.4%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (99.4%):

Aerospace/Defense (1.4%):

200	Armor Holdings, Inc.*^	$10,970

10,100	Lockheed Martin Corp.	929,907

100	Orbital Sciences Corp.*^	1,844

15,500	Raytheon Co.	818,400

		1,761,121

Airlines (0.1%):

1,300	AMR Corp.*^	39,299

1,400	Continental Airlines, Class B*^	57,750

800	United Technologies Corp.	50,016

		147,065

Automobiles (0.0%):

300	Group 1 Automotive, Inc.^	15,516

300	Tenneco Automotive, Inc.*^	7,416

		22,932

Banking/Financial Services (20.7%):

5,100	ACE, Ltd.	308,907

6,800	Allstate Corp.	442,748

400	Ambac Financial Group, Inc.	35,628

25,400	American International Group, Inc.	1,820,164

2,900	AmeriCredit Corp.*^	72,993

7,900	Ameriprise Financial, Inc.	430,550

100	Astoria Financial Corp.^	3,016

54,708	Bank of America Corp.	2,920,861

4,200	Bear Stearns Cos., Inc.	683,676

1,200	Blackrock, Inc.^	182,280

4,900	Capital One Financial Corp.	376,418

400	CapitalSource, Inc.^	10,924

400	Chicago Mercantile Exchange Holdings, Inc.	203,900

2,700	CIGNA Corp.	355,239

51,300	Citigroup, Inc.	2,857,410

200	Corus Bankshares, Inc.^	4,614

14,300	Countrywide Credit Industries, Inc.	607,035

14,600	Fannie Mae	867,094

14,800	Freddie Mac	1,004,920

4,200	Goldman Sachs Group, Inc.	837,270

300	International Securities Exchange, Inc.^	14,037

1,200	Janus Capital Group, Inc.^	25,908

49,884	JPMorgan Chase & Co.	2,409,397

1,000	Knight Capital Group, Inc.*^	19,170

11,600	Lehman Brothers Holdings, Inc.	906,192

5,200	Lincoln National Corp.	345,280

600	M&T Bank Corp.^	73,296

900	MBIA, Inc.	65,754

16,900	Merrill Lynch & Co., Inc.	1,573,390

10,400	MetLife, Inc.	613,704

500	MGIC Investment Corp.	31,270

12,400	Morgan Stanley	1,009,732

400	Nationwide Financial Services, Inc.	21,680

8,400	Paychex, Inc.	332,136

200	Piper Jaffray Co., Inc.*^	13,030

1,000	PMI Group, Inc.^	47,170

8,400	Principal Financial Group, Inc.	493,080

200	RenaissanceRe Holdings, Ltd.	12,000

500	SAFECO Corp.	31,275

13,400	St. Paul Travelers Cos., Inc.	719,446

23,300	U.S. Bancorp	843,227

20,181	Wachovia Corp.	1,149,308

50,500	Wells Fargo & Co.	1,795,780

10,000	Western Union Co.	224,200

200	World Acceptance Corp.*^	9,390

		26,804,499

Beverages (0.6%):

5,300	Coca-Cola Co.	255,725

8,000	PepsiCo, Inc.	500,400

		756,125

Brewery (0.0%):

300	Molson Coors Brewing Co., Class B	22,932

Chemicals (0.2%):

1,800	Air Products & Chemical, Inc.	126,504

500	Albemarle Corp.^	35,900

500	Ashland, Inc.	34,590

600	H.B. Fuller Co.^	15,492

1,600	Hercules, Inc.*	30,896

400	NewMarket Corp.^	23,620

		267,002

Computers (11.1%):

3,100	Avaya, Inc.*	43,338

5,000	BEA Systems, Inc.*	62,900

2,400	BMC Software, Inc.*	77,280

3,500	Brocade Communications Systems, Inc.*^	28,735

12,200	CA, Inc.^	276,330

1,000	Ceridian Corp.*	27,980

500	Check Point Software Technologies, Ltd.*	10,960

59,000	Cisco Systems, Inc.*	1,612,470

300	Cognos, Inc.*^	12,738

900	Computer Sciences Corp.*	48,033

3,700	Compuware Corp.*	30,821

49,600	Dell, Inc.*	1,244,464

700	Diebold, Inc.	32,620

400	Digital River, Inc.*^	22,316

500	DST Systems, Inc.*^	31,315

2,100	Earthlink, Inc.*	14,910

54,500	EMC Corp.*	719,400

37,500	Hewlett-Packard Co.	1,544,625

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Computers, continued

800	Hyperion Solutions Corp.*^	$28,752

500	IKON Office Solutions, Inc.^	8,185

23,000	International Business Machines Corp.	2,234,450

20,100	Intuit, Inc.*	613,251

600	Lexmark International, Inc.*	43,920

1,300	McAfee, Inc.*	36,894

300	MICROS Systems, Inc.*^	15,810

82,400	Microsoft Corp.	2,460,464

800	NCR Corp.*	34,208

5,900	Network Appliance, Inc.*	231,752

2,200	Novell, Inc.*	13,640

12,400	NVIDIA Corp.*	458,924

80,000	Oracle Corp.*	1,371,200

1,300	Sybase, Inc.*^	32,110

38,100	Symantec Corp.*	794,385

800	Tech Data Corp.*	30,296

400	TIBCO Software, Inc.*^	3,776

2,000	United Online, Inc.^	26,560

1,400	VeriSign, Inc.*	33,670

300	WebEx Communications, Inc.*^	10,467

700	Websense, Inc.*^	15,981

		14,339,930

Construction (0.1%):

900	Chicago Bridge & Iron Co. N.V., New York Shares	24,606

400	Emcor Group, Inc.*^	22,740

800	Granite Construction, Inc.^	40,256

900	Louisiana-Pacific Corp.	19,377

		106,979

E-Commerce (1.5%):

1,900	Emdeon Corp.*^	23,541

1,200	Expedia, Inc.*	25,176

3,500	Google, Inc., Class A*	1,611,680

5,100	IAC/InterActiveCorp*	189,516

5,100	Liberty Media Corp.—Interactive*	110,007

500	Netflix, Inc.*^	12,930

200	Sohu.com, Inc.*^	4,800

		1,977,650

Educational Services (0.1%):

700	Apollo Group, Inc.*^	27,279

1,200	Career Education Corp.*	29,736

550	First Marblehead Corp.	30,058

		87,073

Electronics (4.3%):

1,200	Agere Systems, Inc.*	23,004

15,000	Agilent Technologies, Inc.*	522,750

1,800	Altera Corp.*	35,424

2,600	Amkor Technology, Inc.*^	24,284

19,100	Analog Devices, Inc.	627,817

35,500	Applied Materials, Inc.	654,975

700	Atmel Corp.*	4,235

700	Avnet, Inc.*^	17,871

600	AVX Corp.^	8,874

2,100	Cadence Design Systems, Inc.*	37,611

600	Cymer, Inc.*^	26,370

13,500	Electronic Data Systems Corp.	371,925

1,200	Emulex Corp.*	23,412

400	Hittite Microwave Corp.*^	12,928

2,900	Integrated Device Technology, Inc.*	44,892

78,400	Intel Corp.	1,587,600

1,400	Intersil Corp.	33,488

1,200	Linear Technology Corp.	36,384

3,700	LSI Logic Corp.*^	33,300

1,400	Micrel, Inc.*^	15,092

14,900	Micron Technology, Inc.*	208,004

1,900	National Semiconductor Corp.^	43,130

1,100	Novellus Systems, Inc.*^	37,862

1,300	OmniVision Technologies, Inc.*^	17,745

100	Plexus Corp.*^	2,388

1,100	QLogic Corp.*	24,112

1,900	Silicon Image, Inc.*^	24,168

2,200	Solectron Corp.*	7,084

2,300	Synopsys, Inc.*	61,479

600	Tektronix, Inc.	17,502

2,200	Teradyne, Inc.*^	32,912

32,200	Texas Instruments, Inc.	927,360

800	Varian Semiconductor Equipment Associates, Inc.*^	36,416

1,300	Vishay Intertechnology, Inc.*	17,602

		5,600,000

Food (0.0%):

442	Chipotle Mexican Grill, Inc.*^	22,981

300	Dean Foods Co.*	12,684

		35,665

Health Care (5.7%):

8,000	Abbott Laboratories	389,680

500	Advanced Medical Optics, Inc.*^	17,600

15,000	Aetna, Inc.	647,700

700	AMERIGROUP Corp.*^	25,123

2,300	Applera Corp.—Applied Biosystems Group	84,387

1,600	Becton, Dickinson & Co.	112,240

1,800	Boston Scientific Corp.*	30,924

500	Cardinal Health, Inc.	32,215

800	Centene Corp.*^	19,656

700	Coventry Health Care, Inc.*	35,035

400	Edwards Lifesciences Corp.*	18,816

6,600	Humana, Inc.*	365,046

900	Immucor, Inc.*^	26,307

36,400	Johnson & Johnson	2,403,143

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Health Care, continued

1,000	Laboratory Corp. of America Holdings*	$73,470

100	Lincare Holdings, Inc.*	3,984

7,800	McKesson Corp.	395,460

900	Medtronic, Inc.	48,159

800	Stryker Corp.	44,088

26,670	UnitedHealth Group, Inc.	1,432,979

300	WellCare Health Plans, Inc.*^	20,670

14,007	Wellpoint, Inc.*	1,102,211

		7,328,893

Insurance (0.2%):

1,000	Assurant, Inc.	55,250

400	CNA Financial Corp.*^	16,128

900	Covanta Holding Corp.*^	19,836

600	Hanover Insurance Group, Inc.	29,280

200	PartnerRe, Ltd.^	14,206

1,200	Prudential Financial, Inc.	103,032

1,100	Radian Group, Inc.	59,301

100	Safety Insurance Group, Inc^	5,071

200	Zenith National Insurance Co.^	9,382

		311,486

Manufacturing (13.8%):

5,000	3M Co.	389,650

700	Acuity Brands, Inc.^	36,428

1,000	Agco Corp.*^	30,940

2,300	AK Steel Holding Corp.*^	38,870

19,800	Alcoa, Inc.	594,198

500	Autoliv, Inc.^	30,150

400	Belden CDT, Inc.^	15,636

600	Carpenter Technology Corp.^	61,512

14,300	Caterpillar, Inc.	877,019

500	Cleveland Cliffs, Inc.^	24,220

800	Commscope, Inc.*^	24,384

9,900	ConAgra Foods, Inc.	267,300

300	Cummins, Inc.	35,454

10,000	Danaher Corp.	724,400

6,800	Deere & Co.	646,476

700	Eagle Materials, Inc., Class A	30,261

5,600	Eaton Corp.	420,784

18,900	Ford Motor Co.^	141,939

4,900	Freeport-McMoRan Copper & Gold, Inc., Class B^	273,077

400	Gardner Denver, Inc.*	14,924

9,900	General Dynamics Corp.	736,065

96,500	General Electric Co.	3,590,765

15,200	General Motors Corp.^	466,944

1,400	Goodyear Tire & Rubber Co.*	29,386

1,000	H.J. Heinz Co.	45,010

1,300	Hasbro, Inc.	35,425

16,300	Honeywell International, Inc.	737,412

7,700	Illinois Tool Works, Inc.	355,663

1,600	Ingersoll Rand Co.	62,608

300	Johnson Controls, Inc.	25,776

1,700	Kraft Foods, Inc., Class A^	60,690

300	Lone Star Technologies, Inc.*^	14,523

400	Lubrizol Corp.	20,052

1,900	Lyondell Chemical Co.	48,583

400	Manitowoc Co., Inc.^	23,772

1,700	Masco Corp.	50,779

2,100	Mattel, Inc.	47,586

1,400	Mentor Graphics Corp.*^	25,242

12,900	Nucor Corp.	705,114

500	OM Group, Inc.*^	22,640

300	Oregon Steel Mills, Inc.*	18,723

300	Packaging Corp. of America^	6,630

6,600	Phelps Dodge Corp.	790,152

3,600	PPG Industries, Inc.	231,156

22,252	Procter & Gamble Co.	1,430,136

600	Quanex Corp.^	20,754

200	Regal-Beloit Corp.^	10,502

1,400	Reynolds American, Inc.^	91,658

5,300	Rohm and Haas Co.	270,936

4,000	Sara Lee Corp.	68,120

700	Snap-On, Inc.^	33,348

6,300	Southern Copper Corp.^	339,507

1,000	Spx Corp.^	61,160

1,200	Steel Dynamics, Inc.	38,940

7,000	Thermo Fisher Scientific, Inc.*	317,030

600	Toro Co.	27,978

90	Tronox, Inc., Class B^	1,421

36,800	Tyco International, Ltd.	1,118,720

800	United States Steel Corp.	58,512

1,750	Verigy, Ltd.*^	31,063

200	Wabtec Corp.	6,076

41,500	Xerox Corp.*	703,425

5,200	Zimmer Holdings, Inc.*	407,576

		17,865,180

Media (2.8%):

3,200	CBS Corp., Class B	99,776

11,100	Comcast Corp., Class A*	469,863

2,000	Gannett Co., Inc.	120,920

3,700	Liberty Media Corp.—Capital*	362,526

7,400	McGraw-Hill Cos., Inc.	503,348

27,200	News Corp., Class A	584,256

41,400	Time Warner, Inc.	901,692

13,582	Viacom Inc., Class B*	557,269

		3,599,650

Medical Equipment & Supplies (0.0%):

600	Mentor Corp.	29,322

Metals/Mining (0.1%):

600	Chaparral Steel Co.^	26,562

400	Foundation Coal Holdings, Inc.^	12,704

100	Kaydon Corp.^	3,974

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Metals/Mining, continued

1,900	USEC, Inc.*	$24,168

100	Valmont Industries, Inc.^	5,549

		72,957

Oil/Gas (8.2%):

25,377	Chevron Corp.	1,865,971

21,839	ConocoPhillips	1,571,316

6,400	Devon Energy Corp.	429,312

61,600	Exxon Mobil Corp.	4,720,408

1,400	Frontier Oil Corp.^	40,236

1,800	Grey Wolf, Inc.*^	12,348

6,400	Halliburton Co.	198,720

1,100	Headwaters, Inc.*^	26,356

5,500	Hess Corp.	272,635

600	Holly Corp.	30,840

8,600	Marathon Oil Corp.	795,500

5,804	Occidental Petroleum Corp.	283,409

800	ONEOK, Inc.^	34,496

6,100	Paramount Resources, Ltd., Class A*	125,568

1,500	Parker Drilling Co.*^	12,255

300	SEACOR Holdings, Inc.*^	29,742

1,300	Sunoco, Inc.	81,068

500	Tesoro Petroleum Corp.	32,885

600	Tidewater, Inc.^	29,016

500	Veritas DGC, Inc.*^	42,815

		10,634,896

Pharmaceuticals (5.1%):

2,800	AmerisourceBergen Corp.	125,888

5,100	Amgen, Inc.*	348,381

3,600	Biogen Idec, Inc.*	177,084

14,100	Caremark Rx, Inc.^	805,251

1,100	Eli Lilly & Co.	57,310

1,200	Endo Pharmaceuticals Holdings, Inc.*	33,096

11,800	Forest Laboratories, Inc.*	597,080

1,400	King Pharmaceuticals, Inc.*^	22,288

900	Medco Health Solutions, Inc.*	48,096

35,900	Merck & Co., Inc.	1,565,240

1,100	Mylan Laboratories, Inc.^	21,956

101,600	Pfizer, Inc.	2,631,440

800	Watson Pharmaceuticals, Inc.*	20,824

3,000	Wyeth	152,760

		6,606,694

Publishing—Periodicals (0.0%):

940	Idearc, Inc.*^	26,931

Retail/Wholesale (11.1%):

600	Abercrombie & Fitch Co., Class A	41,778

800	Aeropostale, Inc.*^	24,696

25,200	Altria Group, Inc.	2,162,664

1,200	American Eagle Outfitters, Inc.^	37,452

900	AnnTaylor Stores Corp.*^	29,556

1,000	AutoNation, Inc.*^	21,320

300	AutoZone, Inc.*	34,668

4,300	Avon Products, Inc.	142,072

900	Barnes & Noble, Inc.^	35,739

10,200	Best Buy Co., Inc.	501,738

1,600	Big Lots, Inc.*^	36,672

750	Brinker International, Inc.	22,620

300	Brown Shoe Co., Inc.^	14,322

200	Charming Shoppes, Inc.*^	2,706

1,400	Circuit City Stores, Inc.	26,572

7,100	Coach, Inc.*	305,016

600	Dick’s Sporting Goods, Inc.*^	29,394

1,400	Dillard’s, Inc., Class A^	48,958

2,000	Dollar Tree Stores, Inc.*	60,200

500	Domino’s Pizza, Inc.^	14,000

1,000	Dress Barn, Inc.*^	23,330

1,200	Eastman Kodak Co.^	30,960

300	Energizer Holdings, Inc.*	21,297

1,700	Family Dollar Stores, Inc.	49,861

18,800	Federated Department Stores, Inc.	716,844

23,000	Gap, Inc.	448,500

700	Gymboree Corp.*^	26,712

300	Harland (John H.) Co.	15,060

38,700	Home Depot, Inc.	1,554,192

8,100	J.C. Penney Co., Inc.	626,616

300	Jack In the Box, Inc.*	18,312

700	Jones Apparel Group, Inc.	23,401

10,700	Kohl’s Corp.*	732,201

18,400	Kroger Co.	424,488

1,000	Lear Corp.^	29,530

12,000	Limited Brands	347,280

8,600	Lowe’s Cos., Inc.	267,890

1,000	Marvel Entertainment, Inc.*^	26,910

1,050	Men’s Wearhouse, Inc.	40,173

800	NBTY, Inc.*^	33,256

12,900	Nordstrom, Inc.	636,486

15,900	Office Depot, Inc.*	606,903

700	OfficeMax, Inc.^	34,755

1,700	Pactiv Corp.*	60,673

1,000	Payless ShoeSource, Inc.*^	32,820

500	Polo Ralph Lauren Corp.^	38,830

1,000	RadioShack Corp.^	16,780

900	Rent-A-Center, Inc.*^	26,559

1,200	Ross Stores, Inc.^	35,160

15,200	Safeway, Inc.	525,312

2,200	Sears Holdings Corp.*^	369,446

500	Select Comfort Corp.*^	8,695

100	Skechers U.S.A., Inc., Class A*^	3,331

15,300	Staples, Inc.	408,510

4,700	Target Corp.	268,135

1,200	Tempur-Pedic International, Inc.*^	24,552

23,000	TJX Cos., Inc.	655,040

700	UST, Inc.^	40,740

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Retail/Wholesale, continued

23,100	Wal-Mart Stores, Inc.	$1,066,758

1,000	Wendy’s International, Inc.^	33,090

500	Wolverine World Wide, Inc.^	14,260

7,800	YUM! Brands, Inc.	458,640

		14,414,431

Services (3.0%):

500	Acxiom Corp.^	12,825

600	Administaff, Inc.^	25,662

1,400	Convergys Corp.*	33,292

400	Corrections Corp. of America*	18,092

400	CSG Systems International, Inc.*^	10,692

900	Deluxe Corp.^	22,680

19,700	Dow Chemical Co.	786,818

1,200	Fair Issac Corp.	48,780

30,800	First Data Corp.	786,016

700	Fiserv, Inc.*	36,694

300	Gartner Group, Inc.*^	5,937

100	Hewitt Associates, Inc., Class A*^	2,575

500	ITT Educational Services, Inc.*	33,185

1,300	Labor Ready, Inc.*^	23,829

11,900	Loews Corp.	493,493

1,000	Manpower, Inc.	74,930

200	MicroStrategy, Inc., Class A*^	22,802

900	MPS Group, Inc.*^	12,762

11,800	Northrop Grumman Corp.	798,860

5,600	Omnicom Group, Inc.	585,424

900	Valueclick, Inc.*^	21,267

200	Watson Wyatt Worldwide, Inc., Class A^	9,030

		3,865,645

Telecommunications (7.0%):

500	ADTRAN, Inc.^	11,350

700	Amdocs, Ltd.*	27,125

2,100	Arris Group, Inc.*^	26,271

47,242	AT&T, Inc.	1,688,902

29,100	BellSouth Corp.	1,370,901

1,500	CenturyTel, Inc.	65,490

2,100	Citizens Communications Co.	30,177

18,100	Clear Channel Communications, Inc.	643,274

8,900	DIRECTV Group, Inc.*	221,966

1,200	Dobson Communications Corp., Class A*^	10,452

4,400	EchoStar Communications Corp., Class A*	167,332

585	Embarq Corp.	30,748

400	InterDigital Communications Corp.*^	13,420

2,400	Liberty Global, Inc., Class A*^	69,960

47,000	Motorola, Inc.	966,320

1,700	Polycom, Inc.*^	52,547

14,300	QUALCOMM, Inc.	540,397

3,100	Qwest Communications International, Inc.*	25,947

64,919	Sprint Nextel Corp.	1,226,320

700	Telephone and Data Systems, Inc.^	38,031

2,800	UTStarcom, Inc.*^	24,500

48,400	Verizon Communications, Inc.	1,802,415

		9,053,845

Transportation (0.6%):

900	ArvinMeritor, Inc.^	16,407

14,300	CSX Corp.	492,349

400	General Maritime Corp.^	14,076

100	Kansas City Southern*^	2,898

800	Laidlaw International, Inc.^	24,344

3,100	Norfolk Southern Corp.	155,899

600	OMI Corp.^	12,702

500	Overseas Shipholding Group, Inc.^	28,150

500	Swift Transportation Co., Inc.*	13,135

		759,960

Travel/ Entertainment (1.1%):

3,400	Carnival Corp., Class A	166,770

5,800	Harley-Davidson, Inc.	408,726

100	Las Vegas Sands Corp.*	8,948

200	Live Nation, Inc.*	4,480

1,200	Sabre Holdings Corp., Class A	38,268

2,100	Starwood Hotels & Resorts Worldwide, Inc.	131,250

19,600	Walt Disney Co.	671,692

		1,430,134

Utilities (0.6%):

200	Alliant Energy Corp.	7,554

2,900	American Electric Power Co., Inc.	123,482

100	Avista Corp.^	2,531

1,800	CenterPoint Energy, Inc.^	29,844

1,000	Emerson Electric Co.	44,070

11,200	PG&E Corp.	530,096

		737,577

Total Common Stocks (Cost $113,786,356)		128,666,574

Collateral for Securities on Loan (4.3%):

5,560,173	Northern Trust Liquid Institutional Asset Portfolio	5,560,173

Total Collateral for Securities on Loan (Cost $5,560,173)		5,560,173

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Deposit Account (0.7%):

902,731	NTRS London Deposit Account	$902,731

Total Deposit Account (Cost $902,731)		902,731

Total Investment Securities (Cost $120,249,260)(a)—104.4%		135,129,478
Net other assets (liabilities)—(4.4)%		(5,713,596)

Net Assets—100.0%		$129,415,882

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

(a)	Cost for federal income tax purposes is $120,768,058. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$16,384,088

Unrealized depreciation	(2,022,668)

Net unrealized appreciation	$14,361,420

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	98.7%

Bermuda	0.9%

Cayman Islands	0.2%

Panama	0.1%

Canada	0.1%

100.0%

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Oppenheimer
Main Street Fund

Assets

Investment securities, at cost	$120,249,260

Investment securities, at value*	$135,129,478

Interest and dividends receivable	154,497

Receivable for capital shares issued	23,431

Receivable for investments sold	1,125,277

Prepaid expenses	1,685

Total Assets	136,434,368

Liabilities

Payable for investments purchased	1,316,281

Payable for capital shares redeemed	351

Payable for return of collateral received	5,560,173

Manager fees payable	82,048

Administration fees payable	5,274

Distribution fees payable	27,272

Administrative and compliance services fees payable	568

Other accrued liabilities	26,519

Total Liabilities	7,018,486

Net Assets	$129,415,882

Net Assets Consist of:

Capital	$108,032,151

Accumulated net investment income/(loss)	724,522

Net realized gains/(losses) on investment transactions	5,778,991

Net unrealized appreciation/(depreciation) on investments	14,880,218

Net Assets	$129,415,882

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,207,256

Net Asset Value (offering and redemption price per share)	$12.68

*	Includes securities on loan of $5,400,495.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Oppenheimer
Main Street Fund

Investment Income:

Interest	$32,763

Dividends	1,990,981

Foreign withholding tax	(204)

Income from securities lending	8,345

Total Investment Income	2,031,885

Expenses:

Manager fees	879,777

Administration fees	60,284

Distribution fees	274,930

Audit fees	8,659

Administrative and compliance services fees	1,901

Custodian fees	58,147

Legal fees	9,006

Trustees’ fees	6,765

Recoupment of prior expenses reimbursed by the Manager	19,790

Other expenses	24,437

Total expenses before reductions	1,343,696

Less expenses waived/reimbursed by the Manager	(37,736)

Net Expenses	1,305,960

Net Investment Income/(Loss)	725,925

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions:

Net realized gains/(losses) on securities and foreign currency transactions	6,296,386

Change in unrealized appreciation/depreciation on investments	8,080,656

Net Realized and Unrealized Gains/(Losses) on Investments	14,377,042

Change in Net Assets Resulting from Operations	$15,102,967

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	Main Street Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$725,925	$596,916

Net realized gains/(losses) on investment transactions	6,296,386	1,808,065

Change in unrealized appreciation/depreciation on investments	8,080,656	2,831,500

Change in net assets resulting from operations:	15,102,967	5,236,481

Dividends to Shareholders:

From net investment income	(595,790)	—

From net realized gains	(2,285,282)	(150,822)

Change in net assets resulting from dividends to shareholders	(2,881,072)	(150,822)

Capital Transactions:

Proceeds from shares issued	27,169,526	32,247,466

Proceeds from dividends reinvested	2,881,072	577,646

Value of shares redeemed	(11,872,137)	(4,382,165)

Change in net assets from capital transactions	18,178,461	28,442,947

Change in net assets	30,400,356	33,528,606

Net Assets:

Beginning of period	99,015,526	65,486,920

End of period	$129,415,882	$99,015,526

Accumulated net investment income	$724,522	$595,790

Share Transactions:

Shares issued	2,267,878	2,996,450

Dividends reinvested	245,197	53,133

Shares redeemed	(1,022,168)	(405,265)

Change in shares	1,490,907	2,644,318

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,		May 3, 2004 to
			December 31,
	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$11.36	$10.79	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.06	0.07	0.06

Net Realized and Unrealized Gains/(Losses) on Investments	1.57	0.51	0.80

Total from Investment Activities	1.63	0.58	0.86

Dividends to Shareholders From:

Net Investment Income	(0.06)	—	(0.06)

Net Realized Gains	(0.25)	(0.01)	(0.01)

Total Dividends	(0.31)	(0.01)	(0.07)

Net Asset Value, End of Period	$12.68	$11.36	$10.79

Total Return*(b)	14.59%	5.45%	8.60%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$129,416	$99,016	$65,487

Net Investment Income/(Loss)(c)	0.66%	0.70%	1.52%

Expenses Before Reductions**(c)	1.22%	1.28%	1.29%

Expenses Net of Reductions(c)	1.19%	1.19%	1.20%

Expenses Net of Reductions(c)(d)	1.19%	1.20%	N/A

Portfolio Turnover Rate(b)	105.81%	80.76%	75.56%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Oppenheimer Main Street Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Oppenheimer Main Street Fund	$5,560,173	$5,400,495

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“Oppenheimer”), Oppenheimer provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit

AZL Oppenheimer Main Street Fund	0.80%	1.20%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% for the period May 1, 2006 through April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2007	12/31/2008

AZL Oppenheimer Main Street Fund	$569	$70,153

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2006

other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $5,485 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Oppenheimer Main Street Fund	$131,575,700	$115,818,152

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $289 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $1,387,344 related to ordinary income and $1,493,728 related to net long term capital gains and for the year ended December 31, 2005 were

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2006

$150,822 related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

Accumulated
	Undistributed	Undistributed		Capital and		Total
	Ordinary	Long Term	Accumulated	Other	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Losses	Appreciation(a)	Earnings

AZL Oppenheimer Main Street Fund	$1,804,689	$5,217,911	$7,022,600	$(289)	$14,361,420	$21,383,731

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Main Street Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $1,493,728.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

23

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

24

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

25

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

26

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

27

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at http://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM PIMCO
Fundamental IndexPLUS
Total Return Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 16

Statement of Operations	Page 17

Statements of Changes in Net Assets	Page 18

Financial Highlights	Page 19

Notes to the Financial Statements	Page 20

Report of Independent Registered Public Accounting Firm	Page 28

Other Federal Income Tax Information	Page 29

Approval of Investment Advisory and Subadvisory Agreements	Page 30

Information about Trustees and Officers	Page 34

Other Information	Page 35
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM PIMCO Fundamental IndexPLUS Total Return Fund and Pacific Investment Management Company LLC. serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2006 through the period ended December 31, 2006?
From its inception on May 1, 2006 through the period ended December 31, 2006, the AZLSM PIMCO Fundamental IndexPLUS Total Return Fund gained 11.97% compared to a 10.10% total return for its benchmark, the S&P 500 Stock Index1.
This Fund’s sub-adviser, Pacific Investment Management Company, invests the Fund’s assets to mirror an index that is weighted by fundamental factors such as sales, book values, cash flows and dividends. Rather than purchase stocks, the Fund typically holds total-return swaps2 that provide the total return of the fundamentally weighted index. The subadviser invests the collateral from those swaps in an actively managed portfolio of bonds.*
Stock selection made the largest contribution to the Fund’s relative gains, as the stocks emphasized by the fundamental-indexing system generally out-performed their peers. Selection within the consumer goods and services, technology and oil and gas sectors particularly boosted the Fund’s return versus its benchmark. An overweight position in utilities stocks and an underweight stake in the technology sector especially added to performance.*
The Fund’s bond portfolio added positive absolute returns during the period.
The subadviser’s duration positioning boosted returns as bond yields fell. However, yield-curve positioning detracted from performance. The sub-adviser emphasized short- and intermediate-term bonds, which underperformed as the U.S. yield curve flattened.*
An emphasis on mortgage securities also benefited the fixed-income portion of the portfolio, as those securities outperformed Treasuries with similar durations. Exposure to investment-grade corporate bonds and emerging-market debt helped the Fund’s performance as well. Exposure to relatively short-term securities in the United Kingdom detracted moderately from performance, as central bank tightening anchored short-term yields while the overall U.K. yield curve flattened.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The S&P 500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]	Swap is the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. Recently, swaps have grown to include currency swaps and interest rate swaps.

AZLSM PIMCO Fundamental IndexPLUS Total Return Fund
Fund Objective
The Fund’s investment objective is to exceed the total return of the S&P 500 Index by investing under normal circumstances substantially all of its assets in derivative instruments backed by a portfolio of fixed income instruments. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2006

Since
Inception
(5/1/06)

AZLSM PIMCO Fundamental IndexPLUS Total Return Fund	11.97%

S&P 500 Stock Index	10.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The S&P Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL PIMCO Fundamental IndexPLUS Total Return Fund, (the “Fund”), you incur the following costs: ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the AZL PIMCO Fundamental IndexPLUS Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not include expenses from the underlying investment companies in which the Fund invests.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,000.00	$1,144.90	$6.38	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL PIMCO Fundamental IndexPLUS Total Return Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL PIMCO Fundamental IndexPLUS Total Return Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investments	net assets*

Asset Backed Securities	29.6%

Collateralized Mortgage Obligations	6.5

Corporate Bonds	28.5

Commercial Paper	18.3

Yankee Dollar	4.4

Certificates of Deposit	0.4

Preferred Stock	0.5

Foreign Government Bonds	0.1

Bank Loan Obligations	0.5

U.S. Government Agency Mortgages	37.4

U.S. Treasury Obligations	0.6

Purchased Call Options	0.1

Purchased Put Options	0.0

Short-term Investments	8.0

134.9%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments
December 31, 2006

Principal		Fair
Amount		Value

Asset Backed Securities (29.6%):

319,397	Accredited Mortgage Loan Trust, Series 06-2, Class A1, 5.39%, 9/25/36#	$319,422

182,855	ACE Securities Corp Home Equity Loan Trust, Series 06-HE4, Class A2A, 5.38%, 10/25/36#	182,827

91,832	ACE Securities Corp Home Equity Loan Trust, Series 06-ASP5, Class A2A, 5.40%, 10/25/36#	91,832

500,000	American Express Credit Account Master Trust, Series 02-6, Class A, 5.49%, 3/15/10#	500,515

53,999	Ameriquest Mortgage Securities Trust, Series 04-R4, Class A1A, 5.68%, 6/25/34#(c)	54,026

274,779	Amortizing Residential Collateral Trust, Series 01-BC6, Class A, 5.70%, 10/25/31#	274,996

130,062	Argent Securities, Inc., Series 05-W5, Class A2A, 5.43%, 1/25/36,#	130,083

47,365	Argent Securities, Inc., Series 06-W3, Class A2A, 5.42%, 4/25/36,#	47,372

80,502	Argent Securities, Inc., Series 06-M2, Class A2A, 5.37%, 9/25/36,#	80,509

155,140	Asset Backed Funding Certificates, Series 06-OPT2, Class A3A, 5.38%, 10/25/36#	155,131

98,263	Asset Backed Funding Certificates, Series 06-HE1, Class A2A, 5.38%, 1/25/37#	98,265

77,323	Asset Backed Securities Corp. Home Equity Loan Trust, Series 04-HE6, Class A1, 5.63%, 9/25/34,#	77,282

400,000	Bank One Issuance Trust, Series 04-A2, Class A2, 5.38%, 10/15/09,#	400,032

100,000	Capital One Auto Finance Trust, Series 06-C, Class A1, 5.34%, 12/14/07	99,984

39,039	Carrington Mortgage Loan Trust, Series 06-OPT1, Class A1, 5.42%, 2/25/36#	39,047

255,211	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A1, 5.39%, 5/25/36#	255,229

700,000	Carrington Mortgage Loan Trust, Series 06-NC5, Class A1, 5.40%, 1/25/37#	699,782

400,000	Chase Credit Card Master Trust, Series 02-1, Class A, 5.45%, 6/15/09,#	400,069

200,000	Chase Credit Card Master Trust, Series 03-6, Class A, 5.46%, 2/15/11,#	200,465

200,000	Chase Issuance Trust, Series 06-A3, Class A3, 5.34%, 7/15/11#	200,154

200,000	Chase Manhattan Auto Owner Trust, Series 06-B, Class A2, 5.28%, 10/15/09	200,015

14,794	Citigroup Mortgage Loan Trust, Inc., Series 04-RES1, Class A1, 5.65%, 11/25/34#	14,798

81,668	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH2, Class A1, 5.39%, 8/25/36#	81,663

600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH3, Class A2, 5.45%, 10/25/36#	600,008

700,000	Countrywide Asset-Backed Certificates, Series 06-24, Class 2A1, 5.40%, 12/26/36#	699,795

161,562	Countrywide Asset-Backed Certificates, Series 06-13, Class 3AV1, 5.40%, 1/25/37#	161,647

190,513	Countrywide Asset-Backed Certificates, Series 06-19, Class 2A1, 5.38%, 3/25/37#	190,483

198,255	Countrywide Asset-Backed Certificates, Series 06-21, Class 2A1, 5.37%, 5/25/37#	198,193

99,542	Countrywide Asset-Backed Certificates, Series 06-22, Class 2A1, 5.37%, 5/25/37#	99,544

692,464	Countrywide Asset-Backed Certificates, Series 06-23, Class 2A1, 5.40%, 11/25/37#	692,248

94,900	Countrywide Asset-Backed Certificates, Series 06-15, Class A1, 5.46%, 10/25/46#	94,915

89,346	Countrywide Asset-Backed Certificates, Series 06-16, Class 2A1, 5.37%, 12/25/46#	89,318

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Principal		Fair
Amount		Value

Asset Backed Securities, continued

267,017	Countrywide Asset-Backed Certificates, Series 06-17, Class 2A1, 5.37%, 3/25/47#	$266,934

98,105	Credit-Based Asset Servicing and Securitization, Series 06-CB9, Class A1, 5.41%, 11/25/36#	98,106

100,000	DaimlerChrysler Auto Trust, Series 06-D, Class A1, 5.33%, 12/8/07(c)	100,032

100,000	DaimlerChrysler Auto Trust, Series 06-C, Class A2, 5.25%, 5/8/09	99,906

491,149	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF9, Class 2A1, 5.38%, 6/25/36#	491,189

237,725	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF8, Class IIA1, 5.35%, 7/25/36#	237,743

53,938	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF12, Class A2A, 5.44%, 11/25/36#	53,948

94,635	Fremont Home Loan Trust, Series 06-A, Class 2A1, 5.40%, 5/25/36#	94,645

100,000	Fremont Home Loan Trust, Series 06-E, Class 2A1, 5.41%, 1/25/37#	99,938

92,118	Fremont Home Loan Trust, Series 06-3, Class 2A1, 5.39%, 2/25/37#	92,103

89,720	Friedman Billings Ramsey Securitization Trust, Series 05-5, Class AV21, 5.47%, 11/25/35#	89,731

264,489	GE-WMC Mortgage Securities, L.L.C., Series 06-1, Class A2A, 5.36%, 8/25/36#	264,493

82,796	GSAMP Trust, Series 06-FM1, Class A2A, 5.41%, 4/25/36#	82,804

150,695	GSAMP Trust, Series 06-FM2, Class A2A, 5.39%, 9/25/36#	150,709

384,735	Home Equity Asset Trust, Series 05-7, Class 2A1, 5.47%, 1/25/36#	384,806

200,000	Household Home Equity Loan Trust, Series 06-4, Class A1V, 5.42%, 3/20/36#	200,000

98,603	HSI Asset Securitization Corp. Trust, Series 06-HE2, Class 2A1, 5.40%, 12/25/36#	98,419

100,000	Indymac Residential Asset Backed Trust, Series 06-E, Class 2A1, 5.41%, 4/25/37#	99,813

252,137	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC1, Class A2, 5.42%, 3/25/36#	252,087

87,088	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC3, Class A2, 5.37%, 8/25/36#	87,082

579,879	J.P. Morgan Mortgage Acquisition Corp., Series 06-CH2, Class AV2, 5.40%, 10/25/36#	579,889

286,040	Lehman XS Trust, Series 06-17, Class WF11, 5.47%, 11/25/36#	286,130

71,597	Lehman XS Trust, Series 06-9, Class A1A, 5.42%, 5/25/46#	71,586

371,511	Lehman XS Trust, Series 06-11, Class 1A1, 5.40%, 6/25/46#	371,511

189,997	Lehman XS Trust, Series 06-16N, Class A1A, 5.43%, 11/25/46#	189,997

31,296	Long Beach Mortgage Loan Trust, Series 04-4, Class 1A1, 5.63%, 10/25/34#	31,311

43,155	Long Beach Mortgage Loan Trust, Series 06-1, Class 2A1, 5.43%, 2/25/36#	43,161

562,840	Long Beach Mortgage Loan Trust, Series 06-9, Class 2A1, 5.38%, 10/25/36#	562,849

116,602	Master Asset Backed Securities Trust, Series 06-FRE2, Class A2, 5.40%, 3/25/36#	116,617

200,000	Master Asset Backed Securities Trust, Series 06-HE5, Class A1, 5.41%, 11/25/36#	200,000

700,000	MBNA Credit Card Master Note Trust, Series 02-A4, Class A4, 5.46%, 8/17/09#	700,202

700,000	Merrill Lynch Mortgage Investors Trust, Series 06-FF1, Class A2A, 5.42%, 8/25/36#	699,999

100,000	Nelnet Student Loan Trust, Series 06-3, Class A1, 5.34%, 9/25/12#	100,000

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Principal		Fair
Amount		Value

Asset Backed Securities, continued

326,211	Nelnet Student Loan Trust, Series 06-2, Class A1, 5.35%, 10/27/14#	$326,190

301,471	Nelnet Student Loan Trust, Series 04-4, Class A3, 5.47%, 10/25/16#	301,462

110,053	Newcastle Mortgage Securities Trust, Series 06-1, Class A1, 5.42%, 3/25/36#	110,072

360,892	Park Place Securities, Inc., Series 04-MCW1, Class A1, 5.66%, 10/25/34#	361,093

77,259	Park Place Securities, Inc., Series 05-WCW1, Class A3B, 5.51%, 9/25/35#	77,267

189,135	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1A, 5.40%, 10/25/36#	189,124

84,595	Residential Asset Securities Corp., Series 06-KS6, Class A1, 5.36%, 8/25/36#	84,602

211,607	Residential Asset Securities Corp., Series 06-KS8, Class A1, 5.41%, 10/25/36#	211,574

191,795	Residential Asset Securities Corp., Series 06-KS9, Class AI1, 5.42%, 11/25/36#	191,814

90,959	Saxon Asset Securities Trust, Series 06-3, Class A1, 5.38%, 11/25/36,#	90,945

91,700	SBI Heloc Trust, Series 06-A1, Class 1A2A, 5.49%, 8/25/36#(c)	91,700

600,000	SLM Student Loan Trust, Series 06-8, Class A1, 5.39%, 4/25/12#	599,906

400,000	SLM Student Loan Trust, Series 06-9, Class A1, 5.34%, 10/25/12#	399,938

600,000	SLM Student Loan Trust, Series 06-10, Class A1, 5.32%, 7/25/13#	600,000

98,124	SLM Student Loan Trust, Series 06-3, Class A2, 5.38%, 1/25/16#	98,142

39,338	SLM Student Loan Trust, Series 05-5, Class A1, 5.38%, 1/25/18#	39,355

90,399	Soundview Home Equity Loan Trust, Series 06-EQ1, Class A1, 5.37%, 10/25/36#	90,400

700,000	Soundview Home Equity Loan Trust, Series 06-EQ2, Class A1, 5.43%, 1/25/37#	699,999

195,113	Wells Fargo Home Equity Trust, Series 05-4, Class AI1, 5.47%, 12/25/35#(c)	195,140

100,000	Wells Fargo Home Equity Trust, Series 06-3, Class A1, 5.40%, 1/25/37#	100,000

Total Asset Backed Securities (Cost $19,587,968)		19,586,112

Collateralized Mortgage Obligations (6.5%):

40,103	American Home Mortgage Investment Trust, Series 05-2, Class 5A2, 5.50%, 9/25/35#	40,106

47,831	Countrywide Home Loans, Series 05-3, Class 1A3, 5.59%, 4/25/35	47,847

579,430	Fannie Mae, Series 05-12, Class EA, 4.50%, 9/25/14	574,610

99,340	Fannie Mae, Series 06-118, Class A1, 5.41%, 12/25/36#	98,991

100,000	Freddie Mac, Series 3149, Class LF, 5.65%, 5/15/36#	99,999

100,000	Greenpoint Mortgage Funding Trust, Series 06-AR8, Class 1A1A, 5.43%, 1/25/47#	99,977

50,190	Harborview Mortgage Loan Trust, Series 05-2, Class 2A1A, 5.57%, 5/19/35#	50,302

347,144	HSI Asset Securitization Corp. Trust, Series 05-NC1, Class 2A1, 5.48%, 7/25/35#	347,203

98,284	Indymac Index Mortgage Loan Trust, Series 06-AR35, Class 2A2, 5.45%, 1/25/37#	98,303

600,000	LB-UBS Commercial Mortgage Trust, Series 02-C2, Class A2, 4.90%, 6/15/26	597,303

92,986	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 06-LLFA, Class A1, 5.43%, 9/15/21,#(c)	92,990

272,347	Merrill Lynch Floating Trust, Series 06-1, Class A1, 5.42%, 6/15/22#(c)	272,347

137,158	Morgan Stanley Capital I, Inc., Series 06-XLF, Class A1, 5.44%, 7/15/19#(c)	137,169

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Principal		Fair
Amount		Value

Collateralized Mortgage Obligations, continued

194,977	Residential Accredit Loans, Inc., Series 05-Q01, Class A1, 5.65%, 8/25/35#	$195,194

284,793	Thornburg Mortgage Securities Trust, Series 06-5, Class A1, 5.44%, 8/25/36#	284,524

99,156	Thornburg Mortgage Securities Trust, Series 06-6, Class A1, 5.43%, 12/25/36#	99,061

390,463	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 5.44%, 9/15/21#(c)	390,479

116,116	Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR6, Class 2AB1, 5.54%, 4/25/45	116,218

152,367	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR11, Class A1B1, 5.64%, 8/25/45#	152,672

99,065	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR11, Class 2A, 5.77%, 9/25/46,#	99,356

294,146	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR13, Class 2A, 5.78%, 10/25/46,#	295,019

100,000	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR19, Class 1A1A, 5.56%, 1/25/47#	100,000

Total Collateralized Mortgage Obligations (Cost $4,290,442)		4,289,670

Corporate Bonds (28.5%):

Banking & Finance (22.0%):

100,000	AIG Matched Funding Corp., 5.36%, 6/16/08(c)	100,003

100,000	Allstate Life Global Funding Trust, 5.41%, 3/23/09	100,075

200,000	American Express Bank FSB, 5.36%, 10/16/08	199,981

200,000	American Express Credit Co., 5.41%, 11/9/09	199,977

200,000	American Honda Finance Corp., 5.41%, 3/9/09(c)	200,218

400,000	American Honda Finance Corp., 5.44%, 5/12/09(c)	400,090

400,000	Bank of America Corp., 5.38%, 6/19/09	400,198

100,000	Bank of America Corp., 5.38%, 11/6/09	99,995

400,000	Bear Stearns Cos., Inc., 5.45%, 3/30/09	400,418

50,000	Bear Stearns Cos., Inc., 5.47%, 8/21/09	50,046

50,000	Bear Stearns Cos., Inc., 5.62%, 9/9/09	50,227

100,000	BNP Paribas, 5.19%, 3/29/49(c)	96,008

100,000	C10 Capital SPV, Ltd., 6.72%, 12/31/49(c)	100,000

470,000	Caterpillar Financial Services Corp., 5.44%, 5/18/09	470,535

100,000	Caterpillar Financial Services Corp., 5.42%, 10/9/09	100,031

200,000	CIT Group, Inc., 5.52%, 8/15/08	200,413

100,000	CIT Group, Inc., 5.53%, 1/30/09^	100,235

100,000	CIT Group, Inc., 5.46%, 6/8/09	100,101

100,000	CIT Group, Inc., 5.49%, 8/17/09	100,088

100,000	CIT Group, Inc., 5.66%, 7/28/11	100,090

380,000	Citigroup, Inc., 5.42%, 5/2/08	380,477

450,000	Citigroup, Inc., 5.41%, 12/26/08	450,255

100,000	Citigroup, Inc., 6.13%, 8/25/36	104,130

200,000	CSC Holdings, Inc., 7.25%, 7/15/08	201,750

100,000	DNB NOR Bank ASA, 5.44%, 10/13/09(c)	99,964

300,000	Embarq Corp., 8.00%, 6/1/36	312,188

200,000	Gazprom, 9.63%, 3/1/13	238,320

100,000	General Electric Capital Corp., 5.48%, 7/28/08	100,180

200,000	General Electric Capital Corp., 5.41%, 10/26/09	199,922

420,000	Goldman Sachs Group, Inc., 5.46%, 12/22/08	420,482

100,000	Goldman Sachs Group, Inc., 5.41%, 12/23/08	99,985

50,000	Goldman Sachs Group, Inc., 5.46%, 6/23/09	50,030

100,000	Goldman Sachs Group, Inc., 5.46%, 11/16/09	100,024

300,000	HBOS Treasury Services plc, 5.41%, 7/17/09(c)	300,183

400,000	HSBC Bank USA, 5.43%, 7/28/08	400,608

400,000	HSBC Finance Corp., 5.49%, 9/15/08	401,019

100,000	HSBC Finance Corp., 5.42%, 10/21/09	100,013

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Principal		Fair
Amount		Value

Corporate Bonds, continued
Banking & Finance, continued

100,000	J.P. Morgan Chase & Co., 5.40%, 6/26/09^	$100,037

500,000	J.P. Morgan Chase & Co., 5.56%, 10/2/09	502,117

150,000	John Deere Capital Corp., 5.42%, 4/15/08	150,102

100,000	John Deere Capital Corp., 5.42%, 7/15/08	100,041

400,000	Lehman Brothers Holdings, 5.40%, 5/29/08	400,322

100,000	Lehman Brothers Holdings, 5.40%, 11/24/08	100,015

100,000	Lehman Brothers Holdings, 5.46%, 4/3/09	100,103

80,000	Merrill Lynch & Co., 5.46%, 6/16/08^	80,138

300,000	Merrill Lynch & Co., 5.46%, 8/22/08	300,332

100,000	Merrill Lynch & Co., 5.47%, 10/27/08	100,103

50,000	Merrill Lynch & Co., 5.62%, 2/6/09	50,198

100,000	Merrill Lynch & Co., 5.45%, 12/4/09	99,985

50,000	Morgan Stanley, 5.50%, 1/18/08	50,075

100,000	Morgan Stanley, 5.40%, 3/7/08	100,073

400,000	Morgan Stanley, 5.49%, 2/9/09	400,634

200,000	Pricoa Global Funding I, 5.46%, 1/25/08(c)	200,292

300,000	Pricoa Global Funding I, 5.45%, 6/3/08(c)	300,432

400,000	Qwest Capital Funding, Inc., 6.38%, 7/15/08^	401,000

600,000	Royal Bank of Scotland plc, 5.77%, 7/6/12	601,781

450,000	SLM Corp., 5.52%, 7/27/09	450,787

100,000	SMFG Preferred Capital, 6.08%, 12/31/49^(c)	98,847

700,000	U.S. Bank NA, 5.31%, 3/31/08	700,081

200,000	UBS Preferred Funding Trust V, 6.24%, 5/29/49	207,097

400,000	Unicredito Italiano NY, 5.37%, 12/3/07	400,120

300,000	Wachovia Bank NA, 5.41%, 3/23/09	300,037

100,000	Wachovia Corp., 5.43%, 10/28/08	100,120

100,000	Wachovia Corp., 5.41%, 12/1/09	99,986

435,150	Wells Fargo & Co., 5.46%, 9/15/09^	435,889

100,000	Westpac Banking Corp. NY, 5.31%, 6/6/08	99,986

		14,558,989

Industrials (3.7%):

600,000	Anadarko Petroleum Corp., 5.76%, 9/15/09	602,447

300,000	DaimlerChrysler NA Holding Corp., 5.60%, 3/7/07	300,047

100,000	DaimlerChrysler NA Holding Corp., 5.82%, 8/3/09^	100,162

100,000	FedEx Corp., 5.46%, 8/8/07	100,124

400,000	General Electric Capital Corp., 5.43%, 5/10/10	400,109

50,000	General Electric Capital Corp., 5.75%, 5/5/26	49,941

400,000	Honeywell International, Inc., 5.42%, 3/13/09^	400,316

400,000	International Lease Financial Corp, 5.59%, 5/24/10	401,448

100,000	Westfield Group, 5.70%, 10/1/16^(c)	100,376

		2,454,970

Retail/Wholesale (0.5%):

300,000	Wal-Mart Stores, Inc., 5.27%, 6/16/08	299,908

Utilities (2.3%):

400,000	AT&T, Inc., 5.46%, 5/15/08	400,212

400,000	Bellsouth Corp., 5.50%, 11/15/07	400,451

100,000	Comcast Corp., 5.67%, 7/14/09	100,223

200,000	Time Warner, Inc., 5.88%, 11/15/16	199,495

400,000	Verizon Communications, Inc., 5.50%, 8/15/07	400,000

		1,500,381

Total Corporate Bonds (Cost $18,771,011)		18,814,248

Commercial Paper (18.3%):

Banking & Finance (18.3%):

1,300,000	Bank of America Corp., 5.31%, 3/13/07(b)	1,286,701

500,000	Barclays US Funding LLC, 5.32%, 3/14/07(b)	494,840

1,300,000	BNP Paribas, 5.31%, 2/13/07(b)	1,291,795

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Principal		Fair
Amount		Value

Commercial Paper, continued
Banking & Finance, continued

600,000	Caisse Nationale des Caisses d’Epargne, 5.33%, 1/16/07(b)(c)	$598,626

100,000	CBA (Delaware) Finance, 5.31%, 1/29/07(b)	99,585

200,000	DaimlerChrysler NA Holding, 5.42%, 6/22/07(b)	194,864

500,000	HBOS Treasury Services, 5.32%, 2/12/07(b)	496,927

800,000	ING (US) Funding, LLC, 5.31%, 1/22/07(b)	797,438

500,000	Nordea North America, Inc., 5.31%, 2/2/07(b)	497,614

1,300,000	Nordea North America, Inc., 5.31%, 2/13/07(b)	1,291,748

400,000	Societe Generale NA, 5.30%, 3/8/07(b)	396,216

500,000	Spintab AB, 5.32%, 1/29/07(b)	497,913

1,000,000	Svenska Handelsbanken, Inc., 5.31%, 2/28/07(b)	991,972

500,000	Swedbank Mortgage AB, 5.32%, 2/12/07(b)	496,865

1,000,000	UBS Finance (Delaware) LLC, 5.30%, 3/7/07(b)	990,690

1,700,000	Westpac Banking Corp., 5.32%, 2/8/07(b)(c)	1,690,664

Total Commercial Paper (Cost $12,114,167)		12,114,458

Yankee Dollar (4.4%):

Banking & Finance (3.9%):

700,000	Abbey National Treasury Service, 5.31%, 7/2/08(e)	699,694

100,000	Barclays Bank plc NY, 5.30%, 1/29/07	100,000

100,000	BNP Paribas, 5.29%, 5/28/08	99,979

200,000	Deutsche Telekom International Finance BV, 5.55%, 3/23/09	200,310

200,000	Diageo Capital plc, 5.47%, 11/10/08^	200,092

200,000	Fortis Bank NY, 5.30%, 4/28/08	199,982

100,000	National Australia Bank, Ltd., 5.39%, 9/11/09(c)	100,023

100,000	Siemens Financieringsmaatschappij NV, 5.42%, 8/14/09(c)	100,002

200,000	Skandinav Ensilda Bank NY, 5.30%, 7/6/07	200,022

100,000	Societe Generale NY, 5.29%, 6/11/07	99,992

200,000	Societe Generale NY, 5.29%, 6/20/07	200,028

200,000	Unicredito Italiano NY, 5.36%, 5/6/08	199,916

200,000	Unicredito Italiano NY, 5.37%, 5/29/08	199,979

		2,600,019

Industrials (0.2%):

100,000	Transocean, Inc., 5.57%, 9/5/08	100,060

Utilities (0.3%):

200,000	Telefonica Emisiones Sau, 5.67%, 6/19/09	200,243

Total Yankee Dollar (Cost $2,899,475)		2,900,322

Certificates of Deposit (0.4%):

Utilities (0.4%):

250,000	Viacom, Inc., 5.62%, 3/22/07(c)	250,001

Total Certificates of Deposit (Cost $250,000)		250,001

Preferred Stock (0.5%):

Banking & Finance (0.5%):

34	DG Funding Trust(d)	357,425

Total Preferred Stock (Cost $361,688)		357,425

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Number of
Contracts
or
Principal		Fair
Amount		Value

Foreign Government Bonds (0.1%):

Banking & Finance (0.1%):

100,000	Quebec Province, 5.00%, 12/1/38	$90,038

Total Foreign Government Bonds (Cost $91,128)		90,038

Bank Loan Obligations (0.5%):

300,000	Verizon Idearc, Inc., 7.32%, 11/9/14(d)	301,554

Total Bank Loan Obligations (Cost $300,000)		301,554

U.S. Government Agency Mortgages (37.4%):

Federal Home Loan Mortgage Corporation (3.1%):

2,000,000	6.00%, 1/15/37, January TBA	2,014,376

Federal National Mortgage Association (34.3%):

4,889,306	5.00%, 3/1/36, Pool #745336	4,721,808

12,000,000	5.50%, 1/15/37, January TBA	11,857,499

6,000,000	6.00%, 1/15/37, January TBA	6,039,372

		22,618,679

Total U.S. Government Agency Mortgages (Cost $24,749,302)		24,633,055

U.S. Treasury Obligations (0.6%):

U.S. Treasury Bills (0.6%):

415,000	4.87%, 3/15/07(b)(e)	411,043

Total U.S. Treasury Obligations (Cost $410,957)		411,043

Purchased Call Options (0.1%):

1-Year Interest Rate Swap (OTC) (0.1%):

20	Receive 3-Month GBP-LIBOR Floating Rate Index Strike @ 5.08 Exp. 06/15/2007(d)*	167

500	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75 Exp. 07/02/2007(d)*	3,706

200	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.80 Exp. 08/08/2007(d)*	5,652

400	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.90 Exp. 07/02/2007(d)*	11,946

200	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.90 Exp. 10/29/2007(d)*	9,164

250	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.20 Exp. 05/09/2007(d)*	11,638

200	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.25 Exp. 06/07/2007(d)*	11,734

400	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.25 Exp. 07/02/2007(d)*	25,391

200	Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.50 Exp. 06/30/2007(d)*	19,286

Total Purchased Call Options (Cost $94,355)		98,684

Purchased Put Options (0.0%):

90-Day Eurodollar June Futures (CME) (0.0%):

15	Strike @ $91.00 Exp. 06/18/2007	94

244	Strike @ $91.25 Exp. 06/18/2007	1,525

		1,619

90-Day Eurodollar September Futures (CME) (0.0%):

12	Strike @ $90.50 Exp. 09/17/2007	75

41	Strike @ $90.75 Exp. 09/17/2007	256

20	Strike @ $91.25 Exp. 09/17/2007	125

		456

Total Purchased Put Options (Cost $3,154)		2,075

Collateral for Securities on Loan (2.6%):

1,742,650	Northern Trust Liquid Institutional Asset Portfolio	1,742,650

Total Collateral for Securities on Loan (Cost $1,742,650)		1,742,650

Deposit Account (5.4%):

3,587,799	NTRS London Deposit Account	3,587,799

Total Deposit Account (Cost $3,587,799)		3,587,799

Total Investment Securities (Cost $89,254,096)(a)—134.9%		89,179,134
Net other assets (liabilities)—(34.9)%		(23,056,511)

Net Assets—100.0%		$66,122,623

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Securities were fair valued at December 31, 2006. Represents 0.8% of net assets in the Fund.

^	All or a portion of security is loaned as of December 31, 2006.

#	Variable rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $89,253,017. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$84,151

Unrealized depreciation	(158,034)

Net unrealized depreciation	$(73,883)

(b)	The rate presented represents the effective yield at December 31, 2006.

(c)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Rule 144A, Sector 4(2) or other security which is restricted as to resale to institutional investors. The manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2006, these securities represent 1.1% of the net assets of the Fund.

(e)	For zero coupon bonds, rate represents effective yield at December 31, 2006.

TBA — To be announced. Represents 30.1% of net assets at December 31, 2006.

   FORWARD CROSS-CURRENCY EXCHANGE CONTRACT

				Unrealized
	Delivery	Contract		Appreciation/
	Date	Amount	Fair Value	Depreciation

Short

Receive US Dollars in exchange for 25,000 British Pounds	01/11/07	$48,657	$48,946	$(289)

Receive US Dollars in exchange for 66,000 Euro Dollars	01/23/07	88,202	87,216	986

Receive US Dollars in exchange for 106,000 Canadian Dollars	01/11/07	91,871	90,948	923

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	89.2%

United Kingdom	8.6

European Community	1.1

Netherlands	0.1

Virgin Island	0.1

Mexico	0.1

Luxembourg	0.1

Japan	0.1

France	0.1

Cayman Islands	0.1

Australia	0.1

Canada	0.1

Brazil	0.1

Spain	0.1

100.0%

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

(e)	Securities with an aggregate market value of $411,043 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2006:

				Unrealized
		Expiration	# of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)

S&P 500 E-Mini March Futures	Long	3/16/2007	4	$2,970

90-Day Euribor December Futures	Long	12/17/2007	1	(665)

U.S. Treasury 10-Year Note March Futures	Long	3/21/2007	122	(114,336)

U.S. Treasury 30-Year Note March Futures	Short	3/21/2007	(16)	34,094

90-Day Euribor March Futures	Long	3/17/2008	3	(2,169)

90-Day Eurodollar June Futures	Long	6/18/2007	22	3,501

90-Day Sterling June Futures	Long	6/20/2007	2	(1,183)

90-Day Eurodollar September Futures	Long	9/17/2007	182	(29,966)

90-Day Sterling September Futures	Long	9/19/2007	5	(2,522)

90-Day Eurodollar December Futures	Long	12/17/2007	183	4,891

90-Day Sterling December Futures	Long	12/19/2007	7	(3,621)

90-Day Euribor June Futures	Long	6/18/2007	1	(384)

90-Day Sterling March Futures	Long	3/19/2008	2	(1,333)

90-Day Euribor June Futures	Long	6/16/2008	1	(725)

90-Day Sterling September Futures	Long	9/17/2008	2	(1,537)

90-Day Sterling June Futures	Long	6/18/2008	1	(631)

90-Day Euribor September Futures	Long	9/17/2007	1	(630)

				$(114,246)

(f)	Swap agreements outstanding on December 31, 2006:

   Credit Default Swaps

						Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers	Gov’t of Ukraine	Sell	0.50%	11/20/2007	300,000	$(124)
Barclay’s Bank(d)	Federal Republic of Brazil	Sell	0.24	11/20/2007	300,000	185
Deutsche Bank Group	Goldman Sachs Group, Inc.	Sell	0.06	12/20/2007	100,000	(2)
Deutsche Bank Group	Lehman Brothers	Sell	0.06	12/20/2007	200,000	3
Lehman Brothers(d)	Ford Motor Credit Corp.	Sell	1.10	6/20/2007	500,000	2,146
Lehman Brothers(d)	Federal Republic of Brazil	Sell	0.24	11/20/2007	300,000	201
J.P. Morgan Chase(d)	Gazprom OAO	Sell	0.42	11/20/2007	400,000	512
Deutsche Bank Group(d)	Softbank Corp.	Sell	2.30	9/20/2007	4,000,000	259
J.P. Morgan Chase(d)	American International Group	Sell	0.05	12/20/2007	50,000	16

						$3,196

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

   Interest Rate Swaps

		Pay/Receive				Unrealized
		Floating	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Rate	Rate	Date	Amount	(Depreciation)

Royal Bank of Scotland	3-Month USD Libor	Receive	5.00%	6/20/2037	100,000	$(2,472)
Deutsche Bank Group	6-Month Australian Bank Bill	Receive	6.00	6/20/2009	200,000	(532)
Morgan Stanley(d)	Brazil Cetip Interbank Deposit Rate	Receive	12.78	1/04/2010	300,000	797
Merrill Lynch & Co., Inc.(d)	Brazil Cetip Interbank Deposit Rate	Receive	12.948	1/04/2010	100,000	430
Morgan Stanley(d)	6-Month EUR Libor	Receive	6.00	6/18/2034	200,000	9,952
Deutsche Bank Group(d)	6-Month JPY Libor	Receive	2.00	12/20/2016	70,000,000	(1,031)
Citibank(d)	Mexico Interbank Index	Receive	8.17	11/04/2016	200,000	403

						$7,547

   Total Return Swaps

					Unrealized
			Expiration	# of	Appreciation/
Counterparty	Receive Total Return	Pay	Date	Contracts	(Depreciation)

Bear Stearns & Co., Inc.*	FTSE/RAFI 1000 Total Return Index	1-month USD-LIBOR plus 0.35%	6/15/2007	1,883	$(69,842)
Credit Suisse First Boston*	FTSE/RAFI 1000 Total Return Index	1-month USD-LIBOR plus 0.35	6/15/2007	1,971	(51,246)
Merrill Lynch & Co., Inc.*	FTSE/RAFI 1000 Total Return Index	1-month USD-LIBOR plus 0.35	6/15/2007	7,035	(320,597)

					$(441,685)

(g)	Written options outstanding on December 31, 2006:

	Exercise	Expiration	# of
Description	Price	Date	Contracts	Premium	Value

Call—EUX Euro-Bund March Futures	120.00	2/21/2007	7	$1,027	$92

Call—EUX Euro-Bund March Futures	119.00	2/21/2007	2	290	106

Put—EUX Euro-Bund March Futures	116.00	2/21/2007	9	2,958	8,197

Put—EUX Euro-Bund March Futures	115.00	2/21/2007	1	421	422

Put—EUX Euro-Bund March Futures	114.50	2/21/2007	1	263	264

Put—CBOT U.S. Lond Bond 20-Year Note December Futures	110.00	2/23/2007	16	3,370	8,250

Call—CBOT U.S. Lond Bond 20-Year Note December Futures	116.00	2/23/2007	16	6,729	1,250

				$15,058	$18,581

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Pay/Receive
		Floating	Exercise	Expiration	Notional
Description	Counterparty	Index	Rate	Date	Amount	Premium	Value

Call—OTC 5-Year Interest Rate Swap(d)	Royal Bank of Scotland PLC	Rec—3-month USD-LIBOR	5.32%	5/9/2007	110	$11,347	$15,730
Call—OTC 5-Year Interest Rate Swap(d)	Royal Bank of Scotland PLC	Rec—3-month USD-LIBOR	5.34	6/7/2007	100	10,170	15,980
Call—OTC 5-Year Interest Rate Swap(d)	Royal Bank of Scotland PLC	Rec—3-month USD-LIBOR	5.60	6/29/2007	100	11,050	25,297
Call—OTC 5-Year Interest Rate Swap(d)	Royal Bank of Scotland PLC	Rec—3-month USD-LIBOR	5.37	7/2/2007	200	24,010	35,184
Call—OTC 5-Year Interest Rate Swap(d)	Royal Bank of Scotland PLC	Rec—3-month USD-LIBOR	5.01	10/25/2007	100	9,205	11,137
Call—OTC 5-Year Interest Rate Swap(d)	Bank of America	Rec—3-month USD-LIBOR	5.00	7/2/2007	200	16,400	16,266
Call—OTC 5-Year Interest Rate Swap(d)	Royal Bank of Scotland PLC	Rec—3-month USD-LIBOR	4.75	7/2/2007	100	10,255	4,176
Call—OTC 5-Year Interest Rate Swap(d)	Bank of America	Rec—3-month USD-LIBOR	4.90	8/8/2007	100	8,800	7,247
Call—OTC 5-Year Interest Rate Swap(d)	Credit Suisse	Rec—3-month GBP-LIBOR	4.85	6/15/2007	10	1,620	481

						$102,857	$131,498

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

Assets

Investment securities, at cost	$89,254,096

Investment securities, at value*	$89,179,134

Foreign currency, at value (cost, $106,157)	106,773

Interest and dividends receivable	235,070

Receivable for capital shares issued	81,507

Receivable for investments sold	4,408,145

Receivable for forward foreign currency contracts	1,909

Unrealized appreciation on credit default swaps	3,196

Unrealized appreciation on interest rate swaps	7,547

Swap premiums paid	201,828

Prepaid expenses	827

Total Assets	94,225,936

Liabilities

Options written, at value (premiums received $117,915)	150,079

Payable for investments purchased	25,149,189

Payable for capital shares redeemed	510,169

Payable for forward foreign currency contracts	289

Net payable for variation margin on futures contracts	25,146

Payable for return of collateral received	1,742,650

Unrealized depreciation on total return swaps	441,685

Swap premiums received	3,098

Manager fees payable	45,506

Administration fees payable	2,683

Distribution fees payable	13,877

Administrative and compliance services fees payable	289

Other accrued liabilities	18,653

Total Liabilities	28,103,313

Net Assets	$66,122,623

Net Assets Consist of:

Capital	$64,382,926

Accumulated net investment income/(loss)	2,454,112

Accumulated net realized gains/(losses) on investment transactions	(63,847)

Net unrealized appreciation/(depreciation) on investments	(650,568)

Net Assets	$66,122,623

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,346,210

Net Asset Value (offering and redemption price per share)	$10.42

*	Includes securities on loan of $1,711,187.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2006(a)

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

Investment Income:

Interest	$1,826,523

Dividends	221

Income from securities lending	610

Total Investment Income	1,827,354

Expenses:

Manager fees	260,358

Administration fees	18,318

Distribution fees	86,786

Audit fees	3,694

Administrative and compliance services fees	685

Custodian fees	17,157

Legal fees	3,225

Trustees’ fees	2,415

Other expenses	19,701

Total Expenses	412,339

Net Investment Income/(Loss)	1,415,015

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	399,362

Net realized gains/(losses) on written options	27,429

Net realized gains/(losses) on swap agreements	4,805,869

Net realized gains/(losses) on futures transactions	456,487

Change in unrealized appreciation/depreciation on investments	(650,568)

Net Realized and Unrealized Gains/(Losses) on Investments	5,038,579

Change in Net Assets Resulting from Operations	$6,453,594

(a)	For the Period May 1, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

May 1, 2006 to
December 31,
2006(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$1,415,015

Net realized gains/(losses) on investment transactions	5,689,147

Change in unrealized appreciation/depreciation on investments	(650,568)

Change in net assets resulting from operations	6,453,594

Dividends to Shareholders:

From net investment income	(1,394,825)

From net realized gains on investments	(3,217,524)

Net change in net assets resulting from dividends to shareholders	(4,612,349)

Capital Transactions:

Proceeds from shares issued	65,959,100

Proceeds from dividends reinvested	4,612,349

Value of shares redeemed	(6,290,071)

Change in net assets from capital transactions	64,281,378

Change in net assets	66,122,623

Net Assets:

Beginning of period	—

End of period	$66,122,623

Accumulated net investment income/(loss)	$2,454,112

Share Transactions:

Shares issued	6,533,879

Dividends reinvested	443,069

Shares redeemed	(630,738)

Change in shares	6,346,210

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

May 1, 2006 to
December 31,
2006(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.23

Net Realized and Unrealized Gains/(Losses) on Investments	0.96

Total from Investment Activities	1.19

Dividends to Shareholders From:

Net Investment Income	(0.23)

Net Realized Gains	(0.54)

Total Dividends	(0.77)

Net Asset Value, End of Period	$10.42

Total Return*(b)	11.97%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$66,123

Net Investment Income/(Loss)(c)	4.07%

Expenses Net of Reductions(c)	1.19%

Portfolio Turnover Rate(b)	7.35%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the “Fund”), which commenced operation on May 1, 2006. The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Investment Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Mortgage Dollar Roll Transactions:

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the period ended December 31, 2006, were as follows:

	Number of
Written Option Transactions	Contracts	Premiums

Options outstanding at May 1, 2006	—	$—

Options written	(1,165)	(145,975)

Options exercised	—	—

Options bought back	54	9,830

Options expired	39	18,230

Options outstanding at December 31, 2006	(1,072)	$(117,915)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return and credit default swap agreements to manage its exposure to market and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted obligation. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

Swaps are marked to market daily using pricing sources approved by the Board of Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital on the Statement of Charges in Net Assets.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,742,650	$1,711,187

The Fund received cash collateral for securities loaned. The cash was invested in Northern Trust Institutional Liquid Asset Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

Commission Recapture

Certain funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement among the Manager and Pacific Investment Management Company LLC (“PIMCO”), PIMCO provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL PIMCO Fundamental IndexPLUS Total Return Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2006, $1,347 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee member. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL PIMCO Fundamental IndexPLUS Total Return Fund	$132,899,401	$5,452,875

5. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2006

securities are considered illiquid. At December 31, 2006, the Fund held restricted securities representing 1.1% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2006 are identified below:

			Principal
			Amount or
	Acquisition	Acquisition	Number of	Fair
Security	Date	Cost	Contracts	Value

DG Funding Trust, Preferred Stock	10/11/2006	$361,688	$34	$357,425

Verizon Idearc Inc., 7.32%, 11/9/14	11/9/2006	300,000	300,000	301,554

Purchased Options:

1-Year Interest Rate Swap (OTC), Receive 3-Month GBP-LIBOR Floating Rate Index Strike @ 5.08, Exp. 6/15/2007	9/21/2006	925	20	167

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.75, Exp. 7/2/2007	12/6/2006	12,175	500	3,706

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.80, Exp. 8/8/2007	12/22/2006	8,145	200	5,652

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.90, Exp. 7/2/2007	11/3/2006	14,800	400	11,946

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 4.90, Exp. 10/29/2007	10/25/2006	8,050	200	9,164

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.20, Exp. 5/9/2007	6/5/2006	10,900	250	11,638

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.25, Exp. 6/11/2007	6/7/2006	8,800	200	11,734

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.25, Exp. 7/2/2007	8/3/2006	20,960	400	25,391

1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 5.50, Exp. 6/30/2007	6/29/2006	9,600	200	19,286

6. Federal Income Tax Information

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $163,172 of deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2007.

The tax character of dividends paid to shareholders during the period ending December 31, 2006 were $4,220,149 related to ordinary income and $392,200 related to long term capital gains.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings

AZL PIMCO Fundamental IndexPLUS Total Return Fund	$2,014,047	$2,014,047	$(163,172)	$(111,178)	$1,739,697

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax differences on derivatives.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL PIMCO Fundamental IndexPLUS Total Return Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund designates $392,200 as long term capital gain distributions.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM TargetPLUS
Equity Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statement of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 17

Approval of Investment Advisory and Subadvisery Agreements	Page 18

Information about Trustees and Officers	Page 22

Other Information	Page 23
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM TargetPLUS Equity Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM TargetPLUS Equity Fund and First Trust Advisors L.P. serves as Subadviser to the Fund.
Fund Objective
The investment objective of the AZLSM TargetPLUS Equity Fund is total return. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Because the Fund invests in a single industry, its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.
The Fund invests in a smaller number of stocks than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds.
The AZLSM TargetPLUS Equity Fund commenced operations on December 27, 2006, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZLSM TargetPLUS Equity Fund
The AZLSM TargetPLUS Equity Fund commenced operations on December 27, 2006, and as such, does not have at least six months of operations to include a discussion of fund performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL TargetPLUS Equity Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	12/27/06	12/31/06	12/27/06 - 12/31/06	12/27/06 - 12/31/06

AZL TargetPLUS Equity Fund	$1,000.00	$992.00	$0.09	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period shown in the table divided by the number of days in the fiscal year (to reflect the period shown in the table).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL TargetPLUS Equity Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	12/27/06 - 12/31/06

AZL TargetPLUS Equity Fund	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year to reflect one half-year period.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL TargetPLUS Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Aerospace/Defense	1.6%

Airlines	0.8

Auto Components	1.3

Automobiles	3.4

Chemicals	4.2

Commercial Banks	7.1

Commercial Services & Supplies	1.9

Communications Equipment	3.6

Computers & Peripherals	0.7

Construction & Engineering	1.5

Construction Materials	0.8

Containers & Packaging	0.2

Diversified Financial Services	1.7

Diversified Telecommunication Services	10.6

Electric Utilities	5.4

Electrical Equipment	1.5

Energy Equipment & Services	1.9

Food & Staples Retailing	1.4

Gas Utilities	1.9

Health Care Equipment & Supplies	0.4

Household Durables	1.3

Independent Power Producers & Energy Traders	1.0

Industrial Conglomerates	4.7

Insurance	5.2

Internet & Catalog Retail	2.1

IT Services	1.4

Leisure Equipment & Products	2.3

Life Sciences Tools and Services	0.4

Machinery	1.2

Media	1.5

Metals & Mining	3.9

Multi-Utilities	1.9

Oil & Gas & Consumable Fuels	4.7

Paper & Forest Products	1.0

Pharmaceuticals	1.2

Specialty Retail	4.7

Textiles, Apparel & Luxury Goods	2.6

Wireless Telecommunication Services	3.0

Tobacco	0.0

Short-Term Investments	100.8

196.8%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (96.0%):

Aerospace & Defense (1.6%):

88	Watson Wyatt Worldwide, Inc.	$3,973

Airlines (0.8%):

46	Continental Airlines, Inc., Class B*	1,898

Auto Components (1.3%):

606	GKN plc	3,289

Automobiles (3.4%):

32	DaimlerChrysler AG	1,965

106	General Motors Corp.	3,256

47	Harley-Davidson, Inc.	3,313

		8,534

Chemicals (4.2%):

23	Albemarle Corp.	1,651

125	H.B. Fuller Co.	3,228

94	Lyondell Chemical Co.	2,404

14	OM Group, Inc.*	634

49	The Lubrizol Corp.	2,456

		10,373

Commercial Banks (7.1%):

62	ABN AMRO Holding NV, ADR	1,987

1,000	BOC Hong Kong (Holdings), Ltd.	2,709

24	Kookmin Bank, ADR*	1,935

327	Lloyds TSB Group plc	3,676

33	PNC Financial Services Group, Inc.	2,443

63	Regions Financial Corp.	2,356

95	The Colonial BancGroup, Inc.	2,445

		17,551

Commercial Services & Supplies (1.9%):

113	Cenveo, Inc.*	2,396

43	Kenexa Corp.*	1,430

34	TeleTech Holdings, Inc.*	812

		4,638

Communications Equipment (3.6%):

182	Polycom, Inc.*	5,625

25	Research In Motion, Ltd.*	3,195

		8,820

Computers & Peripherals (0.7%):

56	Rackable Systems, Inc.*	1,734

Construction & Engineering (1.5%):

66	Emcor Group, Inc.*	3,752

Construction Materials (0.8%):

51	Lafarge SA, ADR	1,897

Containers & Packaging (0.2%):

19	Rock-Tenn Co.	515

Diversified Financial Services (1.7%):

43	ING Groep N.V., ADR	1,899

50	J.P. Morgan Chase & Co.	2,415

		4,314

Diversified Telecommunication Services (10.6%):

91	AT&T Inc.	3,253

76	BCE, Inc., ADR	2,052

62	BT Group Co.	3,714

622	BT Group plc	3,675

104	Deutsche Telekom AG, ADR	1,893

71	France Telecom SA, ADR	1,967

74	Nippon Telegraph &Telephone Corp., ADR	1,834

5,000	PCCW, Ltd.	3,040

61	Telecom Italia SpA, ADR	1,838

89	Verizon Communications, Inc.	3,314

		26,580

Electric Utilities (5.4%):

43	E.ON AG, ADR	1,943

39	FirstEnergy Corp.	2,348

87	Korea Electric Power Corp., ADR*	1,976

83	Northeast Utilities	2,337

47	Pinnacle West Capital Corp.	2,381

63	Unisource Energy Corp.	2,301

		13,286

Electrical Equipment (1.5%):

92	Belden CDT, Inc.	3,596

Energy Equipment & Services (1.9%):

12	Core Laboratories NV*	972

145	TETRA Technologies, Inc.*	3,709

		4,681

Food & Staples Retailing (1.4%):

616	Compass Group plc	3,489

Gas Utilities (1.9%):

61	AGL Resources, Inc.	2,374

54	ONEOK, Inc.	2,328

		4,702

Health Care Equipment & Supplies (0.4%):

32	Immucor, Inc.*	935

Household Durables (1.3%):

19	Kimball International, Inc., Class B	462

96	Matsushita Electric Industrial Co, Ltd., ADR	1,929

40	Tempur-Pedic International, Inc.*	818

		3,209

Independent Power Producers & Energy Traders (1.0%):

65	Black Hills Corp.	2,401

Industrial Conglomerates (4.7%):

1,000	Cheung Kong Infrastructure Holdings, Ltd.	3,099

1,000	Citic Pacific, Ltd.	3,440

88	General Electric Co.	3,274

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Industrial Conglomerates, continued

16	Sequa Corp., Class A*	$1,841

		11,654

Insurance (5.2%):

102	Aegon N.V.	1,933

49	Axa, ADR	1,976

52	Cincinnati Financial Corp.	2,356

37	Lincoln National Corp.	2,457

43	Sun Life Financial, Inc.	1,821

48	Unitrin, Inc.	2,405

		12,948

Internet & Catalog Retail (2.1%):

71	Nutri/ System, Inc.*	4,501

18	Priceline.com, Inc.*	785

		5,286

IT Services (1.4%):

65	Infosys Technologies Ltd., ADR	3,546

Leisure Equipment & Products (2.3%):

78	Hasbro, Inc.	2,126

159	Mattel, Inc.	3,602

		5,728

Life Sciences Tools and Services (0.4%):

23	Illumina, Inc.*	904

Machinery (1.2%):

53	Valmont Industries, Inc.	2,941

Media (1.5%):

153	The DIRECTV Group, Inc.*	3,816

Metals & Mining (3.9%):

39	Allegheny Technologies, Inc.	3,537

59	Barrick Gold Corp.	1,811

13	Brush Engineered Materials, Inc.*	439

240	Hecla Mining Co.*	1,838

24	POSCO, ADR	1,984

		9,609

Multi-Utilities (1.9%):

49	DTE Energy Co.	2,372

95	Energy East Corp.	2,356

		4,728

Oil & Gas & Consumable Fuels (4.7%):

36	EnCana Corp.	1,654

28	ENI SpA, ADR	1,884

25	Marathon Oil Corp.	2,312

20	Petroleo Brasileiro SA, ADR	2,060

52	Repsol YPF SA, ADR	1,794

26	Royal Dutch Shell plc, ADR	1,841

		11,545

Paper & Forest Products (1.0%):

79	MeadWestvaco Corp.	2,375

Pharmaceuticals (1.2%):

113	Pfizer, Inc.	2,927

Specialty Retail (4.7%):

44	Abercrombie & Fitch Co.	3,064

116	American Eagle Outfitters, Inc.	3,619

49	Bebe Stores, Inc.	970

51	Group 1 Automotive, Inc.	2,638

23	Guess?, Inc.*	1,459

		11,750

Textiles, Apparel & Luxury Goods (2.6%):

59	Brown Shoe Co., Inc.	2,817

13	Steven Madden, Ltd.	456

1,000	Yue Yuen Industrial Holdings, Ltd.	3,173

		6,446

Wireless Telecommunication Services (3.0%):

122	NTT DoCoMo, Inc., ADR	1,936

1,314	Vodafone Group plc	3,629

71	Vodafone Group plc, ADR	1,972

		7,537

Total Common Stocks (Cost $240,043)		237,907

Deposit Account (100.8%):

250,000	NTRS London Deposit Account	250,000

Total Deposit Account (Cost $250,000)		250,000

Total Investment Securities (Cost $490,043)(a)—196.8%		487,907
Net other assets (Liabilities)—(96.8)%		(239,962)

Net Assets—100.0%		$247,945

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $490,043. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$233

Unrealized depreciation	(2,369)

Net unrealized appreciation	$(2,136)

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	87.0%

Canada	2.2%

United Kingdom	1.6%

Netherlands	1.5%

Korea	1.3%

France	1.3%

Germany	1.3%

Japan	1.3%

Italy	0.8%

India	0.8%

Brazil	0.5%

Spain	0.4%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
TargetPLUS
Equity Fund

Assets

Investment securities, at cost	$490,043

Investment securities, at value	$487,907

Interest and dividends receivable	103

Total Assets	488,010

Liabilities

Payable for investments purchased	240,043

Manager fees payable	11

Administration fees payable	1

Distribution fees payable	7

Administrative and compliance services fees payable	1

Other accrued liabilities	2

Total Liabilities	240,065

Net Assets	$247,945

Net Assets Consist of:

Capital	$250,000

Accumulated net investment income/(loss)	81

Net unrealized appreciation/(depreciation) on investments	(2,136)

Net Assets	$247,945

Shares of beneficial interest (unlimited number of shares authorized, no par value)	25,000

Net Asset Value (offering and redemption price per share)	$9.92

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2006(a)

AZL
TargetPLUS
Equity Fund

Investment Income:

Interest	$103

Total Investment Income	103

Expenses:

Manager fees	16

Administration fees	1

Distribution fees	7

Administrative and compliance services fees	1

Other expenses	2

Total expenses before reductions	27

Less expenses waived/reimbursed by the Manager	(5)

Total Expenses	22

Net Investment Income/(Loss)	81

Realized and Unrealized Gains/(Losses) on Investments:

Change in unrealized appreciation/depreciation on investments	(2,136)

Net Realized and Unrealized Gains/(Losses) on Investments	(2,136)

Change in Net Assets Resulting from Operations	$(2,055)

(a)	For the Period December 27, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL
TargetPLUS
Equity Fund

December 27, 2006
to December 31,
2006(a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$81

Change in unrealized appreciation/depreciation on investments	(2,136)

Change in net assets resulting from operations	(2,055)

Capital Transactions:

Proceeds from shares issued	250,000

Change in net assets from capital transactions	250,000

Change in net assets	247,945

Net Assets:

Beginning of period	—

End of period	$247,945

Accumulated net investment income/(loss)	$81

Share Transactions:

Shares issued	25,000

Change in shares	25,000

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

December 27, 2006 to
December 31, 2006(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:

Net Investment Income/(Loss)	— *

Net Realized and Unrealized Gains/(Losses) on Investments	(0.08)

Total from Investment Activities	(0.08)

Net Asset Value, End of Period	$9.92

Total Return**(b)	(0.80)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$248

Net Investment Income/(Loss)(c)	2.98%

Expenses Before Reductions***(c)	0.97%

Expenses Net of Reductions(c)	0.79%

Portfolio Turnover Rate(b)	0.00%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL TargetPLUS Equity Fund (the “Fund”), which commenced operations on December 27, 2006. The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Investment Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain funds participate in a commission recapture program. The funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and First Trust Advisors, L.P. (“First Trust”), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL TargetPLUS Equity Fund	0.60%	0.79%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% for the period ending April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2009

AZL TargetPLUS Equity Fund	$1

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the period ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

4. Security Purchases and Sales

For the period ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL TargetPLUS Equity Fund	$206,295	$—

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2006

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed			Total
	Ordinary	Accumulated	Unrealized	Accumulated
	Income	Earnings	Appreciation	Earnings

AZL TargetPLUS Equity Fund	$81	$81	$(2,136)	$(2,055)

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust. The Trust’s investment manager, Allianz Life Advisers, LLC (the “Manager”), is a manager of managers, and is therefore responsible for determining, in the first instance, which investment advisers to recommend for selection as subadvisers. The Manager is also responsible for monitoring the various subadvisers that have day-to-day responsibility for the decisions made for each of the Funds.

In evaluating the services provided by the Manager and the terms of the investment management agreement, the Trust’s Board of Trustees (the “Board” or the “Trustees”) receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. The TargetPLUS Equity Fund and the Target Double Play Fund (the “First Trust Funds”) will be offered only as investment options for variable annuity products, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within the variable products offered through the separate accounts of Allianz Life Insurance Company of North America and its subsidiary Allianz Life Insurance Company of New York.

The Manager has adopted policies and procedures to assist it in assessing each potential subadviser with expertise in particular asset classes and providing the Board with information related to its recommendation that a specific investment adviser be selected as a subadviser. The Board reviews and considers the recommendation and the information provided by the Manager in making its decision on the recommendation. After a subadviser has been selected, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. The Manager reports to the Board on its monitoring and evaluations at the Board’s regular quarterly meetings. Where warranted, the Manager will add a particular subadviser to a “watch” list that it maintains, or remove a subadviser from the list. Although the Manager may use data in its evaluation of subadvisers, there are no objective criteria for placing a subadviser on the watch list. Rather, the Manager exercises its judgment on the factors that should be considered in determining whether a subadviser is properly fulfilling its responsibilities. In addition to reviewing data in determining whether a subadviser is carrying out its responsibilities, the Manager and the Board also consider subjective factors, such as reputational and other risks to the Trust and its shareholders that engaging a particular subadviser might entail. In assessing the ability of the Manager and the subadviser (together, the “Advisory Organizations”) to perform their obligations, the Board considers whether there has occurred any circumstance or event that would constitute a reason for it not to approve an advisory or subadvisory contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), when the Manager proposes that the Trust add a new fund, or series, to its lineup of investment portfolios, the Board reviews and approves (1) the addition of the proposed fund and the advisory fee for the proposed fund to the Trust’s investment management agreement with the Manager (the “Advisory Agreement”) and (2) the investment advisory agreement with the subadviser recommended by the Manager for the proposed fund. The Board’s decision to approve these contracts reflects the exercise of it business judgment. During its review of these contracts, the Board considers many factors, including the proposed fund’s investment objectives; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of the owners of the underlying variable contracts as potential beneficial shareholders of the fund and their relative sophistication; the continuing state of competition in the mutual fund and variable product industries; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees for services to be provided to the proposed fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that will execute trades for the proposed fund, as well as advisory fees. The Board considered the fact that (1) the Manager and the Trust are parties to an Administrative Services Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for performing certain administrative and compliance services, including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliate of the Manager, is a registered securities broker-dealer and receives (along with its affiliates) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members (the “Independent Trustees”) are fully informed about all facts bearing on the adviser’s

18

services and fees. The Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considers and weighs these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as an Advisory Organization’s investment philosophy, personnel, and processes; the short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds) of a similar fund managed by the recommended subadviser, and comments on the reasons for the performance; the proposed fund’s expenses (including the advisory fee itself and the overall expense structure of the fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services to be provided to the proposed fund by the Advisory Organizations and their affiliates; compliance and audit reports, where available or relevant, concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits that the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

At an “in person” meeting held on November 29, 2006, the Board considered the recommendation of the Manager (1) to establish the First Trust Funds as new series or investment portfolios of the Trust and (2) to approve First Trust Advisors L.P. (“First Trust”) as the subadviser of the Funds. At that meeting, the Trustees unanimously approved the new subadvisory agreement with First Trust (the “Subadvisory Agreement”) and the Advisory Agreement (collectively, the “Agreements”). At the meeting, the Trustees reviewed materials furnished by the Manager pertaining to First Trust.

The Board, including a majority of the Independent Trustees, with the assistance of independent counsel to the Independent Trustees, considered whether to approve the Agreements in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the Funds. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, or First Trust. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the Agreements with experienced counsel who are independent of the Manager and received from such counsel an oral summary of the legal standards for consideration of the proposed approval. The independent (“disinterested”) Trustees also had the opportunity to discuss the proposed Agreements with such counsel in an executive session at which no representatives of the Manager were present. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board determined that the Agreements were reasonable and in the best interests of the First Trust Funds. The Board’s decision to approve the Agreements reflects the exercise of its business judgment on whether to approve new arrangements.

At an “in-person” meeting held on January 16, 2007, the Trustees approved a revised Subadvisory Agreement, which contained minor technical changes to the version approved on November 29, 2006.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Manager and First Trust. The Board noted that the Manager, subject to the control of the Board, will administer the First Trust Funds’ business and other affairs, and will be responsible for monitoring First Trust’s day-to-day management of the First Trust Funds’ investments.

The Board noted that the Manager will also provide the First Trust Funds with such administrative, compliance, and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the First Trust Funds) and executive and other personnel as will be necessary for the operation of the First Trust Funds. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates, except for the Trust’s Chief Compliance Officer.

The Board considered the scope and quality of services provided by the Manager and the Trust’s various subadvisers, and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The

19

Board recognized, for example, that the Manager and the Trust’s subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory developments. The Board recognized the capabilities and resources that the Manager dedicates to performing services on behalf of the Trust and the Funds. Having considered the quality of administrative and other services in the fourth quarter of 2006, including the Manager’s role in coordinating the activities of the Funds’ other service providers, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services expected to be provided to the First Trust Funds under the Advisory Agreement.

In deciding to approve First Trust as the Funds’ subadviser, the Board considered particularly the experience and track record of First Trust’s investment management personnel. The Board also noted First Trust’s investment infrastructure as well as the risk profiles of its investment process. Specifically, the Board determined that, based upon the Manager’s report, selecting First Trust as subadviser would likely benefit the First Trust Funds and their shareholders.

In reviewing the other various matters listed above, the Board concluded that First Trust was a recognized firm capable of competently managing the First Trust Funds; that the nature, extent, and quality of services that First Trust could provide were at a level at least equal to the services that could be provided by other possible subadvisers for the First Trust Funds; that the services contemplated by the Subadvisory Agreement are substantially similar to those provided under the subadvisory agreements with the Trust’s other subadvisers; that the Subadvisory Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that First Trust was staffed with a number of qualified personnel; and that the investment performance of First Trust was at least satisfactory.

(2) The investment performance of First Trust. The Board received information about the performance of the passive quantitative investment strategies that First Trust will use to manage the First Trust Funds. The performance information, which covered the quarter, year-to-date, and one-, two-, three-, four-, five-, and ten-year periods ended June 30, 2006, included (a) back tested gross returns, (b) back tested gross performance versus an appropriate benchmark, and (c) back tested gross performance relative to a peer group of comparable funds. The Board also received actual historical performance information for various time periods for accounts managed by First Trust using certain strategies that will be used in managing one or both of the First Trust Funds. On the basis of the information presented, the Board concluded that First Trust’s investment performance was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager, First Trust, and their respective affiliates from their relationships with the Fund. The Manager presented to the Board the proposed advisory fees for the First Trust Funds and information setting forth “contractual” advisory fees and “actual” advisory fees after taking expense caps into account. The Manager proposed to cap the expenses of the First Trust Funds. Based on the information provided, the “actual” advisory fees payable by the First Trust Funds are below the median level of advisory fees paid by generally comparable funds. The Board recognized the difficulty of comparing advisory fees because of the variations in services covered by the fees paid by other funds. The Board concluded that the advisory fees to be paid to the Manager by the First Trust Funds were not unreasonable.

The Manager also supplied information to the Board about total fund expenses, which include advisory fees, a 12b-1 fee of 25 basis points, and other expenses. After being capped by the Manager, the “total expense ratio” of the Funds will be below the median for generally comparable funds.

The Manager has committed to providing the First Trust Funds with a high quality of service and to working to reduce expenses over time, particularly as the First Trust Funds grow larger. Recognizing the information concerning profitability that the Manager had presented to the Board at meetings in the fourth quarter of 2006, the Board concluded therefore that the proposed expense ratios for the First Trust Funds were not unreasonable.

The Board reviewed the fee schedule in the Subadvisory Agreement and noted that the fee schedule was the result of arm’s-length negotiations between the Manager and First Trust. Based upon its review, the Board concluded that the fees proposed to be paid to First Trust were reasonable.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule for the First Trust Funds in the Advisory Agreement does not contain any “breakpoints” and that accordingly, the First Trust Funds and their shareholders will not benefit directly from the possibility that the Manager may realize certain economies of scale as the First Trust Funds grow larger. The Board noted that the fee schedule in the Subadvisory Agreement contains a “breakpoint” and that accordingly, the Manager would benefit in the event that the assets of either or both of the First Trust Funds exceed $250 million, at which time the Manager would retain a greater portion of the fees it receives under the Advisory Agreement for managing the First Trust Funds.

The Board noted that in the fund industry as a whole, as well as among funds similar to the First Trust Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are

20

economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different asset managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at a variety of asset levels. Having taken these factors into account, the Board concluded that the absence of breakpoints in the Advisory Agreement was acceptable.

The Board will receive quarterly reports on the level of assets in the First Trust Funds. It expects to consider whether or not to approve the renewal of the Agreements at a meeting to be held prior to December 31, 2007, and will consider (a) the extent to which economies of scale can be realized and (b) whether the advisory or subadvisory fees should be modified to reflect such economies of scale, if any.

21

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re- insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

22

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length
Name, Address, and Age	FOF Trust	of Time Served

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name, Address, and Age	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

23

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Aggressive Growth Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Aggressive Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Aggressive Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006 the AZLSM Van Kampen Aggressive Growth Fund gained 5.08% compared to a 10.66% return for its benchmark, the Russell MidCap® Growth Index1.
On an absolute basis, the Fund’s top-performing stocks for the period were providers of broadband services within the Internet software and services segment, and a components manufacturer for companies within the aerospace and defense sector.*
The information technology sector was the primary area of underperformance for the Portfolio relative to the Russell MidCap® Growth Index. Although the Fund’s weighting was in line with the index, stock selection detracted from performance. The options backdating issue beset the sector, resulting in a loss of investor confidence and the decline of select holdings within this sector. Moreover, the Fund’s selection in application software firms, semiconductors and computer storage and peripherals diminished returns.*
Holdings in the energy sector also hampered performance. The Fund was underweight this sector relative to the its benchmark index due, in part, to the extreme volatility of this sector over the period.*
The heath care sector contributed positively to performance for the Fund. Stock selection, particularly in biotechnology firms, medical appliances and equipment providers and pharmaceutical companies, produced strong gains.*
An underweight allocation in the consumer discretionary sector helped to materially offset the negative impact caused by stock selection. However, the Fund did benefit from a focus on apparel and luxury goods and department stores, select holdings in casinos and gaming companies and hotels/hospitality companies, and exposure to an internet retail company*
While performance for the financial services sector remained flat for the period, the Fund’s holdings within the investment banking and brokerage segments produced positive returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell MidCap® Growth Index measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM Van Kampen Aggressive Growth Fund Review
Fund Objective
The Fund’s investment objective is capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund’s Subadviser believes have an above-average potential for capital growth.
Investment Concern
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(5/1/01)

AZLSM Van Kampen Aggressive Growth Fund	5.08%	10.05%	4.41%	0.09%

Russell MidCap® Growth Index	10.66%	12.73%	8.22%	5.52%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell MidCap® Growth Index, an unmanaged index which measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell MidCap® Growth Index is calculated from 4/30/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Aggressive Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Aggressive Growth Fund	$1,000.00	$1,022.60	$6.42	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Aggressive Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Aggressive Growth Fund	$1,000.00	$1,018.85	$6.41	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Aggressive Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Auto & Transportation	1.1%

Consumer Discretionary	20.5

Consumer Staples	0.8

Energy	3.6

Financial Services	8.8

Financials	1.1

Health Care	18.1

Industrials	4.4

Information Technology	7.1

Materials	3.0

Other	0.5

Other Energy	5.0

Producer Durables	8.7

Technology	10.6

Telecommunication Services	2.7

Utilities	1.5

Federal Home Loan Bank	2.6

Short-Term Investments	30.8

130.9%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (97.5%):

Auto & Transportation (1.1%):

8,340	Johnson Controls, Inc.	$716,573

12,510	Kirby Corp.*^	426,966

		1,143,539

Consumer Discretionary (20.5%):

8,380	Abercrombie & Fitch Co.	583,499

16,680	Alliance Data Systems Corp.*	1,042,000

8,340	Children’s Place Retail Stores, Inc.*^	529,757

50,050	Coach, Inc.*	2,150,147

16,680	Electronic Arts, Inc.*	840,005

12,510	Harman International Industries, Inc.	1,249,874

33,370	International Game Technology	1,541,694

8,340	ITT Educational Services, Inc.*^	553,526

16,680	Kohl’s Corp.*	1,141,412

33,370	Limited Brands, Inc.	965,728

41,710	Marriott International, Inc.	1,990,400

3,800	Melco PBL Entertainment Ltd., ADR*^	80,788

20,850	Nutri/ System, Inc.*^	1,321,682

8,400	Omnicom Group, Inc.	878,136

16,680	Phillips-Van Heusen Corp.^	836,836

12,600	Polo Ralph Lauren Corp.	978,516

29,200	Quanta Services, Inc.*^	574,364

4,200	Sears Holdings Corp.*	705,306

41,710	Smith & Wesson Holding Corp.*^	431,281

16,680	Starbucks Corp.*	590,806

16,680	Under Armour, Inc.*^	841,506

12,510	Watson Wyatt Worldwide, Inc.^	564,827

		20,392,090

Consumer Staples (0.8%):

12,600	Loews Corp.—Carolina Group	815,472

Energy (3.6%):

25,020	Smith International, Inc.	1,027,571

37,540	Ultra Petroleum Corp.*^	1,792,535

16,680	XTO Energy, Inc.	784,794

		3,604,900

Financial Services (8.8%):

8,400	Affiliated Managers Group, Inc.*^	883,092

6,300	Bear Stearns Cos., Inc.	1,025,514

87,590	Charles Schwab Corp.	1,693,990

11,400	First Marblehead Corp.	623,010

12,480	Intercontinental Exchange, Inc.*	1,346,592

38,000	Investment Technology Group, Inc.*	1,629,440

50,050	Nasdaq Stock Market, Inc.*^	1,541,040

		8,742,678

Financials (1.1%):

50,050	Janus Capital Group, Inc.^	1,080,580

Health Care (18.1%):

12,510	Brookdale Senior Living, Inc.^	600,480

20,850	Celgene Corp.*	1,199,501

20,850	DaVita, Inc.*	1,185,948

45,880	Hologic, Inc.*^	2,169,206

25,020	Medicis Pharmaceutical Corp., Class A^	878,953

37,540	Mentor Corp.^	1,834,580

69,600	New River Pharmaceuticals, Inc.*^	3,807,815

37,770	Shire plc	2,332,675

20,900	United Therapeutics Corp.*^	1,136,333

20,850	Ventana Medical Systems, Inc.*^	897,176

29,200	Vertex Pharmaceuticals, Inc.*^	1,092,664

66,730	Warner Chilcott, Ltd.—Class A*^	922,209

		18,057,540

Industrials (4.4%):

6,260	Corporate Executive Board Co.	549,002

12,600	Danaher Corp.	912,744

12,510	Expeditors International of Washington, Inc.	506,655

12,510	Fastenal Co.	448,859

12,500	Republic Services, Inc.	508,375

12,600	Rockwell Collins, Inc.	797,454

8,340	Stericycle, Inc.*^	629,670

		4,352,759

Information Technology (7.1%):

20,850	Adobe Systems, Inc.*	857,352

33,370	Akamai Technologies, Inc.*^	1,772,615

8,340	Amphenol Corp., Class A	517,747

8,340	D&B Corp.*	690,469

8,340	F5 Networks, Inc.*^	618,911

8,340	FactSet Research Systems, Inc.	471,043

50,050	Juniper Networks, Inc.*	947,947

20,850	Tessera Technologies, Inc.*^	841,089

16,870	ValueClick, Inc.*^	398,638

		7,115,811

Materials (3.0%):

16,680	Agrium, Inc.^	525,253

16,680	Chicago Bridge & Iron Co. N.V.	456,031

16,680	Ecolab, Inc.	753,937

25,020	MeadWestvaco Corp.	752,101

8,440	Praxair, Inc.	500,745

		2,988,067

Other (0.5%):

16,680	Archer-Daniels-Midland Co.	533,093

Other Energy (5.0%):

16,680	Cameron International, Corp.*	884,874

8,340	Core Laboratories N.V.*^	675,540

20,850	Devon Energy Corp.	1,398,618

12,510	FMC Technologies, Inc.*	770,991

16,680	Grant Prideco, Inc.*	663,364

16,680	Superior Energy Services, Inc.*	545,102

		4,938,489

Producer Durables (8.7%):

16,600	Dover Corp.	813,732

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Producer Durables, continued

16,680	General Cable Corp.*^	$729,083

12,600	Itron, Inc.*^	653,184

12,600	Lockheed Martin Corp.	1,160,082

16,680	Manitowoc Co., Inc.	991,292

25,020	Precision Castparts Corp.	1,958,566

20,850	Rockwell Automation, Inc.	1,273,518

16,680	Terex Corp.*	1,077,194

		8,656,651

Technology (10.6%):

12,510	Anixter International, Inc.*	679,293

50,050	ASML Holding N.V., NY Registered Shares*^	1,232,732

25,020	BMC Software, Inc.*	805,644

12,510	Cognizant Technology Solutions Corp.*	965,272

16,680	Commscope, Inc.*^	508,406

16,680	Digital River, Inc.*^	930,577

12,600	Global Payments, Inc.	583,380

16,680	Intuit, Inc.*	508,907

17,200	Jabil Circuit, Inc.	422,260

16,630	Komag, Inc.*^	629,944

20,850	MEMC Electronic Materials, Inc.*	816,069

16,380	Network Appliance, Inc.*^	643,406

16,680	NVIDIA Corp.*	617,327

25,020	Sybase, Inc.*^	617,994

12,510	Trimble Navigation Ltd.*	634,632

		10,595,843

Telecommunication Services (2.7%):

33,370	Crown Castle International Corp.*	1,077,851

25,020	NII Holdings, Inc.*	1,612,289

		2,690,140

Utilities (1.5%):

12,600	FirstEnergy Corp.	758,646

8,400	Questar Corp.	697,620

		1,456,266

Total Common Stocks (Cost $83,035,941)		97,163,918

Collateral for Securities on Loan (30.8%):

30,679,049	Northern Trust Liquid Institutional Asset Portfolio	30,679,049

Total Collateral for Securities on Loan (Cost $30,679,049)		30,679,049

U.S. Government Agencies (2.6%):

Federal National Mortgage Association (2.6%):

$2,580,000	4.87%, 1/2/07, Discount Note(b)	2,579,656

Total U.S. Government Agencies (Cost $2,579,656)		2,579,656

Deposit Account (0.0%):

7,319	TNT Offshore Deposit Account	7,319

Total Deposit Account (Cost $7,319)		7,319

Total Investment Securities (Cost $116,301,965)(a)—130.9%		130,429,942
Net other assets (liabilities)—(30.9)%		(30,825,469)

Net Assets—100.0%		$99,604,473

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $116,451,473. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$15,814,309

Unrealized depreciation	(1,835,840)

Net unrealized appreciation	$13,978,469

(b)	The rate presented represents the effective yield at December 31, 2006.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	92.0%

Netherlands	2.4%

United Kingdom	2.3%

Canada	2.3%

Bermuda	0.9%

Hong Kong	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Van Kampen
Aggressive Growth
Fund

Assets

Investment securities, at cost	$116,301,965

Investment securities, at value*	$130,429,942

Interest and dividends receivable	36,134

Prepaid expenses	1,485

Total Assets	130,467,561

Liabilities

Payable for capital shares redeemed	54,809

Payable for return of collateral received	30,679,049

Manager fees payable	90,020

Administration fees payable	4,153

Distribution fees payable	21,478

Administrative and compliance services fees payable	448

Other accrued liabilities	13,131

Total Liabilities	30,863,088

Net Assets	$99,604,473

Net Assets Consist of:

Capital	$77,618,370

Accumulated net realized gains/(losses) on investment transactions	7,858,126

Net unrealized appreciation/(depreciation) on investments	14,127,977

Net Assets	$99,604,473

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,917,702

Net Asset Value (offering and redemption price per share)	$9.12

*	Includes securities on loan of $29,873,536.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Van Kampen
Aggressive Growth
Fund

Investment Income:

Interest	$221,025

Dividends	473,114

Income from securities lending	81,288

Total Investment Income	775,427

Expenses:

Manager fees	943,116

Administration fees	57,971

Distribution fees	262,775

Audit fees	7,167

Administrative and compliance services fees	1,738

Custodian fees	20,270

Legal fees	8,487

Trustees’ fees	6,554

Recoupment of prior expenses reimbursed by the Manager	108,707

Other expenses	12,883

Total expenses before reductions	1,429,668

Less expenses voluntarily waived/reimbursed by the Manager	(86,818)

Less expenses paid indirectly	(41,568)

Net Expenses	1,301,282

Net Investment Income/(Loss)	(525,855)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	8,610,507

Change in unrealized appreciation/depreciation on investments	(3,461,293)

Net Realized and Unrealized Gains/(Losses) on Investments	5,149,214

Change in Net Assets Resulting from Operations	$4,623,359

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Aggressive Growth Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(525,855)	$(518,172)

Net realized gains/(losses) on investment transactions	8,610,507	8,079,859

Change in unrealized appreciation/depreciation on investments	(3,461,293)	2,701,930

Change in net assets from operations	4,623,359	10,263,617

Dividends to Shareholders:

From net realized gains on investments	(7,785,952)	(1,540,467)

Change in net assets resulting from dividends to shareholders	(7,785,952)	(1,540,467)

Capital Transactions:

Proceeds from shares issued	18,965,562	21,869,287

Proceeds from dividends reinvested	7,785,952	1,540,462

Value of shares redeemed	(26,909,020)	(20,143,237)

Change in net assets from capital transactions	(157,506)	3,266,512

Change in net assets	(3,320,099)	11,989,662

Net Assets:

Beginning of period	102,924,572	90,934,910

End of period	$99,604,473	$102,924,572

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	1,973,843	2,493,500

Dividends reinvested	914,918	166,897

Shares redeemed	(2,895,618)	(2,284,338)

Change in shares	(6,857)	376,059

See accompanying notes to the financial statements.

10

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.42	$8.62	$7.54	$5.48	$8.10

Investment Activities:

Net Investment Income/(Loss)	(0.05)	(0.05)	(0.04)	(0.03)	(0.02)

Net Realized and Unrealized Gains/(Losses) on Investments	0.48	0.99	1.12	2.09	(2.60)

Total from Investment Activities	0.43	0.94	1.08	2.06	(2.62)

Dividends to Shareholders From:

Net Realized Gains	(0.73)	(0.14)	—	—	—

Total Dividends	(0.73)	(0.14)	—	—	—

Net Asset Value, End of Period	$9.12	$9.42	$8.62	$7.54	$5.48

Total Return*	5.08%	10.95%	14.32%	37.59%	(32.35)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$99,604	$102,925	$90,935	$48,691	$12,265

Net Investment Income/(Loss)	(0.50)%	(0.54)%	(0.66)%	(0.80)%	(0.76)%

Expenses Before Reductions**	1.36%	1.33%	1.36%	1.51%	3.12%

Expenses Net of Reductions	1.24%	1.24%	1.29%	1.25%	1.25%

Expenses Net of Reductions(a)	1.28%	1.30%	N/A	N/A	N/A

Portfolio Turnover Rate	159.19%	154.15%	153.27%	184.79%	260.54%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions excludes expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Aggressive Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Aggressive Growth Fund	$30,679,049	$29,873,536

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and Allianz Life Advisers, LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net asset levels. For the period January 1, 2006 through April 30, 2006 the fees were as follows: the first $100 million at 0.90%, the next $150 million at 0.85%, the next $250 million at 0.825% and over $500 million at 0.80%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees for the period May 1, 2006 through April 30, 2008 as follows: the first $100 million at 0.80%, the next $150 million at 0.75% and over $250 million at 0.80%. The annual expense limit of the Fund was 1.30%.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2007	12/31/2008

AZL Van Kampen Aggressive Growth Fund	$11,745	$24,122

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $5,406 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

For the year ended December 31, 2006, the Fund paid approximately $5,432 to affiliated broker/ dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less that one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Aggressive Growth Fund	$160,399,687	$167,931,390

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $555,365 related to ordinary income and $7,230,587 related to net long term capital gains and for the year ended December 31, 2005 were $1,540,467 related to net long term capital gains. Total distributions paid may differ from the Statement of Changes in net assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Aggressive Growth Fund	$186,324	$7,821,310	$8,007,634	$13,978,469	$21,986,103

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Aggressive Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Aggressive Growth Fund

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $7,230,587.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

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with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

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Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

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Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re- insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Comstock Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 16

Other Federal Income Tax Information	Page 17

Approval of Investment Advisory and Subadvisory Agreements	Page 18

Information about Trustees and Officers	Page 22

Other Information	Page 23
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Comstock Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Comstock Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Van Kampen Comstock Fund gained 15.76% compared to a 22.25% return for its benchmark, the Russell 1000® Value Index1.
On an absolute basis, the Fund benefited from positive performance from its media, telecommunication services and financials holdings.*
Within the health care sector, the Fund’s longstanding emphasis on large-cap pharmaceutical stocks was a drag on performance, as investors began to anticipate the Democrats taking control of both the House and Senate in the mid-term elections. The main concern for drug companies is that potential Medicare reform would allow the government to be involved in the negotiation of drug pricing; however, given the President’s veto power, actual legislation likely remains in the distant future.*
The Fund lacked exposure to basic materials stocks with a high degree of exposure to the rising demand from China and other developing economies. That lack of exposure weighed on relative returns.*
In the energy sector, compelling valuations remained sparse in the Fund portfolio managers’ view, and as a result the Fund maintained a significant underweight in the sector. The underweight position in energy stocks also hurt relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Van Kampen Comstock Fund Review
Fund Objective
The Fund’s investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its net assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(5/1/01)

AZLSM Van Kampen Comstock Fund	15.76%	12.11%	8.06%	5.99%

Russell 1000® Value Index	22.25%	15.09%	10.86%	8.66%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current monthend performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 5/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Comstock Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Comstock Fund	$1,000.00	$1,117.50	$5.39	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Comstock Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Comstock Fund	$1,000.00	$1,020.11	$5.14	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Comstock Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Consumer Discretionary	10.3%

Consumer Staples	13.5

Energy	0.5

Financial Services	26.0

Health Care	17.2

Industrials	0.6

Information Technology	0.7

Materials	8.7

Technology	6.3

Telecommunication Services	6.7

Utilities	0.7

Federal Home Loan Bank	8.7

Short-Term Investments	12.9

112.8%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (91.2%):

Consumer Discretionary (10.3%):

158,899	Clear Channel Communications, Inc.	$5,647,270

303,900	Comcast Corp., Class A*^	12,864,087

50,100	Gannett Company, Inc.^	3,029,046

1,089	Interpublic Group of Cos., Inc.*	13,329

57,970	Liberty Media Holding Corp.— Capital*	5,679,901

278,150	Liberty Media Holding Corp.— Interactive*	5,999,696

80,400	Lowe’s Cos., Inc.	2,504,460

272,300	News Corp., Class B	6,061,398

676,300	Time Warner, Inc.^	14,729,814

303,000	Viacom Inc., Class B*	12,432,090

112,700	Walt Disney Co.	3,862,229

		72,823,320

Consumer Staples (13.5%):

131,400	Altria Group, Inc.	11,276,748

88,200	Anheuser-Busch Cos., Inc.	4,339,440

201,600	Cadbury Schweppes plc, ADR	8,654,688

273,500	Coca-Cola Co.	13,196,375

236,100	CVS Corp.	7,297,851

202,900	Kimberly-Clark Corp.	13,787,055

263,400	Kraft Foods, Inc., Class A^	9,403,380

476,400	Unilever NV, New York Shares, ADR	12,981,900

311,600	Wal-Mart Stores, Inc.	14,389,688

		95,327,125

Energy (0.5%):

47,600	Total SA, ADR	3,423,392

Financial Services (26.0%):

75,400	AFLAC, Inc.	3,468,400

97,800	American International Group, Inc.	7,008,348

428,200	Bank of America Corp.	22,861,598

220,700	Bank of New York Co., Inc.	8,688,959

25,800	Barclays plc, ADR^	1,500,012

1,120	Berkshire Hathaway, Inc., Class B*	4,105,920

204,660	Chubb Corp.	10,828,561

495,500	Citigroup, Inc.	27,599,349

56,900	Fannie Mae	3,379,291

265,600	Freddie Mac	18,034,240

62,500	Genworth Financial, Inc., Class A^	2,138,125

26,800	Hartford Financial Services Group, Inc.	2,500,708

167,600	J.P. Morgan Chase & Co.	8,095,080

89,000	Merrill Lynch & Co., Inc.	8,285,900

79,600	MetLife, Inc.^	4,697,196

96,000	PNC Financial Services Group	7,107,840

125,400	St. Paul Travelers Co., Inc.	6,732,726

25,390	SunTrust Banks, Inc.^	2,144,186

60,850	Torchmark Corp.	3,879,796

87,000	U.S. Bancorp^	3,148,530

273,600	Wachovia Corp.	15,581,520

301,000	Wells Fargo & Co.	10,703,560

		182,489,845

Health Care (17.2%):

174,600	Abbott Laboratories	8,504,766

302,000	Boston Scientific Corp.*	5,188,360

731,900	Bristol-Myers Squibb Co.^	19,263,608

92,400	Cardinal Health, Inc.	5,953,332

218,900	Eli Lilly & Co.^	11,404,690

280,600	GlaxoSmithKline plc, ADR	14,804,456

432,800	Pfizer, Inc.	11,209,520

127,300	Roche Holding AG, ADR	11,393,070

135,500	Sanofi-Aventis, ADR^	6,256,035

583,600	Schering-Plough Corp.	13,796,304

261,000	Wyeth	13,290,120

		121,064,261

Industrials (0.6%):

111,000	General Electric Co.	4,130,310

13,200	Southwest Airlines Co.	202,224

		4,332,534

Information Technology (0.7%):

91,700	Texas Instruments, Inc.	2,640,960

111,200	Western Union Co.	2,493,104

		5,134,064

Materials (8.7%):

522,100	Alcoa, Inc.	15,668,221

383,400	E.I. du Pont de Nemours and Co.^	18,675,414

650,093	International Paper Co.^	22,168,171

98,400	Rohm and Haas Co.^	5,030,208

		61,542,014

Technology (6.3%):

34,545	Affiliated Computer Services Inc., Class A*	1,687,178

132,200	Cisco Systems, Inc.*	3,613,026

26,740	Cognex Corp.	636,947

335,900	Dell, Inc.*	8,427,731

111,200	First Data Corp.	2,837,824

69,875	Flextronics International, Ltd.*^	802,165

66,600	Hewlett-Packard Co.	2,743,254

308,100	Intel Corp.	6,239,025

55,900	International Business Machines Corp.	5,430,685

35,210	KEMET Corp.*	257,033

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Technology, continued

70,200	KLA-Tencor Corp.^	$3,492,450

99,300	McAfee, Inc.*	2,818,134

125,000	Microsoft Corp.	3,732,500

36,250	Nokia Corp., ADR	736,600

20,354	Telefonaktibolaget LM Ericsson, ADR	818,841

		44,273,393

Telecommunication Services (6.7%):

565,200	AT&T, Inc.^	20,205,900

13,485	Embarq Corp.	708,772

181,100	Sprint Nextel Corp.^	3,420,979

609,000	Verizon Communications, Inc.	22,679,160

		47,014,811

Utilities (0.7%):

120,250	American Electric Power Co., Inc.	5,120,245

Total Common Stocks (Cost $549,545,239)		642,545,004

Collateral for Securities on Loan (12.9%):

91,207,300	Allianz Dresdner Daily Asset Fund#	91,207,300

Total Collateral for Securities on Loan (Cost $91,207,300)		91,207,300

U.S. Government Agencies (8.7%):

Federal National Mortgage Association (8.7%):

$61,700,000	4.87%, 1/2/07, Discount Note(b)	61,691,773

Total U.S. Government Agencies (Cost $61,691,773)		61,691,773

Deposit Account (0.0%):

143,289	TNT Offshore Deposit Account	143,289

Total Deposit Account (Cost $143,289)		143,289

Total Investment Securities (Cost $702,587,601)(a)—112.8%		795,587,366
Net other assets (liabilities)—(12.8)%		(90,431,867)

Net Assets—100.0%		$705,155,499

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $704,477,202. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$102,394,579

Unrealized depreciation	(11,284,415)

Net unrealized appreciation	$91,110,164

(b)	The rate presented represents the effective yield at December 31, 2006.

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	91.4%

United Kingdom	3.5%

Netherlands	1.8%

Switzerland	1.6%

France	1.4%

Sweden	0.1%

Singapore	0.1%

Finland	0.1%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Van Kampen
Comstock
Fund

Assets

Investment securities, at cost	$702,587,601

Investment securities, at value*^	$795,587,366

Interest and dividends receivable	698,182

Receivable for capital shares issued	256,289

Receivable for investments sold	479,982

Prepaid expenses	9,538

Total Assets	797,031,357

Liabilities

Payable for capital shares redeemed	9,557

Payable for return of collateral received	91,207,300

Manager fees payable	407,352

Administration fees payable	28,399

Distribution fees payable	146,874

Administrative and compliance services fees payable	3,061

Other accrued liabilities	73,315

Total Liabilities	91,875,858

Net Assets	$705,155,499

Net Assets Consist of:

Capital	$585,057,006

Accumulated net investment income/(loss)	10,639,891

Accumulated net realized gains/(losses) on investment transactions	16,458,837

Net unrealized appreciation/(depreciation) on investments	92,999,765

Net Assets	$705,155,499

Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,765,470

Net Asset Value (offering and redemption price per share)	$12.00

*	Includes securities on loan of $88,331,801.

^	Includes investment in affiliate of $91,207,300.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Van Kampen
Comstock
Fund

Investment Income:

Interest	$2,413,740

Dividends	14,681,310

Income from securities lending	68,803

Total Investment Income	17,163,853

Expenses:

Manager fees	4,542,586

Administration fees	341,815

Distribution fees	1,557,436

Audit fees	48,754

Administrative and compliance services fees	10,636

Custodian fees	53,966

Legal fees	52,132

Trustees’ fees	39,109

Recoupment of prior expenses reimbursed by the Manager	10,171

Other expenses	44,819

Total expenses before reductions	6,701,424

Less expenses voluntarily waived/reimbursed by the Manager	(131,874)

Less expenses paid indirectly	(45,588)

Net Expenses	6,523,962

Net Investment Income/(Loss)	10,639,891

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	17,633,022

Change in unrealized appreciation/depreciation on investments	64,880,603

Net Realized and Unrealized Gains/(Losses) on Investments	82,513,625

Change in Net Assets Resulting from Operations	$93,153,516

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Comstock Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$10,639,891	$6,594,226

Net realized gains/(losses) on investment transactions	17,633,022	38,152,067

Change in unrealized appreciation/depreciation on investments	64,880,603	(23,611,226)

Change in net assets from operations	93,153,516	21,135,067

Dividends to Shareholders:

From net investment income	(6,594,226)	(1,962,052)

From net realized gains on investments	(38,500,194)	(20,570,179)

Change in net assets resulting from dividends to shareholders	(45,094,420)	(22,532,231)

Capital Transactions:

Proceeds from shares issued	146,502,958	178,829,160

Proceeds from dividends reinvested	45,094,420	22,532,231

Value of shares redeemed	(94,434,176)	(20,405,178)

Change in net assets from capital transactions	97,163,202	180,956,213

Change in net assets	145,222,298	179,559,049

Net Assets:

Beginning of period	559,933,201	380,374,152

End of period	$705,155,499	$559,933,201

Accumulated net investment income/(loss)	$10,639,891	$6,594,226

Share Transactions:

Shares issued	12,704,351	16,114,363

Dividends reinvested	4,029,885	2,105,813

Shares redeemed	(8,199,644)	(1,870,480)

Change in shares	8,534,592	16,349,696

See accompanying notes to the financial statements.

9

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.15	$11.23	$9.63	$7.44	$9.39

Investment Activities:

Net Investment Income/(Loss)	0.18	0.11	0.10	0.08	0.03

Net Realized and Unrealized Gains/(Losses) on Investments	1.52	0.31	1.54	2.19	(1.92)

Total from Investment Activities	1.70	0.42	1.64	2.27	(1.89)

Dividends to Shareholders From:

Net Investment Income	(0.13)	(0.04)	(0.04)	(0.08)	(0.03)

Net Realized Gains	(0.72)	(0.46)	—	—	(0.03)

Total Dividends	(0.85)	(0.50)	(0.04)	(0.08)	(0.06)

Net Asset Value, End of Period	$12.00	$11.15	$11.23	$9.63	$7.44

Total Return*	15.76%	3.92%	17.12%	30.53%	(19.87)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$705,155	$559,933	$380,374	$201,265	$72,833

Net Investment Income/(Loss)	1.71%	1.44%	1.13%	1.08%	1.14%

Expenses Before Reductions**	1.08%	1.19%	1.20%	1.28%	1.48%

Expenses Net of Reductions	1.05%	1.18%	1.20%	1.20%	1.20%

Expenses Net of Reductions(a)	1.05%	1.19%	N/A	N/A	N/A

Portfolio Turnover Rate	28.14%	30.83%	31.77%	36.85%	49.06%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Comstock Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors, LLC, the investment manager of the Fund to be good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Comstock Fund	$91,207,300	$88,331,801

The fund received cash collateral for securities loaned. The cash was invested in the Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels. For the period January 1, 2006 through April 30, 2006 the fees were as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and over $500 million at 0.675%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees for the period May 1, 2006 through April 30, 2008 as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and over $500 million at 0.65%. The annual expense limit of the Fund was 1.20%.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2006

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Life Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $12,624 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $31,093 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2006

For the year ended December 31, 2006, the Fund paid approximately $1,408 to affiliated broker/ dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Comstock Fund	$201,976,361	$161,922,904

5. Federal Income Tax Information

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $13,862,861 related to ordinary income and $31,231,559 related to net long term capital gains and for the year ended December 31, 2005 was $2,606,275 related to ordinary income and $19,925,956 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Comstock Fund	$11,566,058	$17,422,271	$28,988,329	$91,110,164	$120,098,493

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Comstock Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 58.82% of the total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

For the period ended December 31, 2006 the Fund had net long term capital gains of $31,231,559.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

18

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

19

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three- year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

20

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

21

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

22

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length
Name, Address, and Age	FOF Trust	of Time Served

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name, Address, and Age	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Equity and Income Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 13

Statement of Operations	Page 14

Statements of Changes in Net Assets	Page 15

Financial Highlights	Page 16

Notes to the Financial Statements	Page 17

Report of Independent Registered Public Accounting Firm	Page 23

Other Federal Income Tax Information	Page 24

Approval of Investment Advisory and Subadvisory Agreements	Page 25

Information about Trustees and Officers	Page 29

Other Information	Page 30
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Equity and Income Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Equity and Income Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the period ended December 31, 2006, the AZLSM Van Kampen Equity and Income Fund gained 12.52% compared to a 22.25%, 15.79% and 4.33% return for its benchmark’s, the Russell 1000® Value Index1, the S&P 500 Index1 and the Lehman Brother U.S. Aggregate Bond Index, respectively. The Fund has changed its standardized benchmark index from the Russell 1000® Value Index to the S&P 500 Index and added the Lehman Brothers U.S Aggregate Bond Index to provide a more appropriate market comparison.
In the equity portion of the Fund, the telecommunications sector was the largest drag on performance relative to the benchmark, primarily due to security selection. The Fund had no exposure to some of the market’s best-performing telecom stocks, and one of the Fund’s larger telecom holdings provided lackluster returns during the period.*
The health care sector was another area of weakness. A surprise negative announcement by a health care equipment and services company early in the reporting period was responsible for most of the Fund’s underperformance in this sector. In addition, the Fund’s health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence during this time period.*
Further detracting from performance was an underweight in the energy sector. The Fund managers reduced exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what they would consider an appropriate balance of risk and return.*
In contrast, within the consumer discretionary sector, the managers’ security selection among retailers and autos served the Fund’s portfolio well. The financial services sector also contributed positively to performance relative to the index, particularly in diversified financial holdings. In the utilities sector, the Fund owned some of the sector’s best performing stocks, which offset the negative impact of an underweight in the sector.*
In the bond portion, the Subadviser kept the Fund’s overall duration (a measure of interest rate sensitivity) well below that of the Lehman Brothers U.S. Aggregate Bond Index during the period. This posture was beneficial as interest rates rose across the market, but detracted from relative performance during periods of sharp yield increases. An underweight to the agency sector detracted slightly from relative performance as this sector posted solid returns.*
Given aggressive bond valuations at the start of the year and concerns regarding increasing leverage trends, the managers chose to maintain a defensive posture in credit over the course of 2006. This positioning had a small negative effect on the performance of the Fund relative to the Lehman index over the period, as spreads (or the extra return required by investors for assuming credit risk) generally narrowed. However, good security selection helped offset a portion of this weakness.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Van Kampen Equity and Income Fund Review
Fund Objective
The Fund’s primary investment objective is to seek the highest possible income consistent with safety of principal Long-term growth of capital is an important secondary objective. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks, preferred stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

		Since
		Inception
	1 Year	(5/3/04)

AZLSM Van Kampen Equity and Income Fund	12.52%	10.69%

S&P 500 Index	15.79%	11.78	%†

Lehman Brothers U.S. Aggregate Bond Index	4.33%	4.17	%†

Russell 1000® Value Index	22.25%	16.91	%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund has changed its standardized benchmark index from the Russell 1000® Value Index to the S&P 500 Index and added the Lehman Brothers U.S. Aggregate Bond index to provide a more appropriate market comparison. The Fund’s performance is compared to the Russell 1000® Value Index, the S&P500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Equity and Income Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Equity and Income Fund	$1,000.00	$1,098.60	$5.50	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Equity and Income Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Equity and Income Fund	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Equity and Income Fund invested, as a percentage of net assets, in the following types of securities, as of December 31, 2006:

Percent of
Investments	net assets*

Common Stocks	61.9%

Corporate Bonds	7.3

Convertible Bonds	7.3

Preferred Stock	3.1

U.S. Government Agency	10.6

U.S. Treasury Obligations	12.2

Short-Term Investments	17.6

Deposit Account	0.0

120.0%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

Common Stocks (61.9%):

Auto & Transportation (0.6%):

34,610	Honda Motor Co., Ltd., ADR^	$1,368,479

Consumer Discretionary (5.8%):

23,070	Amazon.com, Inc.*^	910,342

29,229	Clear Channel Communications, Inc.^	1,038,799

25,170	Comcast Corp., Class A *	1,065,446

10,120	Kohl’s Corp.*	692,512

18,630	McDonald’s Corp.	825,868

16,670	Office Depot, Inc.*	636,294

192,910	Time Warner, Inc.	4,201,579

61,320	Viacom Inc., Class B*	2,515,960

42,610	Yahoo!, Inc.*	1,088,259

		12,975,059

Consumer Staples (6.7%):

27,290	Altria Group, Inc.	2,342,028

39,500	Cadbury Schweppes plc, ADR^	1,695,735

52,750	Coca-Cola Co.	2,545,187

26,230	ConAgra Foods, Inc.	708,210

9,860	Diageo plc, ADR^	781,997

8,410	Kimberly-Clark Corp.	571,460

15,390	Procter & Gamble Co.	989,115

10,350	Safeway, Inc.	357,696

12,600	SuperValu, Inc.	450,450

78,920	Unilever NV, New York Shares, ADR^	2,150,570

51,900	Wal-Mart Stores, Inc.	2,396,742

		14,989,190

Financial Services (16.9%):

36,370	Aegon NV	689,212

36,581	Bank of America Corp.	1,953,060

116,310	Charles Schwab Corp.	2,249,435

41,550	Chubb Corp.	2,198,411

8,950	CIGNA Corp.	1,177,552

87,850	Citigroup, Inc.	4,893,244

32,520	Fifth Third Bancorp^	1,331,044

50,380	Freddie Mac	3,420,801

1,610	Goldman Sachs Group, Inc.	320,954

5,890	H&R Block, Inc.	135,706

16,370	Hartford Financial Services Group, Inc.	1,527,485

103,972	J.P. Morgan Chase & Co.	5,021,847

108,200	Marsh & McLennan Cos., Inc.	3,317,411

33,170	Merrill Lynch & Co., Inc.	3,088,127

19,450	PNC Financial Services Group	1,440,078

50,960	St. Paul Travelers Cos., Inc.	2,736,042

18,640	State Street Corp.	1,257,082

18,580	XL Capital, Ltd., Class A	1,338,132

		38,095,623

Health Care (10.5%):

65,250	Abbott Laboratories	3,178,328

10,508	Baxter International, Inc.	487,466

53,740	Boston Scientific Corp.*	923,253

101,270	Bristol-Myers Squibb Co.	2,665,426

63,040	Eli Lilly & Co.	3,284,384

18,300	GlaxoSmithKline plc, ADR^	965,508

10,034	McKesson Corp.	508,724

74,240	Pfizer, Inc.	1,922,816

31,930	Roche Holding AG, ADR	2,857,665

21,730	Sanofi-Aventis, ADR^	1,003,274

155,320	Schering-Plough Corp.	3,671,765

44,150	Wyeth	2,248,118

		23,716,727

Industrials (1.8%):

107,870	General Electric Co.	4,013,843

Integrated Oils (2.9%):

2,120	BP plc, ADR	142,252

33,540	ConocoPhillips	2,413,203

19,570	Exxon Mobil Corp.	1,499,649

34,830	Royal Dutch Shell plc, ADR^	2,465,616

		6,520,720

Materials (2.9%):

59,110	Bayer AG, ADR^	3,154,109

37,880	E.I. du Pont de Nemours & Co.^	1,845,135

34,940	Newmont Mining Corp.	1,577,541

		6,576,785

Other Energy (1.0%):

25,420	Schlumberger, Ltd.	1,605,527

26,610	The Williams Cos., Inc.	695,053

		2,300,580

Producer Durables (3.0%):

17,810	Applera Corp.	653,449

9,160	Ingersoll-Rand Co., Ltd., Class A	358,431

17,900	Northrop Grumman Corp.	1,211,830

34,280	Raytheon Co.	1,809,984

26,820	Siemens AG, ADR	2,643,111

		6,676,805

Technology (3.3%):

13,226	Hewlett-Packard Co.	544,779

102,801	Intel Corp.	2,081,720

77,042	Micron Technology, Inc.*	1,075,506

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

Common Stocks, continued
Technology, continued

35,240	Motorola, Inc.	$724,534

148,069	Symantec Corp.*	3,087,240

		7,513,779

Telecommunication Services (3.0%):

14,716	Embarq Corp.	773,473

139,802	Sprint Nextel Corp.	2,640,860

91,336	Verizon Communications, Inc.	3,401,352

		6,815,685

Utilities (3.5%):

37,050	American Electric Power Co., Inc.	1,577,589

28,063	Entergy Corp.	2,590,776

29,010	FirstEnergy Corp.	1,746,692

42,510	France Telecom SA, ADR^	1,177,527

47,165	Reliant Resources, Inc.*	670,213

		7,762,797

Total Common Stocks (Cost $117,290,842)		139,326,072

Corporate Bonds (7.3%):

Auto & Transportation (0.1%):

80,184	America West Airlines, Inc., 7.10%, 4/2/21	84,794

45,000	Union Pacific Corp., 6.63%, 2/1/08	45,523

		130,317

Consumer Discretionary (0.7%):

25,000	CVS Corp., 5.75%, 8/15/11	25,301

160,000	CVS Lease Pass Through, 6.04%, 12/10/28	159,337

1,000,000	EchoStar Communications Corp., 5.75%, 5/15/08	1,018,749

95,000	FBG Finance, Ltd., 5.13%, 6/15/15^	89,805

40,000	Fedex Corp., 5.50%, 8/15/09^	40,152

10,000	Fedex Corp., 7.25%, 2/15/11	10,655

50,000	Hyatt Equities, LLC, 6.88%, 6/15/07	50,208

45,000	Mohawk Industries, Inc., Series D, 7.20%, 4/15/12	46,740

85,000	Viacom, Inc., 6.88%, 4/30/36	84,038

		1,524,985

Consumer Staples (0.5%):

30,000	ConAgra Foods, Inc., 7.00%, 10/1/28^	32,501

45,000	ConAgra Foods, Inc., 8.25%, 9/15/30	55,269

80,000	Fred Meyer, Inc., 7.45%, 3/1/08	81,732

45,000	General Mills, Inc., 3.88%, 11/30/07	44,326

1,000,000	General Mills, Inc., 1.74%, 10/28/22,(c)(d)	741,250

90,000	May Department Stores Co., 6.70%, 144A 7/15/34^	88,773

65,000	Sara Lee Corp., 6.13%, 11/1/32	58,814

45,000	YUM! Brands, Inc., 8.88%, 4/15/11	50,480

		1,153,145

Energy (0.2%):

95,000	CC Funding Trust, 6.90%, 2/16/07	95,116

45,000	Consumers Energy Co., 4.80%, 2/17/09	44,410

35,000	Detroit Edison Co., 6.13%, 10/1/10	35,781

80,000	Entergy Gulf States, Inc., 3.60%, 6/1/08	77,887

10,000	Panhandle Eastern Pipeline Co., 2.75%, 3/15/07	9,941

60,000	Sempra Energy, 4.62%, 5/17/07	59,771

35,000	Texas East Transmission, 7.00%, 7/15/32	39,295

55,000	Wisconsin Electric Power Co., 3.50%, 12/1/07	54,099

		416,300

Financials (4.2%):

215,000	AIG Sunamerica Global Finance, 6.30%, 5/10/11	223,742

100,000	American General Finance Corp., Series MTNI, 4.63%, 5/15/09^	98,421

40,000	American General Finance Corp., Series MTNH, 4.63%, 9/1/10	39,035

40,000	AXA Financial, Inc., 6.50%, 4/1/08	40,481

125,000	Bank of America, 3.99%, 8/18/09	123,924

10,000	Brookfield Asset Management, Inc., 8.13%, 12/15/08	10,488

115,000	Brookfield Asset Management, Inc., 7.13%, 6/15/12	122,529

25,631	Capital Auto Receivables Asset Trust, Class A2, Series 2004-2, 3.35%, 2/15/08	25,548

125,000	Capital Auto Receivables Asset Trust, Class A4, Series 2005-1, 4.05%, 7/15/09	124,127

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

Corporate Bonds, continued
Financials, continued

300,000	Capital Auto Receivables Asset Trust, Class A3, Series 2006-1, 5.03%, 10/15/09	$299,042

300,000	Capital Auto Receivables Asset Trust, Series 2006-SN1AC, Class A3, 5.31%, 10/20/09	300,028

300,000	Capital Auto Receivables Asset Trust, Class A3A, Series 2006-2, 4.98%, 5/15/11	298,969

150,000	Capital One Auto Finance Trust, Class A3A, Series 2006-C, 5.07%, 7/15/11	149,716

81,700	Caterpillar Financial Asset Trust, Class A3, Series 2005-A, 3.90%, 2/25/09	81,127

225,000	Caterpillar Financial Asset Trust, 5.57%, 5/25/10	226,363

70,000	Caterpillar Financial Services Corp., Series MTNF, 3.63%, 11/15/07^	68,979

25,000	Chase Manhattan Corp., 7.00%, 11/15/09	26,171

19,190	CIT Equipment Collateral, Class A3, Series 2004-EF1, 3.50%, 9/20/08	18,977

200,000	CIT Equipment Collateral, Class A3, Series 2006-VT2, 5.07%, 2/20/10	199,618

35,000	CIT Group, Inc., 3.65%, 11/23/07	34,501

60,000	CIT Group, Inc., 5.00%, 11/24/08^	59,703

93,827	CNH Equipment Trust, Class A3, Series 2005-A, 4.02%, 4/15/09	93,204

200,000	CNH Equipment Trust, Class A3, Series 2005-B, 4.27%, 1/15/10	197,829

125,000	CNH Equipment Trust, Class A3, Series 2006-B, 5.20%, 6/15/10	125,031

247,000	Conseco, Inc., 3.50%, 9/30/35	243,913

70,000	Cooper Industries, Inc., 5.25%, 11/15/12	69,292

115,000	Countrywide Home Loans, Inc., 3.25%, 5/21/08^	111,798

84,511	Daimler Chrysler Auto Trust, Class A3, Series 2005-B, 4.04%, 9/8/09	83,916

50,000	DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	59,522

200,000	Farmers Exchange Capital, 7.05%, 7/15/28^	208,707

52,363	Ford Credit Auto Owner Trust, Class A3, Series 2005-B, 4.17%, 1/15/09	52,080

125,000	Ford Credit Auto Owner Trust, Class A3, Series 2006-A, 5.05%, 3/15/10	124,658

225,000	Ford Credit Auto Owner Trust, Class A3, Series 2006-B, 5.28%, 10/15/10	225,155

175,000	GE Equipment Small Ticket LLC, Class A3, 4.88%, 10/22/09	174,264

95,000	General Electric Capital Corp., 5.88%, 2/15/12	97,690

80,000	General Electric Capital Corp., Series MTNA, 4.75%, 9/15/14^	77,304

500,000	Goldman Sachs Group, Inc., Series MTNB, 0.25%, 8/30/08	505,894

735,000	Goldman Sachs Group, Inc., 2.00%, 6/29/13	735,587

75,000	Harley-Davidson Motorcycle Trust, Class A2, Series 2005-2, 4.07%, 2/15/12	73,690

125,000	Harley-Davidson Motorcycle Trust, Class A2, Series 2005-1, 3.76%, 12/17/12	123,005

100,000	Harley-Davidson Motorcycle Trust, Class A2, Series 2005-3, 4.41%, 6/15/12	98,927

100,000	Hertz Vehicle Financing LLC, Class A2, Series 2005-2A, 4.93%, 2/25/10	99,412

39,670	Honda Auto Receivables Owner Trust, Class A3, Series 2005-2, 3.93%, 1/15/09	39,403

97,449	Honda Auto Receivables Owner Trust, Class A3, Series 2005-3, 3.87%, 4/20/09	96,598

150,000	Honda Auto Receivables Owner Trust, Class A3, Series 2005-6, 4.85%, 10/19/09	149,399

50,000	Household Finance Corp., 4.13%, 11/16/09	48,611

60,000	Household Finance Corp., 8.00%, 7/15/10	65,178

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

Corporate Bonds, continued
Financials, continued

125,000	Household Finance Corp., 6.38%, 10/15/11	$130,711

40,000	HSBC Finance Corp., 6.75%, 5/15/11	42,334

75,000	Hyundai Auto Receivables Trust, Class A3, Series 2005-A, 3.98%, 11/16/09	74,170

20,000	International Lease Finance Corp., 3.75%, 8/1/07^	19,806

80,000	J.P. Morgan Chase & Co., 6.00%, 2/15/09	80,900

75,000	Marshall & Ilsley Bank, 3.80%, 2/8/08	73,812

125,000	Merrill Auto Trust Securitization, Class A3, Series 2005-1, 4.10%, 8/25/09	124,033

100,000	National City Auto Receivables Trust, Class A4, Series 2004-A, 2.88%, 5/15/11	98,115

135,000	Nationwide Building Society, 4.25%, 2/1/10	130,789

131,807	Nissan Auto Receivables Owner Trust, Class A3, Series 2005-B, 3.99%, 7/15/09	130,723

50,000	Platinum Underwriters Finance, Inc., 6.37%, 11/16/07	49,689

50,000	Platinum Underwriters Finance, Inc., Series B, 7.50%, 6/1/17	52,729

55,000	Popular North America, Inc., 5.65%, 4/15/09	55,130

190,000	Residential Capital Corp., 6.38%, 6/30/10	192,211

155,000	SLM Corp., 4.00%, 1/15/10	149,504

95,000	St. Paul Travelers Cos., Inc., 5.01%, 8/16/07	94,636

40,000	Textron Financial Corp., 4.13%, 3/3/08	39,439

95,000	Textron Financial Corp., 5.13%, 2/3/11^	94,297

41,764	USAA Auto Owner Trust, Class A3, Series 2004-3, 3.16%, 2/17/09	41,469

51,038	USAA Auto Owner Trust, Class A3, Series 2005-1, 3.90%, 7/15/09	50,653

100,000	USAA Auto Owner Trust, Class A3, Series 2004-2, 3.58%, 2/15/11	98,712

160,000	USB Capital IX, 6.19%, 4/15/42	163,406

61,849	Volkswagen Auto Lease Trust, Class A3, Series 2005-A, 3.82%, 5/20/08	61,542

19,621	Wachovia Auto Owner Trust, Class A3, Series 2004-B, 2.91%, 4/20/09	19,407

46,440	Wachovia Auto Owner Trust, Class A3, Series 2005-A, 4.06%, 9/21/09	46,072

150,000	Wachovia Auto Owner Trust, Class A3, Series 2005-B, 4.79%, 4/20/10	149,296

475,000	Wachovia Capital Trust III, 5.80%, 3/15/42	478,920

120,000	Washington Mutual, Inc., 8.25%, 4/1/10	129,256

176,220	World Financial Properties, 6.95%, 9/1/13	184,582

15,558	World Omni Auto Receivables Trust, Class A3, Series 2004-A, 3.29%, 11/12/08	15,496

115,000	Xlliac Global Funding, 4.80%, 8/10/10	112,705

		9,736,100

Health Care (0.5%):

600,000	ImClone Systems, Inc., 1.38%, 5/15/24	542,251

31,000	Manor Care, Inc., 2.13%, 8/1/35	35,030

404,000	Manor Care, Inc., 2.13%, 8/1/35	456,520

30,000	WellPoint, Inc., 3.75%, 12/14/07	29,526

35,000	WellPoint, Inc., 4.25%, 12/15/09^	34,021

		1,097,348

Industrials (0.1%):

65,000	Burlington North Santa Fe, Inc., 6.13%, 3/15/09	66,026

50,000	LG Electronics, Inc., 5.00%, 6/17/10	49,002

30,000	Norfolk Southern Corp., 7.35%, 5/15/07	30,208

25,000	Raytheon Co., 6.15%, 11/1/08	25,320

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

Corporate Bonds, continued
Industrials, continued

15,111	Systems 2001 Asset Trust, 6.66%, 9/15/13	$15,822

5,000	Union Pacific Corp., 6.79%, 11/9/07	5,048

		191,426

Information Technology (0.1%):

130,000	Telecom Italia Capital, 4.00%, 1/15/10	124,136

Materials (0.0%):

15,000	ICI Wilmington, Inc., 4.38%, 12/1/08	14,718

Technology (0.3%):

507,000	Symantec Corp., 0.75%, 6/15/11	610,935

46,000	Symantec Corp., 1.00%, 6/15/13	55,948

		666,883

Utilities (0.6%):

85,000	Ameren Corp., 4.26%, 5/15/07	84,558

90,000	Arizona Public Service Co., 5.80%, 6/30/14	89,794

80,000	Carolina Power & Light Co., 5.13%, 9/15/13	78,648

110,000	Comcast Cable Communications, Inc., 6.75%, 1/30/11	115,257

35,000	Consolidated Natural Gas, 6.25%, 11/1/11	36,149

10,000	Consumers Energy Corp., 4.00%, 5/15/10	9,558

95,000	France Telecom SA, 8.50%, 3/1/31	124,709

55,000	News America, Inc., 7.13%, 4/8/28	58,032

85,000	Ohio Power Co., 6.00%, 6/1/16^	87,280

85,000	Plains All American Pipeline, 6.70%, 5/15/36	87,433

234,000	Qwest Communications International, Inc., 3.50%, convertible until 11/15/25	365,917

55,000	SBC Communications, Inc., 6.15%, 9/15/34^	54,096

15,000	Sprint Capital Corp., 8.75%, 3/15/32	18,054

95,000	Telefonica Europe BV, 8.25%, 9/15/30^	113,184

		1,322,669

Total Corporate Bonds (Cost $16,090,721)		16,378,027

Convertible Bonds (7.3%):

Auto & Transportation (0.3%):

546,000	Ford Motor Co., 4.25%, 12/15/36	583,538

Consumer Discretionary (0.9%):

200,000	Best Buy, 2.25%, 1/15/22^	222,250

500,000	Eastman Kodak Co., 3.38%, 10/15/33	528,125

800,000	EMC Corp., 1.75%, 12/1/11	829,000

500,000	Invitrogen Corp., 1.50%, 2/15/24^	426,875

		2,006,250

Consumer Staples (0.6%):

200,000	Allied Waste Industries, 4.25%, 4/15/34^	191,000

650,000	Beckman Coulter, 2.50%, 12/15/36^	656,695

1,300,000	Supervalue, Inc., 4.01%, 11/2/31,(c)(d)	456,625

		1,304,320

Health Care (2.1%):

300,000	Advanced Medical Optics, Inc., 2.50%, 7/15/24	290,250

800,000	Amgen, Inc., 0.38%, 2/1/13	785,999

308,000	Charles River Laboratories, 2.25%, 6/15/13	333,025

500,000	Edwards Lifesciences Corp., 3.88%, 5/15/33	510,000

525,000	Health Management Association, 1.50%, 8/1/23	533,531

610,000	Medtronic, Inc., 1.25%, 9/15/21	610,763

673,000	Omnicare, Inc., 3.25%, 12/15/35	583,828

722,000	Teva Pharmaceuticals Industries, Ltd., 1.75%, 2/1/26	665,142

700,000	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	645,750

		4,958,288

Industrials (0.5%):

650,000	3M Co., 2.40%, 11/21/32^	593,125

250,000	Halliburton Co., 3.13%, convertible until 7/15/23	422,813

		1,015,938

Information Technology (1.1%):

650,000	Electronic Data Systems, Inc., 3.88%, 7/15/23^	689,812

461,000	Intel Corp., 2.95%, 12/15/35^	417,205

510,000	L-3 Communications Corp., 3.00%, 8/1/35^	535,500

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

Convertible Bonds, continued
Information Technology, continued

300,000	Level 3 Communications, Inc., 6.00%, 3/15/10, 6.00%, 3/15/10	$276,750

400,000	Level 3 Communications, Inc., 2.88%, 7/15/10	419,500

154,000	Level 3 Communications, Inc., 3.50%, 6/15/12	191,345

		2,530,112

Materials (0.2%):

500,000	Sealed Air Corp., 3.00%, 6/30/33^	518,750

Technology (1.1%):

1,195,000	Amazon.com, Inc., 4.75%, 2/1/09^	1,172,594

520,000	JDS Uniphase, 2.07%, 11/15/10,(c) (d)	471,250

400,000	JDS Uniphase, 1.00%, 5/15/26	346,500

420,000	Juniper Networks, 0.00%, 6/15/08,(c)^	454,125

		2,444,469

Utilities (0.5%):

1,000,000	Nortel Networks Corp., 4.25%, 9/1/08	967,500

38,000	PG&E Corp., 9.50%, convertible until 6/30/10	129,438

		1,096,938

Total Convertible Bonds (Cost $16,185,514)		16,458,603

Preferred Stock (3.1%):

Consumer Discretionary (0.4%):

200	Interpublic Group of Cos., Inc.^	220,750

7,700	Newell Financial Trust I	366,712

5,100	Tribune Co.	349,988

		937,450

Financial Services (1.1%):

10,000	Conseco, Inc.	250,000

8	Fannie Mae	798,117

9,000	Lazard, Ltd.^	373,410

15,000	Sovereign Capital Trust IV	742,500

9,300	XL Capital, Ltd.	246,450

		2,410,477

Health Care (0.5%):

310	Healthsouth Corp.^	309,690

13,000	Schering-Plough Corp.^	739,570

		1,049,260

Other Energy (0.4%):

300	El Paso Corp.	397,500

12,000	El Paso Energy Capital Trust I^	465,600

		863,100

Technology (0.4%):

900	Lucent Technologies Capital Trust I	927,675

Utilities (0.3%):

20,000	Centerpointe Energy, Inc.	768,940

Total Preferred Stock (Cost $6,454,151)		6,956,902

U.S. Government Agency Mortgages (0.4%):

Federal Home Loan Mortgage Corporation (0.0%):

3,434	11.00%, 9/1/15, Pool #170141	3,806

7,170	10.00%, 9/1/17, Pool #555283	7,590

9,269	10.50%, 11/1/17, Pool #360016	10,421

		21,817

Federal National Conventional Loan (0.4%):

3,121	10.50%, 12/1/16, Pool #124783	3,331

790	7.50%, 7/1/30, Pool #541844	823

7,612	7.50%, 9/1/30, Pool #190308	7,926

6,591	7.50%, 12/1/30, Pool #541493	6,863

6,867	7.50%, 2/1/31, Pool #253643	7,150

75,391	7.00%, 7/1/31, Pool #581846	77,579

1,054	8.00%, 7/1/31, Pool #253905	1,112

201,155	7.00%, 4/1/32, Pool #581846	206,926

6,686	8.00%, 5/1/32, Pool #645398	7,056

76,253	6.50%, 7/1/32, Pool #254378	78,000

52,114	7.00%, 10/1/32, Pool #846419	53,626

31,815	7.00%, 10/1/34, Pool #849807	32,710

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Shares
or
Principal
Amount	Security Description	Fair Value

U.S. Government Agency Mortgages, continued

Federal National Conventional Loan, continued

252,578	7.00%, 11/1/34, Pool #735483	$259,681

100,000	7.00%, 1/1/37, January TBA	102,625

		845,408

Government National Mortgage Association (0.0%):

7,261	10.00%, 10/15/21, Pool #780488	8,026

8,492	10.50%, 4/15/25, Pool #780127	9,409

		17,435

Total U.S. Government Agency Mortgages (Cost $898,526)		884,660

U.S. Government Agency Securities (10.2%):

Federal Home Loan Mortgage Corporation (0.1%):

275,000	2.38%, 2/15/07	274,089

Federal National Mortgage Association (10.1%):

22,300,000	4.87%, 1/2/07, Discount Note(b)	22,297,026

350,000	6.63%, 10/15/07	353,637

		22,650,663

Total U.S. Government Agency Securities (Cost $22,930,280)		22,924,752

U.S. Treasury Obligations (12.2%):

U.S. Treasury Bonds (1.8%):

1,050,000	8.13%, 8/15/19^	1,371,808

1,000,000	7.63%, 2/15/25	1,323,516

905,000	6.38%, 8/15/27^	1,076,879

310,000	6.13%, 8/15/29^	362,313

		4,134,516

U.S. Treasury Notes (10.4%):

1,150,000	4.38%, 1/31/08^	1,142,408

1,150,000	4.63%, 3/31/08^	1,145,103

1,000,000	3.75%, 5/15/08^	984,688

800,000	5.13%, 6/30/08^	802,500

1,250,000	4.75%, 11/15/08^	1,248,389

1,250,000	3.25%, 1/15/09^	1,212,890

1,250,000	6.00%, 8/15/09^	1,287,744

475,000	6.50%, 2/15/10^	498,991

1,100,000	5.75%, 8/15/10^	1,137,941

2,725,000	4.50%, 2/28/11	2,704,881

3,285,000	4.25%, 8/15/13	3,202,619

5,150,000	4.25%, 11/15/13^	5,014,009

1,400,000	4.00%, 2/15/14^	1,340,118

1,150,000	8.13%, 8/15/21^	1,534,800

		23,257,081

Total U.S. Treasury Obligations (Cost $27,525,130)		27,391,597

Collateral for Securities on Loan (17.6%):

39,500,132	Northern Trust Liquid Institutional Asset Portfolio	39,500,132

Total Collateral for Securities on Loan (Cost $39,500,132)		39,500,132

Deposit Account (0.0%):

45,333	NTRS London Deposit Account	45,333

Total Deposit Account (Cost $45,333)		45,333

Total Investment Securities (Cost $246,920,629)(a)—120.0%		269,866,078
Net other assets (liabilities)—(20.0)%		(44,895,315)

Net Assets—100.0%		$224,970,763

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR	— American Depositary Receipt.

TBA	— Security was traded on “to be announced” basis. Represents 0.05% of net assets.

(a)	Cost for federal income tax purposes is $247,231,726. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,707,088

Unrealized depreciation	(2,072,736)

Net unrealized appreciation	$22,634,352

(b)	The rate presented represents the effective yield at December 31, 2006.

(c)	Zero Coupon Bond.

(d)	Rate represents effective yield at December 31, 2006.

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity & Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	88.4%

United Kingdom	2.7%

Germany	2.5%

Netherlands	2.0%

Switzerland	1.2%

France	1.0%

Japan	0.6%

Cayman Island	0.6%

Canada	0.5%

Israel	0.3%

Bermuda	0.1%

Luxembourg	0.1%

100.0%

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Van Kampen
Equity and Income
Fund

Assets

Investment securities, at cost	$246,920,629

Investment securities, at value*	$269,866,078

Interest and dividends receivable	855,515

Receivable for capital shares issued	56,511

Receivable for investments sold	72,120

Prepaid expenses	2,949

Total Assets	270,853,173

Liabilities

Payable for investments purchased	6,166,082

Payable for return of collateral received	39,500,132

Manager fees payable	131,490

Administration fees	9,080

Distribution fees payable	46,961

Administrative and compliance services fees payable	979

Other accrued liabilities	27,686

Total Liabilities	45,882,410

Net Assets	$224,970,763

Net Assets Consist of:

Capital	$193,242,469

Accumulated net investment income/(loss)	3,789,779

Net realized gains/(losses) on investment transactions	4,993,066

Net unrealized appreciation/(depreciation) on investments	22,945,449

Net Assets	$224,970,763

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,742,605

Net Asset Value (offering and redemption price per share)	$12.68

*	Includes securities on loan of $40,097,694.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL
Van Kampen
Equity and Income
Fund

Investment Income:

Interest	$2,841,241

Dividends	2,972,812

Income from securities lending	24,422

Total Investment Income	5,838,475

Expenses:

Manager fees	1,421,303

Administration fees	103,802

Distribution fees	473,768

Audit fees	14,997

Administrative and compliance services fees	3,274

Custodian fees	24,655

Legal fees	15,807

Trustees’ fees	11,774

Other expenses	43,580

Total expenses before reductions	2,112,960

Less expenses voluntarily waived/reimbursed by the Manager	(65,923)

Net Expenses	2,047,037

Net Investment Income/(Loss)	3,791,438

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Transactions:

Net realized gains/(losses) on securities and foreign currency transactions	5,302,504

Change in unrealized appreciation/depreciation on investments	13,613,139

Net Realized and Unrealized Gains/(Losses) on Investments	18,915,643

Change in Net Assets Resulting from Operations	$22,707,081

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Equity and Income Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$3,791,438	$1,925,946

Net realized gains/(losses) on investment transactions	5,302,504	3,110,421

Change in unrealized appreciation/depreciation on investments	13,613,139	4,159,533

Change in net assets resulting from operations:	22,707,081	9,195,900

Dividends to Shareholders:

From net investment income	(1,926,559)	—

From net realized gains	(3,343,165)	(166,995)

Change in net assets resulting from dividends to shareholders	(5,269,724)	(166,995)

Capital Transactions:

Change in Net Assets Resulting from Operations	55,743,218	76,321,947

Proceeds from dividends reinvested	5,269,724	556,197

Value of shares redeemed	(16,150,543)	(4,454,222)

Change in net assets from capital transactions	44,862,399	72,423,922

Change in net assets	62,299,756	81,452,827

Net Assets:

Beginning of period	162,671,007	81,218,180

End of period	$224,970,763	$162,671,007

Accumulated net investment income	$3,789,779	$1,926,559

Share Transactions:

Shares issued	4,628,090	6,916,106

Dividends reinvested	440,612	50,448

Shares redeemed	(1,373,919)	(397,382)

Change in shares	3,694,783	6,569,172

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended
	December 31,		May 3, 2004 to
			December 31,
	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$11.58	$10.86	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.19	0.14	0.05

Net Realized and Unrealized Gains/(Losses) on Investments	1.24	0.59	0.86

Total from Investment Activities	1.43	0.73	0.91

Dividends to Shareholders From:

Net Investment Income	(0.12)	—	(0.05)

Net Realized Gains	(0.21)	(0.01)	—

Total Dividends	(0.33)	(0.01)	(0.05)

Net Asset Value, End of Period	$12.68	$11.58	$10.86

Total Return*(b)	12.52%	6.75%	9.12%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$224,971	$162,671	$81,218

Net Investment Income/(Loss)(c)	2.00%	1.55%	1.40%

Expenses Before Reductions**(c)	1.11%	1.18%	1.22%

Expenses Net of Reductions(c)	1.08%	1.18%	1.20%

Portfolio Turnover Rate(b)	55.05%	46.94%	44.65%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Equity and Income Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on the trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Mortgage Dollar Roll Transactions:

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses, which are attributable to more than one Fund, are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Equity and Income Fund	$42,480,099	$40,097,694

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio and the non-cash collateral represented short term instruments from Lehman Brothers and Goldman Sachs and a U.S. Treasury Bond at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit

AZL Van Kampen Equity and Income Fund	0.75%	1.20%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70% for the period May 1, 2006 through April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $9,353 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $785 to affiliated broker/ dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Equity and Income Fund	$135,559,772	$97,509,301

For the year ended December 31, 2006, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales

AZL Van Kampen Equity and Income Fund	$54,261,182	$46,094,449

5. Federal Income Tax Information

It is the Fund’s Policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute al of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $2,601,876 related to ordinary income and $2,667,848 related to net long term capital gains and for the year ended December 31, 2005 were $166,995 related to ordinary income. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Equity and Income Fund	$4,560,277	$4,533,665	$9,093,942	$22,634,352	$31,728,294

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sites.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Equity and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $2,667,848.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliances processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

25

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

26

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

27

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

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Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Global Franchise Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Global Franchise Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Global Franchise Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Van Kampen Global Franchise Fund gained 21.25% compared to a 20.07% return for its benchmark, the MSCI World Index1.
On an absolute basis, the Fund achieved its largest gains in the industrials, consumer staples and consumer discretionary sectors. However, negative performance primarily in the Portfolio’s media holdings did detract from overall performance.*
Relative to the MSCI World Index, the Fund’s consumer staples and industrials sectors generated outperformance. In addition, the Fund’s zero weight in information technology also added to relative performance. Historically, very few companies in the information technology space have met the Funds’ portfolio manager’s criteria for investment.*
Similarly, the Fund did not hold any utilities or telecommunication services stocks as the Fund’s strategy prevents it from investing in sectors that have high capital intensity and lack dominant intangible assets. During this period, however, the lack of exposure proved disadvantageous, as these sectors performed well in the broad market. Another source of relative underperformance was in the materials sector. The Fund’s sole holding in the materials sector performed well on an absolute basis, but its gain lagged the more robust gains of the index’s materials stocks.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Van Kampen Global Franchise Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Return as of December 31, 2006

			Since
			Inception
	1 Year	3 Year	(5/1/03)

AZLSM Van Kampen Global Franchise Fund	21.25%	14.95%	18.81%

MSCI World Index	20.07%	14.68%	19.85%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the MSI World Index is calculated from 4/30/03 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Global Franchise Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Global Franchise Fund	$1,000.00	$1,123.90	$7.07	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Global Franchise Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Global Franchise Fund	$1,000.00	$1,018.55	$6.72	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Global Franchise Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Consumer Discretionary	18.3%

Consumer Staples	57.1

Health Care	11.8

Industrials	4.0

Materials	2.9

Short-Term Investments	13.5

107.6%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (94.1%):

Consumer Discretionary (18.3%):

514,165	GCap Media plc	$2,060,916

149,554	Harley-Davidson, Inc.^	10,539,070

338,000	Kao Corp.	9,095,687

303,159	New York Times Co., Class A^	7,384,953

527,643	Reed Elsevier NV	8,995,543

343,266	SMG plc	443,358

232,016	Torstar Corp., Class B	3,902,422

564,382	Wolters Kluwer CVA NV	16,227,533

963,227	WPP Group plc	13,042,163

		71,691,645

Consumer Staples (57.1%):

263,006	Altadis SA	13,759,667

210,253	Altria Group, Inc.	18,043,912

1,015,729	British American Tobacco plc	28,405,526

89,080	Brown-Forman Corp., Class B	5,900,659

2,149,970	Cadbury Schweppes plc	22,999,240

578,255	Diageo plc	11,347,265

118,294	Fortune Brands, Inc.	10,101,125

62,216	Groupe Danone	9,422,688

413,188	Imperial Tobacco Group plc	16,277,255

209,384	Kellogg Co.^	10,481,763

148,267	Kimberly-Clark Corp.	10,074,743

35,106	Nestle SA, Registered Shares	12,453,780

42,682	Pernod-Ricard SA	9,773,935

383,993	Reckitt Benckiser plc	17,542,172

805,762	Swedish Match AB	15,067,587

421,364	Unilever plc	11,775,473

		223,426,790

Health Care (11.8%):

334,857	GlaxoSmithKline plc	8,824,523

166,066	Novartis AG, Registered Shares	9,546,455

620,408	Pfizer, Inc.	16,068,567

127,880	Sanofi-Aventis	11,774,334

		46,213,879

Industrials (4.0%):

274,275	Kone Oyj, B Shares	15,541,329

Materials (2.9%):

220,648	Scotts Miracle-Gro Co., Class A^	11,396,469

Total Common Stocks (Cost $292,089,574)		368,270,112

Collateral for Securities on Loan (7.2%):

28,261,004	Allianz Dresdner Daily Asset Fund#	28,261,004

Total Collateral for Securities on Loan (Cost $28,261,004)		28,261,004

Deposit Account (6.3%):

24,754,111	NTRS London Deposit Account	24,754,111

Total Deposit Account (Cost $24,754,111)		24,754,111

Total Investment Securities (Cost $345,104,689)(a)—107.6%		421,285,227
Net other assets (liabilities)—(7.6)%		(29,675,716)

Net Assets—100.0%		$391,609,511

Percentages indicated are based on net assets as of December 31, 2006.

^	All or a portion of security is loaned as of December 31, 2006.

#	Investment in affiliate.

(a)	Cost for federal income tax purposes is $345,464,145. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$80,869,647

Unrealized depreciation	(5,048,565)

Net unrealized appreciation	$75,821,082

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments, continued
December 31, 2006

FORWARD CROSS-CURRENCY EXCHANGE CONTRACT

				Unrealized
	Delivery	Contract	Fair	Appreciation/
	Date	Amount	Value	Depreciation

Short

Receive US Dollars in exchange for 26,580,000 British Pounds	01/24/07	$50,118,982	$52,044,173	$(1,925,191)

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United Kingdom	33.8%

United States	31.7%

France	7.9%

Netherlands	6.4%

Switzerland	5.6%

Finland	4.0%

Sweden	3.8%

Spain	3.5%

Japan	2.3%

Canada	1.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Van Kampen
Global Franchise
Fund

Assets

Investment securities, at cost	$345,104,689

Investment securities, at value*^	$421,285,227

Foreign currency, at value (cost $95,639)	95,962

Interest and dividends receivable	460,443

Receivable for capital shares issued	238,865

Reclaim receivable	186,959

Prepaid expenses	5,030

422,272,486

Liabilities

Payable for forward foreign currency contracts	1,925,191

Payable for return of collateral received	28,261,004

Manager fees payable	309,372

Administration fees payable	15,667

Distribution fees payable	81,414

Administrative and compliance services fees payable	1,361

Other accrued liabilities	68,966

Total Liabilities	30,662,975

Net Assets	$391,609,511

Net Assets Consist of:

Capital	$308,372,640

Accumulated net investment income/(loss)	1,925,191

Accumulated net realized gains/(losses) on investment transactions	7,046,844

Net unrealized appreciation/(depreciation) on investments	74,264,836

Net Assets	$391,609,511

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,593,543

Net Asset Value (offering and redemption price per share)	$18.14

*	Includes securities on loan of $27,531,590.

^	Includes investment in affiliate of $28,261,004.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Van Kampen
Global Franchise
Fund

Investment Income:

Interest	$591,153

Dividends	7,716,781

Foreign tax withholding	(190,574)

Income from securities lending	69,589

Total Investment Income	8,186,949

Expenses:

Manager fees	2,953,459

Administration fees	169,883

Distribution fees	777,224

Audit fees	18,826

Administrative and compliance services fees	5,094

Custodian fees	110,394

Legal fees	24,095

Trustees’ fees	17,704

Other expenses	33,145

Total expenses before reductions	4,109,824

Less expenses paid indirectly	(1,566)

Net Expenses	4,108,258

Net Investment Income/(Loss)	4,078,691

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	5,490,022

Change in unrealized appreciation/depreciation on investments	49,994,070

Net Realized and Unrealized Gains/(Losses) on Investments	55,484,092

Change in Net Assets Resulting from Operations	$59,562,783

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Global Franchise Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$4,078,691	$2,281,478

Net realized gains/(losses) on investment transactions	5,490,022	6,149,385

Change in unrealized appreciation/depreciation on investments	49,994,070	12,683,961

Change in net assets resulting from operations	59,562,783	21,114,824

Dividends to Shareholders:

From net investment income	(4,793,630)	—

From net realized gains	(6,011,005)	(542,302)

Change in net assets resulting from dividends to shareholders	(10,804,635)	(542,302)

Capital Transactions:

Proceeds from shares issued	113,851,780	126,772,257

Proceeds from dividends reinvested	10,804,635	542,302

Value of shares redeemed	(37,388,062)	(15,122,489)

Change in net assets from capital transactions	87,268,353	112,192,070

Change in net assets	136,026,501	132,764,592

Net Assets:

Beginning of period	255,583,010	122,818,418

End of period	$391,609,511	$255,583,010

Accumulated net investment income/(loss)	$1,925,191	$3,956,180

Share Transactions:

Shares issued	6,718,114	8,670,432

Dividends reinvested	632,221	35,938

Shares redeemed	(2,284,327)	(1,029,452)

Change in shares	5,066,008	7,676,918

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,			May 1, 2003 to
				December 31,
	2006	2005	2004	2003(a)

Net Asset Value, Beginning of Period	$15.46	$13.88	$12.37	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.16	0.08	0.08	0.02

Net Realized and Unrealized Gains/(Losses) on Investments	3.09	1.54	1.43	2.36

Total from Investment Activities	3.25	1.62	1.51	2.38

Dividends to Shareholders From:

Net Investment Income	(0.25)	—	—	(0.01)

Net Realized Gains	(0.32)	(0.04)	—	— *

Total Dividends	(0.57)	(0.04)	—	(0.01)

Net Asset Value, End of Period	$18.14	$15.46	$13.88	$12.37

Total Return**(b)	21.25%	11.64%	12.21%	23.90%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$391,610	$255,583	$122,818	$23,982

Net Investment Income/(Loss)(c)	1.31%	1.19%	0.80%	0.57%

Expenses Before Reductions***(c)	1.32%	1.42%	1.48%	1.70%

Expenses Net of Reductions(c)	1.32%	1.42%	1.44%	1.35%

Expenses Net of Reductions(c)(d)	1.32%	1.42%	N/A	N/A

Portfolio Turnover Rate(b)	19.43%	16.33%	9.40%	3.31%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Global Franchise Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Securities that are primarily traded on foreign exchanges may be fair valued pursuant to procedures approved by the Funds’ Board of Trustees. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2006

rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisors, LLC, the investment manager of the fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Global Franchise Fund	$28,261,004	$27,531,590

The Fund received cash collateral for securities loaned. The cash was invested in Allianz Dresdner Daily Asset Fund at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Van Kampen Global Franchise Fund	0.95%	1.39%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent is Dresdner Bank, AG (the “Agent”), an affiliate of Allianz Life Advisers LLC. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 31, 2006, the Agent received $17,280 in fees for acting as the Securities Lending Agent.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2006

Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $14,185 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $692 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Global Franchise Fund	$125,967,827	$57,486,008

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2006

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $5,693,946 related to ordinary income and $5,110,689 related to net long term capital gains and for the year ended December 31, 2005 was $542,302 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed			Total
	Long Term	Accumulated	Unrealized	Accumulated
	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Global Franchise Fund	$7,406,300	$7,406,300	$75,830,571	$83,236,871

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses and wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Franchise Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 22.64% of total ordinary income distributions paid during the year ended December 31, 2006 qualify for the corporate dividends received deduction.

For the period ended December 31, 2006 the Fund had net long term capital gains of $5,110,689.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance process; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC., an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses, and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length
Name, Address, and Age	FOF Trust	of Time Served

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06

[Additional columns below]

[Continued from above table, first column(s) repeated]

Principal Occupation(s)
Name, Address, and Age	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Global Real Estate Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Global Real Estate Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Global Real Estate Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance from its inception on May 1, 2006 through the period ended December 31, 2006?
From its inception through the period ended December 31, 2006 the AZLSM Van Kampen Global Real Estate Fund gained 21.66%. That compared to a 25.49% total return for its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index.
The Fund is comprised of three regional portfolios. The Fund weights each of the three major regions (U.S., Europe and Asia) based on the Fund portfolio managers’ view of its relative attractiveness according to underlying real estate fundamentals and public market valuations. Each of the regional portfolios (which typically consist of approximately 30 stocks) reflect the portfolio managers’ core investment philosophy as a real estate value investor, which results in the ownership of stocks that the portfolio managers believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification2. The sub-adviser’s company-specific research leads to specific preferences for sub-segments within each property sector (in the U.S. market) or country (in Europe and Asia).*
The Fund generated positive absolute performance in the European and U.S. portfolios, but negative performance in the Asian portfolio.*
In Europe, the Fund benefited from both stock selection and an overweight in the U.K., and stock selection in Spain. In the U.S., the Fund benefited from stock selection in the hotel, mall and office sectors. In Asia, the Fund benefited from stock selection and an overweight in Singapore, but this was offset by stock selection in Hong Kong and an underweight in Australia.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Financial Times London Stock Exchange “FTSE” European Public Real Estate Association “EPRA”/ NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

[2]	Diversification does not guarantee a profit nor protect against a loss.

1

AZLSM Van Kampen Global Real Estate Fund Review
Fund Objective
The Fund’s investment objective is to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in equity securities of companies in the real estate industry located throughout the world.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2006

Since
Inception
(5/1/06)

AZLSM Van Kampen Global Real Estate Fund	21.66%

FTSE EPRA/NAREIT Global Real Estate Index	25.49%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the The Financial Times London Stock Exchange “FTSE” European Public Real Estate Association “EPRA”/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the FTSE EPRA/NAREIT Global Real Estate Index Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Global Real Estate Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Global Real Estate Fund	$1,000.00	$1,241.40	$7.51	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period shown in the table divided by the number of days in the fiscal year (to reflect the period shown in the table).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Global Real Estate Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Global Real Estate Fund	$1,000.00	$1,018.50	$6.77	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period shown in the table divided by the number of days in the fiscal year (to reflect the period shown in the table).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Global Real Estate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006.

Percent of
Investment	net assets*

Diversified REIT’s	8.9%

Health Care Facilities	0.2

Homebuilding	0.3

Hotels, Resorts & Cruise Lines	4.0

Industrial REIT’s	3.7

Office REIT’s	9.1

Real Estate Investment Trusts	0.2

Real Estate Management & Development	32.9

Residential REIT’s	8.3

Retail REIT’s	20.8

Specialized REIT’s	6.2

Investment Company	0.5

Short-Term Investments	15.9

111.0%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (94.6%):

Diversified REIT’s (8.9%):

85,974	British Land Co. plc	$2,878,013

481,159	DB RREEF Trust^	674,396

3,386	Gecina SA^	646,046

251,500	GPT Group^	1,109,036

23,400	Liberty Property Trust^	1,149,876

59,800	Mirvac Group	262,791

16	MORI TRUST Sogo Reit, Inc.	150,670

231,397	Stockland Trust Group^	1,507,738

12	Tokyu Real Estate Investment Trust, Inc.	104,822

7,474	Unibail^	1,821,856

10,630	Vornado Realty Trust	1,291,545

2,531	Wereldhave N.V.	337,050

		11,933,839

Health Care Facilities (0.2%):

35,435	Tenet Healthcare Corp.*^	246,982

Homebuilding (0.3%):

9,006	Brookfield Homes Corp.^	338,175

Hotels, Resorts & Cruise Lines (4.0%):

3,310	Gaylord Entertainment Co.*	168,578

61,645	Hilton Hotels Corp.	2,151,411

39,000	Hotel Properties Ltd.	68,510

9,750	Morgans Hotel Group*^	165,068

1,000	Overseas Union Enterprises Ltd.	6,849

44,515	Starwood Hotels & Resorts Worldwide, Inc.	2,782,187

		5,342,603

Industrial REIT’s (3.7%):

21,545	Amb Property Corp.	1,262,752

37,713	Brixton plc	424,159

127,940	Macquarie Goodman Group^	768,081

422,200	Macquarie Prologis Trust^	418,252

12,135	ProLogis	737,444

92,141	Slough Estates plc	1,410,194

		5,020,882

Office REIT’s (9.1%):

22,325	Boston Properties, Inc.^	2,497,721

37,687	Brandywine Realty Trust^	1,253,093

260,100	Capitacommerical Trust	443,065

911,000	Champion Real Estate Investment Trust*	440,223

52,580	Equity Office Properties Trust	2,532,779

43,798	Great Portland Estates plc	593,815

15,988	Highwood Properties, Inc.^	651,671

70,100	Investa Property Group	138,873

83,000	K-REIT Asia	135,021

2,845	Kilroy Realty Corp.^	221,910

22,445	Mack-Cali Realty Corp.	1,144,695

70	Nippon Building Fund, Inc.	929,762

3,429	Parkway Properties, Inc.^	174,913

5,375	SL Green Realty Corp.^	713,693

1,628	Societe Immobiliere de Locationpour l’Industrie et le Commerce	244,935

8,822	Workspace Group plc	85,527

		12,201,696

Real Estate Investment Trusts (0.2%):

100,000	CDL Hospitality Trusts*	108,924

41,768	Insight Foundation Property Trust Ltd.	112,763

		221,687

Real Estate Management & Development (32.9%):

15,711	Aedes S.p.A.	127,225

4,400	Aeon Mall Co., Ltd.^	246,721

660	Allreal Holding AG	73,407

389,000	Ascott Group, Ltd.	407,232

325,360	Beni Stabili S.p.A.	518,888

75,558	Brookfield Properties Corp.^	2,971,696

21,398	Capital & Regional plc	645,781

228,000	Capitaland, Ltd.	915,736

25,927	Castellum AB	345,730

16,000	Cheung Kong (Holdings), Ltd.	196,267

100,638	Chinese Estates Holdings, Ltd.	122,143

20,000	City Development, Ltd.	164,778

7,300	Conwert Immobilien Invest AG*	157,914

36,900	Daibiru Corp.^	400,019

13,600	Derwent Valley Holdings plc	558,236

3,193	Development Securities plc	43,445

6,399	Fabege AB	171,632

6,775	Forest City Enterprises, Inc.^	395,660

15,743	Grainger Trust plc	214,007

375,000	Henderson Land Development Co., Ltd.	2,086,138

552,000	Hongkong Land Holdings, Ltd.	2,190,927

67,476	Hufvudstaden AB	764,027

321,000	Hysan Development Co., Ltd.	837,434

26,116	Immoeast Immobilien Anlagen AG*	366,487

55,949	Immofinanz Immobilien Anlagen AG*	796,208

489	IVG Immobilien AG	21,289

66,000	Keppel Land, Ltd.	296,927

35,000	Kerry Properties, Ltd.^	163,680

86,117	Minerva plc*	679,941

218,000	Mitsubishi Estate Co., Ltd.	5,654,057

193,000	Mitsui Fudosan Co., Ltd.	4,721,145

1,066,000	New World Development Co., Ltd.	2,137,873

525	NTT Urban Development Corp.	1,015,416

12,714	PSP Swiss Property AG*	729,977

26,636	Quintain Estates & Development plc	444,566

35,274	Risanamento S.p.A.	381,825

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Real Estate Management & Development, continued

17,193	Shaftesbury plc	$263,787

31,000	Singapore Land, Ltd.	173,841

14,453	Sponda Oyj	228,555

118,000	Sumitomo Realty & Development Co.	3,795,483

300,000	Sun Hung Kai Properties, Ltd.	3,432,520

66,500	Swire Pacific, Ltd.	711,991

62,000	Tokyo Tatemono Co., Ltd.^	686,893

74,000	Tokyu Land Corp.	699,081

55,865	Unite Group plc	597,299

787,000	United Industrial Corp., Ltd.	1,072,725

119,000	UOL Group, Ltd.	336,333

3,079	Warner Estate Holdings plc.	52,119

283,000	Wheelock Properties, Ltd.	415,273

		44,430,334

Residential REIT’s (8.3%):

7,785	American Campus Communities, Inc.^	221,639

3,800	Apartment Investment & Management Co.	212,876

31,385	Archstone-Smith Trust	1,826,921

17,580	AvalonBay Communities, Inc.	2,286,279

18,764	BRE Properties, Inc.	1,220,035

9,675	Equity Lifestyle Properties, Inc.^	526,610

58,306	Equity Residential	2,959,029

7,403	Essex Property Trust, Inc.^	956,838

22,101	Post Properties, Inc.^	1,010,016

		11,220,243

Retail REIT’s (20.8%):

5,085	Acadia Realty Trust^	127,227

216,000	CapitaMall Trust	409,233

17,600	CapitaRetail China Trust*	24,108

2,710	Cedarshopping Centers, Inc.	43,116

50,005	Centro Properties Group^	357,619

283,035	CFS Retail Property Trust	520,033

3,684	Corio N.V.	300,364

9,257	Eurocommercial Properties NV	461,723

20,475	Federal Realty Investment Trust^	1,740,375

33,550	General Growth Properties, Inc.	1,752,317

47,426	Hammerson plc	1,460,223

495	Kimco Realty Corp.	22,250

2,878	Klepierre^	543,042

68,349	Land Securities Group plc	3,099,508

50,530	Liberty International plc	1,380,281

124,800	Macquarie CountryWide Trust	207,714

649,000	Macquarie MEAG Prime	494,988

22,905	Regency Centers Corp.	1,790,484

5,416	Rodamco Europe NV	718,794

47,670	Simon Property Group, Inc.	4,828,494

308,000	Suntec Real Estate Investment Trust	364,817

7,065	Taubman Centers, Inc.	359,326

21,346	The Macerich Co.	1,847,923

310,200	Westfield Group^	5,119,566

		27,973,525

Specialized REIT’s (6.2%):

4,930	CentraCore Properties Trust^	159,387

390	Cogdell Spencer, Inc.^	8,385

28,275	Health Care Property Investors	1,041,086

4,228	Health Care REIT, Inc.^	181,889

8,033	Hersha Hospitality Trust^	91,094

95,230	Host Hotels & Resorts, Inc.	2,337,896

69	Japan Hotel and Resort, Inc.	396,732

26,348	Legacy Hotels Real Estate Investment Trust	214,237

13,937	Plum Creek Timber Co., Inc.^	555,389

21,293	Public Storage, Inc.	2,076,068

39,726	Strategic Hotels & Resorts, Inc.^	865,630

48,375	Sunrise Senior Living Real Estate Investment Trust	442,300

		8,370,093

Total Common Stocks (Cost $109,504,682)		127,300,059

Investment Company (0.5%):

36,297	Prologis European Properties*	715,030

Total Investment Company (Cost $679,058)		715,030

Collateral for Securities on Loan (12.1%):

16,305,662	Northern Trust Liquid Institutional Asset Portfolio	16,305,662

Total Collateral for Securities on Loan (Cost $16,305,662)		16,305,662

Deposit Account (3.8%):

5,178,877	NTRS London Deposit Account	5,178,877

Total Deposit Account (Cost $5,178,877)		5,178,877

Total Investment Securities (Cost $131,668,279)(a)—111.0%		149,499,628
Net other assets (liabilities)—(11.0)%		(14,787,012)

Net Assets—100.0%		$134,712,616

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2006

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

(a)	Cost for federal income tax purposes is $132,810,805. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,405,998

Unrealized depreciation	(1,717,175)

Net unrealized appreciation	$16,688,823

As of December 31, 2006, the fund’s foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short	Date	Amount	Value	Depreciation

Receive USD in exchange for 77,447 EUR	01/03/07	$101,785	$102,238	$(452)

Receive USD in exchange for 472 EUR	01/03/07	$625	$(623)	$(2)

Receive USD in exchange for 14,566 EUR	01/04/07	$19,234	$19,230	$(4)

Long

Deliver 77,447 EUR in exchange for 51,990 GBP	01/03/07	$101,785	$101,783	$2

Deliver 14,566 EUR in exchange for 23,415 CHF	01/04/07	$19,234	$19,230	$4

Deliver USD in exchange for 83,622 EUR	01/03/07	$110,130	$110,391	$259

Deliver USD in exchange for 600,833 HKD	01/03/07	$77,297	$77,261	$(36)

Deliver USD in exchange for 1,308,468 JPY	01/04/07	$11,020	$11,003	$(17)

Deliver USD in exchange For 14,256,456 JPY	01/05/07	$119,802	$119,896	$94

Deliver 472 EUR in exchange for 4,272 SEK	01/03/07	$625	$625	$—

Deliver USD in exchange For 33,390 SGD	01/03/07	$21,733	$21,783	$50

Deliver USD in exchange For 7,604 SGD	01/04/07	$4,953	$4,961	$8

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	42.2%

Japan	14.1%

United Kingdom	11.2%

Australia	8.3%

Hong Kong	7.5%

Singapore	6.0%

Canada	2.7%

France	2.5%

Netherlands	1.3%

Austria	1.0%

Sweden	1.0%

Italy	0.8%

Switzerland	0.6%

Luxembourg	0.5%

Finland	0.2%

Germany	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL
Van Kampen Global
Real Estate Fund

Assets

Investment securities, at cost	$131,668,279

Investment securities, at value*	$149,499,628

Foreign currency, at value (cost $1,725,757)	1,748,317

Interest and dividends receivable	475,883

Receivable for capital shares issued	195,580

Receivable for investments sold	83,405

Receivable for forward foreign currency contracts	417

Prepaid expenses	1,330

Total Assets	152,004,560

Liabilities

Payable for investments purchased	824,543

Payable for capital shares redeemed	166

Payable for forward foreign currency contracts	511

Payable for return of collateral received	16,305,662

Manager fees payable	66,180

Administration fees payable	5,211

Distribution fees payable	26,951

Administrative and compliance services fees payable	562

Other accrued liabilities	62,158

Total Liabilities	17,291,944

Net Assets	$134,712,616

Net Assets Consist of:

Capital	$116,545,751

Accumulated net investment income/(loss)	(110,258)

Accumulated net realized gains/(losses) on investment transactions	422,817

Net unrealized appreciation/(depreciation) on investments	17,854,306

Net Assets	$134,712,616

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,155,447

Net Asset Value (offering and redemption price per share)	$12.08

*	Includes securities on loan of $18,313,671.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Period Ended December 31, 2006(a)

AZL
Van Kampen Global
Real Estate Fund

Investment Income:

Interest	$120,039

Dividends	1,176,324

Foreign tax withholding	(51,354)

Income from securities lending	10,478

Total Investment Income	1,255,487

Expenses:

Manager fees	484,295

Administration fees	28,183

Distribution fees	134,526

Audit fees	7,362

Administrative and compliance services fees	1,166

Custodian fees	94,419

Legal fees	4,909

Trustees’ fees	3,394

Other expenses	21,747

Total expenses before reductions	780,001

Less expenses waived/reimbursed by the Manager	(65,477)

Total Expenses	714,524

Net Investment Income/(Loss)	540,963

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities and foreign currency transactions	684,317

Change in unrealized appreciation/depreciation on investments	17,854,306

Net Realized and Unrealized Gains/(Losses) on Investments	18,538,623

Change in Net Assets Resulting from Operations	$19,079,586

(a)	For the Period May 1, 2006 (commencement of operations) to December 31, 2006.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Changes in Net Assets

AZL
Van Kampen Global
Real Estate Fund

May 1, 2006 to
December 31, 2006 (a)

Change in Net Assets:

Operations:

Net investment income/(loss)	$540,963

Net realized gains/(losses) on investment transactions	684,317

Change in unrealized appreciation/depreciation on investments	17,854,306

Change in net assets resulting from operations	19,079,586

Dividends to Shareholders:

From net investment income	(676,570)

From net realized gains on investments	(269,991)

Change in net assets resulting from dividends to shareholders	(946,561)

Capital Transactions:

Proceeds from shares issued	124,326,300

Proceeds from dividends reinvested	946,561

Value of shares redeemed	(8,693,270)

Change in net assets from capital transactions	116,579,591

Change in net assets	134,712,616

Net Assets:

Beginning of period	—

End of period	$134,712,616

Accumulated net investment income/(loss)	$(110,258)

Share Transactions:

Shares issued	11,930,322

Dividends reinvested	78,358

Shares redeemed	(853,233)

Change in shares	11,155,447

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

May 1, 2006 to
December 31,
2006(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:

Net Investment Income/(Loss)	0.05

Net Realized and Unrealized Gains/(Losses) on Investments	2.12

Total from Investment Activities	2.17

Dividends to Shareholders From:

Net Investment Income	(0.07)

Net Realized Gains	(0.02)

Total Dividends	(0.09)

Net Asset Value, End of Period	$12.08

Total Return*(b)	21.66%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$134,713

Net Investment Income/(Loss)(c)	1.00%

Expenses Before Reductions**(c)	1.45%

Expenses Net of Reductions(c)	1.33%

Portfolio Turnover Rate(b)	10.75%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Global Real Estate Fund (the “Fund”), which commenced operations on May 1, 2006. The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2006

can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Global Real Estate Fund	$18,890,156	$18,313,671

The Fund received cash and non-cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio and the non-cash collateral represented a U.S. Treasury Notes Index at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

For the year ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit

AZL Van Kampen Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2009

AZL Van Kampen Real Estate Fund	$65,477

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2006

for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $2,000 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $23 to affiliated broker/ dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Global Real Estate Fund	$118,747,882	$8,865,488

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $946,561 related to ordinary income.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term Capital	Accumulated	Unrealized	Accumulated
	Income	Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Global Real Estate Fund	$1,147,790	307,201	$1,454,991	$16,711,874	$18,166,865

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Real Estate Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

23

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Growth and Income Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Growth and Income Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Subadviser to the Fund.
Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period December 31, 2006, the AZLSM Van Kampen Growth and Income Fund gained 15.90% compared to the 22.25% return of its benchmark, the Russell 1000® Value Index1.
The primary area of under-performance for the Fund relative to the Russell 1000® Value Index was in the health care sector. A surprise negative announcement by a health care equipment and services company early in the reporting period was responsible for most of the Fund’s weak performance in this sector. In addition, the Fund’s health care sector overweight is largely composed of pharmaceutical stocks, which proved to be a negative influence during this time period.*
The telecommunications sector was another drag on performance relative to the index, primarily due to stock selection. The Fund had no exposure to some of the market’s best performing telecom stocks, and one of the Fund’s larger telecom holdings provided lackluster returns during the period.*
Further detracting from performance was an underweight in the energy sector. The Fund’s portfolio managers reduced exposure to the sector all year, as the lofty valuations of many energy stocks appear to exceed what they considered an appropriate balance of risk and return.*
Nonetheless, the Fund did outperform the index in other areas. In the consumer discretionary sector, stock selection among retailers and autos served the Fund well. The Fund also owned some of the utility sector’s best performing stocks, which offset the negative impact of an underweight in the sector.*
The financial services sector contributed positively to performance, particularly in its diversified financial holdings. These companies had strong exposure to the capital markets through their investment banking and trading operations, and benefited from the robust merger and acquisition activity and rising markets during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Value Index measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1

AZLSM Van Kampen Growth and Income Fund Review
Fund Objective
The Fund’s investment objective is to seek income and long-term growth of capital This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Return as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(4/30/01)

AZLSM Van Kampen Growth and Income Fund	15.90%	12.95%	9.39%	7.77%

Russell 1000® Value Index	22.25%	15.09%	10.86%	8.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Growth and Income Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Growth and Income Fund	$1,000.00	$1,126.20	$5.47	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Growth and Income Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Growth and Income Fund	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Auto & Transportation	0.9%

Consumer Discretionary	8.9

Consumer Staples	10.1

Financial Services	25.7

Health Care	15.3

Industrials	2.7

Integrated Oils	4.3

Materials	5.0

Other Energy	1.5

Producer Durables	4.5

Technology	5.1

Telecommunication Services	4.6

Utilities	4.8

Federal Home Loan Bank	6.6

Short-Term Investments	5.7

105.7%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (93.4%):

Auto & Transportation (0.9%):

86,650	Honda Motor Co., Ltd., ADR^	$3,426,141

Consumer Discretionary (8.9%):

68,340	Amazon.com, Inc.*^	2,696,696

72,209	Clear Channel Communications, Inc.	2,566,308

62,940	Comcast Corp., Class A*	2,664,250

361	Interpublic Group of Cos., Inc.*^	4,419

25,150	Kohl’s Corp.*	1,721,015

46,520	McDonald’s Corp.	2,062,232

41,580	Office Depot, Inc.*	1,587,109

482,580	Time Warner, Inc.	10,510,591

153,450	Viacom Inc., Class B*	6,296,054

106,470	Yahoo!, Inc.*	2,719,244

		32,827,918

Consumer Staples (10.1%):

68,270	Altria Group, Inc.	5,858,931

98,920	Cadbury Schweppes plc, ADR^	4,246,636

131,940	Coca-Cola Co.	6,366,104

65,620	ConAgra Foods, Inc.	1,771,740

23,790	Diageo plc, ADR^	1,886,785

20,740	Kimberly-Clark Corp.	1,409,283

38,380	Procter & Gamble Co.	2,466,683

25,150	Safeway, Inc.	869,184

31,630	SuperValu, Inc.	1,130,773

197,390	Unilever NV, New York Shares^	5,378,878

129,810	Wal-Mart Stores, Inc.	5,994,625

		37,379,622

Financial Services (25.7%):

91,080	Aegon NV	1,725,966

91,602	Bank of America Corp.	4,890,631

289,160	Charles Schwab Corp.	5,592,354

103,950	Chubb Corp.	5,499,995

22,390	CIGNA Corp.	2,945,852

214,490	Citigroup, Inc.	11,947,093

80,900	Fifth Third Bancorp^	3,311,237

125,980	Freddie Mac	8,554,042

4,020	Goldman Sachs Group, Inc.	801,387

14,820	H&R Block, Inc.^	341,453

40,860	Hartford Financial Services Group, Inc.	3,812,647

261,326	J.P. Morgan Chase & Co.	12,622,045

270,650	Marsh & McLennan Cos., Inc.	8,298,129

83,020	Merrill Lynch & Co., Inc.	7,729,162

49,450	PNC Financial Services Group	3,661,278

126,378	St. Paul Travelers Co., Inc.	6,785,235

46,570	State Street Corp.	3,140,681

46,390	XL Capital, Ltd., Class A^	3,341,008

		95,000,195

Health Care (15.3%):

163,310	Abbott Laboratories	7,954,830

130,900	Boston Scientific Corp.*	2,248,862

253,240	Bristol-Myers Squibb Co.	6,665,277

154,800	Eli Lilly & Co.	8,065,080

45,690	GlaxoSmithKline plc, ADR^	2,410,604

181,660	Pfizer, Inc.	4,704,994

79,390	Roche Holding AG, ADR^	7,105,230

54,020	Sanofi-Aventis, ADR^	2,494,103

388,440	Schering-Plough Corp.	9,182,723

110,360	Wyeth	5,619,531

		56,451,234

Industrials (2.7%):

269,810	General Electric Co.	10,039,630

Integrated Oils (4.3%):

5,220	BP plc, ADR^	350,262

82,848	ConocoPhillips	5,960,914

48,342	Exxon Mobil Corp.	3,704,447

86,020	Royal Dutch Shell plc, ADR^	6,089,356

		16,104,979

Materials (5.0%):

190,970	Bayer AG, ADR^	10,190,158

92,250	E.I. du Pont de Nemours and Co.	4,493,498

87,470	Newmont Mining Corp.	3,949,271

		18,632,927

Other Energy (1.5%):

62,780	Schlumberger, Ltd.	3,965,184

65,730	The Williams Cos., Inc.	1,716,868

		5,682,052

Producer Durables (4.5%):

50,630	Applera Corp.	1,857,615

22,300	Ingersoll-Rand Co., Ltd.—Class A	872,599

44,180	Northrop Grumman Corp.	2,990,986

85,820	Raytheon Co.	4,531,296

67,070	Siemens AG, ADR^	6,609,748

		16,862,244

Technology (5.1%):

33,210	Hewlett-Packard Co.	1,367,920

257,090	Intel Corp.	5,206,073

192,690	Micron Technology, Inc.*	2,689,952

88,250	Motorola, Inc.	1,814,420

377,430	Symantec Corp.*	7,869,415

		18,947,780

Telecommunication Services (4.6%):

36,704	Embarq Corp.^	1,929,162

347,556	Sprint Nextel Corp.	6,565,333

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Telecommunication Services, continued

228,570	Verizon Communications, Inc.	$8,511,947

		17,006,442

Utilities (4.8%):

92,790	American Electric Power Co., Inc.	3,950,998

70,210	Entergy Corp.	6,481,787

72,600	FirstEnergy Corp.	4,371,246

105,130	France Telecom SA, ADR^	2,912,101

		17,716,132

Total Common Stocks (Cost $279,139,621)		346,077,296

U.S. Government Agencies (6.6%):

Federal National Mortgage Association (6.6%):

$24,400,000	4.87%, 1/2/07, Discount Note(b)	24,396,747

Total U.S. Government Agencies (Cost $24,396,747)		24,396,747

Collateral for Securities on Loan (5.7%):

21,275,744	Northern Trust Liquid Institutional Asset Portfolio	21,275,744

Total Collateral for Securities on Loan (Cost $21,275,744)		21,275,744

Deposit Account (0.0%):

94,126	NTRS London Deposit Account	94,126

Total Deposit Account (Cost $94,126)		94,126

Total Investment Securities (Cost $324,906,238)(a)—105.7%		391,843,913
Net other assets (liabilities)—(5.7)%		(21,120,656)

Net Assets—100.0%		$370,723,257

Percentages indicated are based on net assets of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt.

(a)	Cost for federal income tax purposes is $326,142,952. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$69,796,971

Unrealized depreciation	(4,096,010)

Net unrealized appreciation	$65,700,961

(b)	The rate presented represents the effective yield at December 31, 2006.

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	83.0%

Germany	4.5%

United Kingdom	4.0%

Switzerland	2.0%

Netherlands	3.0%

France	1.5%

Japan	0.9%

Cayman Islands	0.9%

Bermuda	0.2%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Van Kampen
Growth and Income
Fund

Assets

Investment securities, at cost	$324,906,238

Investment securities, at value*	$391,843,913

Interest and dividends receivable	360,316

Receivable for capital shares issued	126,064

Prepaid expenses	5,047

Total Assets	392,335,340

Liabilities

Payable for capital shares redeemed	292

Payable for return of cash collateral received	21,275,744

Manager fees payable	204,243

Administration fees payable	15,031

Distribution fees payable	77,738

Administrative and compliance services fees payable	1,620

Other accrued liabilities	37,415

Total Liabilities	21,612,083

Net Assets	$370,723,257

Net Assets Consist of:

Capital	$285,366,525

Accumulated net investment income/(loss)	4,505,914

Accumulated net realized gains/(losses) on investment transactions	13,913,143

Net unrealized appreciation/(depreciation) on investments	66,937,675

Net Assets	$370,723,257

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,719,730

Net Asset Value (offering and redemption price per share)	$13.37

*     Includes securities on loan of $20,740,861.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Van Kampen
Growth and Income
Fund

Investment Income:

Interest	$1,046,947

Dividends	7,119,583

Income from securities lending	26,313

Total Investment Income	8,192,843

Expenses:

Manager fees	2,524,541

Administration fees	184,637

Distribution fees	840,357

Audit fees	25,243

Administrative and compliance services fees	5,696

Custodian fees	30,749

Legal fees	27,710

Trustees’ fees	21,061

Recoupment of prior expenses reimbursed by the Manager	235,230

Other expenses	21,069

Total expenses before reductions	3,916,293

Less expenses voluntarily waived/reimbursed by the Manager	(213,204)

Less expenses paid indirectly	(22,996)

Net Expenses	3,680,093

Net Investment Income/(Loss)	4,512,750

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	15,143,020

Change in unrealized appreciation/depreciation on investments	30,250,167

Net Realized and Unrealized Gains/(Losses) on Investments	45,393,187

Change in Net Assets Resulting from Operations	$49,905,937

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Growth and Income Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$4,512,750	$2,736,026

Net realized gains/(losses) on investment transactions	15,143,020	19,846,618

Change in unrealized appreciation/depreciation on investments	30,250,167	2,043,107

Change in net assets resulting from operations	49,905,937	24,625,751

Dividends to Shareholders:

From net investment income	(2,738,540)	(946,870)

From net realized gains	(19,962,047)	(10,134,088)

Change in net assets resulting from dividends to shareholders	(22,700,587)	(11,080,958)

Capital Transactions:

Proceeds from shares issued	41,784,839	70,706,415

Proceeds from dividends reinvested	22,700,587	11,080,958

Value of shares redeemed	(36,505,045)	(9,043,143)

Change in net assets from capital transactions	27,980,381	72,744,230

Change in net assets	55,185,731	86,289,023

Net Assets:

Beginning of period	315,537,526	229,248,503

End of period	$370,723,257	$315,537,526

Accumulated net investment income/(loss)	$4,505,914	$2,738,540

Share Transactions:

Shares issued	3,261,518	5,875,513

Dividends reinvested	1,833,651	910,515

Shares redeemed	(2,897,430)	(759,192)

Change in shares	2,197,739	6,026,836

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$12.36	$11.76	$10.37	$8.21	$9.70

Investment Activities:

Net Investment Income/(Loss)	0.15	0.10	0.09	0.08	0.07

Net Realized and Unrealized Gains/(Losses) on Investments	1.74	0.98	1.34	2.16	(1.49)

Total from Investment Activities	1.89	1.08	1.43	2.24	(1.42)

Dividends to Shareholders From:

Net Investment Income	(0.10)	(0.04)	(0.04)	(0.08)	(0.07)

Net Realized Gains	(0.78)	(0.44)	—	—	—

Total Dividends	(0.88)	(0.48)	(0.04)	(0.08)	(0.07)

Net Asset Value, End of Period	$13.37	$12.36	$11.76	$10.37	$8.21

Total Return*	15.90%	9.24%	13.82%	27.46%	(14.71)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$370,723	$315,538	$229,249	$146,172	$47,721

Net Investment Income/(Loss)	1.34%	1.02%	0.87%	1.07%	0.94%

Expenses Before Reductions**	1.16%	1.20%	1.21%	1.29%	1.58%

Expenses Net of Reductions	1.09%	1.18%	1.17%	1.10%	1.10%

Expenses Net of Reductions(a)	1.10%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate	29.83%	40.15%	53.80%	57.44%	60.56%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Growth and Income Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the AZL Van Kampen Growth and Income Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing services to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Growth and Income Fund	$21,275,744	$20,740,861

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels. For the period January 1, 2006 through April 30, 2006 the fees were as follow: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and over $500 million at 0.675%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee for the period May 1, 2006 through April 30, 2008 as follows: the first $100 million at 0.675% and over $100 million at 0.65%. The annual expense limit of the Fund was 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $16,966 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $359 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Growth and Income Fund	$94,724,289	$94,497,050

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable Regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $4,719,031 related to ordinary income and $17,981,556 related to net long term capital gains and for the year ended December 31, 2005 was $946,870 related to ordinary income and $10,134,088 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Growth & Income Fund	$5,634,438	$14,021,333	$19,655,771	$65,700,961	$85,356,732

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Growth and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $17,981,556.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re- insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Mid Cap Growth Fund
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to the Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Mid Cap Growth Fund
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Mid Cap Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Van Kampen Mid Cap Growth Fund gained 9.21% compared to a return of 10.66% for the Fund’s benchmark, the Russell MidCap® Growth Index1.
Within the materials and processing sector, stock selection in building materials, an underweight allocation and a lack of exposure to steel companies diminished returns. A significant overweight in the consumer discretionary sector and selection in commercial and educational services also proved disadvantageous, although the Fund’s holdings in radio and television broadcasters and textile apparel manufactures did offset the sector’s poor performance.*
Returns within the financial services sector were weak due to selection in investment management companies and the Fund’s avoidance of real estate investment trusts (REITS). Furthermore, the sector’s underweight position had a negative impact on performance.*
There were several areas of strength for the Fund. Among the top contributing sectors for the period were “other” (multi-industry), technology and consumer staples. Stock selection in the “other” sector, which includes conglomerates, had the largest favorable impact on returns. Within the technology sector, selection in semiconductors and computer services software and systems benefited performance, as did an underweight allocation. The Fund’s single holding of a tobacco company, coupled with a lack of exposure to drug store and grocery store chains, had a positive impact in the consumer staples sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM Van Kampen Mid Cap Growth Fund
Fund Objective
The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its total assets in common stocks and other equity securities of growth companies
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(5/1/01)

AZLSM Van Kampen Mid Cap Growth Fund	9.21%	15.88%	8.65%	6.84%

Russell MidCap® Growth Index	10.66%	12.73%	8.22%	5.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell MidCap® Growth Index, an unmanaged index which measures the performance of individual securities found in the Russell MidCap universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Mid Cap Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,059.70	$5.66	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Mid Cap Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Mid Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Consumer Discretionary	33.7%

Energy	6.7

Financials	10

Health Care	5.5

Hotels, Resorts & Cruise Lines	1.1

Industrials	17.3

Information Technology	7.9

Materials	3.1

Technology	1.4

Telecommunication Services	5.1

Utilities	1.0

Federal Home Loan Bank	7.6

Short-Term Investments	9.8

110.2%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the total investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (92.8%):

Consumer Discretionary (33.7%):

124,998	Abercrombie & Fitch Co.^	$8,703,611

17,214	Aeroplan Income Fund	250,555

245,723	Amazon.com, Inc.*^	9,696,230

78,764	Apollo Group, Inc., Class A*	3,069,433

90,544	Choice Hotels International, Inc.	3,811,902

113,498	Desarrolladora Homex S.A. de C.V., ADR*^	6,704,327

117,882	Eastman Kodak Co.^	3,041,356

186,794	Expedia, Inc.*	3,918,938

47,923	Focus Media Holding, Ltd.*^	3,181,608

370,079	Grupo Televisa SA, GDR^	9,995,833

378,819	Intercontinental Hotels Group plc, ADR^	9,565,180

43,328	ITT Educational Services, Inc.*^	2,875,679

74,952	Lamar Advertising Co.*^	4,901,111

5,503	NVR, Inc.*^	3,549,435

93,823	PETsMART, Inc.	2,707,732

48,785	Station Casinos, Inc.	3,984,271

201,163	Urban Outfitters, Inc.*^	4,632,784

66,927	Weight Watchers International, Inc.^	3,515,675

205,991	Wendy’s International, Inc.^	6,816,242

81,222	Wynn Resorts, Ltd.	7,622,685

		102,544,587

Energy (6.7%):

211,348	Southwestern Energy Co.*^	7,407,747

273,873	Ultra Petroleum Corp.*	13,077,436

		20,485,183

Financials (10.0%):

9,504	Allegheny Corp.*^	3,455,654

30,318	Brookfield Asset Management, Inc., Class A	1,460,721

89,805	Brown & Brown, Inc.^	2,533,399

189,800	Calamos Asset Management, Inc., Class A^	5,092,335

127,383	Janus Capital Group, Inc.^	2,750,199

145,700	Leucadia National Corp.^	4,108,740

104,440	People’s Bank^	4,660,113

112,009	Realogy Corp.*^	3,396,113

59,641	St. Joe Co.^	3,194,968

		30,652,242

Health Care (5.5%):

199,201	Dade Behring Holdings, Inc.^	7,930,191

104,734	Gen-Probe, Inc.*^	5,484,920

61,064	Techne Corp.*	3,385,999

		16,801,110

Hotels, Resorts & Cruise Lines (1.1%):

97,724	Hilton Hotels Corp.^	3,410,568

Industrials (17.3%):

163,050	C.H. Robinson Worldwide, Inc.^	6,667,115

157,234	ChoicePoint, Inc.*	6,191,875

128,686	Corporate Executive Board Co.	11,285,761

187,762	Expeditors International of Washington, Inc.^	7,604,361

197,290	Monster Worldwide, Inc.*^	9,201,606

149,038	Pentair, Inc.	4,679,793

91,961	Stericycle, Inc.*^	6,943,056

		52,573,567

Information Technology (7.9%):

179,688	Activision, Inc.*^	3,097,821

37,388	Baidu.com, Inc.*	4,214,375

187,355	Iron Mountain, Inc.*^	7,745,256

257,088	Marvell Technology Group, Ltd.*^	4,933,519

101,906	Tessera Technologies, Inc.*^	4,110,888

		24,101,859

Materials (3.1%):

74,886	Cabot Corp.^	3,262,783

74,519	Florida Rock Industries^	3,208,043

97,855	MeadWestvaco Corp.^	2,941,521

		9,412,347

Technology (1.4%):

119,813	Salesforce.com, Inc.*^	4,367,184

Telecommunication Services (5.1%):

192,017	Crown Castle International Corp.*	6,202,149

143,899	NII Holdings, Inc.*^	9,272,852

		15,475,001

Utilities (1.0%):

36,941	Questar Corp.^	3,067,950

Total Common Stocks (Cost $245,844,339)		282,891,598

Collateral for Securities on Loan (9.8%):

29,922,288	Northern Trust Liquid Institutional Asset Portfolio	29,922,288

Total Collateral for Securities on Loan (Cost $29,922,288)		29,922,288

U.S. Government Agencies (7.6%):

Federal National Mortgage Association (7.6%):

$23,300,000	4.87%, 1/2/07, Discount Note(b)	23,296,893

Total U.S. Government Agencies (Cost $23,296,893)		23,296,893

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Deposit Account (0.0%):

15,046	TNT Offshore Deposit Account	$15,046

Total Deposit Account (Cost $15,046)		15,046

Total Investment Securities (Cost $299,078,566)(a)—110.2%		336,125,825
Net other assets (liabilities)—(10.2)%		(31,119,679)

Net Assets—100.0%		$305,006,146

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt

(a)	Cost for federal income tax purposes is $299,372,921. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$46,181,697

Unrealized depreciation	(9,428,793)

Net unrealized appreciation	$36,752,904

(b)	The rate presented represents the effective yield at December 31, 2006.

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	82.6%

Mexico	5.5%

Canada	4.8%

United Kingdom	3.1%

Cayman Islands	2.4%

Bermuda	1.6%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Van Kampen
Mid Cap Growth Fund

Assets

Investment securities, at cost	$299,078,566

Investment securities, at value*	$336,125,825

Interest and dividends receivable	53,033

Receivable for capital shares issued	156,418

Prepaid expenses	4,074

Total Assets	336,339,350

Liabilities

Payable for investments purchased	1,101,793

Payable for capital shares redeemed	469

Payable for return of collateral received	29,922,288

Manager fees payable	198,491

Administration fees payable	12,520

Distribution fees payable	64,748

Administrative and compliance services fees payable	1,349

Other accrued liabilities	31,546

Total Liabilities	31,333,204

Net Assets	$305,006,146

Net Assets Consist of:

Capital	$248,639,531

Accumulated net investment income/(loss)	107,978

Accumulated net realized gains/(losses) on investment transactions	19,268,190

Net unrealized appreciation/(depreciation) on investments	36,990,447

Net Assets	$305,006,146

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,629,044

Net Asset Value (offering and redemption price per share)	$13.48

*     Includes securities on loan of $29,061,146.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Van Kampen
Mid Cap Growth Fund

Investment Income:

Interest	$365,197

Dividends	2,751,616

Income from securities lending	177,757

Total Investment Income	3,294,570

Expenses:

Manager fees	2,247,603

Administration fees	151,177

Distribution fees	688,799

Audit fees	20,654

Administrative and compliance services fees	4,736

Custodian fees	31,098

Legal fees	22,494

Trustees’ fees	16,774

Recoupment of prior expenses reimbursed by the Manager	131,230

Other expenses	22,579

Total expenses before reductions	3,337,144

Less expenses voluntarily waived/reimbursed by the Manager	(88,696)

Less expenses paid indirectly	(61,856)

Net Expenses	3,186,592

Net Investment Income/(Loss)	107,978

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	19,562,545

Change in unrealized appreciation/depreciation on investments	2,365,480

Net Realized and Unrealized Gains/(Losses) on Investments	21,928,025

Change in Net Assets Resulting from Operations	$22,036,003

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Mid Cap Growth Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$107,978	$(905,982)

Net realized gains/(losses) on investment transactions	19,562,545	9,742,042

Change in unrealized appreciation/depreciation on investments	2,365,480	17,940,901

Change in net assets resulting from operations	22,036,003	26,776,961

Dividends to Shareholders:

From net realized gains	(8,673,455)	(1,704,680)

Change in net assets resulting from dividends to shareholders	(8,673,455)	(1,704,680)

Capital Transactions:

Proceeds from shares issued	118,259,962	127,592,621

Proceeds from dividends reinvested	8,673,455	1,704,680

Value of shares redeemed	(64,117,497)	(15,551,619)

Change in net assets from capital transactions	62,815,920	113,745,682

Change in net assets	76,178,468	138,817,963

Net Assets:

Beginning of period	228,827,678	90,009,715

End of period	$305,006,146	$228,827,678

Accumulated net investment income/(loss)	$107,978	$—

Share Transactions:

Shares issued	8,967,891	10,996,205

Dividends reinvested	699,474	139,727

Shares redeemed	(4,983,589)	(1,409,608)

Change in shares	4,683,776	9,726,324

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$12.75	$10.95	$9.35	$7.28	$9.61

Investment Activities:

Net Investment Income/(Loss)	— *	(0.05)	(0.06)	(0.05)	(0.02)

Net Realized and Unrealized Gains/(Losses) on Investments	1.14	1.97	1.99	2.12	(2.31)

Total from Investment Activities	1.14	1.92	1.93	2.07	(2.33)

Dividends to Shareholders From:

Net Realized Gains	(0.41)	(0.12)	(0.33)	—	—

Total Dividends	(0.41)	(0.12)	(0.33)	—	—

Net Asset Value, End of Period	$13.48	$12.75	$10.95	$9.35	$7.28

Total Return**	9.21%	17.54%	21.23%	28.43%	(24.25)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$305,006	$228,828	$90,010	$52,424	$19,053

Net Investment Income/(Loss)	0.04%	(0.63)%	(0.77)%	(0.73)%	(0.50)%

Expenses Before Reductions***	1.21%	1.30%	1.32%	1.48%	2.31%

Expenses Net of Reductions	1.16%	1.24%	1.27%	1.20%	1.20%

Expenses Net of Reductions(a)	1.18%	1.30%	N/A	N/A	N/A

Portfolio Turnover Rate	70.25%	83.78%	123.60%	229.34%	179.22%

*	Amount less than $.005.

**	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

***	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Mid Cap Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Security Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be of good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Mid Cap Growth Fund	$29,922,288	$29,061,146

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

The fees payable to the Manager are based on a tiered structure for various net assets levels. For the period January 1, 2006 through April 30, 2006 the fees were as follow: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and over $500 million at 0.75%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees for the period May 1, 2006 through April 30, 2008 as follows: the first $100 million at 0.80% and over $100 million at 0.75%. The annual expense limit of the Fund was 1.30%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $13,435 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $94 to affiliated broker/ dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Mid Cap Growth Fund	$227,425,655	$187,900,406

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $8,673,455 related to net long term capital gains and for the year ended December 31, 2005 was $1,704,680 related to net long term capital gains.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Mid Cap Growth Fund	$2,398,623	$17,271,900	$19,670,523	$36,696,092	$56,366,615

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Mid Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $8,673,455.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

19

the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

20

with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

21

Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

22

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

AZLSM Van Kampen
Strategic Growth Fund
(formerly Van Kampen Emerging Growth Fund)
Annual Report
December 31, 2006
Allianz Funds

Management Discussion and Analysis	Page 1

Expense Examples and Portfolio Composition	Page 3

Schedule of Portfolio Investments	Page 5

Statement of Assets and Liabilities	Page 8

Statement of Operations	Page 9

Statements of Changes in Net Assets	Page 10

Financial Highlights	Page 11

Notes to the Financial Statements	Page 12

Report of Independent Registered Public Accounting Firm	Page 17

Other Federal Income Tax Information	Page 18

Approval of Investment Advisory and Subadvisory Agreements	Page 19

Information about Trustees and Officers	Page 23

Other Information	Page 24
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZLSM Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)
Allianz Life Advisers, LLC serves as the Manager for the AZLSM Van Kampen Strategic Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2006?
For the 12-month period ended December 31, 2006, the AZLSM Van Kampen Strategic Growth Fund gained 2.40% compared to a 9.07% return for its benchmark, the Russell 1000® Growth Index1.
On an absolute basis, the Fund’s top-performing stocks for the period included a broadband services company within the internet software and services segment, and a components manufacturer for companies within the aerospace and defense sector.*
Underperformance for the period was due to stock selection and sector allocation decisions. The information technology sector was the primary area of underperformance for the Fund relative to the index. Although the Fund’s weighting was in line with the index, stock selection significantly detracted from returns. An underweight allocation and security selection in the industrial sector also hampered performance, as this sector performed well over the reporting period.*
Sectors that contributed positively to the Fund’s performance included financial services, where a material overweight in the overall sector was a positive influence. An overweight allocation to the consumer discretionary sector helped to materially offset the negative impact caused by stock selection. The Fund’s focus on apparel and luxury goods and department stores boosted returns, along with a holding of a cable and internet provider.*
The Fund’s underweight in the health care sector enhanced returns. A sluggish FDA approval process has had a detrimental effect on smaller capitalization biotechnology names. Nevertheless, the Fund’s holdings in select biotechnology firms and certain large pharmaceutical companies added to performance, although a small exposure to managed care companies detracted.*
Within the telecommunication services sector, an overweight allocation aided performance. Performance was further enhanced by stock selection in wireless companies with exposure to the Latin America markets, and a provider of diversified communication sites.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2006.

[1]	The Russell 1000® Growth Index measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in the underlying securities.

1

AZLSM Van Kampen Strategic Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of emerging growth companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2006

				Since
				Inception
	1 Year	3 Year	5 Year	(5/1/01)

AZLSM Van Kampen Strategic Growth Fund	2.40%	5.47%	0.10%	-1.33%

Russell 1000® Growth Index	9.07%	6.87%	2.69%	0.35%†

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the Russell 1000® Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in the underlying securities.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Expense Examples and Portfolio Composition (Unaudited)

As a shareholder of the AZL Van Kampen Strategic Growth Fund, (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the applicable periods presented below.

Actual Return Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Strategic Growth Fund	$1,000.00	$1,032.00	$6.15	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the AZL Van Kampen Strategic Growth Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/06	12/31/06	7/1/06 - 12/31/06	7/1/06 - 12/31/06

AZL Van Kampen Strategic Growth Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Expense Examples and Portfolio Composition (Unaudited), continued

The AZL Van Kampen Strategic Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2006:

Percent of
Investment	net assets*

Auto & Transportation	0.9%

Consumer Discretionary	19.6

Consumer Staples	4.0

Financial Services	9.8

Health Care	13.9

Hotels, Resorts & Cruise Lines	1.5

Industrials	1.4

Information Technology	6.3

Integrated Oils	2.6

Materials	4.6

Other Energy	3.6

Producer Durables	7.6

Technology	19.0

Utilities	0.8

Federal Home Loan Bank	4.7

Short-Term Investments	10.3

110.6%

*	Investments are shown as a percentage of net assets, not total investments. As such, the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Schedule of Portfolio Investments
December 31, 2006

		Fair
Shares		Value

Common Stocks (95.6%):

Auto & Transportation (0.9%):

49,100	AMR Corp.*^	$1,484,293

Consumer Discretionary (19.6%):

19,650	Alliance Data Systems Corp.*	1,227,536

44,175	American Eagle Outfitters, Inc.^	1,378,702

39,300	Coach, Inc.*	1,688,328

98,500	Comcast Corp., Class A*	4,169,504

23,700	Harley-Davidson, Inc.	1,670,139

39,300	J.C. Penney Company, Inc.	3,040,247

32,350	Kohl’s Corp.*	2,213,711

23,600	Las Vegas Sands Corp.*	2,111,728

49,100	Limited, Inc.	1,420,954

39,300	Marriott International, Inc.	1,875,396

58,950	McDonald’s Corp.	2,613,254

6,300	Melco PBL Entertainment Ltd., ADR*^	133,938

15,700	NIKE, Inc., Class B	1,554,771

19,650	Polo Ralph Lauren Corp.	1,526,019

25,750	Starbucks Corp.*	912,065

29,450	Target Corp.	1,680,123

11,800	VF Corp.	968,544

78,600	Walt Disney Co.	2,693,621

		32,878,580

Consumer Staples (4.0%):

23,600	Colgate-Palmolive Co.	1,539,664

27,500	PepsiCo, Inc.	1,720,125

27,500	Procter & Gamble Co.	1,767,425

49,100	Safeway, Inc.	1,696,896

		6,724,110

Financial Services (9.8%):

15,700	Bear Stearns Cos., Inc.	2,555,646

59,350	CB Richard Ellis Group, Inc., Class A*	1,970,420

90,400	Charles Schwab Corp.	1,748,336

3,950	Chicago Mercantile Exchange Holdings, Inc.	2,013,513

15,866	China Life Insurance Co., ADR^	801,405

14,000	Goldman Sachs Group, Inc.	2,790,899

33,400	J.P. Morgan Chase & Co.	1,613,220

31,450	Nasdaq Stock Market, Inc.*^	968,346

23,600	Prudential Financial, Inc.	2,026,296

		16,488,081

Health Care (13.9%):

19,850	Allergan, Inc.	2,376,839

16,050	Amgen, Inc.*	1,096,376

49,100	Baxter International, Inc.	2,277,749

39,300	Celgene Corp.*^	2,260,929

31,700	Gilead Sciences, Inc.*	2,058,281

12,840	Hologic, Inc.*^	607,075

23,600	Laboratory Corp. of America Holdings*	1,733,892

39,300	Novartis AG, ADR	2,257,392

39,300	Roche Holding AG, ADR^	3,517,263

78,600	Schering-Plough Corp.	1,858,104

39,450	Shire plc^	2,436,432

21,800	Vertex Pharmaceuticals, Inc.*^	815,756

		23,296,088

Hotels, Resorts & Cruise Lines (1.5%):

49,100	Hilton Hotels Corp.	1,713,590

13,600	Starwood Hotels & Resorts Worldwide, Inc.	850,000

		2,563,590

Industrials (1.4%):

39,300	Applied Materials, Inc.	725,085

23,600	Danaher Corp.	1,709,584

		2,434,669

Information Technology (6.3%):

59,700	Adobe Systems, Inc.*	2,454,864

58,950	Akamai Technologies, Inc.*^	3,131,424

11,850	Amphenol Corp., Class A^	735,648

20,100	Infosys Technologies, Ltd., ADR^	1,096,656

100,000	Oracle Corp.*	1,714,000

11,800	Research in Motion, Ltd.*	1,507,804

		10,640,396

Integrated Oils (2.6%):

35,350	Exxon Mobil Corp.	2,708,871

17,700	Marathon Oil Corp.	1,637,250

		4,346,121

Materials (4.6%):

79,300	ABB Ltd., ADR^	1,425,814

21,600	Allegheny Technologies, Inc.	1,958,688

39,300	Monsanto Co.	2,064,429

21,200	Praxair, Inc.	1,257,796

20,050	Tenaris SA—ADR	1,000,295

		7,707,022

Other Energy (3.6%):

25,550	Cameron International, Corp.*^	1,355,428

31,450	Devon Energy Corp.	2,109,666

40,000	Schlumberger, Ltd.	2,526,400

		5,991,494

Producer Durables (7.6%):

31,450	Applera Corp.	1,153,901

47,150	Emerson Electric Co.	2,077,901

33,400	Lam Research Corp.*	1,690,708

31,450	Lockheed Martin Corp.	2,895,601

19,650	Manitowoc Co., Inc.	1,167,800

27,500	Precision Castparts Corp.^	2,152,699

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

		Fair
Shares		Value

Common Stocks, continued
Producer Durables, continued

31,450	Raytheon Co.	$1,660,560

		12,799,170

Technology (19.0%):

16,200	Accenture, Ltd., Class A	598,266

88,400	America Movil, ADR	3,997,448

58,950	American Tower Corp., Class A*	2,197,656

39,300	Apple Computer, Inc.*	3,334,212

176,850	Cisco Systems, Inc.*	4,833,310

35,950	Cognizant Technology Solutions Corp.*	2,773,902

7,150	Google, Inc., Class A*	3,292,432

98,250	Hewlett-Packard Co.	4,046,917

78,600	Intel Corp.	1,591,650

24,050	International Business Machines Corp.	2,336,458

19,650	MEMC Electronic Materials, Inc.*	769,101

58,950	Symantec Corp.*	1,229,108

11,900	Vimpel-Communications, ADR*^	939,505

		31,939,965

Utilities (0.8%):

59,100	AES Corp.*	1,302,564

Total Common Stocks (Cost $133,294,894)		160,596,143

Shares or
Principal		Fair
Amount		Value

Collateral for Securities on Loan (10.3%):

17,403,530	Northern Trust Liquid Institutional Asset Portfolio	17,403,530

Total Collateral for Securities on Loan (Cost $17,403,530)		17,403,530

U.S. Government Agencies (4.7%):

Federal National Mortgage Association (4.7%):

$7,910,000	4.87%, 1/2/07, Discount Note (b)	7,908,945

Total U.S. Government Agencies (Cost $7,908,945)		7,908,945

Deposit Account (0.0%):

12,157	TNT Offshore Deposit Account	12,157

Total Deposit Account (Cost $12,157)		12,157

Total Investment Securities (Cost $158,619,526)(a)—110.6%		185,920,775
Net other assets (liabilities)—(10.6)%		(17,748,559)

Net Assets—100.0%		$168,172,216

Percentages indicated are based on net assets as of December 31, 2006.

*	Non-income producing security.

^	All or a portion of security is loaned as of December 31, 2006.

ADR—American Depositary Receipt

(a)	Cost for federal income tax purposes is $158,624,358. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$28,553,287

Unrealized depreciation	(1,256,870)

Net unrealized appreciation	$27,296,417

(b)	The rate presented represents the effective yield at December 31, 2006.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2006

The following represents the concentrations by country as of December 31, 2006 based upon the total fair value of investment securities.

Country	Percentage

United States	86.7%

Switzerland	4.2%

Mexico	2.3%

Netherlands	1.5%

United Kingdom	1.5%

Canada	0.9%

India	0.7%

Luxembourg	0.6%

Russian Federation	0.6%

Taiwan	0.5%

Bermuda	0.4%

Hong Kong	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2006

AZL Van Kampen
Strategic Growth
Fund

Assets

Investment securities, at cost	$158,619,526

Investment securities, at value*	$185,920,775

Interest and dividends receivable	103,211

Receivable for investments sold	1,435,383

Prepaid expenses	2,367

Total Assets	187,461,736

Liabilities

Payable for investments purchased	1,651,415

Payable for capital shares redeemed	35,900

Payable for return of collateral received	17,403,530

Manager fees payable	137,184

Administration fees payable	6,929

Distribution fees payable	35,838

Administrative and compliance services fees payable	747

Other accrued liabilities	17,977

Total Liabilities	19,289,520

Net Assets	$168,172,216

Net Assets Consist of:

Capital	$133,218,211

Accumulated net realized gains/(losses) on investment transactions	7,652,756

Net unrealized appreciation/(depreciation) on investments	27,301,249

Net Assets	$168,172,216

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,220,044

Net Asset Value (offering and redemption price per share)	$9.23

*     Includes securities on loan of $16,879,894.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2006

AZL Van Kampen
Strategic Growth
Fund

Investment Income:

Interest	$666,672

Dividends	1,028,248

Income from securities lending	39,967

Total Investment Income	1,734,887

Expenses:

Manager fees	1,463,612

Administration fees	95,007

Distribution fees	430,473

Audit fees	12,302

Administrative and compliance services fees	2,859

Custodian fees	23,032

Legal fees	13,991

Trustees’ fees	10,761

Recoupment of prior expenses reimbursed by the Manager	106,740

Other expenses	19,199

Total expenses before reductions	2,177,976

Less expenses voluntarily waived/reimbursed by the Manager	(111,708)

Less expenses paid indirectly	(54,552)

Net Expenses	2,011,716

Net Investment Income/(Loss)	(276,829)

Realized and Unrealized Gains/(Losses) on Investments:

Net realized gains/(losses) on securities transactions	7,677,521

Change in unrealized appreciation/depreciation on investments	(4,492,527)

Net Realized and Unrealized Gains/(Losses) on Investments	3,184,994

Change in Net Assets Resulting from Operations	$2,908,165

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Strategic Growth
	Fund

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Change in Net Assets:

Operations:

Net investment income/(loss)	$(276,829)	$(299,377)

Net realized gains/(losses) on investment transactions	7,677,521	4,552,958

Change in unrealized appreciation/depreciation on investments	(4,492,527)	7,644,401

Change in net assets resulting from operations	2,908,165	11,897,982

Dividends to Shareholders:

From net realized gains	(638,247)	—

Change in net assets resulting from dividends to shareholders	(638,247)	—

Capital Transactions:

Proceeds from shares issued	17,835,533	19,754,076

Proceeds from dividends reinvested	638,247	—

Value of shares redeemed	(27,916,455)	(17,142,038)

Change in net assets from capital transactions	(9,442,675)	2,612,038

Change in net assets	(7,172,757)	14,510,020

Net realized gains/(losses) on security transactions

Beginning of period	175,344,973	160,834,953

End of period	$168,172,216	$175,344,973

Accumulated net investment income/(loss)	$—	$—

Share Transactions:

Shares issued	1,947,580	2,360,604

Dividends reinvested	74,042	—

Shares redeemed	(3,180,650)	(2,043,029)

Change in shares	(1,159,028)	317,575

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.05	$8.44	$7.90	$6.24	$9.22

Investment Activities:

Net Investment Income/(Loss)	(0.02)	(0.02)	(0.01)	(0.03)	(0.01)

Net Realized and Unrealized Gains/(Losses) on Investments	0.23	0.63	0.55	1.69	(2.97)

Total from Investment Activities	0.21	0.61	0.54	1.66	(2.98)

Dividends to Shareholders From:

Net Realized Gains	(0.03)	—	—	—	—

Total Dividends	(0.03)	—	—	—	—

Net Asset Value, End of Period	$9.23	$9.05	$8.44	$7.90	$6.24

Total Return*	2.40%	7.23%	6.84%	26.60%	(32.32)%

Ratios to Average Net Assets/Supplemental Data:

Net Assets, End of Period ($000’s)	$168,172	$175,345	$160,835	$109,338	$36,137

Net Investment Income/(Loss)	(0.16)%	(0.18)%	(0.08)%	(0.58)%	(0.40)%

Expenses Before Reductions**	1.26%	1.27%	1.30%	1.38%	2.07%

Expenses Net of Reductions	1.17%	1.14%	1.17%	1.10%	1.10%

Expenses Net of Reductions(a)	1.20%	1.20%	N/A	N/A	N/A

Portfolio Turnover Rate	135.97%	105.74%	170.59%	160.26%	188.69%

*	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

**	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)	Expenses net of reductions exclude expenses paid indirectly.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Notes to the Financial Statements
December 31, 2006

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware business trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective May 1, 2006, the USAllianz Variable Insurance Products Trust changed its name to Allianz Variable Insurance Products Trust. Effective May 1, 2006, each of the Funds that were previously named with the prefix “USAZ” changed their name to the prefix “AZL.” These Notes to the Financial Statements are for the AZL Van Kampen Strategic Growth Fund (the “Fund”). The Trust consists of 33 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

• AZL AIM Basic Value Fund
• AZL AIM International Equity Fund

•	AZL Columbia Technology Fund (formerly AZL Oppenheimer Emerging Technologies Fund)

• AZL Davis NY Venture Fund
• AZL Dreyfus Founders Equity Growth Fund
• AZL Dreyfus Premier Small Cap Value Fund
• AZL First Trust Target Double Play Fund
• AZL Franklin Small Cap Value Fund
• AZL Jennison 20/20 Fund
• AZL Jennison Growth Fund
• AZL Legg Mason Growth Fund
• AZL Legg Mason Value Fund

•	AZL LMP Large Cap Growth Fund (formerly AZL Salomon Brothers Large Cap Growth Fund)
•	AZL LMP Small Cap Growth Fund (formerly AZL Salomon Brothers Small Cap Growth Fund)

• AZL Money Market Fund
• AZL Neuberger Berman Regency Fund

•	AZL OCC Opportunity Fund (formerly AZL Oppenheimer Emerging Growth Fund)

• AZL OCC Renaissance Fund
• AZL OCC Value Fund
• AZL Oppenheimer Developing Markets Fund
• AZL Oppenheimer Global Fund
• AZL Oppenheimer International Growth Fund
• AZL Oppenheimer Main Street Fund

•	AZL PIMCO Fundamental IndexPLUS Total Return Fund

• AZL TargetPLUS Equity Fund
• AZL Van Kampen Aggressive Growth Fund
• AZL Van Kampen Comstock Fund
• AZL Van Kampen Equity and Income Fund
• AZL Van Kampen Global Franchise Fund
• AZL Van Kampen Global Real Estate Fund
• AZL Van Kampen Growth and Income Fund
• AZL Van Kampen Mid Cap Growth Fund

•	AZL Van Kampen Strategic Growth Fund (formerly AZL Van Kampen Emerging Growth Fund)

All the Funds in the Trust except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which mean they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

Securities Transactions and Investment Income

Securities transactions are recorded no later than one business day after trade date throughout the period. However, for financial reporting purposes, securities transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders, which exceed net investment income and net realized gains for tax purposes, are reported as distributions of capital.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Life Advisors, LLC serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by Allianz Life Advisers, LLC, the investment manager of the Fund to be good standing and credit worthy and when, in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2006, the Fund had the following amounts outstanding related to securities lending:

	Value of	Value of
	Collateral	Loaned Securities

AZL Van Kampen Strategic Growth Fund	$17,403,530	$16,879,894

The Fund received cash collateral for securities loaned. The cash was invested in a Northern Trust Liquid Institutional Assets Portfolio at December 31, 2006. Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Commission Recapture

Certain Funds participate in a commission recapture program. The Funds will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Funds, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

Allianz Life Advisers, LLC (the “Manager”) provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Board of Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees”. For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, based on the daily net assets of the Fund, through April 30, 2008.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

For the period ended December 31, 2006, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit

AZL Van Kampen Strategic Growth Fund	0.85%	1.20%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% for the period May 1, 2006 through April 30, 2008.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2006, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2007	12/31/2008

AZL Van Kampen Strategic Growth Fund	$169,810	$112,352

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to an agreement in effect through October 31, 2006 between the Funds and the Manager, the Manager provided certain compliance oversight and filing services to the Trust. The Manager was entitled to an amount equal to a portion of the Manager’s quarterly expenses for certain employees who supported the Trust’s compliance program. In addition, the Manager was entitled to $50.00 per hour for time incurred related to the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). Pursuant to separate agreements effective November 1, 2006 between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $50.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

BISYS Fund Services Ohio, Inc. (“BISYS Ohio” or “Administrator”), a wholly-owned subsidiary of The BISYS Group, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide annual base fee of $1,250,000 and an additional Trust-wide asset-based fee, computed daily and paid monthly, which is based upon the following schedule: 0.00% of average total net assets from $0 to $550 million, 0.06% of average net assets from $550 million to $2 billion, 0.045% of average net assets from $2 billion to $3 billion, 0.03% of average net assets from $3 billion to $5 billion, and 0.01% of net assets over $5 billion. The overall Trust-wide fees are subject to a minimum annual fee based on $50,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, certain annual fees in supporting fair value services, and an annual fee of $85,000 ($100,000 prior to November 1, 2006) for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program (and providing an employee to serve as the CCO through October 31, 2006). The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees”. BISYS Fund Services LP (“BISYS”) serves, without compensation, as the distributor of the Fund.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2006, $8,905 was paid from the Fund relating to these fees and expenses.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Strategic Growth Fund
Notes to the Financial Statements, continued
December 31, 2006

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $20,000 annual Board retainer and a $4,000 meeting fee for each regular in-person Board meeting and a $2,000 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2006, actual Trustee compensation was $409,000 in total for both Trusts.

For the year ended December 31, 2006, the Fund paid approximately $9,060 to affiliated broker/dealers of the manager on executions of purchases and sales of the Fund’s portfolio investments.

4. Security Purchases and Sales

For the year ended December 31, 2006, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Van Kampen Strategic Growth Fund	$216,204,137	$219,851,775

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

The tax character of dividends paid to shareholders during the year ended December 31, 2006 were $638,247 related to net long term capital gains. Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2006, the components of accumulated earnings on a tax basis was as follows:

	Undistributed			Total
	Long Term	Accumulated	Unrealized	Accumulated
	Capital Gains	Earnings	Appreciation(a)	Earnings

AZL Van Kampen Strategic Growth Fund	$7,657,588	$7,657,588	$27,296,417	$34,954,005

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Strategic Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 23, 2007

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2006 the Fund had net long term capital gains of $638,247.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Life Advisers, LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. There are no objective criteria for a Subadviser being placed on the “watch” list; this is purposeful so that the Manager can exercise its judgment on the types of factors that should be weighed and balanced in determining whether, under all of the circumstances, a Subadviser is properly fulfilling its responsibilities. In addition to objective criteria for determining whether a Subadviser is properly fulfilling its responsibilities, subjective consideration is given by the Manager and the Trust’s Board to the reputational and other risk to the Trust and its shareholders that might ensue from retaining a particular Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1; and (3) Dresdner Bank AG, an affiliated person of the Manager, receives compensation from the Trust for acting as a securities lending agent for seven of the Funds.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which

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the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently approved at an “in-person” meeting of the Board of Trustees on October 24, 2006. In preparation for such meeting, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data complied by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, nor does the Board consider any one of them to be determinative.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied

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with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 24, 2006, the Manager reported that for the three-year period ended June 30, 2006, seven Funds were in the top 33%, eight were in the middle 33%, and five were in the bottom 34% of their peer groups, and that for the one-year period ended June 30, 2006, ten Funds were in the top 33%, 11 were in the middle 33%, and nine were in the bottom 34%. The Manager also reported that for the five Funds with five-year track records, percentile rankings were 13%, 16%, 44%, 54% and 72% for such five-year period.

At the Board of Trustees meeting held October 24, 2006 the Trustees determined that the investment performance of all of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds are generally somewhat higher than the median level of fees paid by generally comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 24 Funds paid “actual” advisory fees in a percentage amount higher than the median and seven Funds paid “actual” advisory fees in a percentage amount lower than the median, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the “total expense ratios” of the Funds are generally somewhat higher than those of comparable funds. For example, for the 31 Funds reviewed by the Board of Trustees in the fall of 2006, 25 Funds had expense ratios above the median, and six Funds had expense ratios below the median, for each Fund’s applicable category. On average, the Funds had an average expense ratio in the 67th percentile. The Manager also reported that 18 of the 27 Funds in existence for a year had a lower expense ratio percentile rating than the previous year.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2003 through the end of 2006 (projected). The only advisory clients of the Manager during such period were the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The

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Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 24 of 31 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2006 were approximately $5.1 billion, which was represented by 31 Funds, and that no single Fund had assets in excess of $513 million.

The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2007, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 24 of the 31 Funds was acceptable under each Fund’s circumstances.

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Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Harrison Conrad, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Board member of Capital Re Corporation, a financial-guaranty re-insurer from 1995 to December 1999; Retired from JP Morgan after 34 years.	36	None
Roger A. Gelfenbien, Age 63 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	36	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Director of Sales, Lifetouch National School Studios, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	36	None
Claire R. Leonardi, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	36	University of CT Health Center
Arthur C. Reeds III, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	36	Connecticut Water Service, Inc.
Peter W. McClean, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	36	Cyrus, Reinsurrance MoA, Hospitality Energy Capital, LLC Advisory Board

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years	FOF Trust	Fund Complex

Jeffrey Kletti, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Life Advisers, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	36	None
Frank C. Tonnemaker, Age 50 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/06	President and CEO, Allianz Life Financial Services, 10/2005 to present.; Managing Director of Crosswater Financial Corporation, 2003 to 2005; VP and Regional Manager of Bel Air Investment Advisors, LLC, 2002 to 2003; VP and Divisional Sales Manager of Goldman Sachs & Co., 2000 to 2002.	36	None

Officers

	Positions Held with Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During Past 5 Years

Michael Radmer, Age 61 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 35 BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Vice President of Financial Services of BISYS Fund Services from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and AML Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Life Advisers, LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 35 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Life Advisers from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager of one of its affiliates to act as the Trust’s Chief Compliance Officer.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Allianz Funds

The Allianz VIP Funds are distributed by BISYS Fund Services LP. These Funds are not FDIC insured.	ANNRPT1206 2/07

Item 2. Code of Ethics.
  (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
  (b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Arthur Reeds, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

(a) Audit Fees	2005	$290,790
	2006	$355,200
(b) Audit-Related Fees	2005	$4,250
	2006	$4,500
Fees relate to the review of the annual registration statement filed with the Securities and Exchange Commission.

(c) Tax Fees	2005	$53,409
	2006	$68,475
For the preparation and review of the U.S. tax return for regulated investment companies, the return of excise tax on undistributed income of regulated investment companies and review of capital gain distribution calculations.

(d) All Other Fees	2005	$0
	2006	$0
4(e)(1)
  The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.
4(e)(2)
  During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(f)
Not applicable.
4(g)

2005	$57,659
2006	$72,975
4(h)
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)*	/s/ Troy A. Sheets

	Troy A. Sheets	Treasurer
Date      March 1, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey Kletti

	Jeffrey Kletti	President
Date      March 1, 2007

By (Signature and Title)*	/s/ Troy A. Sheets

	Troy A. Sheets	Treasurer
Date      March 1, 2007

*	Print the name and title of each signing officer under his or her signature.